                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  333-123257

                            MARKET VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  APRIL 30

Date of reporting period: APRIL 30, 2014

Item 1. Report to Shareholders

ANNUAL REPORT A P R I L 3 0 , 2 0 1 4

MARKET VECTORS
CORPORATE BOND ETFs

Fallen Angel High Yield Bond ETF	ANGL®
Investment Grade Floating Rate ETF	FLTR®
Treasury-Hedged High Yield Bond ETF	THHY®

MARKET VECTORS
EQUITY INCOME ETFs

BDC Income ETF	BIZD®
Mortgage REIT Income ETF	MORT®
Preferred Securities ex Financials ETF	PFXF®

MARKET VECTORS
INTERNATIONAL BOND ETFs

Emerging Markets Aggregate Bond ETF	EMAG®
Emerging Markets High Yield Bond ETF	HYEM®
Emerging Markets Local Currency Bond ETF	EMLC®
International High Yield Bond ETF	IHY®
Renminbi Bond ETF	CHLC®

888.MKT.VCTR
marketvectorsetfs.com

MARKET VECTORS INCOME ETFs

(unaudited)

Dear Shareholder:

We launched Market Vectors’ newest income ETF, Market Vectors Emerging Markets Aggregate Bond ETF (EMAG) (a conversion of Market Vectors LatAm Aggregate Bond ETF (BONO)), in December 2013. EMAG seeks to track, before fees and expenses, the price and yield performance of the Market Vectors EM Aggregate Bond Index (MVEMAG).

EMAG is the only U.S. listed ETF offering exposure to the four major categories of emerging markets bonds.

The Emerging Markets Bond Universe: Total $2,748 billion

Sovereign Bonds – Hard Currency	$515 billion
Sovereign Bonds – Local Currency	$1,165 billion
Corporate Bonds – Hard Currency	$1,012 billion
Corporate Bonds – Local Currency	$56 billion

Source: FactSet. Market Value as of 4/30/2014. Past performance is not indicative of future results; current data may differ from data quoted.

In recent years the economies of many emerging markets issuers have improved relative to their developed markets counterparts. As this has occurred, emerging markets issuers have become more creditworthy, experiencing upgrades while some developed markets have seen downgrades, and bond yields have compared favorably to those of comparable bonds from developed markets.

Source: FactSet. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Past performance is no guarantee of future results; current performance may be higher or lower than the performance data quoted. Index performance is not fund performance. Investors cannot invest directly in an index.

Van Eck’s Market Vectors ETF family also includes several other emerging markets debt-focused offerings, including Emerging Markets High Yield Bond ETF (HYEM), Emerging Markets Local Currency Bond ETF (EMLC), and Renminbi Bond ETF (CHLC).

1

MARKET VECTORS INCOME ETFs

(unaudited)

Going forward, we will, as always, continue to seek out and evaluate the most attractive opportunities for you as a shareholder, and we encourage you stay in touch with us through the videos and email subscriptions available on our website (http://www.vaneck.com). Of course, should you have any questions, please contact us at 1.888.MKT.VCTR or visit www.marketvectorsetfs.com.

Thank you for participating in the Market Vectors ETF Trust. On the following pages, you will find the performance record of each of the funds for the 12 months ended April 30, 2014. You will also find their financial statements. We value your continuing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

Trustee and President

Market Vectors ETF Trust

May 12, 2014

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in a fund. An index’s performance is not illustrative of a fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

Market Vectors EM Aggregate Bond Index (MVEMAG) is comprised of sovereign bonds and corporate bonds denominated in U.S. dollars.

EM USD Sov: J.P. Morgan EMBI Global Diversified Index is composed of U.S. dollar denominiated debt issued by emerging markets governments.

EM USD Corp: BofA Merrill Lynch US Emerging Markets Liquid Corporate Plus Index is composed of U.S. dollar denominated emerging markets non-sovereign debt publicly issued in the major domestic and eurobond markets.

EM Local Sov: J.P. Morgan GBI-EM Global Diversified Index is composed of local currency denominated debt issued by emerging markets governments.

2

MANAGEMENT DISCUSSION

(unaudited)

The suite of Market Vectors Income ETFs can most usefully be divided into three groups: equity income, international bonds, and corporate bonds. Over the 12 months ended April 30, 2014, the performances of individual funds were mostly positive, with only three funds posting negative returns. All three corporate bond ETFs posted positive total returns, two out of the three ETFs in the equity income group posted positive returns, and three out of the five ETFs in the international bonds group posted positive total returns.

 May 1, 2013 through April 30, 2014

Market Vectors Income ETFs Total Return

Source: Van Eck Global. Returns based on NAV. The performance data quoted represents past performance. Past performance is not a guarantee of future results. Bonds and bond funds will decrease in values as interest rates rise. Performance information for the Funds reflects temporary waivers of expenses and/or fees. Had the Funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

EQUITY INCOME

Business Development Companies (BDCs)

BDCs typically lend to, and invest in, small privately held companies. An improving economy and increased lending benefit the industry, as do active buy-out and IPO markets1. Over the 12-month period ended April 30, 2014, BDCs posted positive returns. However, they did underperform relative to the broader market as measured by the S&P 500® Index*, which posted a return of 20.44%. One of the drivers of this underperformance was the decision at the end of February 2014, by S&P to exclude BDCs from its U.S. indices2, a decision Russell Indices also took at the beginning of March3, negatively impacting the industry thereafter. The industry ended the period offering a dividend yield of 8.64%4 as measured by the Market Vectors US Business Development Index4.

Mortgage REITs

In December 2013, the U.S. Federal Reserve Bank (the “Fed”) announced the start of its “taper” program with a reduction of $10 billion in its monthly bond purchases. On March 19, 2014, the Fed announced the third such reduction of $10 billion, and reconfirmed its commitment to low interest rates5. The last 12 months have, therefore, been an unsettled time for mortgage REITS. However, in the last quarter of the 12-month period, they rebounded strongly6. Mortgage REITs ended the period offering a dividend yield of 10.81%7 as measured by the Market Vectors Global Mortgage REITs Index7.

Preferred Securities ex Financials

Preferred securities are considered hybrid securities because they have features of both debt and equity securities. Historically, a company’s preferred securities have offered higher yields than its common stock and senior debt. The Wells Fargo® Hybrid and Preferred Securities ex Financials Index8 excludes traditional financial companies which have been more volatile than other sectors historically. Over the 12-month period ended April 30, 2014, all economic sectors of the

3

MARKET VECTORS INCOME ETFs

(unaudited)

non-financial “preferreds” market contributed positive returns, with performance driven primarily by automobile manufacturers, steel companies, and tire and rubber companies. The industry ended the period offering a dividend yield of 6.34% as measured by the Wells Fargo Hybrid and Preferred Securities ex Financials Index.

INTERNATIONAL BOND

Emerging Markets Local Currency Bonds

Talk in May 2013 of the Fed tapering its bond buying program, and the actual reduction of its purchases from December on was enough to drive negative performance, however, the market turned around in February 2014 and remained positive through the end of April. The J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) family of indices tracks the performance of bonds denominated in the local currencies of 16 emerging markets countries that are quite large and relatively liquid themselves. According to J.P.Morgan, these local governments have continued to evolve tremendously and now over 90% of the bonds in these indices have an investment grade credit rating from at least one rating agency.

In terms of local currency, bonds denominated in the Polish Zloty and Hungarian Forint contributed most to the Fund’s total return, while the bonds denominated in the Indonesian Rupiah and South African Rand were the greatest detractors from performance.

Latin American Bonds/Emerging Markets Aggregate Bonds

Over the period to December 10, 2013, Latin American bonds offered investors a number of opportunities to invest in both high-yield and investment-grade corporate and sovereign bonds. Two countries contributed positively to the Fund’s total return for the period: Argentina and Jamaica. Brazil and Mexico were the greatest detractors from performance.

On December 10, 2013 the LatAm Aggregate Bond ETF converted into the Emerging Markets Aggregate Bond ETF. Despite trading for just over four and a half months, each of the four asset classes within emerging markets bonds – sovereign and corporate bonds denominated in hard and local currencies – represented in the Fund contributed positively to return for the period from inception to April 30, 2014. Hard currency sovereign and corporate bonds contributed most to performance.

Renminbi Bonds

Chinese Renminbi-denominated bonds, both issued and traded outside China, constitute what is known as the “dim sum bond market”. Dim sum bonds provide an alternative way of accessing China’s currency and market, rather than non-deliverable forward contacts and/or QFII, which may not be practical. Investors in this market not only receive bond interest payments, but also gain access to China’s currency.

The Chinese Renminbi currency as a whole exhibited slightly positive performance. In terms of sector, financial and consumer - cyclical bonds were the best performers during the 12-month period ended April 30, 2014, while, as a sector, only government bonds were detractors from performance during the period.

CORPORATE BOND

Emerging Markets High Yield Bonds

Overall, emerging market corporate bonds continue to constitute one of the fastest growing asset classes and, as an asset class, it remains comparable in size to the U.S. high-yield corporate bond market. High-yield emerging market corporate and quasi-sovereign bonds denominated in U.S. Dollars currently have higher yields than both high-yield emerging market sovereign and high-yield U.S. corporate bonds9.

While Argentinian and Chinese bonds were the greatest contributors to the Fund’s total return, Ukrainian and Russian bonds were the greatest detractors. On a sector level, financial bonds were the greatest contributors to total return and, among all the other sectors, only energy sector bonds detracted from performance.

Fallen Angel Bonds

“Fallen angels” are high-yield corporate bonds that were once investment grade, but have been downgraded to non-investment grade. They warrant distinction for an embedded value proposition that is not common to all of high yield: Fallen angels tend to have a higher rate of ascension to investment grade than original issue high-yield bonds. The default rate in this segment has averaged 3.71% historically, below the 4.60% average for all U.S. high yield10.

The financial, communications, and basic materials sectors contributed the most to return. Springleaf Finance 6.90% bond (2.0% of Fund net assets†) and Royal Bank of Scotland 7.64% bond (1.9% of Fund net assets†) were the top performing bonds in the Fund. Bottom performing bonds for the same period were, Weyerhaeuser 7.375% bond (sold at the end of June 2013) and Ally Financial 8.0% bond (0.7% of Fund net assets†).

4

International High Yield Bonds

Non-U.S. high-yield bonds, which constitute over a third of the global high-yield market, have continued to provide an opportunity to diversify not only geographically, but also in terms of currency, with bonds denominated, for example, in Euros, Sterling and Canadian Dollars. Europe accounts for over 60% of global ex-U.S. high-yield corporate bond market value, and emerging markets represent about 30%.

All sectors, apart from energy, contributed positively to overall Fund performance. Euro-denominated bonds were the greatest contributors to Fund total return, while only Canadian Dollar-denominated bonds detracted from Fund performance.

Investment Grade Floating Rate Notes

Floating rate notes (FRNs) are investment grade-rated corporate debt issues with variable coupons that reset to current interest rates, based on a particular benchmark. The coupons on these securities fluctuate with that benchmark. The combination of low average years to maturity, typically in the 1-3 year range, and floating interest rates creates the potential for relatively low price fluctuations. In addition, as short-term interest rates rise, portfolio securities reset to higher yields.

The top performing notes in the Fund were A-rated Wachovia Corp. 10/15/16 FRN (2.1% of Fund net assets†), and BBB- rated Citigroup Inc. 6/9/16 FRN (1.6% of Fund net assets†). Citigroup Inc. 5/15/18 FRN (2.3% of Fund net assets†), rated BBB+, and Wells Fargo 4/23/18 (1.0% of Fund net assets†), rated A+, were the two bottom performing bonds.

Treasury-Hedged High Yield Bonds

The Treasury-hedged high-yield bond Fund tracks an index that combines the more liquid portion of the high-yield universe with short positions in 5-year U.S. Treasury notes. The Fund uses futures on such notes to help hedge against the risk of rising interest rates. Together, the long high-yield bond and short comparable U.S. Treasury portfolios offer a combination of income generation and protection against rising interest rates.

The main drivers of returns in this strategy are interest rates and credit spreads. Rising interest rates and narrowing credit spreads positively contribute to performance, while declining interest rates and widening credit spreads detract from the Fund’s returns.

Overall, the Fund slightly outperformed unhedged high-yield bond strategies, having benefited from the U.S. Treasury market selloff (rising interest rates) over the Summer of 2013, spurred on by former Fed Chairman Ben Bernanke’s comments on potentially tapering the bond buying program. The Fed’s inaction in September caused Treasuries to rally (interest rates to decline), eroding some of the summer gains. However, interest rates rose in the fourth quarter 2013 while credit spreads continued narrowing, favorably impacting the Fund. 2014 began with a pullback in January, with interest rates declining and credit spreads widening, as news of a disappointing December jobs report and China’s contraction in manufacturing activity negatively contributed to most asset classes. Markets then picked up as credit spreads further narrowed to pre-2008 credit crisis levels by the end of April.

Top performers for the period were the short portfolio of Treasuries and a long position in First Data Corporation 12.625% bond (3.5% of Fund net assets†). Bottom performers were Nii Capital Corp 8.875% bond (0.2% of Fund net assets†) and Ally Financial Inc. 8.0% bond (4.2% of Fund net assets†).

†	All Fund assets referenced are Total Net Assets as of April 30, 2014.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

*	Standard & Poor’s (S&P) 500® Index, calculated with dividends reinvested, consist of 500 widely held common stocks covering industrial, utility, financial, and transportation sectors.

[1]	Investopedia: Little Known Stocks And ETFs To Buy As Interest Rates Rise, http://www.investopedia.com/stock-analysis/040314/little-known-stocks-and-etfs-buy-interest-rates-rise-bizd-acas-htgc-hrzn.aspx
[2]	Barron’s: BDCs Fall After S&P Gives the Boot - Now Watch Russell, http://blogs.barrons.com/focuson-funds/2014/02/26/bdcs-fall-after-sp-gives-the-boot-now-watch-russell/
[3]	Russell Indexes: Reconstitution - 2014 Schedule, http://www.russell.com/documents/indexes/reconstitution-schedule.pdf
5

MARKET VECTORS INCOME ETFs

(unaudited)

[4]	Market Vectors® US Business Development Companies Index (MVBIZDTG) includes companies which are treated as Business Development Companies. To be eligible for the Index and qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in the U.S., be registered with the Securities Exchange Commission and have elected to be regulated as a BDC under the Investment Company Act of 1940. As of April 30, 2014, the 30-day SEC yield for Market Vectors BDC Income ETF was 8.20%. 30-Day SEC Yield is calculated as of the most recent month end, and is a standard yield calculation developed by the Securities and Exchange Commission that allows for fairer comparisons primarily among bond funds. It is based on the most recent 30-day period. This yield figure reflects the interest earned during the period after deducting the Fund’s expenses for the period. It does not reflect the yield an investor would have received if they had held the Fund over the last twelve months assuming the most recent NAV. In the absence of temporary expense waivers or reimbursements, the 30-Day SEC Yield for Market Vectors BDC Income ETF would have been 7.66% on April 30, 2014.
[5]	Forbes: Fed Cuts Monthly Asset Purchases To $55 Billion Maintaining Taper Pace, Market Awaits Yellen Remarks, http://www.forbes.com/sites/samanthasharf/2014/03/19/fed-cuts-monthly-asset-purchases-to-55-billion-maintaining-pace-of-taper-market-awaits-yellen-remarks/
[6]	Pension & Investments: REITs rebounding strongly in Q1, http://www.pionline.com/article/20140331/INTERACTIVE/140339990/reits-rebounding-strongly-in-q1
[7]	Market Vectors® Global Mortgage REITs Index (MVMORTTR) is a rules-based index intended to give investors a means of tracking the overall performance of publicly traded U.S. and non-U.S. mortgage REITs that derive at least 50% of their revenues from mortgage-related activity. As of April 30, 2014, the 30-day SEC yield for Market Vectors Mortgage REIT Income ETF was 9.87%. 30-Day SEC Yield is calculated as of the most recent month end, and is a standard yield calculation developed by the Securities and Exchange Commission that allows for fairer comparisons primarily among bond funds. It is based on the most recent 30-day period. This yield figure reflects the interest earned during the period after deducting the Fund’s expenses for the period. It does not reflect the yield an investor would have received if they had held the Fund over the last twelve months assuming the most recent NAV. In the absence of temporary expense waivers or reimbursements, the 30-Day SEC Yield for Market Vectors Mortgage REIT Income ETF would have been 9.47% on April 30, 2014.
[8]	Wells Fargo® Hybrid and Preferred Securities ex Financials Index (WHPSL) is a rules-based index designed to track the performance of convertible or exchangeable and non-convertible preferred securities, issued by U.S. or foreign issuers that are not financial services companies or banks and that are listed on U.S. national securities exchanges. As of April 30, 2014, the 30-day SEC yield for Market Vectors Preferred Securities ex Financials ETF was 6.05%. 30-Day SEC Yield is calculated as of the most recent month end, and is a standard yield calculation developed by the Securities and Exchange Commission that allows for fairer comparisons primarily among bond funds. It is based on the most recent 30-day period. This yield figure reflects the interest earned during the period after deducting the Fund’s expenses for the period. It does not reflect the yield an investor would have received if they had held the Fund over the last twelve months assuming the most recent NAV. In the absence of temporary expense waivers or reimbursements, the 30-Day SEC Yield for Market Vectors Preferred Securities ex Financials ETF would have been 5.76% on April 30, 2014.
[9]	As represented by The BofA Merrill Lynch High Yield U.S. Emerging Markets Liquid Corporate Plus Index for USD-denominated EM high-yield corporate bonds, The BofA Merrill Lynch USD Emerging Markets Sovereigns Index for USD-denominated EM high-yield sovereign bonds and The BofA Merrill Lynch U.S. High Yield Master Index II for U.S. high-yield corporate bonds.
[10]	Altman, Edward I. and Brenda J. Kuehne. “Defaults and Returns in the High-Yield Bond and Distressed Debt Market: The Year 2013 in Review and Outlook”. Feb 2014. NYU Salomon Center.
6

BDC INCOME ETF (BIZD)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

	Total Return
	Share Price[1]	NAV	MVBIZDTG[2]
One Year	1.93%	1.94%	2.30%
Life* (annualized)	5.74%	5.58%	5.98%
Life* (cumulative)	7.01%	6.82%	7.31%
*since 2/11/13

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors BDC Income ETF (BIZD) was 2/11/13.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/11/13) to the first day of secondary market trading in shares of the Fund (2/12/13), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.81% / Net Expense Ratio 0.40%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

7

BDC INCOME ETF (BIZD)

PERFORMANCE COMPARISON

(unaudited) (continued)

Market Vectors US Business Development Companies Index (MVBIZDTG) (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors BDC Income ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® US Business Development Companies Index (MVBIZDTG) (the “Index”) includes companies which are treated as Business Development Companies. To be eligible for the Index and qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in the U.S., be registered with the Securities Exchange Commission and have elected to be regulated as a BDC under the Investment Company Act of 1940.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

BDC Income ETF (BIZD)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for BIZD is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	February 12, 2013* through April 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	2	0.7%
Greater than or Equal to 1.0% And Less Than 1.5%	4	1.3%
Greater than or Equal to 0.5% And Less Than 1.0%	17	5.6%
Greater than or Equal to 0.0% And Less Than 0.5%	222	72.8%
Greater than or Equal to -0.5% And Less Than 0.0%	54	17.7%
Greater than or Equal to -1.0% And Less Than -0.5%	5	1.6%
Greater than or Equal to -1.5% And Less Than -1.0%	1	0.3%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%
	305	100.0%

* First day of secondary market trading.

8

EMERGING MARKETS AGGREGATE BOND ETF (EMAG)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

	Total Return
	Share Price[1]	NAV	MVEMAG[2]
One Year	(5.47)%	(4.78)%	(4.79)%
Life* (annualized)	3.18%	3.34%	5.19%
Life* (cumulative)	9.76%	10.26%	16.23%
*since 5/11/11

Effective December 10, 2013, Market Vectors® LatAm Aggregate Bond ETF (BONO) changed its name to Market Vectors Emerging Markets Aggregate Bond ETF (EMAG). The Fund’s investment objective changed to seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the Market Vectors® EM Aggregate Bond Index (MVEMAG), from seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of the BofA Merrill Lynch Broad Latin America Bond Index (LATS). Performance data prior to December 9, 2013, reflects that of BONO and LATS. Performance data from December 10, 2013, and on, reflects that of EMAG and MVEMAG. All Index history reflects a blend of the performance of the aforementioned Indexes (MVEMAG and LATS) AND IS NOT INTENDED FOR ANY THIRD PARTY USE. LATS is a trademark of Merrill Lynch, Pierce, Fenner & Smith Incorporation, which neither sponsors nor endorses EMAG and makes no warranty or representation as to the accuracy and/or completeness of this Index.

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Emerging Markets Aggregate Bond ETF was 5/11/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/11/11) to the first day of secondary market trading in shares of the Fund (5/12/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.34% / Net Expense Ratio 0.50%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.49% of the Fund’s average daily net assets per year until at least September 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

9

EMERGING MARKETS AGGREGATE BOND ETF (EMAG)

PERFORMANCE COMPARISON

(unaudited) (continued)

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Market Vectors EM Aggregate Bond Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Emerging Markets Aggregate Bond ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	The Market Vectors EM Aggregate Bond Index (MVEMAG) is comprised of sovereign bonds and corporate bonds denominated in U.S. dollars, Euros, or local emerging market currencies and includes both investment grade and below investment grade rated securities.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Emerging Markets Aggregate Bond ETF (EMAG)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for EMAG is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	May 12, 2011* through April 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	10	1.3%
Greater than or Equal to 2.5% And Less Than 3.0%	6	0.8%
Greater than or Equal to 2.0% And Less Than 2.5%	12	1.6%
Greater than or Equal to 1.5% And Less Than 2.0%	21	2.8%
Greater than or Equal to 1.0% And Less Than 1.5%	47	6.3%
Greater than or Equal to 0.5% And Less Than 1.0%	84	11.3%
Greater than or Equal to 0.0% And Less Than 0.5%	118	15.9%
Greater than or Equal to -0.5% And Less Than 0.0%	144	19.4%
Greater than or Equal to -1.0% And Less Than -0.5%	162	22.1%
Greater than or Equal to -1.5% And Less Than -1.0%	73	9.9%
Greater than or Equal to -2.0% And Less Than -1.5%	31	4.2%
Greater than or Equal to -2.5% And Less Than -2.0%	23	3.1%
Greater than or Equal to -3.0% And Less Than -2.5%	3	0.4%
Less Than -3.0%	7	0.9%
	741	100.0%

* First day of secondary market trading.

10

EMERGING MARKETS HIGH YIELD BOND ETF (HYEM)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

	Total Return
	Share Price[1]	NAV	EMHY[2]
One Year	1.68%	1.34%	1.31%
Life* (annualized)	7.59%	7.32%	7.95%
Life* (cumulative)	15.56%	14.99%	16.33%
*since 5/8/12

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Emerging Markets High Yield Bond ETF (HYEM) was 5/8/12.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/8/12) to the first day of secondary market trading in shares of the Fund (5/9/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.53% / Net Expense Ratio 0.40%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

11

EMERGING MARKETS HIGH YIELD BOND ETF (HYEM)

PERFORMANCE COMPARISON

(unaudited) (continued)

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“BofA Merrill Lynch”) indices and related information, the name “BofA Merrill Lynch”, and related trademarks, are intellectual property licensed from BofA Merrill Lynch, and may not be copied, used, or distributed without BofA Merrill Lynch’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by BofA Merrill Lynch. BOFA MERRILL LYNCH MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	The BofA Merrill Lynch High Yield US Emerging Markets Liquid Corporate Plus Index (EMHY) is comprised of U.S. dollar denominated bonds issued by non-sovereign emerging market issuers that are rated BB1 or lower (based on an average of Moody’s, S&P and Fitch) and that are issued in the major domestic and Eurobond markets.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Emerging Markets High Yield Bond ETF (HYEM)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for HYEM is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	May 9, 2012* through April 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	11	2.2%
Greater than or Equal to 2.5% And Less Than 3.0%	17	3.4%
Greater than or Equal to 2.0% And Less Than 2.5%	23	4.7%
Greater than or Equal to 1.5% And Less Than 2.0%	17	3.4%
Greater than or Equal to 1.0% And Less Than 1.5%	34	6.9%
Greater than or Equal to 0.5% And Less Than 1.0%	121	24.6%
Greater than or Equal to 0.0% And Less Than 0.5%	101	20.5%
Greater than or Equal to -0.5% And Less Than 0.0%	95	19.3%
Greater than or Equal to -1.0% And Less Than -0.5%	61	12.4%
Greater than or Equal to -1.5% And Less Than -1.0%	7	1.4%
Greater than or Equal to -2.0% And Less Than -1.5%	2	0.4%
Greater than or Equal to -2.5% And Less Than -2.0%	1	0.2%
Greater than or Equal to -3.0% And Less Than -2.5%	2	0.4%
Less Than -3.0%	1	0.2%
	493	100.0%

* First day of secondary market trading.

12

EMERGING MARKETS LOCAL CURRENCY BOND ETF (EMLC)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

	Total Return
	Share Price[1]	NAV	GBIEMCOR[2]
One Year	(9.59)%	(9.35)%	(8.99)%
Life* (annualized)	3.25%	3.30%	4.21%
Life* (cumulative)	12.82%	13.05%	16.84%
*since 7/22/10

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Emerging Markets Local Currency Bond ETF was 7/22/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/22/10) to the first day of secondary market trading in shares of the Fund (7/23/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.52% / Net Expense Ratio 0.47%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extentnecessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.47% of the Fund’s average daily net assets per year until at least September 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

13

EMERGING MARKETS LOCAL CURRENCY BOND ETF (EMLC)

PERFORMANCE COMPARISON

(unaudited) (continued)

Market Vectors Emerging Markets Local Currency Bond ETF (EMLC) is not sponsored, endorsed, sold or promoted by J.P. Morgan and J.P. Morgan makes no representation regarding the advisability of investing in EMLC. J.P. Morgan does not warrant the completeness or accuracy of the J.P. Morgan GBI-EMG Core Index. “J.P. Morgan” is a registered service mark of JPMorgan Chase & Co.© 2014. JPMorgan Chase & Co. All rights reserved.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	J.P. Morgan Government Bond Index-Emerging Markets Global Core (GBIEMCOR) is designed to track the performance of bonds issued by emerging market governments and denominated in the local currency of the issuer.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Emerging Markets Local Currency Bond ETF (EMLC)

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for EMLC is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	July 23, 2010* through April 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	1	0.1%
Greater than or Equal to 2.5% And Less Than 3.0%	1	0.1%
Greater than or Equal to 2.0% And Less Than 2.5%	1	0.1%
Greater than or Equal to 1.5% And Less Than 2.0%	6	0.6%
Greater than or Equal to 1.0% And Less Than 1.5%	51	5.4%
Greater than or Equal to 0.5% And Less Than 1.0%	305	32.4%
Greater than or Equal to 0.0% And Less Than 0.5%	315	33.5%
Greater than or Equal to -0.5% And Less Than 0.0%	157	16.7%
Greater than or Equal to -1.0% And Less Than -0.5%	80	8.5%
Greater than or Equal to -1.5% And Less Than -1.0%	16	1.7%
Greater than or Equal to -2.0% And Less Than -1.5%	7	0.7%
Greater than or Equal to -2.5% And Less Than -2.0%	1	0.1%
Greater than or Equal to -3.0% And Less Than -2.5%	1	0.1%
Less Than -3.0%	0	0.0%
	942	100.0%

* First day of secondary market trading.

14

FALLEN ANGEL HIGH YIELD BOND ETF (ANGL)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

	Total Return
	Share Price[1]	NAV	H0FA2
One Year	6.30%	7.31%	8.54%
Life* (annualized)	11.66%	11.87%	14.08%
Life* (cumulative)	25.44%	25.91%	31.08%
*since 4/10/12

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Fallen Angel High Yield Bond ETF (ANGL) was 4/10/12.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/10/12) to the first day of secondary market trading in shares of the Fund (4/11/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.47% / Net Expense Ratio 0.40%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

15

FALLEN ANGEL HIGH YIELD BOND ETF (ANGL)

PERFORMANCE COMPARISON

(unaudited) (continued)

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“BofA Merrill Lynch”) indices and related information, the name “BofA Merrill Lynch”, and related trademarks, are intellectual property licensed from BofA Merrill Lynch, and may not be copied, used, or distributed without BofA Merrill Lynch’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by BofA Merrill Lynch. BOFA MERRILL LYNCH MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	The BofA Merrill Lynch US Fallen Angel High Yield Index (H0FA) is comprised of below investment grade corporate bonds denominated in U.S. dollars that were rated investment grade at the time of issuance.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Fallen Angel High Yield Bond ETF (ANGL)

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for ANGL is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 11, 2012* through April 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	3	0.6%
Greater than or Equal to 2.5% And Less Than 3.0%	2	0.4%
Greater than or Equal to 2.0% And Less Than 2.5%	10	1.9%
Greater than or Equal to 1.5% And Less Than 2.0%	14	2.7%
Greater than or Equal to 1.0% And Less Than 1.5%	28	5.5%
Greater than or Equal to 0.5% And Less Than 1.0%	74	14.4%
Greater than or Equal to 0.0% And Less Than 0.5%	222	43.3%
Greater than or Equal to -0.5% And Less Than 0.0%	125	24.4%
Greater than or Equal to -1.0% And Less Than -0.5%	31	6.0%
Greater than or Equal to -1.5% And Less Than -1.0%	4	0.8%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%
	513	100.0%

* First day of secondary market trading.

16

INTERNATIONAL HIGH YIELD BOND ETF (IHY)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

	Total Return
	Share Price[1]	NAV	HXUS[2]
One Year	7.93%	8.06%	9.42%
Life* (annualized)	11.55%	11.43%	12.61%
Life* (cumulative)	25.49%	25.20%	27.96%
*since 4/2/12

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors International High Yield Bond ETF was 4/2/12.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/2/12) to the first day of secondary market trading in shares of the Fund (4/3/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.58% / Net Expense Ratio 0.40%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

17

INTERNATIONAL HIGH YIELD BOND ETF (IHY)

PERFORMANCE COMPARISON

(unaudited) (continued)

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“BofA Merrill Lynch”) indices and related information, the name “Bank of America Merrill Lynch”, and related trademarks, are intellectual property licensed from BofA Merrill Lynch, and may not be copied, used, or distributed without BofA Merrill Lynch’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by BofA Merrill Lynch. BOFA MERRILL LYNCH MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	The BofA Merrill Lynch Global Ex-US Issuers High Yield Constrained Index (HXUS) tracks the performance of below investment grade debt issued by non-U.S. corporations denominated in Euros, U.S. dollars, Canadian dollars or pound sterling issued in the major domestic or eurobond markets.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

International High Yield Bond ETF (IHY)

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for IHY is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 3, 2012* through April 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	8	1.5%
Greater than or Equal to 2.5% And Less Than 3.0%	2	0.4%
Greater than or Equal to 2.0% And Less Than 2.5%	5	1.0%
Greater than or Equal to 1.5% And Less Than 2.0%	12	2.3%
Greater than or Equal to 1.0% And Less Than 1.5%	30	5.8%
Greater than or Equal to 0.5% And Less Than 1.0%	129	24.9%
Greater than or Equal to 0.0% And Less Than 0.5%	178	34.3%
Greater than or Equal to -0.5% And Less Than 0.0%	86	16.6%
Greater than or Equal to -1.0% And Less Than -0.5%	45	8.7%
Greater than or Equal to -1.5% And Less Than -1.0%	5	1.0%
Greater than or Equal to -2.0% And Less Than -1.5%	12	2.3%
Greater than or Equal to -2.5% And Less Than -2.0%	2	0.4%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	4	0.8%
	518	100.0%

*	First day of secondary market trading.
18

INVESTMENT GRADE FLOATING RATE ETF (FLTR)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

	Total Return
	Share Price[1]	NAV	MVFLTR[2]
One Year	0.76%	0.88%	1.45%
Life* (annualized)	1.08%	1.08%	1.58%
Life* (cumulative)	3.29%	3.28%	4.86%
*since 4/25/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Investment Grade Floating Rate ETF (FLTR) was 4/25/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/25/11) to the first day of secondary market trading in shares of the Fund (4/26/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.54% / Net Expense Ratio 0.19%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.19% of the Fund’s average daily net assets per year until at least September 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

19

INVESTMENT GRADE FLOATING RATE ETF (FLTR)

PERFORMANCE COMPARISON

(unaudited) (continued)

Market Vectors Investment Grade Floating Rate ETF (the “Fund”) is not sponsored, issued or advised by Wells Fargo & Company, Wells Fargo Securities, LLC or any of their affiliates (together, “Wells Fargo”). The Market Vectors US Investment Grade Floating Rate Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (the “Index Provider”), which has contracted with Wells Fargo to create and maintain and with Interactive Data Pricing and Reference Data, Inc. (the “Index Calculator”) to calculate the Index. Neither Wells Fargo nor the Index Calculator guarantees the accuracy and/or completeness of the Index or of any data supplied by it or its agents or makes any warranty as to the results to be obtained from investing in the Fund or tracking the Index. The Index is calculated by Interactive Data Pricing and Reference Data, Inc., which is not an adviser for or fiduciary to the Fund, and, like Wells Fargo, is not responsible for any direct, indirect or consequential damages associated with indicative optimized portfolio values and/or indicative intraday values. The Market Vectors Investment Grade Floating Rate ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Investment Grade Floating Rate Index (MVFLTR) is comprised of U.S. dollar-denominated floating rate notes issued by corporate issuers or similar commercial entities that are public reporting companies in the U.S. and rated investment grade by at least one of three rating services: Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch International Rating Agency (“Fitch”). Investment grade securities are those rated Baa3 or higher by Moody’s or rated BBB- or higher by S&P or Fitch.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Investment Grade Floating Rate ETF (FLTR)

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for FLTR is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 26, 2011* through April 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	8	1.1%
Greater than or Equal to 0.5% And Less Than 1.0%	52	6.9%
Greater than or Equal to 0.0% And Less Than 0.5%	324	43.1%
Greater than or Equal to -0.5% And Less Than 0.0%	137	18.2%
Greater than or Equal to -1.0% And Less Than -0.5%	59	7.8%
Greater than or Equal to -1.5% And Less Than -1.0%	82	10.9%
Greater than or Equal to -2.0% And Less Than -1.5%	52	6.9%
Greater than or Equal to -2.5% And Less Than -2.0%	32	4.2%
Greater than or Equal to -3.0% And Less Than -2.5%	6	0.8%
Less Than -3.0%	1	0.1%
	753	100.0%

*	First day of secondary market trading.
20

MORTGAGE REIT INCOME ETF (MORT)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

	Total Return
	Share Price[1]	NAV	MVMORTTR[2]
One Year	(5.05)%	(4.87)%	(7.74)%
Life* (annualized)	11.95%	11.97%	8.39%
Life* (cumulative)	35.74%	35.79%	24.36%
*since 8/16/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Mortgage REIT Income ETF was 8/16/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/16/11) to the first day of secondary market trading in shares of the Fund (8/17/11), the NAV of the Fund isused as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.60% / Net Expense Ratio 0.41%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

21

MORTGAGE REIT INCOME ETF (MORT)

PERFORMANCE COMPARISON

(unaudited) (continued)

Market Vectors Global Mortgage REITs Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Mortgage REIT Income ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Mortgage REITs Index (MVMORTTR) is a rules-based index intended to give investors a means of tracking the overall performance of publicly traded U.S. and non-U.S. mortgage REITs that derive at least 50% of their revenues from mortgage-related activity.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Mortgage REIT ETF (MORT)

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for MORT is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	August 17, 2011* through April 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	1	0.1%
Greater than or Equal to 2.5% And Less Than 3.0%	1	0.1%
Greater than or Equal to 2.0% And Less Than 2.5%	2	0.3%
Greater than or Equal to 1.5% And Less Than 2.0%	1	0.1%
Greater than or Equal to 1.0% And Less Than 1.5%	2	0.3%
Greater than or Equal to 0.5% And Less Than 1.0%	12	1.8%
Greater than or Equal to 0.0% And Less Than 0.5%	444	66.1%
Greater than or Equal to -0.5% And Less Than 0.0%	196	29.1%
Greater than or Equal to -1.0% And Less Than -0.5%	11	1.6%
Greater than or Equal to -1.5% And Less Than -1.0%	1	0.1%
Greater than or Equal to -2.0% And Less Than -1.5%	2	0.3%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	1	0.1%
Less Than -3.0%	0	0.0%
	674	100.0%

*	First day of secondary market trading.
22

PREFERRED SECURITIES EX FINANCIALS ETF (PFXF)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

	Total Return
	Share Price[1]	NAV	WHPSL[2]
One Year	6.65%	6.59%	6.51%
Life* (annualized)	7.96%	7.84%	7.91%
Life* (cumulative)	14.69%	14.46%	14.60%
*since 7/16/12

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Preferred Securities ex Financials ETF was 7/16/12.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/16/12) to the first day of secondary market trading in shares of the Fund (7/17/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.53% / Net Expense Ratio 0.40%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

23

PREFERRED SECURITIES EX FINANCIALS ETF (PFXF)

PERFORMANCE COMPARISON

(unaudited) (continued)

The Fund is not issued, sponsored, endorsed or advised by Wells Fargo & Company, Wells Fargo Securities, LLC or their subsidiaries and affiliates (collectively, “Wells Fargo”). Wells Fargo makes no representation or warranty, express or implied, to the Fund’s investors or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by Wells Fargo or the Index to track financial instruments comprising the Index or any trading market. Wells Fargo’s only relationship to the Adviser is the licensing of certain trademarks and trade names of Wells Fargo and of the data supplied by Wells Fargo that is determined, composed and calculated by Wells Fargo or a third party index calculator, without regard to the Fund or its shareholders. Wells Fargo has no obligation to take the needs of the Fund or the Fund’s shareholders into consideration when determining, composing or calculating the data. Wells Fargo has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Wells Fargo® Hybrid and Preferred Securities ex Financials Index (WHPSL) is designed to track the performance of convertible or exchangeable and non-convertible preferred securities listed on U.S. exchanges.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Preferred Securities ex Financials ETF (PFXF)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for PFXF is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	July 17, 2012* through April 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	1	0.2%
Greater than or Equal to 0.5% And Less Than 1.0%	13	2.9%
Greater than or Equal to 0.0% And Less Than 0.5%	257	57.7%
Greater than or Equal to -0.5% And Less Than 0.0%	165	37.0%
Greater than or Equal to -1.0% And Less Than -0.5%	9	2.0%
Greater than or Equal to -1.5% And Less Than -1.0%	1	0.2%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%
	446	100.0%

* First day of secondary market trading.

24

RENMINBI BOND ETF (CHLC)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

	Total Return
	Share Price[1]	NAV	MVCHLC[2]
One Year	1.89%	0.08%	0.78%
Life* (annualized)	3.47%	3.62%	3.88%
Life* (cumulative)	9.09%	9.51%	10.20%
*since 10/11/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Renminbi Bond ETF was 10/11/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/11/11) to the first day of secondary market trading in shares of the Fund (10/12/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 3.08% / Net Expense Ratio 0.39%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.39% of the Fund’s average daily net assets per year until at least September 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

25

RENMINBI BOND ETF (CHLC)

PERFORMANCE COMPARISON

(unaudited) (continued)

Market Vectors Renminbi Bond Index is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Renminbi Bond ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Renminbi Bond Index (MVCHLC) is designed to track the performance of fixed-rate, Chinese Renminbi (“RMB”)-denominated bonds with an investment grade rating from at least one rating agency that are available to market participants outside of mainland China issued by Chinese or non-Chinese corporate, governmental, quasi-governmental or supranational issuers (“RMB Bonds”).

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Renminbi Bond ETF (CHLC)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for CHLC is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	October 12, 2011* through April 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	14	2.2%
Greater than or Equal to 2.5% And Less Than 3.0%	24	3.8%
Greater than or Equal to 2.0% And Less Than 2.5%	17	2.7%
Greater than or Equal to 1.5% And Less Than 2.0%	17	2.7%
Greater than or Equal to 1.0% And Less Than 1.5%	45	7.1%
Greater than or Equal to 0.5% And Less Than 1.0%	71	11.2%
Greater than or Equal to 0.0% And Less Than 0.5%	32	5.0%
Greater than or Equal to -0.5% And Less Than 0.0%	51	8.0%
Greater than or Equal to -1.0% And Less Than -0.5%	86	13.5%
Greater than or Equal to -1.5% And Less Than -1.0%	135	21.2%
Greater than or Equal to -2.0% And Less Than -1.5%	96	15.1%
Greater than or Equal to -2.5% And Less Than -2.0%	32	5.0%
Greater than or Equal to -3.0% And Less Than -2.5%	5	0.8%
Less Than -3.0%	11	1.7%
	636	100.0%

* First day of secondary market trading.

26

TREASURY-HEDGED HIGH YIELD BOND ETF (THHY)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

	Total Return
	Share Price[1]	NAV	MVTHHY[2]
One Year	6.26%	5.55%	6.67%
Life* (annualized)	6.69%	6.27%	7.32%
Life* (cumulative)	7.45%	6.98%	8.16%
*since 3/21/13

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Treasury-Hedged High Yield Bond ETF (THHY) was 3/21/13.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (3/21/13) to the first day of secondary market trading in shares of the Fund (3/22/13), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 2.50% / Net Expense Ratio 1.22%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.50% of the Fund’s average daily net assets per year until at least September 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trusteesacts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

27

TREASURY-HEDGED HIGH YIELD BOND ETF (THHY)

PERFORMANCE COMPARISON

(unaudited) (continued)

Market Vectors US Treasury-Hedged High Yield Bond Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (the “Index Provider”), which has contracted with Interactive Data Pricing and Reference Data, LLC. (the “Calculation Agent”) to calculate the Index. The Calculation Agent is not an adviser for or a fiduciary to any account, fund or ETF managed by Van Eck Associates Corporation. The Calculation Agent is not responsible for any direct, indirect, or consequential damages associated with indicative optimized portfolio values and/or indicative intraday values. Market Vectors Treasury-Hedged High Yield Bond ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by the Index Provider, which makes no representation regarding the advisability of investing in the Fund.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® US Treasury-Hedged High Yield Bond Index (MVTHHY) is comprised of long positions in below-investment grade corporate bonds, denominated in U.S. dollars, and an equivalent amount of short positions in Treasury notes and bonds.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Treasury-Hedged High Yield Bond ETF (THHY)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for THHY is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	March 22, 2013* through April 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	2	0.7%
Greater than or Equal to 1.0% And Less Than 1.5%	6	2.2%
Greater than or Equal to 0.5% And Less Than 1.0%	44	15.8%
Greater than or Equal to 0.0% And Less Than 0.5%	70	25.0%
Greater than or Equal to -0.5% And Less Than 0.0%	63	22.7%
Greater than or Equal to -1.0% And Less Than -0.5%	44	15.8%
Greater than or Equal to -1.5% And Less Than -1.0%	21	7.6%
Greater than or Equal to -2.0% And Less Than -1.5%	16	5.8%
Greater than or Equal to -2.5% And Less Than -2.0%	11	4.0%
Greater than or Equal to -3.0% And Less Than -2.5%	1	0.4%
Less Than -3.0%	0	0.0%
	278	100.0%

* First day of secondary market trading.

28

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2013 to April 30, 2014.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio During Period	Expenses Paid During the Period* November 1, 2013- April 30, 2014
BDC Income ETF
Actual	$1,000.00	$1,002.40	0.40%	$1.99
Hypothetical**	$1,000.00	$1,022.81	0.40%	$2.01
Emerging Markets Aggregate Bond ETF
Actual	$1,000.00	$1,012.30	0.50%	$2.49
Hypothetical**	$1,000.00	$1,022.32	0.50%	$2.51
Emerging Markets High Yield Bond ETF
Actual	$1,000.00	$1,026.30	0.40%	$2.01
Hypothetical**	$1,000.00	$1,022.81	0.40%	$2.01
Emerging Markets Local Currency Bond ETF
Actual	$1,000.00	$982.30	0.47%	$2.31
Hypothetical**	$1,000.00	$1,022.46	0.47%	$2.36
Fallen Angel High Yield Bond ETF
Actual	$1,000.00	$1,062.20	0.40%	$2.05
Hypothetical**	$1,000.00	$1,022.81	0.40%	$2.01
International High Yield Bond ETF
Actual	$1,000.00	$1,053.60	0.40%	$2.04
Hypothetical**	$1,000.00	$1,022.81	0.40%	$2.01
Investment Grade Floating Rate ETF
Actual	$1,000.00	$1,005.80	0.19%	$0.94
Hypothetical**	$1,000.00	$1,023.85	0.19%	$0.95
29

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the Period*
	Value	Value	Expense Ratio	November 1, 2013-
	November 1, 2013	April 30, 2014	During Period	April 30, 2014
Mortgage REIT Income ETF
Actual	$1,000.00	$1,130.80	0.41%	$2.17
Hypothetical**	$1,000.00	$1,022.76	0.41%	$2.06
Preferred Securities ex Financials ETF
Actual	$1,000.00	$1,100.50	0.40%	$2.08
Hypothetical**	$1,000.00	$1,022.81	0.40%	$2.01
Renminbi Bond ETF
Actual	$1,000.00	$986.30	0.40%	$1.97
Hypothetical**	$1,000.00	$1,022.81	0.40%	$2.01
Treasury-Hedged High Yield Bond ETF
Actual	$1,000.00	$1,040.20	0.81%	$4.10
Hypothetical**	$1,000.00	$1,020.78	0.81%	$4.06
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended April 30, 2014) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
30

BDC INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2014

Number of Shares		Value

COMMON STOCKS: 100.0%
Finance-Commercial: 0.7%
17,206	Horizon Technology Finance Corp. †	$225,399
Investment Companies: 79.0%
205,378	Apollo Investment Corp.	1,640,970
306,601	Ares Capital Corp.	5,264,339
144,088	BlackRock Kelso Capital Corp. †	1,308,319
186,212	Fifth Street Finance Corp.	1,733,634
38,444	Gladstone Capital Corp. †	371,754
64,167	Golub Capital BDC, Inc. †	1,072,872
60,335	KCAP Financial, Inc. †	480,870
50,604	Main Street Capital Corp. †	1,590,990
123,281	MCG Capital Corp.	414,224
39,720	Medallion Financial Corp.	540,192
36,754	MVC Capital, Inc.	479,272
53,795	New Mountain Finance Corp.	769,807
42,165	NGP Capital Resources Co.	287,144
130,084	PennantPark Investment Corp.	1,391,899
303,369	Prospect Capital Corp.	3,279,419
66,019	Solar Capital Ltd.	1,445,816
20,875	Solar Senior Capital Ltd. †	345,481
59,569	TCP Capital Corp.	964,422
54,398	THL Credit, Inc.	730,565
109,690	TICC Capital Corp. †	1,056,315
57,342	Triangle Capital Corp. †	1,494,906
		26,663,210
Investment Management / Advisory Services: 3.7%
95,032	Medley Capital Corp. †	1,239,217
Private Equity: 11.8%
241,094	American Capital Ltd. *	3,613,999
46,836	Gladstone Investment Corp.	368,131
		3,982,130
Number of Shares		Value

Venture Capital: 4.8%
60,248	Harris & Harris Group, Inc. *	$216,290
103,768	Hercules Technology Growth Capital, Inc. †	1,419,546
		1,635,836
Total Common Stocks (Cost: $35,033,416)		33,745,792
MONEY MARKET FUND: 0.1% (Cost: $25,357)
25,357	Dreyfus Government Cash Management Fund	25,357
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $35,058,773)		33,771,149

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 23.8% (Cost: $8,023,100)
8,023,100	Bank of New York Overnight Government Fund	8,023,100
Total Investments: 123.9% (Cost: $43,081,873)		41,794,249
Liabilities in excess of other assets: (23.9)%		(8,066,572)
NET ASSETS: 100.0%		$33,727,677

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $7,795,524.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Finance - Commercial	0.7%	$225,399
Investment Companies	78.9	26,663,210
Investment Management / Advisory Services	3.7	1,239,217
Private Equity	11.8	3,982,130
Venture Capital	4.8	1,635,836
Money Market Fund	0.1	25,357
	100.0%	$33,771,149

The summary of inputs used to value the Fund’s investments as of April 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$33,745,792	$–	$–	$33,745,792
Money Market Funds	8,048,457	–	–	8,048,457
Total	$41,794,249	$–	$–	$41,794,249

*	See Schedule of Investments for security type and industry sector breakouts.

See Notes to Financial Statements

31

EMERGING MARKETS AGGREGATE BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2014

Principal Amount			Value

CORPORATE BONDS: 35.5%
Argentina: 0.4%
USD	30,000	Pan American Energy, LLC 7.88%, 05/07/21 Reg S	$30,450
EUR	60,000	Provincia de Buenos Aires 4.00%, 05/15/35 (s) Reg S	43,910
			74,360
Austria: 0.3%
USD	64,000	ESAL GmbH 6.25%, 02/05/18 (c) Reg S	61,440
Bermuda: 1.3%
	100,000	Digicel Group Ltd. 7.13%, 04/01/17 (c) 144A	100,750
	200,000	Qtel International Finance Ltd. 3.25%, 02/21/23 Reg S	188,500
			289,250
Brazil: 2.2%
	205,000	Banco do Brasil S.A. 5.88%, 01/26/22 Reg S	210,125
	102,000	Itau Unibanco Holding S.A. 6.20%, 04/15/20 144A	110,925
EUR	100,000	Vale S.A. 4.38%, 03/24/18	154,002
			475,052
British Virgin Islands: 2.1%
USD	257,000	CNOOC Finance Ltd. 3.88%, 05/02/22 Reg S	254,426
	200,000	Sinopec Group Overseas Development 4.38%, 10/17/23 Reg S	204,520
			458,946
Cayman Islands: 5.0%
	100,000	Swire Pacific MTN Financing Ltd. 5.50%, 08/19/19 Reg S	111,507
	128,000	Country Garden Holdings Co., Ltd. 11.25%, 06/04/14 (c) Reg S	135,840
	128,000	Evergrande Real Estate Group Ltd. 13.00%, 01/27/15 Reg S	133,440
	192,000	Hutchison Whampoa Ltd. 7.63%, 04/09/19 Reg S	235,016
EUR	100,000	IPIC GMTN Ltd. 4.88%, 05/14/16 Reg S	149,791
		Petrobras International Finance Co.
USD	128,000	3.50%, 02/06/17	131,346
	77,000	6.75%, 01/27/41	78,907
	100,000	Saudi Electricity Global Sukuk Co 2 3.47%, 04/08/23 144A	97,875
			1,073,722
Chile: 1.1%
	100,000	Banco Santander Chile 3.88%, 09/20/22 144A	98,792
	119,600	Corp. Nacional del Cobre de Chile 7.50%, 01/15/19 144A	144,579
			243,371
Principal Amount			Value

China / Hong Kong: 1.2%
USD	128,000	Bank of China 5.55%, 02/11/20 Reg S	$138,755
	100,000	CITIC Pacific Ltd. 6.63%, 04/15/21 Reg S	107,875
			246,630
Colombia: 1.2%
	102,000	Bancolombia S.A. 5.13%, 09/11/22 †	101,617
	90,000	Ecopetrol S.A. 5.88%, 09/18/23	98,662
COP	110,857,000	Empresas Publicas de Medellin ESP 8.38%, 02/01/21 Reg S	61,308
			261,587
Curacao: 0.5%
USD	100,000	Teva Pharmaceutical 2.95%, 12/18/22	95,413
Czech Republic: 0.4%
EUR	50,000	CEZ A.S. 4.50%, 06/29/20 Reg S	80,240
India: 1.1%
USD	128,000	ICICI Bank Ltd. 5.75%, 11/16/20 Reg S	137,451
	100,000	State Bank of India 4.50%, 07/27/15 Reg S	103,438
			240,889
Indonesia: 0.3%
	70,000	Pertamina Persero Pt 4.30%, 05/20/23 144A	63,962
Ireland: 0.5%
	100,000	Vimpel Communications 9.13%, 04/30/18 Reg S	108,125
Israel: 0.7%
	128,000	Israel Electric Corp. Ltd. 7.25%, 01/15/19 144A	144,480
Kazakhstan: 0.5%
	100,000	KazMunayGas National Co. 7.00%, 05/05/20 Reg S	112,875
Luxembourg: 2.8%
	100,000	EVRAZ Group S.A. 9.50%, 04/24/18 Reg S	98,000
	100,000	Gaz Capital S.A. 6.51%, 03/07/22 Reg S	99,500
	200,000	SB Cap S.A. 5.40%, 03/24/17 Reg S	202,000
	100,000	VTB Bank 6.25%, 06/30/15 (p) Reg S	101,000
	100,000	Yapi ve Kredi Bankasi 5.19%, 10/13/15 Reg S	102,850
			603,350
Malaysia: 0.6%
	100,000	Petronas Capital Ltd. 7.88%, 05/22/22 Reg S	130,155
Mexico: 4.3%
		America Movil S.A.B. de C.V.
EUR	100,000	4.13%, 10/25/19	157,431
USD	25,000	5.00%, 03/30/20	27,910
	100,000	BBVA Bancomer S.A. 6.75%, 09/30/22 144A	111,750

See Notes to Financial Statements

32

Principal Amount			Value

Mexico: (continued)
USD	138,000	Cemex S.A.B de C.V. 9.00%, 01/11/15 (c) 144A	$149,730
	102,000	Grupo Televisa S.A.B. 6.63%, 03/18/25 †	122,379
	64,000	Pemex Project Funding Master Trust 6.63%, 06/15/38	71,360
		Petroleos Mexicanos
	192,000	5.50%, 01/21/21	211,200
EUR	50,000	5.50%, 02/24/25 Reg S	82,981
			934,741
Netherlands: 1.2%
USD	100,000	Lukoil International Finance B.V. 7.25%, 11/05/19 Reg S	106,875
	128,000	Majapahit Holding B.V. 7.75%, 01/20/20 Reg S	147,520
			254,395
Peru: 0.5%
	108,000	Banco de Credito del Peru 5.38%, 09/16/20 Reg S	115,695
Philippines: 0.8%
	128,000	Power Sector Assets & Liabilities Management Corp. 7.39%, 12/02/24 Reg S	162,720
Qatar: 0.5%
	100,000	Qatari Diar Finance Q.S.C. 5.00%, 07/21/20 Reg S	112,000
Serbia: 0.2%
	50,000	Republic of Serbia 4.88%, 02/25/20 144A	49,688
Thailand: 0.6%
	128,000	Bangkok Bank 4.80%, 10/18/20 Reg S	135,298
Turkey: 0.9%
		Turkiye Is Bankasi
	100,000	3.75%, 10/10/18 144A	97,450
	100,000	5.50%, 04/21/19 144A	103,425
			200,875
United Arab Emirates: 2.1%
	100,000	Abu Dhabi National Energy Co. 6.25%, 09/16/19 Reg S	117,750
	100,000	Dolphin Energy Ltd. 5.50%, 12/15/21 144A	112,125
	100,000	DP World Ltd. 6.85%, 07/02/37 Reg S	109,250
	100,000	Dubai Electricity & Water Authority 7.38%, 10/21/20 Reg S	121,125
			460,250
United Kingdom: 1.3%
	115,000	AngloGold Ashanti Holdings Plc 8.50%, 07/30/16 (c)	129,122
	128,000	Vedanta Resources Plc 9.50%, 07/18/18 Reg S	144,833
			273,955
Principal Amount			Value

Venezuela: 0.9%
		Petróleos de Venezuela S.A.
USD	132,700	5.38%, 04/12/27 Reg S	$77,961
	102,000	8.50%, 11/02/17 Reg S	92,055
	30,000	9.00%, 11/17/21 Reg S	24,638
			194,654
Total Corporate Bonds (Cost: $7,586,454)			7,658,118
GOVERNMENT OBLIGATIONS: 61.1%
Argentina: 0.9%
USD	252,367	Argentine Republic Government International Bonds 8.28%, 12/31/33	204,417
Bahrain: 0.3%
	64,000	Bahrain Government International Bonds 6.13%, 08/01/23 144A	70,080
Brazil: 7.0%
	128,000	Banco Nacional de Desenvolvimento Economico e Social 6.50%, 06/10/19 Reg S	144,000
		Brazil Notas do Tesouro Nacional, Series F
BRL	93,000	10.00%, 01/01/15	41,480
	396,000	10.00%, 01/01/17	169,266
	102,000	10.00%, 01/01/19	42,132
	245,000	10.00%, 01/01/21	98,666
	425,000	10.00%, 01/01/23	167,183
		Brazilian Government International Bonds
USD	128,000	4.88%, 01/22/21	138,880
	128,000	6.00%, 01/17/17	142,720
	41,000	7.13%, 01/20/37	50,430
		Letra do Tesouro Nacional
BRL	90,000	11.23% 07/01/15 ^	35,494
	1,300,000	11.72% 01/01/16 ^	481,977
			1,512,228
Chile: 0.1%
CLP	9,000,000	Chilean Government International Bonds 5.50%, 08/05/20	16,408
China / Hong Kong: 0.4%
CNY	500,000	Chinese Government Bonds 2.87%, 06/27/16 Reg S	80,878
Colombia: 3.3%
		Colombian Government International Bonds
USD	128,000	7.38%, 03/18/19	155,840
COP	697,000,000	7.75%, 04/14/21	408,250
	261,000,000	12.00%, 10/22/15	148,905
			712,995
Croatia: 0.8%
USD	150,000	Croatia Government International Bonds 6.75%, 11/05/19 Reg S	165,187

See Notes to Financial Statements

33

EMERGING MARKETS AGGREGATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Czech Republic: 2.0%
		Czech Republic Government Bonds
EUR	35,000	3.88%, 05/24/22 Reg S	$55,906
	2,700,000	4.00%, 04/11/17	150,485
	3,150,000	5.70%, 05/25/24	215,381
			421,772
Dominican Republic: 0.1%
USD	21,200	Dominican Republic International Bonds 7.50%, 05/06/21 Reg S	23,638
El Salvador: 0.3%
	64,000	El Salvador Government International Bonds 7.65%, 06/15/35 Reg S	66,800
Hungary: 2.0%
		Hungarian Government Bonds
HUF	24,040,000	5.50%, 02/12/16	113,182
USD	128,000	6.38%, 03/29/21	143,040
HUF	34,920,000	7.50%, 11/12/20	180,987
			437,209
Indonesia: 3.6%
USD	192,000	Indonesia Government International Bonds 5.88%, 03/13/20 Reg S	211,200
		Indonesian Treasury Bonds
IDR	1,743,000,000	8.38%, 09/15/26	151,392
	2,153,000,000	10.50%, 08/15/30	219,584
	1,833,000,000	11.00%, 11/15/20	184,545
			766,721
Israel: 2.0%
		Israel Government Bonds
USD	565,000	4.25%, 03/31/23	176,905
	385,000	5.00%, 01/31/20	127,316
	385,000	5.50%, 02/28/17	124,563
			428,784
Lebanon: 0.7%
	140,000	Lebanon Government International Bonds 8.25%, 04/12/21 Reg S	158,200
Lithuania: 0.3%
	50,000	Lithuania Government International Bonds 7.38%, 02/11/20 Reg S	60,750
Malaysia: 3.3%
		Malaysian Government Bonds
MYR	920,000	3.20%, 10/15/15	282,304
	670,000	3.89%, 03/15/27	195,822
	670,000	5.73%, 07/30/19	225,006
			703,132
Mexico: 5.9%
		Mexican Government International Bonds
USD	77,000	4.00%, 10/02/23	79,021
	123,000	5.63%, 01/15/17	137,145
MXN	1,041,400	6.00%, 06/18/15	81,746
USD	102,000	6.05%, 01/11/40	118,218
Principal Amount			Value

Mexico: (continued)
MXN	400,000	7.25%, 12/15/16	$32,865
	1,460,100	7.50%, 06/03/27	121,300
	1,880,600	8.00%, 12/17/15	152,865
	6,294,900	8.00%, 06/11/20	544,378
			1,267,538
Nigeria: 0.7%
NGN	21,970,000	Nigerian Government Bonds 16.39%, 01/27/22	159,322
Panama: 0.4%
USD	69,400	Panamanian Government International Bonds 7.13%, 01/29/26	87,444
Peru: 1.0%
		Peruvian Government International Bonds
	102,000	7.35%, 07/21/25	134,130
PEN	200,000	7.84%, 08/12/20	79,682
			213,812
Philippines: 1.0%
USD	192,000	Philippine Government International Bonds 5.00%, 01/13/37	211,920
Poland: 5.1%
		Poland Government International Bonds
PLN	760,000	2.50%, 07/25/18	244,271
	1,370,000	5.50%, 04/25/15	464,688
	640,000	5.75%, 04/25/29	242,860
USD	128,000	6.38%, 07/15/19	150,976
			1,102,795
Qatar: 0.5%
	100,000	Qatar Government International Bonds 5.25%, 01/20/20 Reg S	114,130
Romania: 1.0%
		Romanian Government International Bonds
EUR	50,000	4.63%, 09/18/20 Reg S	76,304
RON	450,000	5.90%, 07/26/17	148,956
			225,260
Russia: 4.7%
		Russian Federal Bonds
RUB	8,750,000	7.35%, 01/20/16	241,561
	10,150,000	7.50%, 03/15/18	271,379
	10,080,000	8.15%, 02/03/27	260,453
USD	190,000	11.00%, 07/24/18 Reg S	245,100
			1,018,493
South Africa: 4.1%
		South Africa Government International Bonds
	128,000	5.50%, 03/09/20	139,840
ZAR	2,044,300	7.75%, 02/28/23	187,477
	3,831,400	8.25%, 09/15/17	371,749
	2,070,000	8.75%, 02/28/48	187,844
			886,910

See Notes to Financial Statements

34

Principal Amount			Value

Thailand: 3.5%
		Thailand Government Bonds
THB	6,680,000	3.25%, 06/16/17	$211,396
	12,820,000	3.63%, 06/16/23	399,402
	4,100,000	4.88%, 06/22/29	140,416
			751,214
Turkey: 4.1%
		Turkey Government International Bonds
TRY	347,100	5.00%, 05/13/15	158,135
	488,600	7.10%, 03/08/23	203,048
USD	160,000	7.25%, 03/15/15	168,200
	160,000	7.38%, 02/05/25	190,240
TRY	347,100	9.00%, 03/08/17	164,776
			884,399
Ukraine: 0.4%
USD	100,000	Ukraine Government International Bonds 7.75%, 09/23/20 Reg S	85,250
Uruguay: 0.4%
	77,000	Uruguay Government International Bonds 4.50%, 08/14/24	79,599
Venezuela: 1.2%
		Venezuelan Government International Bonds
	133,000	5.75%, 02/26/16 Reg S	121,030
	174,000	9.25%, 05/07/28 Reg S	139,200
			260,230
Total Government Obligations (Cost: $13,437,163)			13,177,515
Number of Shares		Value

MONEY MARKET FUND: 0.2% (Cost: $36,833)
36,833	Dreyfus Government Cash Management Fund	$36,833
Total Investments Before Collateral for Securities Loaned: 96.8% (Cost: $21,060,450)		20,872,466
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.6% (Cost: $119,240)
119,240	Bank of New York Overnight Government Fund	119,240
Total Investments: 97.4% (Cost: $21,179,690)		20,991,706
Other assets less liabilities: 2.6%		563,823
NET ASSETS: 100.0%		$21,555,529

See Notes to Financial Statements

35

EMERGING MARKETS AGGREGATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security - the redemption date shown is when the security may be redeemed by the investor
(s)	Step Bond - coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date
†	Security fully or partially on loan. Total market value of securities on loan is $116,909.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $1,455,611, or 6.8% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	3.7%	$778,411
Communications	3.4	705,095
Consumer, Non-cyclical	1.3	266,103
Diversified	1.6	346,523
Energy	9.5	1,983,998
Financial	11.6	2,414,571
Government	64.3	13,420,904
Industrial	0.7	149,730
Utilities	3.7	770,298
Money Market Fund	0.2	36,833
	100.0%	$20,872,466

The summary of inputs used to value the Fund’s investments as of April 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$–	$7,658,118	$–	$7,658,118
Government Obligations*	–	13,177,515	–	13,177,515
Money Market Funds	156,073	–	–	156,073
Total	$156,073	$20,835,633	$–	$20,991,706

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

36

EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2014

Principal Amount			Value

CORPORATE BONDS: 93.3%
Argentina: 0.8%
		Pan American Energy LLC/ Argentine Branch
USD	200,000	7.88%, 05/07/21 Reg S	$203,000
	640,000	7.88%, 05/07/21 144A	649,600
	76,427	Transportadora de Gas del Sur SA 9.63%, 05/14/18 (c) 144A	77,287
		YPF SA
	1,000,000	8.75%, 04/04/24 144A	1,008,750
	800,000	8.88%, 12/19/18 † 144A	837,000
			2,775,637
Austria: 1.7%
	1,550,000	JBS Investments GmbH 7.75%, 10/28/17 (c) 144A	1,656,562
	2,000,000	OAS Investments GmbH 8.25%, 10/19/16 (c) Reg S	2,052,500
	1,850,000	Sappi Papier Holding GmbH 8.38%, 06/15/15 (c) 144A	2,058,125
			5,767,187
Azerbaijan: 0.9%
	2,000,000	Azerbaijan State Oil Company 4.75%, 03/13/23 Reg S	1,938,500
	900,000	State Oil Co. of the Azerbaijan Republic 5.45%, 02/09/17 Reg S	956,340
			2,894,840
Bahrain: 0.3%
	900,000	Batelco International Finance No. 1 Ltd. 4.25%, 05/01/20 Reg S	888,750
Barbados: 0.6%
	2,100,000	Columbus International, Inc. 7.38%, 03/30/18 (c) 144A	2,202,375
Bermuda: 3.8%
	800,000	Alliance Oil Co. Ltd. 9.88%, 03/11/15 144A	802,000
	450,000	China Oil & Gas Group Ltd. 5.25%, 04/25/16 (c) 144A	460,291
		China Oriental Group Co. Ltd.
	550,000	8.00%, 08/18/15 Reg S	547,938
	250,000	8.00%, 08/18/15 144A	249,063
		Digicel Group Ltd.
	2,300,000	7.13%, 04/01/17 (c) 144A	2,317,250
	1,250,000	8.25%, 09/30/16 (c) 144A	1,337,500
		Digicel Ltd.
	1,575,000	6.00%, 04/15/16 (c) 144A	1,598,625
	2,585,000	8.25%, 06/05/14 (c) 144A	2,694,992
	300,000	GeoPark Latin America Ltd., Agencia en Chile 7.50%, 02/11/17 (c) Reg S	317,250
		Hopson Development Holdings Ltd.
	400,000	9.88%, 01/16/16 (c) Reg S	362,948
	420,000	11.75%, 06/04/14 (c) † Reg S	423,150
		Inkia Energy Ltd.
	500,000	8.38%, 04/04/16 (c) Reg S	554,375
	600,000	8.38%, 04/04/16 (c) 144A	665,250
Principal Amount			Value

Bermuda: (continued)
USD	600,000	Pacnet Ltd. 9.00%, 12/12/16 (c) 144A	$643,500
			12,974,132
Brazil: 3.1%
	450,000	Banco BMG SA 9.95%, 11/05/19 144A	469,125
		Banco BTG Pactual SA
	400,000	5.75%, 09/28/22 Reg S	388,000
	75,000	5.75%, 09/28/22 144A	72,750
		Banco do Brasil SA
	3,515,000	6.25%, 04/15/24 (c) † 144A	2,996,537
	1,850,000	9.25%, 04/15/23 (c) † Reg S	2,030,375
		Banco do Estado do Rio Grande do Sul SA
	600,000	7.38%, 02/02/22 Reg S	623,850
	50,000	7.38%, 02/02/22 144A	51,988
	900,000	Banco Industrial e Comercial SA 8.50%, 04/27/20 Reg S	984,600
		Centrais Eletricas Brasileiras SA
	1,300,000	5.75%, 10/27/21 144A	1,309,750
	1,050,000	6.88%, 07/30/19 144A	1,140,562
	300,000	Hypermarcas SA 6.50%, 04/20/16 (c) 144A	326,625
			10,394,162
British Virgin Islands: 2.6%
	764,000	Arcos Dorados Holdings, Inc. 6.63%, 09/27/23 144A	794,560
	850,000	China Resources Power East Foundation Co. Ltd. 7.25%, 05/09/16 (c)	892,500
	1,550,000	Gold Fields Orogen Holding BVI Ltd. 4.88%, 10/07/20 144A	1,402,750
	196,000	RKI Finance 2010 Ltd. 9.50%, 06/04/14 (c) Reg S	206,143
	450,000	Road King 2012 Ltd. 9.88%, 09/18/15 (c) Reg S	482,625
	850,000	Sparkle Assets Ltd. 6.88%, 01/30/17 (c) † Reg S	839,427
	950,000	Star Energy Geothermal Wayang Windu Ltd. 6.13%, 03/28/17 (c) 144A	935,750
	750,000	Studio City Finance Ltd. 8.50%, 12/01/15 (c) † 144A	840,000
	2,000,000	Trillion Chance Ltd. 8.50%, 01/10/17 (c) Reg S	1,960,000
	400,000	Yingde Gases Investment Ltd. 8.13%, 04/22/16 (c) † Reg S	408,500
			8,762,255
Canada: 1.7%
		Pacific Rubiales Energy Corp.
	1,775,000	5.13%, 03/28/18 (c) 144A	1,723,969
	1,050,000	5.38%, 01/26/17 (c) 144A	1,081,500
	2,600,000	7.25%, 12/12/16 (c) 144A	2,853,500
			5,658,969

See Notes to Financial Statements

37

EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Cayman Islands: 14.2%
		Agile Property Holdings Ltd.
USD	1,400,000	8.88%, 06/03/14 (c) † Reg S	$1,447,250
	850,000	8.88%, 06/05/14 (c) 144A	878,687
	500,000	Cementos Progreso Trust 7.13%, 05/06/18 (c) 144A	532,500
	400,000	Central China Real Estate Ltd. 6.50%, 06/04/16 (c) Reg S	373,088
	400,000	China SCE Property Holdings Ltd. 11.50%, 11/14/15 (c) Reg S	418,500
		China Shanshui Cement Group Ltd.
	750,000	10.50%, 04/27/15 (c) Reg S	810,937
	200,000	10.50%, 04/27/15 (c) 144A	216,250
	2,000,000	Comcel Trust 6.88%, 02/06/19 (c) 144A	2,097,500
		Country Garden Holdings Co. Ltd.
	400,000	7.50%, 01/10/18 (c) 144A	368,000
	2,200,000	11.13%, 02/23/15 (c) † Reg S	2,392,500
	950,000	11.13%, 02/23/15 (c) 144A	1,033,125
		Dar Al-Arkan International Sukuk Co. II
	100,000	10.75%, 02/18/15 Reg S	105,300
	200,000	10.75%, 02/18/15 144A	210,600
	1,000,000	Dar Al-Arkan Sukuk Co. Ltd. 5.75%, 05/24/18 Reg S	993,750
	1,450,000	Emaar Sukuk Ltd. 6.40%, 07/18/19 Reg S	1,632,990
	1,225,000	Evergrande Real Estate Group Ltd. 13.00%, 01/27/15 † Reg S	1,277,062
		Fibria Overseas Finance Ltd.
	700,000	6.75%, 03/03/16 (c) Reg S	775,250
	150,000	6.75%, 03/03/16 (c) 144A	166,125
	300,000	Fufeng Group Ltd. 7.63%, 06/04/14 (c) Reg S	311,625
	1,500,000	Global A&T Electronics Ltd. 10.00%, 02/01/16 (c) 144A	1,230,000
	200,000	Glorious Property Holdings Ltd. 13.25%, 03/04/16 (c) † Reg S	135,000
	1,100,000	Greenland Hong Kong Holdings Ltd. 4.75%, 10/18/16 † Reg S	1,097,250
	1,100,000	Greentown China Holdings Ltd. 8.50%, 02/04/16 (c) † Reg S	1,093,125
	650,000	Guanay Finance Ltd. 6.00%, 12/15/20 144A	689,845
	950,000	Industrial Senior Trust 5.50%, 11/01/22 144A	920,312
	500,000	Intercorp Retail Trust 8.88%, 11/14/15 (c) † Reg S	541,250
	1,100,000	Jafz Sukuk Ltd. 7.00%, 06/19/19 Reg S	1,267,750
	1,300,000	JBS Finance II Ltd. 8.25%, 01/29/15 (c) 144A	1,404,000
	1,400,000	Kaisa Group Holdings Ltd. 10.25%, 01/08/17 (c) † Reg S	1,386,000
	1,500,000	KWG Property Holdings Ltd. 8.98%, 01/14/17 (c) Reg S	1,445,794
	1,450,000	Longfor Properties Co. Ltd. 6.75%, 01/29/18 (c) † Reg S	1,354,143
Principal Amount			Value

Cayman Islands: (continued)
USD	800,000	MAF Global Securities Ltd. 7.13%, 10/29/18 (c) Reg S	$864,000
	2,200,000	Marfrig Overseas Ltd. 9.50%, 05/04/15 (c) 144A	2,260,500
	300,000	MBPS Finance Co. 11.25%, 06/04/14 (c) Reg S	306,864
		MCE Finance Ltd.
	1,110,000	5.00%, 02/15/16 (c) Reg S	1,112,775
	1,050,000	5.00%, 02/15/16 (c) 144A	1,052,625
	650,000	MIE Holdings Corp. 9.75%, 05/16/14 (c) Reg S	683,313
	200,000	Mongolian Mining Corp. 8.88%, 03/29/15 (c) † Reg S	121,000
	700,000	Nile Finance Ltd. 5.25%, 08/05/15 Reg S	721,770
	500,000	Parkson Retail Group Ltd. 4.50%, 05/03/18 Reg S	461,500
	800,000	Shelf Drilling Holdings Ltd. 8.63%, 05/01/15 (c) 144A	866,000
		Shimao Property Holdings Ltd.
	2,575,000	6.63%, 01/14/17 (c) Reg S	2,491,312
	500,000	9.65%, 08/03/14 (c) Reg S	534,375
		SOHO China Ltd.
	600,000	5.75%, 11/07/15 (c) † Reg S	603,000
	1,000,000	7.13%, 11/07/17 (c) † Reg S	945,000
	1,200,000	Sukuk Funding No. 3 Ltd. 4.35%, 12/03/18 Reg S	1,238,305
	800,000	Sunac China Holdings Ltd. 12.50%, 10/16/15 (c) † Reg S	871,000
	600,000	Suzano Trading Ltd. 5.88%, 01/23/21 144A	616,500
	750,000	TAM Capital 3, Inc. 8.38%, 06/03/16 (c) 144A	814,687
	400,000	Telemovil Finance Co. Ltd. 8.00%, 10/01/14 (c) Reg S	424,000
	600,000	Virgolino de Oliveira Finance Ltd. 10.50%, 01/28/15 (c) 144A	445,500
	2,100,000	Wynn Macau Ltd. 5.25%, 10/15/16 (c) 144A	2,136,750
			48,176,284
Chile: 0.9%
		AES Gener SA
	300,000	8.38%, 06/18/19 (c) Reg S	324,000
	400,000	8.38%, 06/18/19 (c) 144A	432,000
	750,000	Automotores Gildemeister SA 8.25%, 05/24/16 (c) † 144A	517,500
	500,000	CFR International SpA 5.13%, 12/06/17 (c) 144A	496,919
	950,000	CorpGroup Banking SA 6.75%, 03/15/18 (c) 144A	940,569
	374,245	Inversiones Alsacia SA 8.00%, 02/18/15 (c) † Reg S	250,744
			2,961,732
China / Hong Kong: 2.5%
	700,000	Bank of East Asia Ltd. 8.50%, 11/05/19 (c)	806,771
	1,350,000	China CITIC Bank International Ltd. 6.88%, 06/24/20 † Reg S	1,474,335

See Notes to Financial Statements

38

Principal Amount			Value

China / Hong Kong: (continued)
		CITIC Pacific Ltd.
USD	150,000	6.63%, 04/15/21 Reg S	$161,813
	1,600,000	6.80%, 01/17/23 Reg S	1,740,080
	1,700,000	6.88%, 01/21/18 † Reg S	1,861,500
	700,000	MCC Holding Hong Kong Corp. Ltd. 4.88%, 07/29/16 Reg S	708,936
		Yancoal International Resources Development Co. Ltd.
	800,000	5.73%, 05/16/22 Reg S	736,000
	350,000	5.73%, 05/16/22 144A	322,000
		Zoomlion H.K. SPV Co. Ltd.
	250,000	6.13%, 12/20/22 † Reg S	235,000
	400,000	6.13%, 12/20/22 144A	376,000
			8,422,435
Colombia: 1.8%
	725,000	Banco Davivienda SA 5.88%, 07/09/22 144A	727,719
	400,000	Banco GNB Sudameris SA 3.88%, 05/02/18 144A	394,000
		Bancolombia SA
	1,425,000	5.13%, 09/11/22 †	1,419,656
	1,700,000	6.13%, 07/26/20 †	1,829,625
	1,080,000	Colombia Telecomunicaciones SA ESP 5.38%, 09/27/17 (c) 144A	1,071,900
	500,000	Transportadora de Gas Internacional SA ESP 5.70%, 03/20/17 (c) Reg S	534,375
			5,977,275
Costa Rica: 0.7%
	900,000	Banco de Costa Rica 5.25%, 08/12/18 144A	904,500
	1,500,000	Banco Nacional de Costa Rica 6.25%, 11/01/23 † 144A	1,490,625
			2,395,125
Croatia: 0.3%
		Agrokor D.D.
	300,000	8.88%, 02/01/16 (c) † Reg S	334,125
	50,000	8.88%, 02/01/16 (c) 144A	55,688
		Hrvatska Elektroprivreda
	500,000	6.00%, 11/09/17 Reg S	528,125
	150,000	6.00%, 11/09/17 144A	158,438
			1,076,376
Dominican Republic: 0.2%
		Aeropuertos Dominicanos Siglo XXI SA
	600,000	9.25%, 11/13/15 (c) Reg S	531,750
	75,000	9.25%, 11/13/15 (c) 144A	66,469
			598,219
Georgia: 0.4%
	500,000	Bank of Georgia JSC 7.75%, 07/05/17 144A	529,570
	720,000	Georgian Railway JSC 7.75%, 07/11/22 144A	784,800
			1,314,370
Principal Amount			Value

Hungary: 0.3%
USD	1,050,000	MFB Magyar Fejlesztesi Bank Zrt 6.25%, 10/21/20 144A	$1,134,000
India: 0.8%
	400,000	Bank of Baroda 6.63%, 05/25/17 (c) Reg S	407,017
		ICICI Bank Ltd.
	500,000	6.38%, 04/30/17 (c) Reg S	506,250
	1,300,000	6.38%, 04/30/17 (c) 144A	1,316,250
	500,000	State Bank of India 6.44%, 05/15/17 (c) † Reg S	480,047
			2,709,564
Indonesia: 2.2%
	1,800,000	Bank Negara Indonesia Persero Tbk PT 4.13%, 04/27/17 † Reg S	1,860,840
		Gajah Tunggal Tbk PT
	500,000	7.75%, 02/06/16 (c) † Reg S	517,250
	250,000	7.75%, 02/06/16 (c) † 144A	258,625
		Perusahaan Listrik Negara PT
	2,500,000	5.50%, 11/22/21 Reg S	2,553,125
	900,000	5.50%, 11/22/21 144A	919,125
	1,345,000	PT Adaro Indonesia 7.63%, 10/22/14 (c) 144A	1,420,656
			7,529,621
Ireland: 5.4%
		Alfa Bank OJSC
	2,350,000	7.88%, 09/25/17 † Reg S	2,441,062
	800,000	7.88%, 09/25/17 144A	831,000
	700,000	Brunswick Rail Finance Ltd. 6.50%, 11/01/17 † Reg S	680,750
		Credit Bank of Moscow
	600,000	7.70%, 02/01/18 † Reg S	553,500
	300,000	8.70%, 11/13/18 Reg S	267,375
		EuroChem Mineral & Chemical Co. OJSC
	200,000	5.13%, 12/12/17 Reg S	193,000
	700,000	5.13%, 12/12/17 144A	675,500
	1,050,000	Gazprombank OJSC 7.25%, 05/03/19 † Reg S	1,044,750
		Metalloinvest Finance Ltd.
	300,000	5.63%, 04/17/20 Reg S	269,250
	1,850,000	5.63%, 04/17/20 144A	1,660,375
	1,300,000	MTS International Funding Ltd. 8.63%, 06/22/20 144A	1,478,750
		Nomos Bank
	200,000	7.25%, 04/25/18 144A	195,000
	500,000	8.75%, 10/21/15 Reg S	509,335
	1,100,000	10.00%, 04/26/19 144A	1,072,500
	500,000	Phosagro OAO 4.20%, 02/13/18 144A	471,250
	450,000	Raspadskaya OJSC 7.75%, 04/27/17 144A	409,500
		SCF Capital Ltd.
	200,000	5.38%, 10/27/17 Reg S	187,000
	600,000	5.38%, 10/27/17 144A	561,000
	750,000	Sibur Securities Ltd. 3.91%, 01/31/18 144A	661,875

See Notes to Financial Statements

39

EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Ireland: (continued)
		Vimpel Communications
USD	200,000	7.75%, 02/02/21 Reg S	$202,500
	200,000	7.75%, 02/02/21 144A	202,500
	2,550,000	9.13%, 04/30/18 144A	2,757,187
	800,000	9.13%, 04/30/18 Reg S	865,000
			18,189,959
Israel: 2.4%
	1,300,000	B Communications Ltd. 7.38%, 02/15/17 (c) 144A	1,381,250
		Israel Electric Corp. Ltd.
	1,250,000	5.63%, 06/21/18 144A	1,328,125
	500,000	6.88%, 06/21/23 144A	555,000
	550,000	7.25%, 01/15/19 † Reg S	620,813
	3,850,000	7.25%, 01/15/19 † 144A	4,345,687
			8,230,875
Kazakhstan: 1.8%
	585,000	Alliance Bank JSC 10.50%, 03/25/17 † Reg S	294,080
	250,000	ATF Bank JSC 9.00%, 05/11/16 † Reg S	255,763
		Halyk Savings Bank of Kazakhstan JSC
	100,000	7.25%, 05/03/17 Reg S	105,975
	1,575,000	7.25%, 05/03/17 144A	1,669,106
		Kazkommertsbank JSC
	550,000	7.50%, 11/29/16 Reg S	544,847
	300,000	7.50%, 11/29/16 144A	297,189
	1,400,000	Samruk-Energy JSC 3.75%, 12/20/17 Reg S	1,380,750
	1,550,000	Zhaikmunai International B.V. 7.13%, 11/13/16 (c) 144A	1,592,625
			6,140,335
Luxembourg: 8.7%
		ALROSA Finance SA
	350,000	7.75%, 11/03/20 Reg S	360,500
	800,000	7.75%, 11/03/20 144A	824,000
		Altice Financing SA
	2,050,000	6.50%, 12/15/16 (c) 144A	2,152,500
	1,500,000	7.88%, 12/15/15 (c) † 144A	1,643,655
	400,000	Cosan Luxembourg SA 5.00%, 03/14/18 (c) Reg S	381,000
		CSN Resources SA
	750,000	6.50%, 07/21/20 † Reg S	770,625
	2,150,000	6.50%, 07/21/20 144A	2,209,125
		Evraz Group SA
	400,000	6.75%, 04/27/18 144A	363,000
	250,000	6.75%, 04/27/18 Reg S	226,875
	1,050,000	7.40%, 04/24/17 † Reg S	1,015,875
	925,000	7.40%, 04/24/17 144A	894,937
	1,100,000	8.25%, 11/10/15 144A	1,103,641
	775,000	Far East Capital Ltd. SA 8.00%, 05/02/16 (c) 144A	550,250
	500,000	Home Credit & Finance Bank 9.38%, 04/24/18 (c) 144A	436,250
		MHP SA
	200,000	8.25%, 04/02/20 Reg S	167,000
	875,000	8.25%, 04/02/20 144A	730,625
	750,000	Minerva Luxembourg SA 7.75%, 01/31/18 (c) 144A	773,438
Principal Amount			Value

Luxembourg: (continued)
USD	800,000	MOL Group Finance SA 6.25%, 09/26/19 † Reg S	$863,000
		Offshore Drilling Holding SA
	700,000	8.38%, 09/20/17 (c) Reg S	765,625
	800,000	8.38%, 09/20/17 (c) 144A	875,000
	200,000	OJSC Promsvyazbank 8.50%, 04/25/17 Reg S	198,500
	700,000	Promsvyazbank OJSC 8.50%, 04/25/17 144A	694,750
	300,000	QGOG Constellation SA 6.25%, 11/09/16 (c) Reg S	303,000
		Russian Agricultural Bank OJSC
	300,000	6.00%, 06/03/16 (c) Reg S	285,750
	600,000	6.00%, 06/03/16 (c) 144A	571,500
	800,000	Russian Standard Bank 9.25%, 07/11/15 (p) † Reg S	782,000
		Severstal OAO
	2,800,000	5.90%, 10/17/22 144A	2,544,500
	100,000	6.70%, 10/25/17 Reg S	102,000
	500,000	6.70%, 10/25/17 144A	510,000
	450,000	Sistema JSFC 6.95%, 05/17/19 144A	455,625
	950,000	TMK OAO 7.75%, 01/27/18 † Reg S	915,562
	500,000	Topaz Marine SA 8.63%, 11/01/16 (c) 144A	527,500
		Vimpel Communications OJSC
	300,000	8.25%, 05/23/16 † Reg S	318,750
	1,500,000	8.25%, 05/23/16 144A	1,593,750
	1,650,000	VTB Bank SA 6.95%, 10/17/22 144A	1,588,125
	900,000	Yapi ve Kredi Bankasi 5.19%, 10/13/15 Reg S	925,650
			29,423,883
Malaysia: 0.1%
	350,000	MMI International Ltd. 8.00%, 03/01/15 (c) 144A	359,188
Marshall Islands: 0.2%
	600,000	Navios South American Logistics, Inc. 7.25%, 05/01/17 (c) 144A	603,000
Mexico: 5.9%
MXN	480,000	Axtel SAB de CV 8.00%, 01/31/16 (c) (s) 144A	489,600
USD	2,400,000	Banco Santander SA 5.95%, 01/30/19 (c) † 144A	2,499,000
		BBVA Bancomer SA
	450,000	6.01%, 05/17/17 (c) Reg S	465,188
	150,000	6.01%, 05/17/17 (c) 144A	155,063
	2,300,000	7.25%, 04/22/20 Reg S	2,587,500
	200,000	7.25%, 04/22/20 144A	225,000
		Cemex SAB de CV
	3,675,000	6.50%, 12/10/17 (c) 144A	3,867,937
	150,000	9.00%, 01/11/15 (c) Reg S	162,750
	1,454,000	9.00%, 01/11/15 (c) 144A	1,577,590
	500,000	Controladora Mabe SA de CV 7.88%, 10/28/19 Reg S	563,750
	1,230,000	Empresas ICA SAB de CV 8.90%, 02/04/16 (c) Reg S	1,260,750

See Notes to Financial Statements

40

Principal Amount			Value

Mexico: (continued)
USD	1,000,000	Grupo Elektra SA de CV 7.25%, 08/06/15 (c) Reg S	$1,047,500
	400,000	Grupo KUO SAB de CV 6.25%, 12/04/17 (c) 144A	407,000
	800,000	Grupo Papelero Scribe SA de CV 8.88%, 04/07/15 (c) 144A	784,000
	800,000	Office Depot de Mexico SA de CV 6.88%, 09/20/17 (c) 144A	841,000
	700,000	Tenedora Nemak SA 5.50%, 02/28/18 (c) 144A	710,500
	2,100,000	TV Azteca SAB de CV 7.63%, 09/18/17 (c) Reg S	2,244,375
			19,888,503
Mongolia: 0.1%
	400,000	Trade & Development Bank of Mongolia LLC 8.50%, 09/20/15 Reg S	391,596
Morocco: 0.2%
	500,000	BMCE Bank 6.25%, 11/27/18 Reg S	517,500
Netherlands: 5.3%
		Access Finance BV
	200,000	7.25%, 07/25/17 Reg S	203,000
	450,000	7.25%, 07/25/17 144A	456,750
	675,000	Ajecorp BV 6.50%, 05/14/17 (c) 144A	637,875
	200,000	Bharti Airtel International Netherlands BV 5.13%, 03/11/23 Reg S	196,600
	300,000	Credit Europe Bank NV 8.00%, 01/24/18 (c) Reg S	298,890
	400,000	FBN Finance Co. BV 8.25%, 08/07/18 (c) 144A	417,000
		GTB Finance B.V.
	450,000	7.50%, 05/19/16 Reg S	472,500
	900,000	7.50%, 05/19/16 144A	946,305
	1,250,000	Indo Energy Finance II BV 6.38%, 01/24/18 (c) 144A	976,562
	100,000	Indosat Palapa Co. B.V. 7.38%, 07/29/15 (c) 144A	108,375
		Intergas Finance BV
	650,000	6.38%, 05/14/17 Reg S	693,063
	100,000	6.38%, 05/14/17 144A	106,625
	700,000	Listrindo Capital B.V. 6.95%, 02/21/16 (c) † Reg S	745,500
		Majapahit Holding B.V.
	175,000	7.75%, 01/20/20 Reg S	201,688
	2,425,000	7.75%, 01/20/20 144A	2,794,812
	300,000	8.00%, 08/07/19 † 144A	349,500
	2,075,000	8.00%, 08/07/19 Reg S	2,417,375
		Metinvest B.V.
	300,000	8.75%, 02/14/18 Reg S	263,301
	1,300,000	8.75%, 02/14/18 144A	1,140,971
	200,000	10.25%, 05/20/15 144A	192,540
		VimpelCom Holdings BV
	600,000	5.95%, 02/13/23 144A	543,000
	1,200,000	7.50%, 03/01/22 Reg S	1,188,000
	2,185,000	VTR Finance BV 6.88%, 01/15/19 (c) 144A	2,282,431
Principal Amount			Value

Netherlands: (continued)
		WPE International Cooperatief UA
USD	300,000	10.38%, 09/30/15 (c) Reg S	$192,750
	200,000	10.38%, 09/30/15 (c) 144A	128,500
			17,953,913
Nigeria: 0.2%
	600,000	Zenith Bank Plc 6.25%, 04/22/19 144A	601,500
Panama: 0.4%
	600,000	AES El Salvador Trust II 6.75%, 03/28/18 (c) 144A	576,000
	800,000	Avianca Holdings SA 8.38%, 05/10/17 (c) 144A	838,000
			1,414,000
Paraguay: 0.3%
	350,000	Banco Regional SAECA 8.13%, 01/24/19 144A	376,688
	600,000	Telefonica Celular del Paraguay SA 6.75%, 12/13/17 (c) 144A	631,500
			1,008,188
Peru: 0.5%
	575,000	Cia Minera Ares SAC 7.75%, 01/23/18 (c) 144A	603,031
	400,000	Corp Azucarera del Peru SA 6.38%, 08/02/17 (c) Reg S	367,000
	400,000	Corp Lindley SA 4.63%, 04/12/23 144A	386,400
	400,000	Ferreycorp SAA 4.88%, 04/26/17 (c) 144A	390,000
			1,746,431
Philippines: 0.5%
	1,050,000	BDO Unibank, Inc. 4.50%, 02/16/17 Reg S	1,105,125
	600,000	Development Bank of the Philippines 5.50%, 03/25/21 Reg S	650,250
			1,755,375
Russia: 0.2%
		Mriya Agro Holding Plc
	400,000	9.45%, 04/19/18 Reg S	314,000
	25,000	9.45%, 04/19/18 144A	19,625
		UkrLandFarming Plc
	400,000	10.88%, 03/26/18 Reg S	317,200
	25,000	10.88%, 03/26/18 144A	19,825
			670,650
Singapore: 1.6%
	350,000	Bakrie Telecom Pte. Ltd. 11.50%, 06/04/14 (c) (d) Reg S	43,313
		Berau Capital Resources Pte Ltd.
	200,000	12.50%, 06/04/14 (c) Reg S	208,500
	1,500,000	12.50%, 06/05/14 (c) 144A	1,563,750
		Bumi Investment Pte Ltd.
	300,000	10.75%, 10/06/14 (c) Reg S	145,500
	850,000	10.75%, 10/06/14 (c) 144A	412,250
	250,000	Flextronics International Ltd. 5.00%, 02/15/23	252,500
	1,218,000	STATS ChipPAC Ltd. 4.50%, 03/20/16 (c) 144A	1,236,270

See Notes to Financial Statements

41

EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Singapore: (continued)
USD	400,000	TBG Global Pte Ltd. 4.63%, 04/03/16 (c) 144A	$394,500
	400,000	Theta Capital Pte Ltd. 6.13%, 11/14/16 (c) † Reg S	393,400
		Yanlord Land Group Ltd.
	500,000	10.63%, 03/29/15 (c) † Reg S	540,625
	200,000	10.63%, 03/29/15 (c) 144A	216,250
			5,406,858
South Korea: 0.4%
		Woori Bank Co. Ltd.
	350,000	6.21%, 05/02/17 (c) Reg S	372,750
	1,050,000	6.21%, 05/02/17 (c) 144A	1,118,250
			1,491,000
Spain: 0.9%
		Cemex Espana Luxembourg
	400,000	9.25%, 05/12/15 (c) Reg S	437,000
	2,175,000	9.88%, 04/30/16 (c) 144A	2,499,075
			2,936,075
Sri Lanka: 1.1%
		Bank of Ceylon
	600,000	5.33%, 04/16/18 † Reg S	602,250
	650,000	6.88%, 05/03/17 Reg S	681,688
	75,000	6.88%, 05/03/17 144A	78,656
	2,000,000	National Savings Bank 8.88%, 09/18/18 144A	2,232,500
			3,595,094
Sweden: 0.2%
	700,000	Eileme 2 AB 11.63%, 01/31/16 (c) Reg S	840,000
Turkey: 2.3%
	700,000	Arcelik AS 5.00%, 04/03/23 144A	661,150
		FinansBank AS
	1,100,000	5.15%, 11/01/17 † Reg S	1,098,625
	200,000	5.15%, 11/01/17 144A	199,750
	900,000	Tupras Turkiye Petrol Rafinerileri AS 4.13%, 05/02/18 144A	883,125
		Turkiye Is Bankasi SA
	500,000	6.00%, 10/24/22 Reg S	488,000
	2,000,000	6.00%, 10/24/22 144A	1,952,000
		Turkiye Sise ve Cam Fabrikalari AS
	400,000	4.25%, 05/09/20 Reg S	378,000
	400,000	4.25%, 05/09/20 144A	378,000
		Turkiye Vakiflar Bankasi Tao
	640,000	6.00%, 11/01/22 144A	605,440
	1,000,000	6.00%, 11/01/22 † Reg S	946,000
	400,000	Yapi ve Kredi Bankasi AS 5.50%, 12/06/22 144A	359,200
			7,949,290
United Arab Emirates: 0.0%
	100,000	Dubai Electricity & Water Authority 8.50%, 04/22/15 Reg S	107,320
Principal Amount			Value

United Kingdom: 5.4%
		AngloGold Ashanti Holdings Plc
USD	2,455,000	5.13%, 08/01/22 †	$2,382,953
	600,000	5.38%, 04/15/20	605,066
	100,000	6.50%, 04/15/40	94,327
	1,700,000	8.50%, 07/30/16 (c) †	1,908,760
		DTEK Finance Plc
	300,000	7.88%, 04/04/18 Reg S	248,541
	1,800,000	7.88%, 04/04/18 144A	1,491,246
		Ferrexpo Finance Plc
	200,000	7.88%, 04/07/16 Reg S	182,000
	475,000	7.88%, 04/07/16 144A	432,250
	1,400,000	Oschadbank 8.25%, 03/10/16 Reg S	1,113,000
	825,000	Polyus Gold International Ltd. 5.63%, 04/29/20 144A	765,188
	500,000	Ukraine Railways via Shortline Plc 9.50%, 05/21/18 144A	379,184
		Ukreximbank
	1,000,000	8.38%, 04/27/15 Reg S	830,000
	500,000	8.75%, 01/22/18 Reg S	390,000
		Vedanta Resources Plc
	200,000	6.00%, 01/31/19 144A	200,250
	1,150,000	6.00%, 01/31/19 Reg S	1,151,437
	200,000	6.75%, 06/07/16 † 144A	210,250
	1,675,000	8.25%, 06/07/21 144A	1,782,828
	3,050,000	9.50%, 07/18/18 144A	3,442,840
	600,000	West China Cement Ltd. 7.50%, 01/25/15 (c) 144A	621,750
			18,231,870
United States: 2.0%
		Cemex Finance LLC
	1,400,000	6.00%, 04/01/19 (c) 144A	1,405,250
	1,300,000	9.38%, 10/12/17 (c) Reg S	1,504,750
	1,640,000	9.38%, 10/12/17 (c) 144A	1,898,300
	1,975,000	JBS USA LLC 7.25%, 06/01/15 (c) 144A	2,140,406
			6,948,706
Venezuela: 7.4%
	900,000	CA La Electricidad de Caracas 8.50%, 04/10/18 Reg S	702,000
		Petroleos de Venezuela SA
	3,000,000	5.00%, 10/28/15	2,711,250
	3,950,000	5.25%, 04/12/17 Reg S	3,199,500
	8,170,000	5.38%, 04/12/27 Reg S	4,799,875
	3,850,000	5.50%, 04/12/37 Reg S	2,159,850
	2,850,000	8.50%, 11/02/17 Reg S	2,572,125
	2,915,000	8.50%, 11/02/17 144A	2,630,787
	1,050,000	9.00%, 11/17/21 Reg S	862,312
	4,650,000	9.00%, 11/17/21 144A	3,818,812
	1,395,000	12.75%, 02/17/22 144A	1,356,637
	400,000	12.75%, 02/17/22 † Reg S	389,000
			25,202,148
Total Corporate Bonds (Cost: $320,651,130)			316,216,565

See Notes to Financial Statements

42

Principal Amount			Value

GOVERNMENT OBLIGATIONS: 4.3%
Argentina: 1.8%
		City of Buenos Aires Argentina
USD	500,000	9.95%, 03/01/17 144A	$501,875
	375,000	12.50%, 04/06/15 Reg S	387,750
		Provincia de Buenos Aires, Argentina
	100,000	9.38%, 09/14/18 Reg S	91,375
	1,750,000	9.38%, 09/14/18 † 144A	1,599,062
	225,000	10.88%, 01/26/21 Reg S	207,563
	690,000	10.88%, 01/26/21 144A	636,525
	1,675,000	11.75%, 10/05/15 Reg S	1,649,875
		Provincia de Cordoba
	500,000	12.38%, 08/17/17 Reg S	474,375
	650,000	12.38%, 08/17/17 144A	616,688
			6,165,088
Costa Rica: 0.5%
	1,400,000	Instituto Costarricense de Electricidad 6.95%, 11/10/21 144A	1,473,500
Hungary: 0.6%
	1,800,000	Magyar Export-Import Bank Zrt 5.50%, 02/12/18 Reg S	1,920,204
Mongolia: 0.2%
	800,000	Development Bank of Mongolia, LLC 5.75%, 03/21/17 Reg S	761,000
Turkey: 0.6%
		Export Credit Bank of Turkey
	450,000	5.88%, 04/24/19 Reg S	473,063
	1,500,000	5.88%, 04/24/19 144A	1,576,875
			2,049,938
Ukraine: 0.6%
		Financing of Infrastructural Projects State Enterprise
	100,000	7.40%, 04/20/18 Reg S	83,500
	275,000	7.40%, 04/20/18 144A	229,625
	1,400,000	8.38%, 11/03/17 144A	1,176,000
	700,000	9.00%, 12/07/17 144A	596,750
			2,085,875
Total Government Obligations (Cost: $14,384,924)			14,455,605

Number of Shares

MONEY MARKET FUND: 1.2% (Cost: $4,236,391)
	4,236,391	Dreyfus Government Cash Management Fund	4,236,391
Total Investments Before Collateral for Securities Loaned: 98.8% (Cost: $339,272,445)			334,908,561
Principal Amount			Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 10.6%
Repurchase Agreements: 10.6%
USD	8,509,504	Repurchase agreement dated 4/30/14 with Citigroup Global Markets, Inc., 0.06% due 5/1/14, proceeds $8,509,518; (collateralized by various U.S. government and agency obligations, 0.13% to 9.00%, due 5/1/14 to 5/1/44, valued at $8,679,695 including accrued interest)	$8,509,504
	8,509,504	Repurchase agreement dated 4/30/14 with Credit Agricole CIB, 0.06% due 5/1/14, proceeds $8,509,518; (collateralized by various U.S. government and agency obligations, 2.50% to 5.00%, due 4/1/24 to 9/1/43, valued at $8,679,694 including accrued interest)	8,509,504
	8,509,504	Repurchase agreement dated 4/30/14 with HSBC Securities USA, Inc., 0.04% due 5/1/14, proceeds $8,509,513; (collateralized by various U.S. government and agency obligations, 0.00% to 9.38%, due 5/6/14 to 7/15/32, valued at $8,679,789 including accrued interest)	8,509,504
	8,509,504	Repurchase agreement dated 4/30/14 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.05% due 5/1/14, proceeds $8,509,516; (collateralized by various U.S. government and agency obligations, 1.88% to 4.50%, due 10/1/27 to 1/1/44, valued at $8,679,694 including accrued interest)	8,509,504
	1,791,419	Repurchase agreement dated 4/30/14 with Nomura Securities Int., Inc., 0.05% due 5/1/14, proceeds $1,791,421; (collateralized by various U.S. government and agency obligations, 0.13% to 6.13%, due 7/15/14 to 2/15/44, valued at $1,827,248 including accrued interest)	1,791,419
Total Short-Term Investments Held As Collateral For Securities Loaned (Cost: $35,829,435)			35,829,435
Total Investments: 109.4% (Cost: $375,101,880)			370,737,996
Liabilities in excess of other assets: (9.4)%			(31,716,589)
NET ASSETS: 100.0%			$339,021,407

See Notes to Financial Statements

43

EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

MXN	Mexican Peso
USD	United States Dollar
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(p)	Puttable Security - the redemption date shown is when the security may be redeemed by the investor
(s)	Step Bond - coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
†	Security fully or partially on loan. Total market value of securities on loan is $34,904,581.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $184,517,722, or 54.4% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	12.1%	$40,635,714
Communications	10.4	34,736,428
Consumer, Cyclical	3.8	12,649,922
Consumer, Non-cyclical	4.5	15,028,063
Diversified	0.3	1,117,500
Energy	15.8	52,818,989
Financial	30.9	103,580,606
Government	4.3	14,455,605
Industrial	8.2	27,475,961
Technology	0.5	1,595,458
Utilities	7.9	26,577,924
Money Market Fund	1.3	4,236,391
	100.0%	$334,908,561

The summary of inputs used to value the Fund’s investments as of April 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$316,216,565	$—	$316,216,565
Government Obligations*	—	14,455,605	—	14,455,605
Money Market Funds	4,236,391	—	—	4,236,391
Repurchase Agreements	—	35,829,435	—	35,829,435
Total	$4,236,391	$366,501,605	$—	$370,737,996

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

44

EMERGING MARKETS LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2014

Principal Amount			Value

CORPORATE BONDS: 13.7%
Brazil: 4.0%
BRL	31,467,000	Banco do Brasil S.A. 9.75%, 07/18/17 † Reg S	$13,234,739
	2,969,000	Banco Safra Cayman Islands Ltd. 10.88%, 04/03/17 Reg S	1,278,625
	9,736,000	Banco Safra S.A. 10.25%, 08/08/16 Reg S	4,127,547
	19,470,000	Cia Energetica de Sao Paulo (TIPS) 14.53%, 01/15/15 Reg S	13,277,450
	2,000,000	Concessionaria Ecovias dos Imigrantes S.A. (TIPS) 4.48%, 04/15/24	848,311
			32,766,672
Germany: 0.7%
MXN	70,670,000	Landwirtschaftliche Rentenbank 8.50%, 02/22/16	5,882,958
Ireland: 3.5%
RUB	1,063,200,000	RusHydro JSC 7.88%, 10/28/15 Reg S	28,595,442
Netherlands: 0.4%
		Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
MXN	24,360,000	6.69%, 10/05/15 ^	1,775,122
	14,730,000	9.20%, 09/28/15	1,212,476
			2,987,598
Russia: 0.4%
RUB	105,260,000	Federal Hydrogenerating Co. JSC 8.00%, 04/18/16 (p)	2,870,022
South Africa: 4.7%
		Eskom Holdings Ltd.
ZAR	5,350,000	7.85%, 04/02/26	465,259
	57,330,000	8.91%, 08/18/27 ^	1,420,845
	224,000,000	9.25%, 04/20/18	22,274,803
		Transnet Ltd.
	21,000,000	9.50%, 08/19/25	1,977,954
	4,500,000	10.50%, 09/17/20	451,108
	105,900,000	10.80%, 11/06/23	10,878,835
	5,000,000	13.50%, 04/18/28	560,148
			38,028,952
Total Corporate Bonds (Cost: $140,572,274)			111,131,644
GOVERNMENT OBLIGATIONS: 83.8%
Brazil: 5.6%
		Brazilian Government International Bonds
BRL	2,590,000	8.50%, 01/05/24 †	1,124,097
	4,560,000	10.25%, 01/10/28	2,183,136
	2,860,000	12.50%, 01/05/22	1,492,736
		Letra do Tesouro Nacional
	5,500,000	7.56%, 01/01/15 ^	2,289,862
	28,300,000	7.65%, 01/01/16 ^	10,467,853
	20,200,000	7.84%, 04/01/15 ^	8,181,662
	7,900,000	8.25%, 07/01/16 ^	2,750,481
	2,000,000	11.33%, 07/01/15 ^	786,931
	3,900,000	12.45%, 07/01/17 ^	1,203,424
Principal Amount			Value

Brazil: (continued)
		Nota do Tesouro Nacional, Series F
BRL	14,400,000	10.00%, 01/01/17	$6,140,801
	3,100,000	10.00%, 01/01/18	1,298,265
	12,600,000	10.00%, 01/01/21	5,062,445
	7,000,000	10.00%, 01/01/23	2,747,194
			45,728,887
Chile: 3.0%
CLP	13,094,500,000	Chilean Government International Bonds 5.50%, 08/05/20	23,868,086
Colombia: 3.0%
		Colombian Government International Bonds
COP	6,419,000,000	4.38%, 12/21/22 (c)	3,006,596
	11,894,000,000	7.75%, 04/14/21	6,982,566
	16,556,000,000	12.00%, 10/22/15	9,467,120
	7,116,000,000	Republic of Colombia 9.85%, 06/28/27	4,825,761
	175,000,000	Titulos de Tesoreria 7.25%, 06/15/16	94,372
			24,376,415
Hungary: 4.3%
		Hungarian Government Bonds
HUF	91,720,000	5.50%, 12/20/18	431,115
	1,017,570,000	6.00%, 11/24/23	4,863,927
	939,370,000	6.50%, 06/24/19	4,638,218
	413,590,000	6.75%, 08/22/14	1,888,503
	935,220,000	6.75%, 02/24/17	4,566,249
	711,250,000	6.75%, 11/24/17	3,522,946
	856,580,000	7.00%, 06/24/22	4,329,492
	310,020,000	7.50%, 11/12/20	1,602,903
	1,052,550,000	7.75%, 08/24/15	5,052,143
	889,970,000	8.00%, 02/12/15	4,175,121
			35,070,617
Indonesia: 6.3%
		Indonesian Treasury Bonds
IDR	3,873,000,000	6.13%, 05/15/28	273,417
	3,000,000,000	6.38%, 04/15/42	195,909
	6,802,000,000	6.63%, 05/15/33	480,364
	5,200,000,000	7.00%, 05/15/22	424,681
	3,054,000,000	7.00%, 05/15/27	236,439
	4,589,000,000	8.25%, 07/15/21	404,284
	13,559,000,000	8.25%, 06/15/32	1,146,124
	4,822,000,000	8.38%, 09/15/26	418,825
	23,085,000,000	9.00%, 03/15/29	2,089,331
	21,241,000,000	9.50%, 06/15/15	1,886,406
	9,381,000,000	9.50%, 07/15/23	883,107
	34,711,000,000	9.50%, 07/15/31	3,272,498
	6,552,000,000	9.50%, 05/15/41	612,045
	23,692,000,000	9.75%, 05/15/37	2,254,753
	6,104,000,000	10.00%, 07/15/17	567,785
	17,562,000,000	10.00%, 09/15/24	1,710,767
	37,084,000,000	10.00%, 02/15/28	3,624,930
	21,927,000,000	10.25%, 07/15/22	2,139,676
	60,988,000,000	10.25%, 07/15/27	6,036,411
	49,242,000,000	10.50%, 08/15/30	5,022,181
	11,812,000,000	10.50%, 07/15/38	1,197,904
	17,628,000,000	10.75%, 05/15/16	1,625,688

See Notes to Financial Statements

45

EMERGING MARKETS LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

Indonesia: (continued)
IDR	5,878,000,000	11.00%, 11/15/20	$591,791
	70,589,000,000	11.00%, 09/15/25	7,343,295
	30,907,000,000	11.50%, 09/15/19	3,111,017
	24,947,000,000	11.60%, 08/15/18	2,473,705
	12,058,000,000	12.80%, 06/15/21	1,323,815
			51,347,148
Malaysia: 8.5%
		Malaysian Government Bonds
MYR	13,070,000	3.20%, 10/15/15	4,010,559
	13,450,000	3.31%, 10/31/17	4,092,309
	14,420,000	3.42%, 08/15/22	4,244,519
	8,624,000	3.43%, 08/15/14	2,644,559
	3,470,000	3.48%, 03/15/23	1,018,803
	1,090,000	3.49%, 03/31/20	327,683
	13,790,000	3.58%, 09/28/18	4,217,198
	610,000	3.73%, 06/15/28	174,014
	11,157,000	3.74%, 02/27/15	3,436,404
	4,067,000	3.81%, 02/15/17	1,259,542
	7,740,000	3.84%, 08/12/15	2,392,789
	7,700,000	3.89%, 03/15/27	2,250,489
	4,990,000	4.01%, 09/15/17	1,551,703
	4,510,000	4.13%, 04/15/32	1,315,340
	19,120,000	4.16%, 07/15/21	5,934,841
	3,269,000	4.23%, 06/30/31	968,705
	18,841,000	4.24%, 02/07/18	5,907,921
	13,332,000	4.26%, 09/15/16	4,170,526
	16,198,000	4.38%, 11/29/19	5,126,966
	26,475,000	4.39%, 04/15/26	8,200,951
	17,813,000	5.73%, 07/30/19	5,982,135
			69,227,956
Mexico: 5.1%
		Mexican Government International Bonds
MXN	499,000	5.00%, 06/15/17	38,909
	30,419,000	6.50%, 06/10/21	2,435,902
	20,000,000	6.50%, 06/09/22	1,580,144
	43,100,300	7.50%, 06/03/27	3,578,909
	70,000,000	7.75%, 05/29/31	5,771,387
	48,060,000	7.75%, 11/13/42	3,873,304
	1,010,000	8.00%, 12/17/15	82,059
	18,144,900	8.00%, 06/11/20	1,568,406
	4,790,000	8.00%, 12/07/23	414,598
	9,819,700	8.50%, 12/13/18	855,564
	51,628,000	8.50%, 05/31/29	4,588,242
	65,513,900	8.50%, 11/18/38	5,730,031
	34,490,000	10.00%, 12/05/24	3,403,003
	74,517,000	10.00%, 11/20/36	7,434,023
			41,354,481
Nigeria: 3.1%
		Nigerian Government Bonds
NGN	552,200,000	4.00%, 04/23/15	3,183,127
	1,286,100,000	7.00%, 10/23/19	6,192,692
	902,670,000	15.10%, 04/27/17	5,926,933
	35,200,000	16.00%, 06/29/19	243,836
	1,278,060,000	16.39%, 01/27/22	9,271,108
			24,817,696
Principal Amount			Value

Peru: 3.0%
		Peruvian Government Bonds
PEN	8,498,000	6.90%, 08/12/37	$3,042,081
	12,190,000	6.95%, 08/12/31	4,477,398
	23,873,000	7.84%, 08/12/20	9,514,579
	12,135,000	8.20%, 08/12/26	5,010,611
	3,620,000	8.60%, 08/12/17	1,463,633
	1,650,000	9.91%, 05/05/15	625,877
			24,134,179
Philippines: 3.0%
		Philippine Government International Bonds
PHP	276,000,000	3.90%, 11/26/22	5,958,950
	296,500,000	4.95%, 01/15/21	6,966,885
	486,000,000	6.25%, 01/14/36	11,256,057
			24,181,892
Poland: 9.4%
		Polish Government Bonds
PLN	3,720,000	2.50%, 07/25/18	1,195,680
	3,410,000	3.11%, 01/25/16 ^	1,078,224
	9,574,000	3.75%, 04/25/18	3,214,648
	18,466,000	4.75%, 04/25/17	6,382,793
	14,252,000	5.00%, 04/25/16	4,921,959
	12,401,000	5.25%, 10/25/17	4,372,035
	30,646,000	5.25%, 10/25/20	11,030,323
	34,810,000	5.50%, 04/25/15	11,807,541
	22,971,000	5.50%, 10/25/19	8,321,624
	28,410,000	5.75%, 10/25/21	10,510,156
	23,180,000	5.75%, 09/23/22	8,620,559
	12,457,000	6.25%, 10/24/15	4,320,880
			75,776,422
Romania: 2.9%
		Romanian Government Bonds
RON	14,220,000	5.75%, 01/27/16	4,623,093
	20,040,000	5.80%, 10/26/15	6,501,476
	8,000,000	5.85%, 04/26/23 †	2,638,974
	29,950,000	5.90%, 07/26/17	9,897,900
			23,661,443
Russia: 3.6%
		Russian Federal Bonds
RUB	22,840,000	6.80%, 12/11/19	581,931
	21,861,000	6.88%, 07/15/15	608,515
	46,337,000	6.90%, 08/03/16	1,261,170
	39,938,000	7.00%, 06/03/15	1,112,261
	100,128,000	7.00%, 01/25/23	2,444,356
	90,140,000	7.05%, 01/19/28	2,095,761
	6,313,000	7.35%, 01/20/16	174,221
	120,872,000	7.40%, 06/14/17	3,264,496
	78,902,000	7.50%, 03/15/18	2,108,836
	91,617,000	7.50%, 02/27/19	2,434,534
	127,700,000	7.60%, 04/14/21	3,305,575
	247,170,000	7.60%, 07/20/22	6,301,014
	5,000,000	7.85%, 03/10/18 Reg S	135,152
	130,500,000	8.15%, 02/03/27	3,370,730
	479,000	11.20%, 12/17/14	13,797
			29,212,349

See Notes to Financial Statements

46

Principal Amount			Value

South Africa: 4.8%
		South African Government Bonds
ZAR	47,874,000	6.25%, 03/31/36	$3,356,633
	64,524,000	6.50%, 02/28/41	4,537,754
	3,314,804	6.75%, 03/31/21	292,277
	78,864,000	7.00%, 02/28/31	6,246,141
	74,489,000	7.25%, 01/15/20	6,836,056
	31,750,000	7.75%, 02/28/23	2,908,754
	29,150,000	8.00%, 12/21/18	2,793,223
	1,750,000	8.25%, 09/15/17	169,625
	49,350,000	8.75%, 02/28/48	4,473,771
	56,512,000	10.50%, 12/21/26	6,214,498
	10,878,800	13.50%, 09/15/15	1,121,602
			38,950,334
Supranational: 3.8%
MXN	11,960,000	Asian Development Bank 6.55%, 01/28/15	935,217
		European Investment Bank
	6,730,000	5.33%, 09/01/15 ^	493,040
HUF	549,600,000	6.50%, 01/05/15	2,546,503
ZAR	7,995,000	8.50%, 11/04/14	766,628
	2,890,000	9.00%, 12/21/18 Reg S	285,745
BRL	9,570,000	9.65%, 10/22/19 ^	2,466,289
MXN	168,510,000	Inter-American Development Bank 8.00%, 01/26/16	13,871,917
BRL	300,000	International Bank for Reconstruction & Development 9.50%, 03/02/17	132,016
MXN	117,060,000	International Finance Corp. 6.00%, 01/28/16	9,359,613
			30,856,968
Sweden: 0.4%
MXN	44,960,000	Kommuninvest I Sverige
		7.20%, 07/07/14	3,455,555
Thailand: 6.6%
		Thailand Government Bonds
THB	68,518,000	2.80%, 10/10/17	2,131,547
	96,619,000	3.13%, 12/11/15	3,030,869
	158,138,000	3.25%, 06/16/17	5,004,447
	148,760,000	3.45%, 03/08/19	4,670,241
	54,670,000	3.58%, 12/17/27	1,644,366
	184,594,000	3.63%, 05/22/15	5,797,495
	106,145,000	3.63%, 06/16/23	3,306,909
	97,227,000	3.65%, 12/17/21	3,056,329
	111,610,000	3.85%, 12/12/25	3,493,407
	137,848,000	3.88%, 06/13/19	4,434,365
	102,644,000	4.13%, 11/18/16	3,309,267
	158,130,000	4.75%, 12/20/24	5,332,314
	8,395,000	4.88%, 06/22/29	287,510
	86,278,000	5.13%, 03/13/18	2,893,694
	1,559,000	5.25%, 05/12/14	48,223
	30,186,000	5.40%, 07/27/16	994,562
	30,977,000	5.50%, 03/13/23	1,101,924
	23,507,000	5.63%, 01/12/19	810,211
	52,214,000	5.85%, 03/31/21	1,869,645
			53,217,325
Principal Amount			Value

Turkey: 7.4%
		Turkish Government Bonds
TRY	880,000	5.00%, 05/13/15	$399,811
	14,000,000	6.30%, 02/14/18	6,079,626
	4,610,000	6.50%, 01/07/15	2,144,540
	21,010,000	7.10%, 03/08/23	8,707,035
	6,530,000	7.50%, 09/24/14	3,069,754
	2,000	8.00%, 06/04/14	944
	2,440,000	8.30%, 10/07/15	1,142,562
	12,260,000	8.50%, 09/14/22	5,564,305
	11,719,000	9.00%, 01/27/16	5,548,454
	12,440,000	9.00%, 03/08/17	5,889,230
	15,288,000	9.50%, 01/12/22	7,346,529
	7,534,000	10.00%, 06/17/15	3,591,940
	16,965,000	10.50%, 01/15/20	8,504,934
	3,730,000	11.00%, 08/06/14	1,773,573
			59,763,237
Total Government Obligations (Cost: $752,534,736)			679,000,990
Total Investments Before Collateral for Securities Loaned: 97.5% (Cost: $893,107,010)			790,132,634
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 0.3%
Repurchase Agreements: 0.3%
USD	17,806	Repurchase agreement dated 4/30/14 with Daiwa Capital Markets America, 0.06% due 5/1/14, proceeds $17,806; (collateralized by various U.S. government and agency obligations, 0.00% to 11.25%, due 5/22/14 to 2/15/44, valued at $18,162 including accrued interest)	17,806
	1,000,000	Repurchase agreement dated 4/30/14 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.05% due 5/1/14, proceeds $1,000,001; (collateralized by various U.S. government and agency obligations, 1.88% to 4.50%, due 10/1/27 to 1/1/44, valued at $1,020,000 including accrued interest)	1,000,000
	1,000,000	Repurchase agreement dated 4/30/14 with Morgan Stanley & Co. LLC , 0.07% due 5/1/14, proceeds $1,000,002; (collateralized by various U.S. government and agency obligations, 1.36% to 8.50%, due 5/1/17 to 12/1/44, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-Term Investments Held As Collateral For Securities Loaned (Cost: $2,017,806)			2,017,806
Total Investments: 97.8% (Cost: $895,124,816)			792,150,440
Other assets less liabilities: 2.2%			18,218,198
NET ASSETS: 100.0%			$810,368,638

See Notes to Financial Statements

47

EMERGING MARKETS LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security - the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date
†	Security fully or partially on loan. Total market value of securities on loan is $1,919,604.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
TIPS	Treasury Inflation Protected Securities

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer, Non-cyclical	0.1%	$848,311
Financial	3.5	27,511,467
Government	85.9	679,000,990
Industrial	1.8	13,868,045
Utilities	8.7	68,903,821
	100.0%	$790,132,634

The summary of inputs used to value the Fund’s investments as of April 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$—	$111,131,644	$—	$111,131,644
Government Obligations*	—	679,000,990	—	679,000,990
Repurchase Agreements	—	2,017,806	—	2,017,806
Total	$—	$792,150,440	$—	$792,150,440

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

48

FALLEN ANGEL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2014

Principal Amount		Value

CORPORATE BONDS: 98.0%
Cayman Islands: 1.7%
$100,000	Mizuho Capital Investment 1 Ltd. 6.69%, 06/30/16 (c) Reg S	$110,000
60,000	Mizuho Capital Investment 2 Ltd. 14.95%, 06/30/14 (c) Reg S	61,941
100,000	Resona Preferred Global Securities Cayman Ltd. 7.19%, 07/30/15 (c) Reg S	106,500
		278,441
Finland: 2.0%
150,000	Nokia OYJ 5.38%, 05/15/19	161,250
150,000	UPM-Kymmene OYJ 7.45%, 11/26/27 144A	165,000
		326,250
France: 3.8%
200,000	Credit Agricole S.A. 6.64%, 05/31/17 (c) Reg S	211,600
300,000	Lafarge S.A. 6.20%, 07/09/15 144A	318,000
100,000	Societe Generale 5.92%, 04/05/17 (c) Reg S	106,875
		636,475
Japan: 1.2%
200,000	SoftBank Corp. 4.50%, 04/15/20 144A	201,250
Luxembourg: 11.7%
	ArcelorMittal
100,000	5.75%, 08/05/20	106,500
450,000	6.00%, 03/01/21 †	483,750
300,000	6.13%, 06/01/18	330,000
250,000	7.25%, 03/01/41	255,312
100,000	10.35%, 06/01/19	126,750
	Telecom Italia Capital
250,000	6.38%, 11/15/33	253,750
250,000	7.00%, 06/04/18	287,187
100,000	7.20%, 07/18/36	105,875
		1,949,124
Netherlands: 1.6%
250,000	EDP Finance B.V. 6.00%, 02/02/18 † Reg S	271,875
Norway: 3.2%
	Eksportfinans ASA
255,000	2.00%, 09/15/15	255,255
85,000	2.38%, 05/25/16	85,043
200,000	3.00%, 11/17/14	201,450
		541,748
United Kingdom: 8.2%
300,000	Barclays Bank Plc 7.63%, 11/21/22	341,437
200,000	Barclays Bank Plc Perpetual 6.28%, 12/15/34 (c)	202,629
100,000	Hanson Ltd. 6.13%, 08/15/16	110,125
100,000	HBOS Capital Funding No. 2 LP 6.07%, 06/30/14 (c) Reg S	100,125
125,000	HBOS Plc 6.75%, 05/21/18 144A	142,620
Principal Amount		Value

United Kingdom: (continued)
	Royal Bank of Scotland Group Plc
$150,000	5.05%, 01/08/15	$153,822
300,000	7.64%, 09/30/17 (c)	313,500
		1,364,258
United States: 64.6%
300,000	ADT Corp. 3.50%, 07/15/22	265,500
100,000	Alcatel-Lucent USA, Inc. 6.45%, 03/15/29	96,250
	Alcoa, Inc.
225,000	5.40%, 01/15/21 (c)	238,019
150,000	5.90%, 02/01/27	151,151
150,000	6.15%, 08/15/20	165,673
	Ally Financial, Inc.
100,000	6.75%, 12/01/14	103,375
100,000	8.00%, 11/01/31	123,250
100,000	Ameren Energy Generating Co. 7.95%, 06/01/32	86,500
150,000	Aviation Capital Group 6.75%, 04/06/21 144A	169,062
250,000	Avon Products, Inc. 5.00%, 03/15/23 †	252,253
100,000	Best Buy Co., Inc. 5.50%, 12/15/20 (c) †	103,000
	CenturyLink, Inc.
200,000	5.15%, 06/15/17	217,250
100,000	7.60%, 09/15/39	98,563
200,000	Clear Channel Communications, Inc. 4.90%, 05/15/15	208,500
100,000	Commercial Metals Co. 6.50%, 07/15/17	112,000
	Dell, Inc.
150,000	4.63%, 04/01/21 †	145,875
100,000	5.88%, 06/15/19 †	104,750
100,000	6.50%, 04/15/38	90,500
100,000	Dresdner Funding Trust I 8.15%, 06/30/29 (c) 144A	116,500
300,000	El Paso Corp. 7.75%, 01/15/32	325,654
300,000	Embarq Corp. 8.00%, 06/01/36	321,439
	FirstEnergy Corp.
100,000	4.25%, 12/15/22 (c)	98,452
150,000	7.38%, 11/15/31	174,582
200,000	Frontier Communications Corp. 9.00%, 08/15/31	208,000
60,000	Genworth Financial, Inc. 6.15%, 11/15/16 (c)	56,325
100,000	Glen Meadow Pass-Through Trust 6.51%, 02/15/17 (c) 144A	100,000
200,000	H. J. Heinz Finance Co. 7.13%, 08/01/39 144A	217,000
100,000	Harsco Corp. 5.75%, 05/15/18	107,313
100,000	Hartford Financial Services Group, Inc. 8.13%, 06/15/18 (c)	118,375
100,000	HCA, Inc. 7.50%, 11/15/95	88,500
100,000	Hospira, Inc. 6.05%, 03/30/17	110,533

See Notes to Financial Statements

49

FALLEN ANGEL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

United States: (continued)
$100,000	iStar Financial, Inc. 5.88%, 03/15/16	$107,500
200,000	JC Penney Corp., Inc. 7.40%, 04/01/37 (p)	150,500
200,000	Ltd Brands, Inc. 6.90%, 07/15/17	228,500
300,000	Masco Corp. 6.13%, 10/03/16	332,250
100,000	Meccanica Holdings USA, Inc. 6.25%, 07/15/19 144A	108,750
100,000	Mirant Americas 9.13%, 05/01/31	99,250
150,000	New Albertsons, Inc. 8.00%, 05/01/31	128,250
250,000	NGPL Pipeco LLC 7.12%, 12/15/17 144A	248,750
100,000	NuStar Logistics, L.P. 4.80%, 09/01/20	100,000
100,000	Nuveen Investments, Inc. 5.50%, 09/15/15	105,000
100,000	ONEOK, Inc. 4.25%, 11/02/21 (c)	97,275
59,264	PPL Ironwood LLC 8.86%, 11/30/25	67,561
250,000	PulteGroup, Inc. 7.63%, 10/15/17	291,250
250,000	Regions Bank 6.45%, 06/26/37	290,354
100,000	Reynolds Group Issuer, Inc. 9.00%, 10/15/14 (c)	107,250
	Rockies Express Pipeline
200,000	6.85%, 07/15/18 Reg S	212,500
150,000	6.85%, 07/15/18 144A	159,375
	RR Donnelley & Sons Co.
18,000	6.13%, 01/15/17	19,800
92,000	7.63%, 06/15/20	105,570
	SLM Corp.
100,000	5.63%, 08/01/33	88,000
150,000	6.00%, 01/25/17	163,875
200,000	6.25%, 01/25/16	216,500
150,000	8.00%, 03/25/20	173,813
350,000	8.45%, 06/15/18	413,875
	Springleaf Finance Corp.
100,000	5.40%, 12/01/15	104,750
300,000	6.90%, 12/15/17	330,375
	Sprint Capital Corp.
300,000	6.88%, 11/15/28	297,750
200,000	6.90%, 05/01/19	220,500
200,000	8.75%, 03/15/32	224,750
200,000	Sprint Nextel Corp. 6.00%, 12/01/16	219,500
70,000	Toll Brothers Finance Corp. 6.75%, 11/01/19	80,150
100,000	Toys R Us, Inc. 7.38%, 10/15/18	73,750
100,000	UBS Preferred Funding Trust 6.24%, 05/15/16 (c) †	106,380
Principal Amount		Value

United States: (continued)
$100,000	United States Steel Corp. 7.50%, 03/15/17 (c) †	$110,250
100,000	Universal Health Services, Inc. 7.13%, 06/30/16	112,500
100,000	Vulcan Materials Co. 7.00%, 06/15/18	116,250
		10,786,797
Total Corporate Bonds (Cost: $15,134,482)		16,356,218

Number of Shares

MONEY MARKET FUND: 0.7% (Cost: $117,304)

117,304	Dreyfus Government Cash Management Fund	117,304
Total Investments Before Collateral for Securities Loaned: 98.7% (Cost: $15,251,786)		16,473,522
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 9.6% (Cost: $1,600,350)
1,600,350	Bank of New York Overnight Government Fund	1,600,350
Total Investments: 108.3% (Cost: $16,852,136)		18,073,872
Liabilities in excess of other assets: (8.3)%		(1,379,356)
NET ASSETS: 100.0%		$16,694,516

See Notes to Financial Statements

50

(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security - the redemption date shown is when the security may be redeemed by the investor
†	Security fully or partially on loan. Total market value of securities on loan is $1,557,272.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $1,946,307, or 11.7% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	13.6%	$2,244,405
Communications	19.0	3,121,814
Consumer, Cyclical	6.4	1,055,400
Consumer, Non-cyclical	7.8	1,278,906
Energy	6.9	1,143,554
Financial	31.0	5,111,044
Industrial	7.7	1,261,750
Technology	2.1	341,125
Utilities	4.8	798,220
Money Market Fund	0.7	117,304
	100.0%	$16,473,522

The summary of inputs used to value the Fund’s investments as of April 30, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Corporate Bonds*	$–	$16,356,218	$–	$16,356,218
Money Market Funds	1,717,654	–	–	1,717,654
Total	$1,717,654	$16,356,218	$–	$18,073,872

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

51

INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2014

Principal
Amount			Value

CORPORATE BONDS: 97.1%
Argentina: 0.4%
USD	91,350	Aeropuertos Argentinia 2000 10.75%, 12/22/15 (c) Reg S	$91,921
	200,000	Inversiones y Representaciones S.A. 11.50%, 07/20/20 Reg S	217,000
		Pan American Energy LLC/ Argentine Branch
	150,000	7.88%, 05/07/21 Reg S	152,250
	25,000	7.88%, 05/07/21 144A	25,375
	125,000	YPF SA 8.88%, 12/19/18 † 144A	130,781
			617,327
Australia: 0.6%
		FMG Resources August 2006 Pty. Ltd.
USD	665,000	6.88%, 04/01/17 (c) † 144A	714,044
	280,000	8.25%, 11/01/15 (c) † 144A	310,450
			1,024,494
Austria: 0.7%
USD	400,000	OAS Investments GmbH 8.25%, 10/19/16 (c) Reg S	410,500
	400,000	Sappi Papier Holding GmbH 7.75%, 04/15/17 (c) 144A	447,500
EUR	200,000	Wienerberger A.G. 6.50%, 02/09/17 (c)	289,700
			1,147,700
Azerbaijan: 0.2%
USD	400,000	Azerbaijan State Oil Company 4.75%, 03/13/23 Reg S	387,700
Barbados: 0.1%
USD	200,000	Columbus International, Inc. 7.38%, 03/30/18 (c) 144A	209,750
Belgium: 0.3%
EUR	200,000	Barry Callebaut Services N.V. 5.63%, 06/15/21 Reg S	318,219
	150,000	KBC Group N.V. 5.63%, 03/19/19 (c) Reg S	205,773
			523,992
Bermuda: 0.9%
EUR	100,000	Central European Media Enterprises Ltd. 11.63%, 06/04/14 (c) Reg S	147,667
USD	195,000	China Oriental Group Company Ltd. 7.00%, 11/17/14 (c) Reg S	178,181
		Digicel Group Ltd.
	200,000	7.13%, 04/01/17 (c) 144A	201,500
	300,000	8.25%, 09/30/16 (c) 144A	321,000
	300,000	Digicel Ltd. 6.00%, 04/15/16 (c) 144A	304,500
	200,000	Inkia Energy Ltd. 8.38%, 04/04/16 (c) 144A	221,750
			1,374,598
Brazil: 1.5%
USD	225,000	Banco BMG S.A. 9.95%, 11/05/19 Reg S	234,563
	300,000	Banco BTG Pactual S.A. 5.75%, 09/28/22 Reg S	291,000
Principal
Amount			Value

Brazil: (continued)
USD	1,450,000	Banco do Brasil S.A. 6.25%, 04/15/24 (c) † Reg S	$1,236,125
	300,000	Banco do Estado do Rio Grande do Sul S.A. 7.38%, 02/02/22 Reg S	311,925
	350,000	Cent Elet Brasileiras S.A. 6.88%, 07/30/19 144A	380,187
			2,453,800
British Virgin Islands: 1.3%
USD	273,000	Arcos Dorados Holdings, Inc. 6.63%, 09/27/23 144A	283,920
	200,000	China Resources Power East Foundation Co. Ltd. 7.25%, 05/09/16 (c)	210,000
	400,000	Road King 2012 Ltd. 9.88%, 09/18/15 (c) Reg S	429,000
	200,000	Sparkle Assets Ltd. 6.88%, 01/30/17 (c) † Reg S	197,512
	650,000	Studio City Finance Ltd. 8.50%, 12/01/15 (c) † 144A	728,000
	200,000	Trillion Chance Ltd. 8.50%, 01/10/17 (c) Reg S	196,000
			2,044,432
Canada: 4.5%
		Air Canada
CAD	200,000	7.63%, 10/01/16 (c) 144A	196,364
USD	100,000	8.75%, 04/01/17 (c) 144A	109,750
		Bombardier, Inc.
	400,000	5.75%, 03/15/22 144A	409,000
EUR	200,000	6.13%, 05/15/21 † Reg S	308,158
USD	120,000	6.13%, 01/15/23 † 144A	123,300
EUR	100,000	7.25%, 11/15/16 (c) Reg S	140,632
CAD	264,000	7.35%, 12/22/26 144A	251,984
USD	200,000	Brookfield Residential 6.50%, 12/15/15 (c) 144A	211,500
		Cascades, Inc.
	105,000	7.75%, 06/05/14 (c)	109,502
	82,000	7.88%, 01/15/15 (c)	87,945
CAD	400,000	Corus Entertainment, Inc. 4.25%, 02/11/20 Reg S	357,647
		First Quantum Minerals Ltd.
USD	341,000	6.75%, 02/15/17 (c) 144A	346,115
	241,000	7.00%, 02/15/18 (c) 144A	245,519
CAD	250,000	Great Canadian Gaming Corp. 6.63%, 07/25/17 (c) 144A	243,747
USD	450,000	MEG Energy Corp. 6.38%, 07/30/17 (c) 144A	469,125
	200,000	New Gold, Inc. 6.25%, 11/15/17 (c) 144A	206,000
	250,000	NOVA Chemicals Corp. 5.25%, 08/01/18 (c) 144A	268,437
		Pacific Rubiales Energy Corp.
	120,000	5.13%, 03/28/18 (c) 144A	116,550
	400,000	5.38%, 01/26/17 (c) 144A	412,000
	200,000	7.25%, 12/12/16 (c) Reg S	219,500
CAD	200,000	Paramount Resources Ltd. 8.25%, 06/04/14 (c)	190,669
USD	256,000	PetroBakken Energy Ltd. 8.63%, 02/01/16 (c) 144A	262,720

See Notes to Financial Statements

52

Principal
Amount			Value

Canada: (continued)
		Precision Drilling Corp.
USD	200,000	6.50%, 12/15/16 (c)	$217,500
	100,000	6.63%, 11/15/15 (c)	108,000
		Quebecor Media, Inc.
	60,000	5.75%, 01/15/23	60,600
CAD	395,000	6.63%, 01/15/23 144A	366,224
USD	200,000	Telesat Canada / Telesat, LLC 6.00%, 06/05/14 (c) 144A	206,875
	600,000	Tervita Corp. 9.75%, 11/01/15 (c) † 144A	546,000
CAD	385,000	Videotron Ltee 7.13%, 01/15/15 (c)	378,440
			7,169,803
Cayman Islands: 5.9%
USD	380,000	Agile Property Holdings Ltd. 8.88%, 06/03/14 (c) Reg S	392,825
	200,000	BR Malls International Finance Ltd. 8.50%, 01/21/16 (c) Reg S	206,500
	200,000	Central China Real Estate 8.00%, 01/28/17 (c) † Reg S	188,368
	200,000	China Shanshui Cement Group Ltd. 8.50%, 06/05/14 (c) 144A	208,000
		Country Garden Holdings Co. Ltd.
	65,000	11.13%, 02/23/15 (c) Reg S	70,688
	800,000	11.13%, 02/23/15 (c) 144A	870,000
	200,000	Dar Al-Arkan Sukuk Co. Ltd. 5.75%, 05/24/18 Reg S	198,750
GBP	200,000	Dubai Holding Commercial Operations MTN Ltd. 6.00%, 02/01/17	354,764
USD	300,000	Emaar Sukuk Ltd. 6.40%, 07/18/19 Reg S	337,860
	420,000	Evergrande Real Estate Group Ltd. 13.00%, 01/27/15 Reg S	437,850
	300,000	Fibria Overseas Finance Ltd. 6.75%, 03/03/16 (c) 144A	332,250
	200,000	General Shopping Finance 10.00%, 11/09/15 (c) Reg S	167,020
	200,000	Industrial Senior Trust 5.50%, 11/01/22 Reg S	193,750
	250,000	JBS Finance II Ltd. 8.25%, 01/29/15 (c) Reg S	270,000
		Kaisa Group Holdings Ltd.
	300,000	8.88%, 03/19/16 (c) Reg S	292,125
	200,000	8.88%, 03/19/16 (c) 144A	194,750
	200,000	KWG Property Holdings Ltd. 8.98%, 01/14/17 (c) Reg S	192,773
	300,000	Longfor Properties 6.88%, 10/18/16 (c) † Reg S	308,625
	250,000	MIE Holdings Corp. 9.75%, 05/16/14 (c) † Reg S	262,812
	90,000	Mizuho Capital Investment 1 Ltd. 6.69%, 06/30/16 (c) Reg S	99,000
	200,000	Mongolian Mining Corp. 8.88%, 03/29/15 (c) † Reg S	121,000
	350,000	Resona Preferred Global Securities Cayman Ltd. 7.19%, 07/30/15 (c) Reg S	372,750
	300,000	Sable International Finance Ltd. 8.75%, 02/01/16 (c) Reg S	337,500
Principal
Amount			Value

Cayman Islands: (continued)
USD	400,000	Shimao Property Holdings Ltd. 11.00%, 03/08/15 (c) † Reg S	$442,000
	500,000	SOHO China Ltd. 7.13%, 11/07/17 (c) † Reg S	472,500
	400,000	TAM Capital 3, Inc. 8.38%, 06/03/16 (c) 144A	434,500
EUR	325,000	UPCB Finance II Ltd. 6.38%, 07/01/15 (c) Reg S	482,172
USD	300,000	UPCB Finance III Ltd. 6.63%, 07/01/15 (c) 144A	321,750
	50,000	UPCB Finance V Ltd. 7.25%, 11/15/16 (c) 144A	55,375
	300,000	Virgolino de Oliveira Finance Ltd. 11.75%, 02/09/17 (c) Reg S	221,250
EUR	272,000	Viridian Group FundCo II Ltd. 11.13%, 04/01/15 (c) Reg S	422,225
USD	200,000	Wynn Macau Ltd. 5.25%, 10/15/16 (c) 144A	203,500
			9,465,232
Chile: 0.0%
USD	119,758	Inversiones Alsacia S.A. 8.00%, 02/18/15 (c) 144A	80,238
China / Hong Kong: 0.5%
USD	200,000	China CITIC Bank International Ltd. 6.88%, 06/24/20 Reg S	218,420
	560,000	CITIC Pacific Ltd. 6.88%, 01/21/18 † Reg S	613,200
			831,620
Colombia: 1.1%
USD	250,000	Banco Davivienda S.A. 5.88%, 07/09/22 Reg S	250,937
		Banco GNB Sudameris S.A.
	30,000	7.50%, 07/30/22 Reg S	31,800
	100,000	7.50%, 07/30/22 144A	106,000
		Bancolombia SA
	400,000	5.13%, 09/11/22	398,500
	200,000	6.13%, 07/26/20 †	215,250
	800,000	Colombia Telecomunicaciones S.A., E.S.P. 5.38%, 09/27/17 (c) Reg S	794,000
			1,796,487
Croatia: 0.5%
		Agrokor D.D.
USD	200,000	8.88%, 02/01/16 (c) † Reg S	222,750
	300,000	8.88%, 02/01/16 (c) 144A	334,125
	200,000	Hrvatska Elektroprivreda 6.00%, 11/09/17 Reg S	211,250
			768,125
Denmark: 0.8%
GBP	341,000	Danske Bank A/S 5.68%, 02/15/17 (c)	604,441
EUR	50,000	ISS Global A/S 4.50%, 12/08/14	70,801
	225,000	Nykredit Realkredit A/S 9.00%, 04/01/15 (c)	330,926
USD	220,000	Welltec A/S 8.00%, 02/01/15 (c) 144A	234,300
			1,240,468

See Notes to Financial Statements

53

INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount			Value

Dominican Republic: 0.1%
USD	100,000	Aeropuertos Dominicanos Siglo XXI S.A. 9.25%, 11/13/15 (c) Reg S	$88,625
Finland: 0.8%
USD	434,000	Nokia OYJ 5.38%, 05/15/19	466,550
		Stora Enso OYJ
EUR	100,000	5.50%, 03/07/19 Reg S	155,016
USD	250,000	6.40%, 04/15/16 144A	276,250
	400,000	UPM-Kymmene OYJ 7.45%, 11/26/27 144A	440,000
			1,337,816
France: 8.9%
		Banque PSA Finance S.A.
EUR	100,000	3.88%, 01/14/15 Reg S	140,983
	100,000	4.25%, 02/25/16 Reg S	145,038
	605,000	BPCE S.A. 4.63%, 07/30/15 (c)	860,631
USD	300,000	Cie Generale de Geophysique - Veritas 6.50%, 06/01/16 (c)	303,750
	200,000	CMA CGM 8.50%, 06/05/14 (c) 144A	206,000
		Credit Agricole S.A.
EUR	950,000	4.13%, 11/09/15 (c) † Reg S	1,355,684
USD	300,000	7.88%, 01/23/24 (c) 144A	323,145
EUR	450,000	Europcar Groupe S.A. 11.50%, 05/15/17 Reg S	724,477
	450,000	Groupama S.A. 7.88%, 10/27/19 (c)	689,460
	267,000	Italcementi Finance S.A. 6.63%, 03/19/20 (s) † Reg S	426,989
		Lafarge S.A.
	300,000	4.75%, 09/30/20 Reg S	466,467
USD	200,000	6.50%, 07/15/16	221,000
EUR	825,000	6.63%, 11/29/18 Reg S	1,323,889
	311,000	8.88%, 11/24/16 Reg S	507,758
	1,051,000	Peugeot S.A. 7.38%, 03/06/18 † Reg S	1,668,555
		Renault S.A.
	285,000	4.63%, 05/25/16 Reg S	420,345
	467,000	6.00%, 10/13/14	661,582
USD	500,000	Rexel S.A. 6.13%, 12/15/15 (c) 144A	532,500
		Societe Generale S.A.
	400,000	8.25%, 11/29/18 (c) † Reg S	435,170
	1,130,000	8.75%, 04/07/15 (c) Reg S	1,191,585
EUR	200,000	Solvay Finance, Inc. 4.20%, 05/12/19 (c) Reg S	283,929
	400,000	Veolia Environnement 4.45%, 04/16/18 (c) Reg S	568,369
	600,000	Wendel S.A. 4.38%, 08/09/17	895,364
			14,352,670
Germany: 4.1%
EUR	200,000	Bayerische Landesbank 5.75%, 10/23/17	311,295
	800,000	Commerzbank A.G. 7.75%, 03/16/21	1,352,518
Principal
Amount			Value

Germany: (continued)
EUR	334,000	Deutsche Lufthansa A.G. 6.50%, 07/07/16	$516,481
	200,000	Hapag-Lloyd A.G. 7.75%, 10/01/15 (c) Reg S	298,885
	150,000	KM Germany Holdings GmbH 8.75%, 12/15/15 (c) 144A	235,540
	126,000	Orion Engineered Carbons 10.00%, 06/15/14 (c) Reg S	189,800
	300,000	Techem Gmbh 6.13%, 10/01/15 (c) Reg S	455,049
		ThyssenKrupp A.G.
	660,000	4.00%, 08/27/18	962,492
	42,000	4.38%, 02/28/17	61,713
	167,000	9.25%, 06/18/14	233,830
	300,000	Trionista HoldCo GmbH 5.00%, 04/30/16 (c) Reg S	436,763
	100,000	Unitymedia Hessen / NRW 5.50%, 09/15/17 (c) Reg S	148,881
	834,000	Unitymedia KabelBW GmbH 9.50%, 03/15/16 (c) Reg S	1,338,477
			6,541,724
Hungary: 0.3%
EUR	300,000	OTP Bank Plc 5.27%, 09/19/16	435,723
India: 0.2%
		ICICI Bank Ltd.
USD	110,000	6.38%, 04/30/17 (c) Reg S	111,375
	200,000	6.38%, 04/30/17 (c) 144A	202,500
			313,875
Indonesia: 0.2%
USD	200,000	Gajah Tunggal Tbk PT 7.75%, 02/06/16 (c) † 144A	206,900
	120,000	PT Adaro Indonesia 7.63%, 10/22/14 (c) 144A	126,750
			333,650
Ireland: 3.5%
USD	600,000	Alfa Bank 7.75%, 04/28/21 † Reg S	594,000
EUR	100,000	Allied Irish Banks Plc 5.63%, 11/12/14 Reg S	141,525
	730,000	Ardagh Glass Finance Plc 8.75%, 02/01/15 (c) Reg S	1,090,625
	200,000	Ardagh Packaging Finance Plc 7.38%, 10/15/14 (c) Reg S	293,865
USD	200,000	Credit Bank of Moscow 7.70%, 02/01/18 † Reg S	184,500
	200,000	Gazprombank OJSC 7.25%, 05/03/19 Reg S	199,000
EUR	300,000	Governor & Co. of the Bank of Ireland 2.75%, 06/05/16	424,491
USD	360,000	Metalloinvest Finance Ltd. 5.63%, 04/17/20 144A	323,100
	400,000	MTS International Funding Ltd. 5.00%, 05/30/23 † Reg S	358,000
		Nara Cable Funding
EUR	320,000	8.88%, 06/04/14 (c) Reg S	480,389
USD	200,000	8.88%, 06/05/14 (c) 144A	217,000

See Notes to Financial Statements

54

Principal
Amount			Value

Ireland: (continued)
USD	300,000	Nomos Bank Via Nomos Capital Plc 8.75%, 10/21/15 Reg S	$305,601
	200,000	SCF Capital Ltd. 5.38%, 10/27/17 144A	187,000
EUR	506,000	Smurfit Kappa Acquisitions 5.13%, 06/15/18 (c) Reg S	770,876
			5,569,972
Israel: 0.7%
USD	300,000	B Communications Ltd. 7.38%, 02/15/17 (c) 144A	318,750
	700,000	Israel Electric Corp. Ltd. 7.25%, 01/15/19 † Reg S	790,125
			1,108,875
Italy: 6.1%
GBP	200,000	Banca Monte dei Paschi di Siena SpA 5.75%, 09/30/16 †	336,022
		Banca Popolare di Milano
EUR	100,000	4.00%, 01/22/16 Reg S	142,849
	300,000	7.13%, 03/01/21 Reg S	466,704
	200,000	Banca Popolare Di Vicenza 5.00%, 10/25/18 Reg S	293,849
		Banco Popolare SC
	200,000	3.50%, 03/14/19 Reg S	284,048
	425,000	3.75%, 01/28/16 Reg S	608,432
	200,000	6.00%, 11/05/20 Reg S	299,257
		Enel SpA
	200,000	6.50%, 01/10/19 (c) Reg S	306,319
USD	700,000	8.75%, 09/24/23 (c) 144A	808,500
EUR	317,000	Finmeccanica SpA 4.88%, 03/24/25	462,927
		Intesa Sanpaolo SpA
	300,000	8.05%, 06/20/18 (c)	471,600
	200,000	8.38%, 10/14/19 (c) Reg S	326,477
	200,000	Monte dei Paschi di Siena 7.25%, 07/10/15 Reg S	294,076
		Telecom Italia S.P.A.
	1,100,000	5.25%, 02/10/22 Reg S	1,667,506
	1,100,000	5.38%, 01/29/19	1,703,720
GBP	250,000	6.38%, 06/24/19	462,418
EUR	300,000	UniCredit SpA 6.70%, 06/05/18	468,237
	300,000	Unipol Gruppo Finanziario SpA 5.00%, 01/11/17 Reg S	445,354
			9,848,295
Japan: 0.5%
USD	800,000	SoftBank Corp. 4.50%, 04/15/20 144A	805,000
Kazakhstan: 0.6%
USD	200,000	Halyk Savings Bank of Kazakhstan JSC 7.25%, 05/03/17 Reg S	211,950
EUR	214,000	Kazkommertsbank JSC 6.88%, 02/13/17	295,238
USD	400,000	Zhaikmunai International B.V. 7.13%, 11/13/16 (c) 144A	411,000
			918,188
Principal
Amount			Value

Luxembourg: 13.9%
USD	220,000	Alrosa Finance S.A. 7.75%, 11/03/20 144A	$226,600
	600,000	Altice Financing S.A. 9.88%, 12/15/16 (c) 144A	690,150
		ArcelorMittal
	225,000	5.00%, 02/25/17	239,063
	240,000	6.13%, 06/01/18	264,000
	1,225,000	6.75%, 02/25/22 †	1,362,812
	175,000	7.25%, 03/01/41	178,719
	250,000	7.50%, 10/15/39	263,125
	800,000	10.35%, 06/01/19	1,014,000
	225,000	CHC Helikopter S.A. 9.25%, 10/15/15 (c)	243,000
EUR	225,000	Cirsa Funding Luxembourg S.A. 8.75%, 06/04/14 (c) Reg S	326,012
USD	600,000	Convatec Healthcare E S.A. 10.50%, 12/15/14 (c) 144A	660,750
		CSN Resources SA
	150,000	6.50%, 07/21/20 Reg S	154,125
	300,000	6.50%, 07/21/20 144A	308,250
	700,000	Evraz Group S.A. 6.50%, 04/22/20 Reg S	577,500
	285,000	Expro Finance Luxembourg S.C.A. 8.50%, 06/05/14 (c) 144A	298,003
		Fiat Finance & Trade S.A.
EUR	235,000	6.88%, 02/13/15	338,807
	1,220,000	7.00%, 03/23/17 Reg S	1,889,083
		Fiat Industrial Finance Europe S.A.
	145,000	5.25%, 03/11/15 Reg S	207,785
	250,000	6.25%, 03/09/18 Reg S	394,681
		Finmeccanica Finance S.A.
	100,000	4.38%, 12/05/17	147,522
	311,000	5.25%, 01/21/22	468,694
GBP	100,000	8.00%, 12/16/19	198,233
USD	300,000	Fuerstenberg Capital International S.A.R.L.& Cie SECS 10.25%, 06/30/15 (c)	317,445
	250,000	Gestamp Funding Luxembourg S.A. 5.63%, 05/31/16 (c) 144A	259,062
EUR	1,184,000	HeidelbergCement Finance B.V. 8.00%, 01/31/17 Reg S	1,910,925
USD	300,000	Home Credit & Finance Bank 9.38%, 04/24/18 (c) Reg S	261,750
EUR	400,000	Ineos Group Holdings S.A. 5.75%, 02/15/16 (c) 144A	571,258
USD	45,000	International Automotive Components Group S.A. 9.13%, 06/01/15 (c) 144A	48,150
EUR	250,000	KION Finance S.A. 6.75%, 02/15/16 (c) Reg S	382,428
	150,000	Lecta S.A. 8.88%, 05/15/15 (c) Reg S	209,264
USD	135,000	MHP S.A. 10.25%, 04/29/15 Reg S	133,279
	600,000	Millicom International Cellular 6.63%, 10/15/17 (c) 144A	628,500
		Minerva Luxembourg S.A.
	300,000	7.75%, 01/31/18 (c) 144A	309,375
	200,000	12.25%, 02/10/17 (c) Reg S	228,000

See Notes to Financial Statements

55

INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount			Value

Luxembourg: (continued)
USD	430,000	MOL Group Finance S.A. 6.25%, 09/26/19 † Reg S	$463,862
	400,000	OAO TMK 6.75%, 04/03/20 Reg S	343,000
	300,000	OJSC Promsvyazbank 8.50%, 04/25/17 Reg S	297,750
EUR	300,000	Olivetti Finance 7.75%, 01/24/33	530,063
		Ontex IV S.A.
	100,000	7.50%, 06/04/14 (c) Reg S	144,894
	300,000	9.00%, 04/15/15 (c) † Reg S	454,441
USD	200,000	Russian Agricultural Bank OJSC 6.00%, 06/03/16 (c) 144A	190,500
	200,000	Russian Standard Bank 9.25%, 07/11/15 (p) † Reg S	195,500
		Severstal OAO
	105,000	6.70%, 10/25/17 Reg S	107,100
	300,000	6.70%, 10/25/17 144A	306,000
EUR	292,000	Sunrise Communications Holdings S.A. 8.50%, 12/31/14 (c) Reg S	437,262
USD	400,000	Telecom Italia Capital 6.38%, 11/15/33	406,000
EUR	400,000	Telenet Finance Luxembourg S.C.A. 6.38%, 11/15/15 (c) Reg S	597,505
	282,000	UniCredit International Bank Luxembourg S.A. 8.13%, 12/10/19 (c) Reg S	451,613
USD	250,000	VTB Bank SA 6.95%, 10/17/22 144A	240,625
		Wind Acquisition Finance S.A.
	200,000	6.50%, 04/30/16 (c) 144A	215,250
	100,000	7.25%, 06/05/14 (c) 144A	105,750
	1,200,000	7.38%, 04/23/17 (c) 144A	1,236,000
			22,433,465
Mexico: 2.4%
USD	75,000	Axtel S.A.B. de C.V. 8.00%, 01/31/16 (c) (s) 144A	76,500
	400,000	Banco Santander SA 5.95%, 01/30/19 (c) 144A	416,500
	300,000	BBVA Bancomer SA 7.25%, 04/22/20 144A	337,500
	228,000	Cemex S.A.B. de C.V. 9.50%, 06/15/16 (c) 144A	261,630
	1,375,000	Cemex SAB de CV 9.00%, 01/11/15 (c) 144A	1,491,875
	165,000	Empresas ICA SAB de CV 8.90%, 02/04/16 (c) Reg S	169,125
	350,000	Grupo Elektra SA de CV 7.25%, 08/06/15 (c) Reg S	366,625
	200,000	Grupo KUO S.A.B. de C.V. 6.25%, 12/04/17 (c) † Reg S	203,500
	200,000	Servicios Corporativos Javer S.A.P.I de C.V. 9.88%, 04/06/16 (c) Reg S	217,000
	250,000	Tenedora Nemak SA 5.50%, 02/28/18 (c) 144A	253,750
			3,794,005
Principal
Amount			Value

Netherlands: 9.5%
EUR	282,000	ABN Amro Bank N.V. 4.31%, 03/10/16 (c)	$398,827
USD	100,000	DTEK Finance B.V. 9.50%, 04/28/15 Reg S	91,520
		EDP Finance B.V.
EUR	500,000	4.13%, 06/29/20	740,833
	773,000	4.75%, 09/26/16 Reg S	1,151,652
	300,000	5.75%, 09/21/17 Reg S	466,392
		Fresenius Finance B.V.
	311,000	2.88%, 07/15/20 144A	446,275
	200,000	4.00%, 02/01/24 144A	289,095
USD	300,000	Indo Energy Finance II B.V. 6.38%, 01/24/18 (c) 144A	234,375
	425,000	ING Groep N.V. 5.78%, 12/08/15 (c)	442,000
	410,000	InterGen N.V. 7.00%, 06/30/18 (c) 144A	432,550
GBP	449,000	Koninklijke KPN N.V. 6.88%, 03/14/20 (c) † Reg S	788,485
		Majapahit Holding B.V.
USD	80,000	7.25%, 06/28/17 Reg S	90,700
	945,000	7.75%, 01/20/20 144A	1,089,112
	600,000	Marfrig Holding Europe B.V. 8.38%, 05/09/18 Reg S	606,000
	150,000	Metinvest B.V. 10.25%, 05/20/15 Reg S	144,405
EUR	200,000	New World Resources N.V. 7.88%, 06/04/14 (c) Reg S	171,932
	200,000	Nokia Siemens 6.75%, 04/15/15 (c) Reg S	300,188
USD	500,000	NXP BV / NXP Funding LLC 5.75%, 03/15/18 (c) 144A	530,000
EUR	200,000	OI European Group B.V. 6.75%, 09/15/20 Reg S	328,959
		Portugal Telecom International Finance B.V.
	392,000	5.00%, 11/04/19 Reg S	593,804
	75,000	5.63%, 02/08/16 Reg S	111,791
	300,000	5.88%, 04/17/18 † Reg S	465,880
	292,000	Refresco Group B.V. 7.38%, 06/04/14 (c) Reg S	429,165
		Schaeffler Finance B.V.
	592,000	6.88%, 08/15/14 (c) Reg S	872,755
	455,000	8.75%, 02/15/15 (c) Reg S	709,437
USD	250,000	Sensata Technologies B.V. 4.88%, 10/15/23 144A	246,250
EUR	400,000	SNS Bank N.V. 11.25%, 11/27/19 (c) (d) * Reg S	33,277
	300,000	Telefonica Europe B.V. 6.50%, 09/18/18 (c) Reg S	454,508
	20,000	ThyssenKrupp Finance Nederland B.V. 8.50%, 02/25/16	31,121
	450,000	UPC Holding B.V. 6.38%, 09/15/17 (c) Reg S	671,730
		VimpelCom Holdings B.V.
USD	50,000	6.25%, 03/01/17 Reg S	50,375
	1,200,000	6.25%, 03/01/17 144A	1,209,000
	250,000	VTR Finance BV 6.88%, 01/15/19 (c) 144A	261,148

See Notes to Financial Statements

56

Principal
Amount			Value

Netherlands: (continued)
EUR	250,000	Ziggo Bond Company B.V. 8.00%, 06/04/14 (c) 144A	$373,935
			15,257,476
Norway: 0.7%
		Eksportfinans ASA
USD	75,000	2.00%, 09/15/15	75,075
	156,000	2.38%, 05/25/16	156,078
	6,000	3.00%, 11/17/14	6,044
	545,000	5.50%, 06/26/17	585,194
EUR	250,000	Norske Skogindustrier ASA 11.75%, 06/15/16 Reg S	307,814
			1,130,205
Peru: 0.3%
USD	97,000	Corp Azucarera del Peru S.A.
		6.38%, 08/02/17 (c) 144A	88,998
	200,000	Corp Lindley S.A.
		4.63%, 04/12/23 144A	193,200
	215,000	Maestro Peru S.A.
		6.75%, 09/26/16 (c) † 144A	197,263
			479,461
Philippines: 0.1%
USD	200,000	BDO Unibank, Inc. 4.50%, 02/16/17 Reg S	210,500
Portugal: 0.7%
EUR	600,000	Banco Espirito Santo S.A. 5.88%, 11/09/15 Reg S	881,974
	200,000	Brisa Concessao Rodoviaria S.A. 6.88%, 04/02/18 Reg S	318,504
			1,200,478
Singapore: 0.6%
USD	150,000	Bakrie Telecom Pte. Ltd. 11.50%, 06/04/14 (c) (d) Reg S	18,563
	150,000	Berau Capital Resources Pte Ltd. 12.50%, 06/05/14 (c) 144A	156,375
	200,000	Bumi Investment Pte Ltd. 10.75%, 10/06/14 (c) Reg S	97,000
	425,000	STATS ChipPAC Ltd. 4.50%, 03/20/16 (c) 144A	431,375
	200,000	Theta Capital Pte Ltd. 6.13%, 11/14/16 (c) † Reg S	196,700
			900,013
South Africa: 0.3%
EUR	300,000	Edcon Pty Ltd. 9.50%, 06/04/14 (c) † Reg S	415,965
South Korea: 0.2%
USD	280,000	Woori Bank Co. Ltd. 6.21%, 05/02/17 (c) 144A	298,200
Spain: 2.2%
USD	400,000	Abengoa Finance SAU 8.88%, 11/01/17 † Reg S	454,000
		Abengoa S.A.
EUR	100,000	8.50%, 03/31/16	151,724
	100,000	9.63%, 02/25/15 Reg S	147,494
	200,000	Banco de Sabadell S.A. 2.50%, 12/05/16	283,048
	200,000	Bankia S.A. 3.50%, 01/17/19 Reg S	287,957
USD	295,000	BBVA International Preferred SAU 5.92%, 04/18/17 (c)	302,375
Principal
Amount			Value

Spain: (continued)
EUR	400,000	BPE Financiaciones S.A. 4.00%, 07/17/15 Reg S	$571,644
	200,000	Cemex Espana Luxembourg 9.88%, 04/30/16 (c) Reg S	323,274
		Mapfre S.A.
	200,000	5.13%, 11/16/15	295,085
	150,000	5.92%, 07/24/17 (c)	221,924
	300,000	Obrascon Huarte Lain S.A. 8.75%, 03/15/15 (c) Reg S	457,561
			3,496,086
Sri Lanka: 0.4%
USD	400,000	Bank of Ceylon 5.33%, 04/16/18 Reg S	401,500
	200,000	National Savings Bank 8.88%, 09/18/18 144A	223,250
			624,750
Sweden: 1.4%
		Eileme 2 AB
USD	100,000	11.63%, 01/31/16 (c) Reg S	120,000
	250,000	11.63%, 01/31/16 (c) 144A	300,000
EUR	25,000	11.75%, 01/31/16 (c) Reg S	41,943
		Perstorp Holding AB
USD	200,000	8.75%, 05/15/15 (c) 144A	215,000
EUR	250,000	9.00%, 05/15/15 (c) 144A	381,301
	300,000	Stena A.B. 6.13%, 02/01/17 Reg S	449,783
	200,000	TVN Finance Corporation III A.B. 7.38%, 12/15/16 (c) Reg S	316,133
	300,000	Verisure Holding A.B. 8.75%, 09/01/14 (c) Reg S	454,233
			2,278,393
Switzerland: 0.6%
USD	200,000	Credit Suisse Group A.G. 7.50%, 12/11/23 (c) 144A	217,502
EUR	530,000	UBS A.G. Jersey 4.28%, 04/15/15 (c)	747,345
			964,847
Turkey: 0.6%
USD	200,000	FinansBank AS 5.15%, 11/01/17 † Reg S	199,750
	200,000	Turkiye Is Bankasi SA 6.00%, 10/24/22 144A	195,200
	200,000	Turkiye Vakiflar Bankasi T.A.O. 6.00%, 11/01/22 144A	189,200
	500,000	Yapi ve Kredi Bankasi A/S 5.50%, 12/06/22 144A	449,000
			1,033,150
United Arab Emirates: 0.1%
USD	150,000	Dubai Electricity & Water 6.38%, 10/21/16 Reg S	166,515
United Kingdom: 12.5%
USD	200,000	Afren Plc 6.63%, 12/09/16 (c) 144A	202,000
	500,000	Algeco Scotsman Global Finance Plc 10.75%, 10/15/16 (c) 144A	537,500
		AngloGold Ashanti Holdings Plc
	75,000	5.13%, 08/01/22	72,799
	550,000	8.50%, 07/30/16 (c) †	617,540

See Notes to Financial Statements

57

INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount			Value

United Kingdom: (continued)
		Barclays Bank Plc
EUR	500,000	4.88%, 12/15/14 (c) † Reg S	$649,945
GBP	400,000	6.00%, 12/15/17 (c)	668,362
USD	400,000	7.63%, 11/21/22	455,250
EUR	250,000	Boparan Finance Plc 9.75%, 06/04/14 (c) † Reg S	373,502
GBP	349,000	Co-operative Group Holdings Ltd. 6.88%, 07/08/20 (s) Reg S	595,934
	250,000	Crown Newco 3 Plc 8.88%, 02/15/15 (c) Reg S	449,999
		Daily Mail & General Trust
	9,000	5.75%, 12/07/18	16,826
	100,000	6.38%, 06/21/27	191,730
	100,000	Elli Finance UK Plc 8.75%, 06/15/15 (c) Reg S	188,273
	210,000	Enterprise Inns 6.50%, 12/06/18	378,531
USD	100,000	Ferrexpo UK Ltd. 7.88%, 04/07/16 144A	91,000
GBP	350,000	Gala Group Finance Plc 8.88%, 06/02/14 (c) Reg S	631,818
	142,000	GKN Holdings Plc 5.38%, 09/19/22 Reg S	264,091
	485,000	HBOS Capital Funding LP 6.46%, 11/30/18 (c)	874,431
	200,000	Heathrow Finance Plc 7.13%, 03/01/17 Reg S	374,156
USD	400,000	Ineos Finance Plc 8.38%, 02/15/15 (c) 144A	442,000
GBP	100,000	Investec Bank Plc 9.63%, 02/17/22 Reg S	194,438
		Jaguar Land Rover Plc
	200,000	5.00%, 02/15/22 144A	345,309
	200,000	8.25%, 03/15/16 (c) Reg S	382,514
EUR	225,000	Kerling Plc 10.63%, 06/04/14 (c) † Reg S	331,082
		Lloyds TSB Bank Plc
GBP	139,000	10.75%, 12/16/16 (c) Reg S	281,944
USD	350,000	12.00%, 12/16/24 (c) 144A	498,750
		Lynx I Corp.
GBP	141,000	6.00%, 04/15/17 (c) 144A	250,883
	500,000	6.00%, 04/15/17 (c) Reg S	889,655
	200,000	Lynx II Corp. 7.00%, 04/15/18 (c) 144A	363,038
	300,000	Matalan Finance Plc 8.88%, 06/02/14 (c) Reg S	521,762
	260,000	National Westminster Bank Plc 7.88%, 09/09/15	471,801
	200,000	New Look Bondco I Plc 8.75%, 05/14/15 (c) Reg S	364,727
	100,000	Odeon & UCI Finco Plc 9.00%, 08/01/14 (c) Reg S	178,986
EUR	250,000	Old Mutual Plc 5.00%, 11/04/15 (c)	357,482
USD	200,000	Oschadbank 8.88%, 03/20/18 Reg S	153,000
EUR	500,000	OTE Plc 4.63%, 05/20/16	724,389
	167,000	ProSecure Funding LP 4.67%, 06/30/16	244,096
Principal
Amount			Value

United Kingdom: (continued)
EUR	282,000	Rexam Plc 6.75%, 06/29/17 (c) Reg S	$418,456
		Royal Bank of Scotland Group Plc
	506,000	4.63%, 09/22/16 (c)	716,401
USD	300,000	5.05%, 01/08/15	307,644
	300,000	6.13%, 12/15/22	320,383
EUR	500,000	6.93%, 04/09/18	797,369
	350,000	Thomas Cook Group Plc 6.75%, 06/22/15	510,163
USD	250,000	Ukreximbank 8.38%, 04/27/15 Reg S	207,500
	900,000	Vedanta Resources Plc 6.00%, 01/31/19 144A	901,125
	50,000	Virgin Media Finance Plc 4.88%, 02/15/22	45,625
	225,000	Virgin Media Secured Finance Plc 6.50%, 05/22/14 (c)	233,021
GBP	100,000	Voyage Care Bondco Plc 6.50%, 02/01/15 (c) Reg S	176,876
USD	400,000	West China Cement Ltd. 7.50%, 06/04/14 (c) Reg S	414,500
GBP	250,000	William Hill Plc 4.25%, 06/05/20 Reg S	418,908
			20,097,514
United States: 3.0%
USD	790,000	Alcatel-Lucent USA, Inc. 6.45%, 03/15/29	760,375
	235,000	Calfrac Holdings LP 7.50%, 12/01/15 (c) 144A	249,687
	60,547	CEDC Finance Corporation International, Inc. 10.00%, 06/05/14 (c)	51,768
	600,000	Deutsche Bank Capital Funding Trust 5.63%, 01/19/16 (c) Reg S	627,000
	975,000	Fresenius Medical Care US Finance, Inc. 5.75%, 02/15/21 144A	1,043,250
	660,000	JBS USA LLC / JBS USA Finance, Inc. 7.25%, 06/01/15 (c) 144A	715,275
	610,000	Nielsen Finance LLC / Nielsen Finance Co. 7.75%, 10/15/14 (c)	651,937
	755,000	RBS Capital Trust II 6.43%, 01/03/34 (c) †	755,000
			4,854,292
Venezuela: 2.3%
USD	370,000	C.A. La Electricidad De Caracas 8.50%, 04/10/18 Reg S	288,600
		Petroleos de Venezuela S.A.
	250,000	4.90%, 10/28/14	242,875
	1,480,000	5.38%, 04/12/27 Reg S	869,500
	195,000	5.50%, 04/12/37 Reg S	109,395
	980,000	8.50%, 11/02/17 Reg S	884,450
	390,000	8.50%, 11/02/17 144A	351,975
	90,000	9.00%, 11/17/21 Reg S	73,913
	825,000	9.00%, 11/17/21 † 144A	677,531
	300,000	9.75%, 05/17/35 144A	229,650
	30,000	12.75%, 02/17/22 144A	29,175
			3,757,064

Total Corporate Bonds (Cost: $150,056,420)			156,182,558

See Notes to Financial Statements

58

Principal
Amount			Value

GOVERNMENT OBLIGATIONS: 0.4%
Costa Rica: 0.2%
USD	300,000	Instituto Costarricense de Electricidad 6.95%, 11/10/21 Reg S	$315,750
Turkey: 0.2%
USD	400,000	Export Credit Bank of Turkey 5.88%, 04/24/19 Reg S	420,500
Total Government Obligations (Cost: $748,094)			736,250

Number of Shares

MONEY MARKET FUND: 0.6% (Cost: $938,226)
	938,226	Dreyfus Government Cash Management Fund	938,226
Total Investments Before Collateral for Securities Loaned: 98.1% (Cost: $151,742,740)			157,857,034

Principal Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 12.1%
Repurchase Agreements: 12.1%
USD	4,624,534	Repurchase agreement dated 4/30/14 with Citigroup Global Markets, Inc., 0.06% due 5/1/14, proceeds $4,624,542; (collateralized by various U.S. government and agency obligations, 0.13% to 9.00%, due 5/1/14 to 5/1/44, valued at $4,717,025 including accrued interest)	4,624,534
	4,624,534	Repurchase agreement dated 4/30/14 with Credit Agricole CIB, 0.06% due 5/1/14, proceeds $4,624,542; (collateralized by various U.S. government and agency obligations, 2.50% to 5.00%, due 4/1/24 to 9/1/43, valued at $4,717,025 including accrued interest)	4,624,534
Principal
Amount			Value

Repurchase Agreements: (continued)
USD	4,624,534	Repurchase agreement dated 4/30/14 with HSBC Securities USA, Inc., 0.04% due 5/1/14, proceeds $4,624,539; (collateralized by various U.S. government and agency obligations, 0.00% to 9.38%, due 5/6/14 to 7/15/32, valued at $4,717,076 including accrued interest)	$4,624,534
	4,624,534	Repurchase agreement dated 4/30/14 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.05% due 5/1/14, proceeds $4,624,540; (collateralized by various U.S. government and agency obligations, 1.88% to 4.50%, due 10/1/27 to 1/1/44, valued at $4,717,025 including accrued interest)	4,624,534
	973,555	Repurchase agreement dated 4/30/14 with Nomura Securities Int., Inc., 0.05% due 5/1/14, proceeds $973,556; (collateralized by various U.S. government and agency obligations, 0.13% to 6.13%, due 7/15/14 to 2/15/44, valued at $993,026 including accrued interest)	973,555
Total Short-Term Investments Held As Collateral For Securities Loaned (Cost: $19,471,691)			19,471,691
Total Investments: 110.2% (Cost: $171,214,431)			177,328,725
Liabilities in excess of other assets: (10.2)%			(16,475,688)
NET ASSETS: 100.0%			$160,853,037

See Notes to Financial Statements

59

INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
USD	United States Dollar
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(p)	Puttable Security - the redemption date shown is when the security may be redeemed by the investor
(s)	Step Bond - coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $18,814,425.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $42,972,420, or 26.7% of net assets.

Summary of Investments by Sector Excluding	% of
Collateral for Securities Loaned (unaudited)	Investments	Value
Basic Materials	10.7%	$16,873,152
Communications	17.5	27,639,633
Consumer, Cyclical	10.4	16,483,092
Consumer, Non-cyclical	5.8	9,224,768
Diversified	2.0	3,167,621
Energy	6.2	9,806,750
Financial	28.3	44,596,241
Government	0.5	736,250
Industrial	12.1	19,060,347
Technology	0.8	1,207,625
Utilities	5.1	8,123,329
Money Market Fund	0.6	938,226
	100.0%	$157,857,034

The summary of inputs used to value the Fund’s investments as of April 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$–	$156,182,558	$–	$156,182,558
Government Obligations*	–	736,250	–	736,250
Money Market Fund	938,226	–	–	938,226
Repurchase Agreements	–	19,471,691	–	19,471,691
Total	$938,226	$176,390,499	$–	$177,328,725

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

60

INVESTMENT GRADE FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

April 30, 2014

Principal Amount		Value

FLOATING RATE NOTES: 99.6%
Australia: 6.8%
	Australia & New Zealand Banking Group Ltd.
$550,000	0.44%, 05/07/15 Reg S	$550,973
750,000	0.44%, 05/07/15 144A	751,327
280,000	BHP Billiton Finance USA Ltd. 0.48%, 09/30/16	280,312
	Commonwealth Bank of Australia
475,000	0.51%, 01/29/15 144A	476,133
1,700,000	0.73%, 09/20/16 144A	1,709,479
	National Australia Bank Ltd.
400,000	0.53%, 01/22/15 Reg S	400,906
250,000	0.53%, 01/22/15 144A	250,619
800,000	0.78%, 07/25/16	805,098
	Westpac Banking Corp.
400,000	0.66%, 11/25/16	401,168
700,000	0.96%, 07/30/18	707,500
100,000	0.99%, 09/25/15	100,897
200,000	1.03%, 07/17/15 144A	201,717
		6,636,129
Brazil: 0.2%
200,000	Banco Bradesco SA 2.34%, 05/16/14 144A	200,025
Canada: 11.7%
	Bank of Montreal
400,000	0.48%, 09/24/15	400,762
320,000	0.71%, 09/11/15	321,456
850,000	0.75%, 07/15/16	856,106
	Bank of Nova Scotia
100,000	0.63%, 03/15/16	100,330
960,000	0.68%, 09/11/15	964,090
650,000	0.75%, 07/15/16	653,247
150,000	1.27%, 01/12/15	151,102
950,000	Canadian Imperial Bank of Commerce 0.75%, 07/18/16	956,434
	Royal Bank of Canada
200,000	0.44%, 04/29/15	200,365
835,000	0.61%, 03/08/16	837,998
900,000	0.70%, 09/09/16	904,961
560,000	0.92%, 10/30/14	561,891
	The Toronto-Dominion Bank
850,000	0.42%, 05/01/15	851,555
1,071,000	0.70%, 09/09/16	1,077,153
1,700,000	0.77%, 04/30/18	1,714,618
550,000	Total Capital Canada Ltd. 0.61%, 01/15/16	553,569
360,000	TransCanada PipeLines Ltd. 0.91%, 06/30/16	363,223
		11,468,860
France: 2.1%
	Banque Federative du Credit Mutuel SA
600,000	1.08%, 10/28/16 144A	603,773
250,000	1.08%, 01/20/17 144A	251,512
300,000	BNP Paribas SA 2.98%, 12/20/14	304,981
375,000	BPCE SA 1.48%, 04/25/16	380,920
200,000	Credit Agricole Home Loan SFH 0.98%, 07/21/14 144A	200,271
300,000	Electricite de France 0.69%, 01/20/17 144A	301,110
		2,042,567
Principal Amount		Value

Japan: 1.4%
$175,000	Sumitomo Mitsui Banking Corp. 0.66%, 01/10/17	$175,354
250,000	Sumitomo Mitsui Trust Bank Ltd. 1.01%, 09/16/16 144A	252,028
900,000	The Bank of Tokyo-Mitsubishi UFJ Ltd. 0.68%, 02/26/16 144A	902,052
		1,329,434
Mexico: 0.4%
400,000	America Movil SAB de CV 1.23%, 09/12/16	406,223
Netherlands: 8.1%
500,000	ABN AMRO Bank NV 1.03%, 10/28/16 Reg S	503,997
1,200,000	Bank Nederlandse Gemeenten 0.40%, 07/18/16 Reg S	1,203,515
1,250,000	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA 0.71%, 03/18/16	1,257,839
	ING Bank NV
200,000	1.18%, 03/07/16 144A	202,074
850,000	1.87%, 09/25/15 144A	866,338
	Nederlandse Waterschapsbank NV
600,000	0.43%, 10/18/16 144A	600,384
200,000	0.52%, 05/23/15 144A	200,601
	Petrobras Global Finance BV
500,000	1.85%, 05/20/16	498,125
750,000	2.37%, 01/15/19	747,000
500,000	2.59%, 03/17/17	506,250
200,000	3.11%, 03/17/20	202,750
632,000	Shell International Finance BV 0.45%, 11/15/16	633,672
	Volkswagen International Finance NV
200,000	0.68%, 11/18/16 144A	200,883
250,000	0.83%, 11/20/14 Reg S	250,783
		7,874,211
Norway: 1.2%
1,146,000	Statoil ASA 0.53%, 05/15/18	1,147,617
Sweden: 1.9%
300,000	Nordea Bank AB 0.70%, 05/13/16 144A	301,786
1,500,000	Svenska Handelsbanken AB 0.68%, 03/21/16	1,507,818
		1,809,604
United Kingdom: 2.0%
800,000	BP Capital Markets Plc 0.87%, 09/26/18	807,122
400,000	HSBC Bank Plc 0.88%, 05/15/18 144A	403,421
350,000	Rio Tinto Finance USA Plc 1.07%, 06/17/16	353,810
400,000	Vodafone Group Plc 0.62%, 02/19/16	400,794
		1,965,147
United States: 63.8%
150,000	AbbVie, Inc. 1.00%, 11/06/15	151,450
300,000	American Express Centurion Bank 0.69%, 11/13/15	301,394

See Notes to Financial Statements

61

INVESTMENT GRADE FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

United States: (continued)
$900,000	American Express Co. 0.83%, 05/22/18	$907,431
	American Express Credit Corp.
750,000	0.74%, 07/29/16	755,143
500,000	1.33%, 06/12/15	505,598
	American Honda Finance Corp.
1,165,000	0.61%, 05/26/16 144A	1,170,769
200,000	0.73%, 10/07/16	201,717
	Apple, Inc.
1,050,000	0.29%, 05/03/16	1,050,731
1,100,000	0.49%, 05/03/18	1,101,523
600,000	AT&T, Inc. 0.62%, 02/12/16	601,911
	Bank of America Corp.
1,200,000	0.49%, 10/14/16	1,193,279
720,000	1.05%, 03/22/16	725,093
1,350,000	1.27%, 01/15/19	1,368,297
1,250,000	1.30%, 03/22/18	1,265,541
500,000	Bank of America NA 0.51%, 06/15/16	496,408
150,000	Berkshire Hathaway, Inc. 0.94%, 08/15/14	150,312
200,000	Caterpillar Financial Services Corp. 0.38%, 08/27/14	200,153
200,000	Cisco Systems, Inc. 0.52%, 03/03/17	200,929
	Citigroup, Inc.
1,612,000	0.51%, 06/09/16	1,596,892
300,000	0.52%, 11/05/14	300,082
1,550,000	1.19%, 07/25/16	1,567,369
2,166,000	1.94%, 05/15/18	2,247,621
	Daimler Finance North America LLC
200,000	0.59%, 03/10/17 144A	200,255
300,000	0.83%, 01/09/15 144A	301,053
200,000	0.92%, 08/01/16 144A	201,936
	Exxon Mobil Corp.
400,000	0.27%, 03/15/17	400,516
500,000	0.38%, 03/15/19	501,329
400,000	Ford Motor Credit Co. LLC 1.01%, 01/17/17	402,725
	General Electric Capital Corp.
525,000	0.41%, 02/15/17	523,801
500,000	0.43%, 01/08/16	500,265
300,000	0.43%, 05/11/16	300,044
280,000	0.49%, 09/15/14	280,325
550,000	0.61%, 07/10/15	552,217
300,000	0.61%, 01/09/15	300,869
932,000	0.62%, 05/05/26	852,247
180,000	0.83%, 01/08/16	181,273
300,000	0.88%, 07/12/16	302,666
945,000	1.23%, 03/15/23	945,414
	Goldman Sachs Group, Inc.
200,000	0.63%, 07/22/15	200,081
2,524,000	0.68%, 03/22/16	2,522,074
425,000	0.73%, 01/12/15	425,515
280,000	0.83%, 09/29/14	280,444
300,000	1.34%, 11/15/18	303,378
81,000	1.83%, 11/29/23	82,978
Principal Amount		Value

United States: (continued)
	Hewlett-Packard Co.
$100,000	0.63%, 05/30/14	$100,024
400,000	1.78%, 09/19/14	401,978
622,000	HSBC Finance Corp. 0.67%, 06/01/16	622,093
550,000	International Business Machines Corp. 0.22%, 02/04/15	550,147
	John Deere Capital Corp.
200,000	0.30%, 01/12/15	200,018
400,000	0.35%, 06/15/15	400,364
	Johnson & Johnson
200,000	0.30%, 11/28/16	200,335
100,000	0.33%, 05/15/14	100,005
	JPMorgan Chase Bank
1,050,000	0.56%, 06/13/16	1,045,569
400,000	0.68%, 04/23/15	401,224
1,949,000	0.85%, 02/26/16	1,960,115
160,000	0.89%, 10/15/15	160,894
150,000	0.98%, 05/02/14	150,006
2,900,000	1.13%, 01/25/18	2,940,365
	Merck & Co., Inc.
250,000	0.43%, 05/18/16	250,781
750,000	0.60%, 05/18/18	752,560
100,000	Merrill Lynch & Co., Inc. 0.69%, 01/15/15	100,159
	Morgan Stanley
1,200,000	0.68%, 10/18/16	1,197,948
300,000	0.71%, 10/15/15	300,097
300,000	1.48%, 02/25/16	304,450
1,200,000	1.51%, 04/25/18	1,226,077
500,000	National City Bank/Cleveland OH 0.60%, 06/07/17	496,150
	NBCUniversal Enterprise, Inc.
200,000	0.76%, 04/15/16 144A	200,836
730,000	0.91%, 04/15/18 144A	738,582
	New York Life Global Funding
150,000	0.27%, 09/19/14 144A	150,052
300,000	0.58%, 05/23/16 144A	301,647
200,000	Nissan Motor Acceptance Corp. 0.94%, 09/26/16 144A	201,401
550,000	Oracle Corp. 0.81%, 01/15/19	555,520
415,000	PepsiCo., Inc. 0.44%, 02/26/16	415,644
350,000	Pfizer, Inc. 0.53%, 06/15/18	351,084
250,000	PNC Bank NA 0.55%, 04/29/15 (c)	250,353

200,000	Target Corp. 0.40%, 07/18/14	200,156
	The Bank of New York Mellon Corp.
385,000	0.80%, 08/01/18	388,140
80,000	1.09%, 11/24/14	80,384
1,800,000	The Bear Stearns Cos, LLC 0.62%, 11/21/16	1,794,798
200,000	The Coca-Cola Co. 0.34%, 11/01/16	200,223
1,650,000	The Goldman Sachs Group, Inc. 1.42%, 04/30/18	1,674,971

See Notes to Financial Statements

62

Principal Amount		Value

United States: (continued)
$200,000	The Walt Disney Co. 0.23%, 02/11/15	$200,073
	Toyota Motor Credit Corp.
350,000	0.39%, 03/10/15	350,479
500,000	0.53%, 05/17/16	501,677
150,000	United Technologies Corp. 0.74%, 06/01/15	150,789
	Verizon Communications, Inc.
650,000	0.44%, 03/06/15 144A	650,439
1,650,000	1.76%, 09/15/16	1,698,984
1,000,000	1.98%, 09/14/18	1,056,923
	Wachovia Corp.
2,600,000	0.50%, 06/15/17	2,593,349
150,000	0.56%, 10/28/15	150,051
2,045,000	0.60%, 10/15/16	2,041,098
	Wells Fargo Bank
850,000	0.43%, 10/28/15	850,343
300,000	0.51%, 07/20/15	300,930
600,000	0.76%, 07/20/16	603,685
1,000,000	0.86%, 04/23/18	1,008,926
150,000	1.16%, 06/26/15	151,360
		62,295,304
Total Floating Rate Notes (Cost: $96,751,905)		97,175,121
Number of Shares		Value

MONEY MARKET FUND: 0.4% (Cost: $409,660)
409,660	Dreyfus Government Cash Management Fund	$409,660
Total Investments: 100.0% (Cost: $97,161,565)		97,584,781
Liabilities in excess of other assets: (0.0)%		(505)
NET ASSETS: 100.0%		$97,584,276

(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $12,992,503, or 13.3% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Basic Materials	0.6%	$634,122
Communications	6.3	6,155,694
Consumer, Cyclical	2.5	2,408,623
Consumer, Non-cyclical	2.5	2,422,082
Energy	6.5	6,361,173
Financial	76.6	74,781,452
Industrial	0.4	350,942
Money Market Fund	0.4	409,660
Technology	3.9	3,759,923
Utilities	0.3	301,110
	100.0%	$97,584,781

The summary of inputs used to value the Fund’s investments as of April 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Floating Rate Notes*	$–	$97,175,121	$–	$97,175,121
Money Market Fund	409,660	–	–	409,660
Total	$409,660	$97,175,121	$–	$97,584,781

* See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

63

MORTGAGE REIT INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2014

Number of Shares		Value

REAL ESTATE INVESTMENT TRUSTS: 100.2%
United States: 100.2%
606,107	American Capital Agency Corp.	$13,764,690
92,675	American Capital Mortgage Investment Corp.	1,834,965
1,638,584	Annaly Capital Management, Inc.	18,925,645
269,706	Anworth Mortgage Asset Corp.	1,456,412
67,897	Apollo Commercial Real Estate Finance, Inc.	1,154,928
749,992	ARMOUR Residential REIT, Inc.	3,179,966
75,667	Blackstone Mortgage Trust, Inc.	2,151,213
196,170	Capstead Mortgage Corp.	2,507,053
1,521,063	Chimera Investment Corp.	4,700,085
198,197	Colony Financial, Inc.	4,310,785
339,039	CYS Investments, Inc.	2,915,735
114,778	Dynex Capital, Inc.	984,795
157,854	Hatteras Financial Corp.	3,089,203
231,096	Invesco Mortgage Capital, Inc.	3,852,370
554,325	MFA Financial, Inc.	4,395,797
586,537	New Residential Investment Corp.	3,577,876
857,038	Newcastle Investment Corp.	3,848,101
528,706	NorthStar Realty Finance Corp.	8,469,870
145,908	PennyMac Mortgage Investment Trust	3,420,083
169,689	RAIT Financial Trust	1,388,056
Number of Shares		Value

United States: (continued)
104,657	Redwood Trust, Inc. †	$2,281,523
250,530	Resource Capital Corp.	1,377,915
269,784	Starwood Property Trust, Inc.	6,488,305
599,378	Two Harbors Investment Corp.	6,221,544
Total Real Estate Investment Trusts (Cost: $117,431,905)		106,296,915
MONEY MARKET FUND: 0.8% (Cost: $895,638)
895,638	Dreyfus Government Cash Management Fund	895,638
Total Investments Before Collateral for Securities Loaned: 101.0% (Cost: $118,327,543)		107,192,553
SHORT-TERM INVESTMENT HELD AS
COLLATERAL FOR SECURITIES LOANED: 1.7% (Cost: $1,811,548)
1,811,548	Bank of New York Overnight Government Fund	1,811,548
Total Investments: 102.7% (Cost: $120,139,091)		109,004,101
Liabilities in excess of other assets: (2.7)%		(2,864,597)
NET ASSETS: 100.0%		$106,139,504

†	Security fully or partially on loan. Total market value of securities on loan is $1,772,745.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Financial	99.2%	$106,296,915
Money Market Fund	0.8	895,638
	100.0%	$107,192,553

The summary of inputs used to value the Fund’s investments as of April 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Real Estate Investment Trusts*	$106,296,915	$–	$–	$106,296,915
Money Market Funds	2,707,186	–	–	2,707,186
Total	$109,004,101	$–	$–	$109,004,101

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

64

PREFERRED SECURITIES EX FINANCIALS ETF

SCHEDULE OF INVESTMENTS

April 30, 2014

Number of Shares		Value

PREFERRED SECURITIES: 99.9%
Basic Materials: 7.1%
383,546	ArcelorMittal 6.00%, 01/15/16	$9,239,623
124,652	Cliffs Natural Resources, Inc. 7.00%, 02/01/16 †	2,369,635
		11,609,258
Communications: 11.6%
49,009	Comcast Corp. 5.00%, 12/15/17 (c)	1,216,893
	Qwest Corp.
132,110	6.13%, 06/01/18 (c)	3,033,246
89,494	7.00%, 04/01/17 (c)	2,339,373
68,186	7.00%, 07/01/17 (c) †	1,763,972
112,720	7.38%, 06/01/16 (c) †	3,010,751
98,017	7.50%, 09/15/16 (c)	2,615,094
51,139	Telephone & Data Systems, Inc. 7.00%, 03/15/16 (c)	1,310,181
58,299	United States Cellular Corp. 6.95%, 05/15/16 (c) †	1,479,046
85,232	Verizon Communications, Inc. 5.90%, 02/15/19 (c)	2,136,766
		18,905,322
Consumer, Non-cyclical: 3.5%
	CHS, Inc.
71,595	7.10%, 03/31/24 (c)	1,977,454
48,238	7.88%, 09/26/23 (c) †	1,423,503
52,299	8.00%, 07/18/23 (c)	1,645,850
46,189	National Healthcare Corp.
	0.80%, 11/01/15 (c)	688,216
		5,735,023
Energy: 1.1%
68,612	NuStar Logistics LP 7.63%, 01/15/18 (c)	1,825,765
Government: 1.5%
	Tennessee Valley Authority
55,174	3.83%, 06/01/14 (p) †	1,318,107
45,999	3.96%, 05/01/15 (p) †	1,095,236
		2,413,343
Industrial: 7.7%
	Seaspan Corp.
58,810	6.38%, 04/30/19	1,479,660
59,663	9.50%, 01/30/16 (c)	1,612,691
127,849	Stanley Black & Decker, Inc. 5.75%, 07/25/17 (c) †	3,174,491
93,756	United Technologies Corp. 7.50%, 08/01/15 †	6,201,022
		12,467,864
Real Estate Investment Trusts: 38.0%
183,137	American Realty Capital Properties, Inc. 6.70%, 01/03/19 (c)	4,316,539
	Analy Capital Management, Inc.
78,414	7.50%, 09/13/17 (c)	1,932,121
51,139	7.63%, 05/16/17 (c)	1,278,475
77,348	CBL & Associates Properties, Inc. 7.38%, 06/04/14 (c)	1,968,507
42,957	Colony Financial, Inc. 8.50%, 03/20/17 (c)	1,128,480
	CommonWealth REIT
64,691	6.50%, 12/31/49 ^	1,672,262
46,878	7.25%, 05/15/16 (c)	1,207,577
Number of Shares		Value

Real Estate Investment Trusts: (continued)
	Digital Realty Trust, Inc.
42,616	5.88%, 04/09/18 (c) †	$939,257
49,009	7.00%, 09/15/16 (c) †	1,230,126
62,220	7.38%, 03/26/19 (c)	1,580,388
54,890	FelCor Lodging Trust, Inc. 1.95%, 12/31/49 ^	1,371,152
42,616	General Growth Properties, Inc. 6.38%, 02/13/18 (c)	1,041,961
49,009	Hatteras Financial Corp. 7.63%, 08/27/17 (c)	1,171,315
	Health Care REIT, Inc.
49,009	6.50%, 03/07/17 (c)	1,241,398
61,261	6.50%, 12/31/49 ^	3,513,318
49,435	Hospitality Properties Trust 7.13%, 01/15/17 (c)	1,275,423
68,186	Kimco Realty Corp. 6.00%, 03/20/17 (c)	1,649,419
	National Retail Properties, Inc.
49,009	5.70%, 05/30/18 (c)	1,102,212
49,009	6.63%, 02/23/17 (c)	1,229,146
59,658	NorthStar Realty Finance Corp. 8.25%, 06/04/14 (c)	1,495,029
59,663	PS Business Parks, Inc. 6.00%, 05/14/17 (c)	1,428,332
	Public Storage
85,232	5.20%, 01/16/18 (c)	1,875,104
84,380	5.38%, 09/20/17 (c)	1,894,331
49,009	5.63%, 06/15/17 (c)	1,161,023
78,840	5.75%, 03/13/17 (c)	1,900,832
78,414	5.90%, 01/12/17 (c) †	1,936,042
83,102	6.35%, 07/26/16 (c) †	2,115,777
48,582	6.38%, 03/17/19 (c)	1,236,412
63,924	6.50%, 04/14/16 (c)	1,669,056
69,678	Realty Income Corp. 6.63%, 02/15/17 (c)	1,795,602
42,616	Regency Centers Corp. 6.63%, 02/16/17 (c)	1,076,480
59,663	Senior Housing Properties Trust 5.63%, 08/01/17 (c) †	1,351,964
44,108	Ventas Realty LP 5.45%, 03/07/18 (c)	1,078,882
78,414	Vornado Realty LP 7.88%, 10/01/14 (c)	2,027,002
	Vornado Realty Trust
51,139	5.40%, 01/25/18 (c)	1,145,002
51,139	5.70%, 07/18/17 (c)	1,209,949
46,026	6.63%, 06/04/14 (c) †	1,163,998
58,810	Weyerhaeuser Co. 6.38%, 07/01/16 †	3,292,772
		61,702,665
Reinsurance: 5.3%
46,878	Aspen Insurance Holdings Ltd. 5.95%, 07/01/23 (c)	1,183,201
68,186	Axis Capital Holdings Ltd. 6.88%, 04/15/17 (c)	1,761,244
	PartnerRe Ltd.
42,616	5.88%, 03/01/18 (c)	1,003,181
63,711	7.25%, 06/01/16 (c)	1,720,834
68,186	Reinsurance Group of America, Inc. 6.20%, 09/15/22 (c)	1,847,841
46,878	RenaissanceRe Holdings Ltd. 5.38%, 06/01/18 (c)	1,021,940
		8,538,241

See Notes to Financial Statements

65

PREFERRED SECURITIES EX FINANCIALS ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Technology: 1.2%
72,448	Pitney Bowes, Inc. 6.70%, 03/07/18 (c)	$1,903,933
Utilities: 22.9%
44,108	AES Trust III 6.75%, 06/02/14 (c)	2,262,740
42,616	BGE Capital Trust II 6.20%, 06/04/14 (c)	1,073,497
	Dominion Resources, Inc.
46,878	6.00%, 07/01/16	2,755,958
46,878	6.13%, 04/01/16	2,747,988
116,768	8.38%, 06/15/14 (c)	2,977,584
47,730	DTE Energy Co. 6.50%, 12/01/16 (c) †	1,234,298
85,232	Duke Energy Corp. 5.13%, 01/15/18 (c)	2,018,294
51,139	FPL Group Capital Trust I 5.88%, 06/04/14 (c)	1,299,953
68,186	Integrys Energy Group, Inc. 6.00%, 08/01/23 (c)	1,721,697
	NextEra Energy Capital Holdings, Inc.
76,709	5.00%, 01/15/18 (c)	1,642,340
85,232	5.13%, 11/15/17 (c) †	1,899,821
59,663	5.63%, 06/15/17 (c)	1,442,055
68,186	5.70%, 03/01/17 (c)	1,678,739
55,401	5.89%, 09/01/15	3,539,570
42,616	NextEra Energy, Inc. 5.80%, 09/01/16	2,418,032
76,709	PPL Capital Funding, Inc. 5.90%, 04/30/18 (c)	1,848,687
80,971	SCE Trust I 5.63%, 06/15/17 (c)	1,916,584
68,186	SCE Trust II 5.10%, 03/15/18 (c)	1,484,409
46,878	SCE Trust III 5.75%, 03/15/24 (c)	1,209,921
		37,172,167
Total Preferred Securities (Cost: $164,335,992)		162,273,581
MONEY MARKET FUND: 0.4% (Cost: $670,794)
670,794	Dreyfus Government Cash Management Fund	670,794
Total Investments Before Collateral for Securities Loaned: 100.3% (Cost: $165,006,786)		162,944,375
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 5.5%
Repurchase Agreements: 5.5%
$2,132,285	Repurchase agreement dated 4/30/14 with Citigroup Global Markets, Inc., 0.06% due 5/1/14, proceeds $2,132,289; (collateralized by various U.S. government and agency obligations, 0.13% to 9.00%, due 5/1/14 to 5/1/44, valued at $2,174,931 including accrued interest)	$2,132,285
2,132,285	Repurchase agreement dated 4/30/14 with Credit Agricole CIB, 0.06% due 5/1/14, proceeds $2,132,289; (collateralized by various U.S. government and agency obligations, 2.50% to 5.00%, due 4/1/24 to 9/1/43, valued at $2,174,931 including accrued interest)	2,132,285
2,132,285	Repurchase agreement dated 4/30/14 with HSBC Securities USA, Inc., 0.04% due 5/1/14, proceeds $2,132,287; (collateralized by various U.S. government and agency obligations, 0.00% to 9.38%, due 5/6/14 to 7/15/32, valued at $2,174,954 including accrued interest)	2,132,285
2,132,285	Repurchase agreement dated 4/30/14 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.05% due 5/1/14, proceeds $2,132,288; (collateralized by various U.S. government and agency obligations, 1.88% to 4.50%, due 10/1/27 to 1/1/44, valued at $2,174,931 including accrued interest)	2,132,285
448,888	Repurchase agreement dated 4/30/14 with Nomura Securities Int., Inc., 0.05% due 5/1/14, proceeds $448,889; (collateralized by various U.S. government and agency obligations, 0.13% to 6.13%, due 7/15/14 to 2/15/44, valued at $457,866 including accrued interest)	448,888
Total Short-Term Investments Held As Collateral For Securities Loaned (Cost: $8,978,028)		8,978,028
Total Investments: 105.8% (Cost: $173,984,814)		171,922,403
Liabilities in excess of other assets: (5.8)%		(9,403,776)
NET ASSETS: 100.0%		$162,518,627

See Notes to Financial Statements

66

^	Security is convertible into common stock through date shown.
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security - the redemption date shown is when the security may be redeemed by the investor
†	Security fully or partially on loan. Total market value of securities on loan is $8,768,988.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Basic Materials	7.1%	$11,609,258
Communications	11.6	18,905,322
Consumer, Non-cyclical	3.5	5,735,023
Energy	1.1	1,825,765
Financial	5.2	8,538,241
Government	1.5	2,413,343
Industrial	7.7	12,467,864
Real Estate Investment Trusts	37.9	61,702,665
Technology	1.2	1,903,933
Utilities	22.8	37,172,167
Money Market Fund	0.4	670,794
	100.0%	$162,944,375

The summary of inputs used to value the Fund’s investments as of April 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Preferred Securities*	$162,273,581	$–	$–	$162,273,581
Money Market Fund	670,794	–	–	670,794
Repurchase Agreements	–	8,978,028	–	8,978,028
Total	$162,944,375	$8,978,028	$–	$171,922,403

*	See Schedule of Investments for security type and industry sector breakouts.

See Notes to Financial Statements

67

RENMINBI BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2014

Principal Amount			Value

CORPORATE BONDS: 83.4%
British Virgin Islands: 6.9%
CNY	1,200,000	Starway Assets Enterprises, Inc. 4.10%, 01/22/17 Reg S	$192,251
	1,000,000	Value Success International Ltd. 4.75%, 11/04/18 Reg S	161,967
			354,218
China / Hong Kong: 38.7%
	1,000,000	Agricultural Development
		Bank of China
		2.98%, 06/22/14 Reg S	159,954
	1,200,000	Bank of China Ltd. 3.45%, 01/16/17 Reg S	192,435
	1,000,000	China Development Bank Corp. 3.30%, 10/20/20	153,606
	1,500,000	China General Nuclear Power Holding Corp. 3.75%, 11/01/15 Reg S	241,283
	1,750,000	China Power International Development Ltd. 3.20%, 12/23/15	276,114
	1,000,000	Export-Import Bank of China 3.25%, 01/21/17 Reg S	160,431
	3,000,000	HKCG Finance Ltd. 1.40%, 04/11/16	465,261
	1,000,000	Industrial & Commercial Bank of China Asia Ltd. 6.00%, 11/05/16 (c) Reg S	167,713
	1,000,000	Shanghai Baosteel Group Corp. 3.50%, 12/01/14 Reg S	160,485
			1,977,282
France: 3.2%
	1,000,000	Air Liquide Finance S.A. 3.00%, 09/19/16 Reg S	161,408
Germany: 12.5%
	3,000,000	BSH Bosch und Siemens Hausgeraete GmbH 2.38%, 09/29/14 Reg S	479,017
	1,000,000	KfW Group 2.00%, 05/21/14 Reg S	159,913
			638,930
Principal Amount			Value

Malaysia: 3.2%
CNY	1,000,000	Axiata SPV2 Bhd 3.75%, 09/18/14 Reg S	$160,344
Netherlands: 6.2%
	2,000,000	Volkswagen International Finance N.V. 2.15%, 05/23/16	317,536
Singapore: 3.1%
	1,000,000	Global Logistic Properties Ltd. 3.38%, 05/11/16 Reg S	160,311
United Kingdom: 6.4%
	1,000,000	BP Capital Markets Plc 3.95%, 10/08/18 Reg S	165,310
	1,000,000	HSBC Bank Plc 2.88%, 04/30/15 Reg S	161,497
			326,807
United States: 3.2%
	1,000,000	Caterpillar Financial Services Corp. 3.25%, 06/26/15 Reg S	161,661
Total Corporate Bonds (Cost: $4,250,153)			4,258,497
GOVERNMENT OBLIGATIONS: 15.2%
China / Hong Kong: 15.2%
		China Government Bonds
	1,000,000	1.80%, 12/01/15	159,398
	1,000,000	2.36%, 08/18/21 Reg S	145,764
	500,000	2.48%, 12/01/20	74,083
	2,500,000	2.56%, 06/29/17 Reg S	398,504
			777,749
Total Investments: 98.6% (Cost: $5,042,623)			5,036,246
Other assets less liabilities: 1.4%			71,000
NET ASSETS: 100.0%			$5,107,246

CNY	Chinese Yuan
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

68

Summary of Investments by Sector (unaudited)	% of Investments	Value
Appliances	9.5%	$479,017
Auto - Cars / Light Trucks	6.3	317,536
Commercial Banking Institution	6.5	329,210
Electric - Generation	5.5	276,114
Electric - Integrated	4.8	241,283
Gas-Distribution	9.2	465,261
Government	15.5	777,749
Industrial Gases	3.2	161,408
Investment Management / Advisory Services	3.8	192,251
Life & Health Insurance	3.2	161,967
Machinery - Construction & Mining	3.2	161,661
Money Center Banks	3.8	192,435
Oil Company - Integrated	3.3	165,310
Real Estate Operation / Development	3.2	160,311
Special Purpose Banks	12.6	633,904
Steel - Producers	3.2	160,485
Telecommunication Equipment	3.2	160,344
	100.0%	$5,036,246

The summary of inputs used to value the Fund’s investments as of April 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$–	$4,258,497	$–	$4,258,497
Government Obligations*	–	777,749	–	777,749
Total	$–	$5,036,246	$–	$5,036,246

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

69

TREASURY-HEDGED HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2014

Principal Amount		Value

CORPORATE BONDS: 97.6%
Communications: 23.2%
$200,000	Cablevision Systems Corp. 8.63%,09/15/17	$236,000
300,000	CCO Holdings LLC 7.25%,06/05/14 (c)	318,375
100,000	CenturyLink, Inc. 5.80%,03/15/22	103,000
100,000	Cequel Communications Holdings I LLC 6.38%,09/15/15 (c) 144A	105,250
100,000	Clear Channel Communications, Inc. 9.00%,07/15/15 (c)	107,000
100,000	Clear Channel Worldwide Holdings, Inc. 6.50%,11/15/17 (c)	107,500
300,000	DISH DBS Corp. 7.13%,02/01/16	328,500
150,000	Frontier Communications Corp. 8.25%,04/15/17	175,312
100,000	Level 3 Financing, Inc. 8.13%,07/01/15 (c)	109,875
50,000	NII Capital Corp. 8.88%,12/15/14 (c)	23,938
200,000	Sprint Nextel Corp. 8.38%,08/15/17	236,000
200,000	9.13%,03/01/17	237,750
160,000	T-Mobile USA, Inc. 6.63%,04/01/18 (c)	172,000
100,000	Windstream Corp. 7.88%,11/01/17	115,375
		2,375,875
Consumer, Cyclical: 11.4%
	Caesars Entertainment Operating Co., Inc.
100,000	10.00%,06/05/14 (c)	46,000
100,000	11.25%,06/05/14 (c)	96,000
200,000	Chrysler Group LLC 8.25%,06/15/16 (c)	225,750
100,000	General Motors Co. 4.88%,10/02/23 144A	103,875
200,000	HD Supply, Inc. 7.50%,10/15/16 (c)	217,500
100,000	Ltd Brands, Inc. 6.63%,04/01/21	112,375
200,000	MGM Resorts International 6.63%,07/15/15	212,500
100,000	The Goodyear Tire & Rubber Co. 6.50%,03/01/16 (c)	108,750
	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
50,000	4.25%,02/28/23 (c) 144A	48,250
		1,171,000
Consumer, Non-cyclical: 19.0%
70,000	ADT Corp. 3.50%,07/15/22	61,950
100,000	Biomet, Inc. 6.50%,08/01/15 (c)	109,875
100,000	Community Health Systems, Inc. 8.00%,11/15/15 (c)	109,875
50,000	Constellation Brands, Inc. 4.25%,05/01/23	49,250
Principal Amount		Value

Consumer, Non-cyclical: (continued)
$100,000	DaVita HealthCare Partners, Inc. 6.63%,11/01/14 (c)	$107,125
100,000	Fresenius Medical Care US Finance II, Inc. 5.63%,07/31/19 144A	109,250
100,000	Hawk Acquisition Sub, Inc. 4.25%,04/15/15 (c) 144A	98,800
350,000	HCA, Inc. 6.50%,02/15/20	391,125
100,000	Reynolds Group Issuer, Inc. 5.75%,10/15/15 (c)	104,500
100,000	9.00%,10/15/14 (c)	107,250
200,000	Tenet Healthcare Corp. 4.75%,06/01/20	202,000
100,000	The Hertz Corp. 7.38%,01/15/16 (c)	110,625
150,000	United Rentals North America, Inc. 8.38%,09/15/15 (c)	167,062
200,000	Valeant Pharmaceuticals International 6.38%,10/15/16 (c) 144A	216,000
		1,944,687
Energy: 15.2%
50,000	Access Midstream Partners LP 4.88%,12/15/17 (c)	50,875
125,000	Chesapeake Energy Corp. 5.75%,03/15/23	133,437
50,000	Concho Resources, Inc. 5.50%,10/01/17 (c)	52,313
200,000	El Paso Corp. 7.75%,01/15/32	217,103
100,000	Energy Transfer Equity LP 7.50%,10/15/20	115,750
100,000	EP Energy LLC 6.88%,05/01/15 (c)	107,875
50,000	Halcon Resources Corp. 8.88%,11/15/16 (c)	52,063
200,000	Linn Energy LLC 8.63%,04/15/15 (c)	216,750
110,000	Newfield Exploration Co. 5.63%,07/01/24	115,225
100,000	Peabody Energy Corp. 6.00%,11/15/18	106,750
75,000	Regency Energy Partners LP 4.50%,08/01/23 (c)	71,063
200,000	Sabine Pass Liquefaction LLC 5.63%,11/01/20 (c)	207,500
100,000	SandRidge Energy, Inc. 8.13%,04/15/17 (c)	108,750
		1,555,454
Financial: 16.6%
350,000	Ally Financial, Inc. 8.00%,11/01/31	432,250
100,000	Bank of America Corp. 8.00%,01/30/18 (c)	113,804
300,000	CIT Group, Inc. 5.50%,02/15/19 144A	324,187
100,000	Crown Castle International Corp. 5.25%,01/15/23	103,250
125,000	Icahn Enterprises LP 6.00%,02/01/17 (c) 144A	132,500

See Notes to Financial Statements

70

Principal Amount		Value

Financial: (continued)
$200,000	International Lease Finance Corp. 8.75%,03/15/17	$233,375
100,000	SLM Corp. 5.50%,01/25/23	98,393
100,000	6.25%,01/25/16	108,250
150,000	Springleaf Finance Corp. 5.40%,12/01/15	157,125
		1,703,134
Industrial: 4.8%
100,000	Ball Corp. 5.00%,03/15/22	102,750
100,000	Case New Holland, Inc. 7.88%,12/01/17	118,000
100,000	Sealed Air Corp. 8.38%,09/15/16 (c) 144A	115,750
100,000	TransDigm, Inc. 5.50%,10/15/15 (c)	101,500
50,000	7.75%,12/15/14 (c)	53,500
		491,500
Technology: 3.7%
300,000	First Data Corp. 12.63%,01/15/16 (c)	361,500
22,000	Freescale Semiconductor, Inc. 8.05%,06/01/15 (c)	24,145
		385,645
Principal Amount		Value

Utilities: 3.7%
$19,000	AES Corp. 8.00%,10/15/17	$22,610
128,000	Calpine Corp. 7.50%,11/01/15 (c) 144A	140,160
	Energy Future Intermediate Holding Co. LLC
100,000	10.00%,12/01/15 (c) (d)	106,375
100,000	NRG Energy, Inc. 7.63%,01/15/18	113,750
		382,895
Total Corporate Bonds (Cost: $9,833,917)		10,010,190

Number of Shares

MONEY MARKET FUND: 0.1% (Cost: $7,595)
7,595	Dreyfus Government Cash Management Fund	7,595
Total Investments: 97.7% (Cost: $9,841,512)		10,017,785
Other assets less liabilities: 2.3%		232,856
NET ASSETS: 100.0%		$10,250,641

(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $1,394,022, or 13.6% of net assets.

At April 30, 2014, the Fund held the following open futures contracts:

	Number of Contracts	Expiration Date	Cost	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 5 Year Note	83	June 2014	$(9,943,789)	$(9,914,609)	$29,180

Summary of Investments by Sector (unaudited)	% of Investments	Value
Communications	23.7%	$2,375,875
Consumer, Cyclical	11.7	1,171,000
Consumer, Non-cyclical	19.4	1,944,687
Energy	15.5	1,555,454
Financial	17.0	1,703,134
Industrial	4.9	491,500
Technology	3.9	385,645
Utilities	3.8	382,895
Money Market Fund	0.1	7,595
	100.0%	$10,017,785

The summary of inputs used to value the Fund’s investments as of April 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds*	$–	$10,010,190	$–	$10,010,190
Money Market Fund	7,595	–	–	7,595
Total	$7,595	$10,010,190	$–	$10,017,785
Other Financial Instruments:
Futures Contracts	$29,180	$–	$–	$29,180

* See Schedule of Investments for security type and industry sector breakouts.

See Notes to Financial Statements

71

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2014

	BDC	Emerging Markets Aggregate	Emerging Markets High Yield	Emerging Markets Local Currency
	Income ETF	Bond ETF	Bond ETF	Bond ETF

Assets:
Investments, at value (1)(2)	$33,771,149	$20,872,466	$334,908,561	$790,132,634
Short term investment held as collateral for securities loaned (3)	8,023,100	119,240	35,829,435	2,017,806
Cash	–	196,485	3,690,031	247,209
Cash denominated in foreign currency, at value (4)	–	404,736	–	8,302,238
Receivables:
Investment securities sold	–	99,851	1,146,826	2,517,778
Shares sold	–	214	33,002	5,847
Due from Adviser	1,270	29,059	–	–
Dividends and interest	49,880	331,963	5,631,423	14,643,385
Variation margin on futures contracts	–	–	–	–
Prepaid expenses	81	215	1,079	8,868
Total assets	41,845,480	22,054,229	381,240,357	817,875,765

Liabilities:
Payables:
Investment securities purchased	–	302,113	6,283,939	1,567,608
Collateral for securities loaned	8,023,100	119,240	35,829,435	2,017,806
Line of credit	–	–	–	892,564
Shares redeemed	–	–	–	2,507,633
Due to Adviser	–	–	48,492	241,091
Due to custodian	57,633	–	–	–
Deferred Trustee fees	1,067	903	12,922	71,110
Accrued expenses	36,003	76,444	44,162	209,315
Total liabilities	8,117,803	498,700	42,218,950	7,507,127
NET ASSETS	$33,727,677	$21,555,529	$339,021,407	$810,368,638
Shares outstanding	1,700,000	900,000	13,200,000	34,200,000
Net asset value, redemption and offering price per share	$19.84	$23.95	$25.68	$23.69

Net assets consist of:
Aggregate paid in capital	$35,099,605	$23,524,345	$344,638,182	$923,168,925
Net unrealized appreciation (depreciation)	(1,287,624)	(181,675)	(4,363,884)	(102,781,321)
Undistributed (accumulated) net investment income (loss)	140,197	(903)	1,764,541	(986,641)
Accumulated net realized gain (loss)	(224,501)	(1,786,238)	(3,017,432)	(9,032,325)
	$33,727,677	$21,555,529	$339,021,407	$810,368,638
(1) Value of securities on loan	$7,795,524	$116,909	$34,904,581	$1,919,604
(2) Cost of investments	$35,058,773	$21,060,450	$339,272,445	$893,107,010
(3) Cost of short term investment held as collateral for securities loaned	$8,023,100	$119,240	$35,829,435	$2,017,806
(4) Cost of cash denominated in foreign currency	$–	$400,599	$–	$8,257,301

(a) Represents cash collateral held at broker for futures contracts

See Notes to Financial Statements

72

Fallen Angel	International	Investment		Preferred		Treasury-Hedged
High Yield	High Yield	Grade Floating	Mortgage REIT	Securities	Renminbi	High Yield
Bond ETF	Bond ETF	Rate ETF	Income ETF	ex Financials ETF	Bond ETF	Bond ETF

$16,473,522	$157,857,034	$97,584,781	$107,192,553	$162,944,375	$5,036,246	$10,017,785

1,600,350	19,471,691	–	1,811,548	8,978,028	–	–
–	448,118	–	–	–	–	69,583 (a)
–	1,351,705	–	–	–	109,269	–

531,890	948,943	–	–	3,429,532	–	–
5,036	16,082	–	–	576	–	–
9,708	–	–	–	–	16,303	20,404
291,256	3,022,811	85,169	415	376,433	43,520	160,505
–	–	–	–	–	–	29,180
73	1,534	137	712	960	36	71
18,911,835	183,117,918	97,670,087	109,005,228	175,729,904	5,205,374	10,297,528

559,455	2,709,047	–	–	3,946,800	–	–
1,600,350	19,471,691	–	1,811,548	8,978,028	–	–
–	–	–	90,280	–	–	–
–	–	–	25	–	–	–
–	9,614	2,360	769	14,643	–	–
25	–	–	895,638	236,054	21,336	–
886	14,934	3,400	5,843	8,010	345	522
56,603	59,595	80,051	61,621	27,742	76,447	46,365
2,217,319	22,264,881	85,811	2,865,724	13,211,277	98,128	46,887
$16,694,516	$160,853,037	$97,584,276	$106,139,504	$162,518,627	$5,107,246	$10,250,641
600,000	5,800,000	3,900,000	4,350,000	7,850,000	200,000	400,000
$27.82	$27.73	$25.02	$24.40	$20.70	$25.54	$25.63

$15,296,592	$154,628,399	$97,113,234	$121,332,691	$167,639,153	$5,062,679	$10,003,834
1,221,736	6,140,318	423,216	(11,134,990)	(2,062,411)	(6,441)	205,453
83,892	1,067,542	49,006	2,138,971	243,382	51,048	41,100
92,296	(983,222)	(1,180)	(6,197,168)	(3,301,497)	(40)	254
$16,694,516	$160,853,037	$97,584,276	$106,139,504	$162,518,627	$5,107,246	$10,250,641
$1,557,272	$18,814,425	$–	$1,772,745	$8,768,988	$–	$–
$15,251,786	$151,742,740	$97,161,565	$118,327,543	$165,006,786	$5,042,623	$9,841,512

$1,600,350	$19,471,691	$–	$1,811,548	$8,978,028	$–	$–
$–	$1,341,736	$–	$–	$–	$108,462	$–

See Notes to Financial Statements

73

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2014

	BDC	Emerging Markets Aggregate	Emerging Markets High Yield	Emerging Markets Local Currency
	Income ETF	Bond ETF	Bond ETF	Bond ETF

Income:
Dividends	$1,817,326	$–	$–	$–
Interest	–	1,043,565	15,440,830	63,425,947
Securities lending income	3,909	948	92,753	6,696
Foreign taxes withheld	–	(2,798)	(6,770)	(755,828)
Total income	1,821,235	1,041,715	15,526,813	62,676,815

Expenses:
Management fees	93,391	72,196	962,291	3,695,374
Professional fees	52,282	71,793	66,536	181,632
Insurance	252	741	3,906	24,505
Trustees’ fees and expenses	341	390	4,318	32,904
Reports to shareholders	12,198	12,102	45,999	169,065
Indicative optimized portfolio value fee	6,099	23,276	22,175	25,812
Custodian fees	3,515	38,686	88,312	1,037,874
Registration fees	15,806	10,390	38,521	126,941
Transfer agent fees	323	2,402	2,354	2,406
Fund accounting fees	3,966	36,078	35,333	122,775
Interest	302	2,053	310	18,906
Interest on securities sold short	–	–	–	–
Other	332	4,120	18,162	24,465
Total expenses	188,807	274,227	1,288,217	5,462,659
Waiver of management fees	(93,391)	(72,196)	(325,619)	(481,394)
Expenses assumed by the Adviser	(1,722)	(98,904)	–	–
Net expenses	93,694	103,127	962,598	4,981,265
Net investment income	1,727,541	938,588	14,564,215	57,695,550

Net realized gain (loss) on:
Investments	(265,219)	(2,200,131)	(3,017,363)	(26,118,046)
Futures contracts	–	–	–	–
Securities sold short	–	–	–	–
In-kind redemptions	479,356	(1,470,737)	(1,980,197)	(31,469,371)
Foreign currency transactions and foreign denominated assets and liabilities	–	(19,334)	26	(3,032,090)
Net realized gain (loss)	214,137	(3,690,202)	(4,997,534)	(60,619,507)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,597,176)	(803,995)	(5,092,059)	(146,095,533)
Futures contracts	–	–	–	–
Securities sold short	–	–	–	–
Foreign currency transactions and foreign denominated assets and liabilities	–	(5,518)	–	408,959
Net change in unrealized appreciation (depreciation)	(1,597,176)	(809,513)	(5,092,059)	(145,686,574)
Net Increase (Decrease) in Net Assets Resulting from Operations	$344,502	$(3,561,127)	$4,474,622	$(148,610,531)

See Notes to Financial Statements

74

Fallen Angel	International	Investment		Preferred		Treasury-Hedged
High Yield	High Yield	Grade Floating	Mortgage REIT	Securities	Renminbi	High Yield
Bond ETF	Bond ETF	Rate ETF	Income ETF	ex Financials ETF	Bond ETF	Bond ETF

$–	$–	$–	$12,855,026	$9,768,405	$–	$–
897,002	11,987,354	570,868	–	–	152,795	479,983
7,304	82,915	467	6,509	89,543	–	10
(650)	(3,939)	–	–	(854)	(143)	–
903,656	12,066,330	571,335	12,861,535	9,857,094	152,652	479,993

58,963	807,176	245,533	407,469	579,777	18,378	45,515
66,685	83,659	34,298	78,639	72,147	57,469	61,077
211	4,538	442	1,933	2,742	107	164
388	6,744	993	2,512	3,498	153	204
8,597	37,695	12,079	23,112	24,962	5,507	23,173
22,163	22,170	23,252	17,458	6,009	23,275	16,361
14,702	111,398	26,021	9,194	18,369	11,922	9,068
6,156	38,196	6,368	16,977	27,162	5,631	10,405
2,401	2,408	2,406	2,402	2,255	2,402	1,252
36,089	36,084	30,069	36,075	27,431	36,075	12,387
73	356	346	12,312	6,820	152	113
–	–	–	–	–	–	72,280
473	19,152	1,076	1,832	1,989	486	1,008
216,901	1,169,576	382,883	609,915	773,161	161,557	253,007
(58,963)	(362,044)	(245,533)	(190,133)	(186,563)	(18,378)	(45,515)
(98,899)	–	(3,715)	–	–	(122,548)	(84,025)
59,039	807,532	133,635	419,782	586,598	20,631	123,467
844,617	11,258,798	437,700	12,441,753	9,270,496	132,021	356,526

138,100	(595,702)	2,913	(6,489,099)	(3,143,685)	64,012	2,311
–	–	–	–	–	–	(67,117)
–	–	–	–	–	–	167,320
–	7,355,934	6,460	2,376,948	4,317,502	–	–

–	194,217	–	–	–	(794)	–
138,100	6,954,449	9,373	(4,112,151)	1,173,817	63,218	102,514

272,361	(3,312,246)	333,329	(18,809,590)	(3,355,067)	(183,063)	7,882
–	–	–	–	–	–	29,180
–	–	–	–	–	–	50,866

–	(21,408)	–	–	–	(5,568)	–
272,361	(3,333,654)	333,329	(18,809,590)	(3,355,067)	(188,631)	87,928
$1,255,078	$14,879,593	$780,402	$(10,479,988)	$7,089,246	$6,608	$546,968

See Notes to Financial Statements

75

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

			Emerging Markets
	BDC Income ETF		Aggregate Bond ETF
	For the	For the Period February 11, 2013*	For the	For the
	Year Ended	through	Year Ended	Year Ended
	April 30, 2014	April 30, 2013	April 30, 2014	April 30, 2013

Operations:
Net investment income	$1,727,541	$65,059	$938,588	$656,687
Net realized gain (loss)	214,137	9,775	(3,690,202)	(202,166)
Net change in unrealized appreciation (depreciation)	(1,597,176)	309,552	(809,513)	645,725
Net increase (decrease) in net assets resulting from operations	344,502	384,386	(3,561,127)	1,100,246

Dividends and Distributions to shareholders:
Dividends from net investment income	(1,559,010)	(62,100)	(510,630)	(474,290)
Distributions from net realized capital gains	–	–	–	(4,800)
Return of capital	–	–	(472,970)	–
Total Dividends and Distributions	(1,559,010)	(62,100)	(983,600)	(479,090)

Share transactions:**
Proceeds from sale of shares	32,709,913	13,141,140	14,184,621	39,367,596
Cost of shares redeemed	(9,165,938)	(2,065,216)	(35,655,670)	–
Increase (Decrease) in net assets resulting from share transactions	23,543,975	11,075,924	(21,471,049)	39,367,596
Total increase (decrease) in net assets	22,329,467	11,398,210	(26,015,776)	39,988,752
Net Assets, beginning of period	11,398,210	–	47,571,305	7,582,553
Net Assets, end of period†	$33,727,677	$11,398,210	$21,555,529	$47,571,305
† Including undistributed (accumulated) net investment income (loss)	$140,197	$5,777	$(903)	$107,790

** Shares of Common Stock Issued (no par value)
Shares sold	1,600,000	650,000	600,000	1,500,000
Shares redeemed	(450,000)	(100,000)	(1,500,000)	–
Net increase (decrease)	1,150,000	550,000	(900,000)	1,500,000

* Commencement of operations

See Notes to Financial Statements

76

Emerging Markets		Emerging Markets
High Yield Bond ETF		Local Currency Bond ETF		Fallen Angel High Yield Bond ETF
	For the Period
For the	May 8, 2012*	For the	For the	For the	For the
Year Ended	through	Year Ended	Year Ended	Year Ended	Year Ended
April 30, 2014	April 30, 2013	April 30, 2014	April 30, 2013	April 30, 2014	April 30, 2013

$14,564,215	$2,290,370	$57,695,550	$55,764,484	$844,617	$649,741
(4,997,534)	133,607	(60,619,507)	(5,469,178)	138,100	53,519
(5,092,059)	728,175	(145,686,574)	51,390,368	272,361	902,194

4,474,622	3,152,152	(148,610,531)	101,685,674	1,255,078	1,605,454

(13,759,920)	(1,443,660)	(38,448,228)	(46,809,956)	(823,240)	(620,160)
–	(9,600)	–	–	(45,240)	(48,000)
–	–	(15,121,732)	(1,604,444)	–	–
(13,759,920)	(1,453,260)	(53,569,960)	(48,414,400)	(868,480)	(668,160)

162,275,358	250,559,626	34,626,333	858,427,461	5,290,667	–
(61,048,427)	(5,178,744)	(527,074,783)	(147,810,259)	–	–

101,226,931	245,380,882	(492,448,450)	710,617,202	5,290,667	–
91,941,633	247,079,774	(694,628,941)	763,888,476	5,677,265	937,294
247,079,774	–	1,504,997,579	741,109,103	11,017,251	10,079,957
$339,021,407	$247,079,774	$810,368,638	$1,504,997,579	$16,694,516	$11,017,251

$1,764,541	$847,296	$(986,641)	$(849,284)	$83,892	$56,432

6,400,000	9,400,000	1,400,000	32,000,000	200,000	–
(2,400,000)	(200,000)	(21,800,000)	(5,600,000)	–	–
4,000,000	9,200,000	(20,400,000)	26,400,000	200,000	–

See Notes to Financial Statements

77

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	International		Investment
	High Yield Bond ETF		Grade Floating Rate ETF
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2014	April 30, 2013	April 30, 2014	April 30, 2013

Operations:
Net investment income	$11,258,798	$7,351,493	$437,700	$87,841
Net realized gain (loss)	6,954,449	159,161	9,373	(22)
Net change in unrealized appreciation (depreciation)	(3,333,654)	9,517,014	333,329	233,466
Net increase (decrease) in net assets resulting from operations	14,879,593	17,027,668	780,402	321,285

Dividends and Distributions to shareholders:
Dividends from net investment income	(11,928,640)	(6,222,480)	(398,830)	(86,220)
Distributions from net realized capital gains	(218,400)	–	–	–
Return of capital	–	–	–	–
Total Dividends and Distributions	(12,147,040)	(6,222,480)	(398,830)	(86,220)

Share transactions:**
Proceeds from sale of shares	65,018,264	247,924,678	82,240,442	9,944,577
Cost of shares redeemed	(180,633,439)	(4,937,290)	(2,499,468)	–
Increase (Decrease) in net assets resulting from share transactions	(115,615,175)	242,987,388	79,740,974	9,944,577
Total increase (decrease) in net assets	(112,882,622)	253,792,576	80,122,546	10,179,642
Net Assets, beginning of period	273,735,659	19,943,083	17,461,730	7,282,088
Net Assets, end of period†	$160,853,037	$273,735,659	$97,584,276	$17,461,730
† Including undistributed net investment income	$1,067,542	$1,155,810	$49,006	$10,136

** Shares of Common Stock Issued (no par value)
Shares sold	2,400,000	9,400,000	3,300,000	400,000
Shares redeemed	(6,600,000)	(200,000)	(100,000)	–
Net increase (decrease)	(4,200,000)	9,200,000	3,200,000	400,000

* Commencement of operations

See Notes to Financial Statements

78

		Preferred Securities
Mortgage REIT Income ETF		ex Financials ETF		Renminbi Bond ETF
			For the Period
For the	For the	For the	July 16, 2012*	For the	For the
Year Ended	Year Ended	Year Ended	through	Year Ended	Year Ended
April 30, 2014	April 30, 2013	April 30, 2014	April 30, 2013	April 30, 2014	April 30, 2013

$12,441,753	$9,456,536	$9,270,496	$4,732,058	$132,021	$105,618
(4,112,151)	4,948,415	1,173,817	(54,168)	63,218	42,992
(18,809,590)	6,077,381	(3,355,067)	1,292,656	(188,631)	134,744

(10,479,988)	20,482,332	7,089,246	5,970,546	6,608	283,354

(10,623,350)	(8,583,960)	(9,173,790)	(4,266,300)	(192,600)	(111,280)
–	(559,710)	–	–	–	–
(2,500,000)	–	–	–	–	–
(13,123,350)	(9,143,670)	(9,173,790)	(4,266,300)	(192,600)	(111,280)

64,250,712	118,577,667	48,465,833	174,044,912	–	–
(65,391,766)	(33,260,902)	(47,333,828)	(12,277,992)	–	–

(1,141,054)	85,316,765	1,132,005	161,766,920	–	–
(24,744,392)	96,655,427	(952,539)	163,471,166	(185,992)	172,074
130,883,896	34,228,469	163,471,166	–	5,293,238	5,121,164
$106,139,504	$130,883,896	$162,518,627	$163,471,166	$5,107,246	$5,293,238
$2,138,971	$287,125	$243,382	$435,166	$51,048	$49,252

2,700,000	4,350,000	2,400,000	8,500,000	–	–
(2,800,000)	(1,250,000)	(2,450,000)	(600,000)	–	–
(100,000)	3,100,000	(50,000)	7,900,000	–	–

See Notes to Financial Statements

79

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Treasury-Hedged High Yield Bond ETF
		For the Period
	For the	March 21, 2013*
	Year Ended	through
	April 30, 2014	April 30, 2013

Operations:
Net investment income	$356,526	$24,814
Net realized gain (loss)	102,514	(10,100)
Net change in unrealized appreciation (depreciation)	87,928	117,525
Net increase in net assets resulting from operations	546,968	132,239

Dividends and Distributions to shareholders:
Dividends from net investment income	(340,240)	–
Distributions from net realized capital gains	(92,160)	–
Total Dividends and Distributions	(432,400)	–

Share transactions:**
Proceeds from sale of shares	5,085,275	10,003,834
Cost of shares redeemed	(5,085,275)	–
Increase in net assets resulting from share transactions	–	10,003,834
Total increase in net assets	114,568	10,136,073
Net Assets, beginning of period	10,136,073	–
Net Assets, end of period†	$10,250,641	$10,136,073
† Including undistributed net investment income	$41,100	$24,814

** Shares of Common Stock Issued (no par value)
Shares sold	200,000	400,000
Shares redeemed	(200,000)	–
Net increase	–	400,000

* Commencement of operations

See Notes to Financial Statements

80

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	BDC INCOME ETF
		For the Period
		February 11, 2013 (a)
	For the Year Ended	through April 30,
	April 30, 2014	2013
Net asset value, beginning of period	$20.72	$19.98
Income from investment operations:
Net investment income	1.37	0.21
Net realized and unrealized gain (loss) on investments	(0.97)	0.74
Total from investment operations	0.40	0.95
Less:
Dividends from net investment income	(1.28)	(0.21)
Net asset value, end of period	$19.84	$20.72
Total return (b)	1.94%	4.79	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$33,728	$11,398
Ratio of gross expenses to average net assets	0.81%	4.82	%(d)
Ratio of net expenses to average net assets	0.40%	0.40	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.40%	0.40	%(d)
Ratio of net investment income to average net assets	7.38%	6.67	%(d)
Portfolio turnover rate	14%	0	%(c)

	EMERGING MARKETS AGGREGATE BOND ETF
			For the Period
			May 11, 2011 (a)
			through
	For the Year Ended April 30,		April 30,
	2014	2013	2012
Net asset value, beginning of period	$26.43	$25.28	$25.00
Income from investment operations:
Net investment income	1.19	1.16	1.30
Net realized and unrealized gain (loss) on investments	(2.49)	1.10	0.18
Total from investment operations	(1.30)	2.26	1.48
Less:
Dividends from net investment income	(0.61)	(1.10)	(1.19)
Distributions from net realized capital gains	–	(0.01)	(0.01)
Return of capital	(0.57)	–	–
Total dividends and distributions	(1.18)	(1.11)	(1.20)
Net asset value, end of period	$23.95	$26.43	$25.28
Total return (b)	(4.78)%	9.25%	6.05	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$21,556	$47,571	$7,583
Ratio of gross expenses to average net assets	1.34%	1.26%	1.92	%(d)
Ratio of net expenses to average net assets	0.50%	0.49%	0.49	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.49%	0.49%	0.49	%(d)
Ratio of net investment income to average net assets	4.57%	4.92%	5.44	%(d)
Portfolio turnover rate	58%	11%	11	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

81

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	EMERGING MARKETS HIGH YIELD BOND ETF
	For the	For the Period
	Year Ended	May 8, 2012 (a)
	April 30,	through April 30,
	2014	2013
Net asset value, beginning of period	$26.86	$25.03
Income from investment operations:
Net investment income	1.51	1.54
Net realized and unrealized gain (loss) on investments	(1.21)	1.75
Total from investment operations	0.30	3.29
Less:
Dividends from net investment income	(1.48)	(1.45)
Distributions from net realized capital gains	–	(0.01)
Total dividends and distributions	(1.48)	(1.46)
Net asset value, end of period	$25.68	$26.86
Total return (b)	1.34%	13.47	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$339,021	$247,080
Ratio of gross expenses to average net assets	0.53%	0.69	%(d)
Ratio of net expenses to average net assets	0.40%	0.40	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.40%	0.40	%(d)
Ratio of net investment income to average net assets	6.05%	6.09	%(d)
Portfolio turnover rate	16%	20	%(c)

	EMERGING MARKETS LOCAL CURRENCY BOND ETF
				For the Period
				July 22, 2010 (a)
				through
	For the Year Ended April 30,			April 30,
	2014	2013	2012	2011
Net asset value, beginning of period	$27.56	$26.28	$27.74	$25.11
Income from investment operations:
Net investment income	1.38	1.36	1.41	0.96
Net realized and unrealized gain (loss) on investments	(3.98)	1.13	(1.54)	2.51
Total from investment operations	(2.60)	2.49	(0.13)	3.47
Less:
Dividends from net investment income	(0.87)	(1.14)	(1.33)	(0.84)
Return of capital	(0.40)	(0.07)	–	–
Total dividends	(1.27)	(1.21)	(1.33)	(0.84)
Net asset value, end of period	$23.69	$27.56	$26.28	$27.74
Total return (b)	(9.35)%	9.75%	(0.34)%	14.02	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$810,369	$1,504,998	$741,109	$349,530
Ratio of gross expenses to average net assets	0.52%	0.48%	0.47%	0.49	%(d)
Ratio of net expenses to average net assets	0.47%	0.47%	0.47%	0.49	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.47%	0.47%	0.47%	0.48	%(d)
Ratio of net investment income to average net assets	5.47%	5.28%	5.71%	5.60	%(d)
Portfolio turnover rate	16%	16%	21%	3	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

82

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	FALLEN ANGEL HIGH YIELD BOND ETF
			For the Period
			April 10, 2012 (a)
			through
	For the Year Ended April 30,		April 30,
	2014	2013	2012
Net asset value, beginning of period	$27.54	$25.20	$25.00
Income from investment operations:
Net investment income	1.54	1.62	0.07
Net realized and unrealized gain on investments	0.37	2.39	0.13
Total from investment operations	1.91	4.01	0.20
Less:
Dividends from net investment income	(1.55)	(1.55)	–
Distributions from net realized capital gains	(0.08)	(0.12)	–
Total dividends and distributions	(1.63)	(1.67)	–
Net asset value, end of period	$27.82	$27.54	$25.20
Total return (b)	7.31%	16.40%	0.80	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$16,695	$11,017	$10,080
Ratio of gross expenses to average net assets	1.47%	1.48%	6.27	%(d)
Ratio of net expenses to average net assets	0.40%	0.40%	0.40	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.40%	0.40%	0.40	%(d)
Ratio of net investment income to average net assets	5.72%	6.16%	4.90	%(d)
Portfolio turnover rate	35%	34%	0	%(c)

	INTERNATIONAL HIGH YIELD BOND ETF
			For the Period
			April 2, 2012 (a)
			through
	For the Year Ended April 30,		April 30,
	2014	2013	2012
Net asset value, beginning of period	$27.37	$24.93	$24.96
Income from investment operations:
Net investment income	1.66	1.43	0.10
Net realized and unrealized gain (loss) on investments	0.44	2.43	(0.13)
Total from investment operations	2.10	3.86	(0.03)
Less:
Dividends from net investment income	(1.69)	(1.42)	–
Distributions from net realized capital gains	(0.05)	–	–
Total dividends and distributions	(1.74)	(1.42)	–
Net asset value, end of period	$27.73	$27.37	$24.93
Total return (b)	8.06%	16.01%	(0.12	)%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$160,853	$273,736	$19,943
Ratio of gross expenses to average net assets	0.58%	0.52%	2.85	%(d)
Ratio of net expenses to average net assets	0.40%	0.40%	0.40	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.40%	0.40%	0.40	%(d)
Ratio of net investment income to average net assets	5.59%	5.81%	5.65	%(d)
Portfolio turnover rate	27%	11%	0	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

83

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	INVESTMENT GRADE FLOATING RATE ETF
				For the Period
				April 25, 2011 (a)
				through
	For the Year Ended April 30,			April 30,
	2014	2013	2012	2011
Net asset value, beginning of period	$24.95	$24.27	$24.82	$24.82
Income from investment operations:
Net investment income	0.15	0.23	0.23	–	(e)
Net realized and unrealized gain (loss) on investments	0.07	0.69	(0.58)	–
Total from investment operations	0.22	0.92	(0.35)	–
Less:
Dividends from net investment income	(0.15)	(0.24)	(0.20)	–
Net asset value, end of period	$25.02	$24.95	$24.27	$24.82
Total return (b)	0.88%	3.82%	(1.40)%	0.00	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$97,584	$17,462	$7,282	$4,965
Ratio of gross expenses to average net assets	0.54%	1.48%	1.92%	30.87	%(d)
Ratio of net expenses to average net assets	0.19%	0.19%	0.19%	0.19	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.19%	0.19%	0.19%	0.19	%(d)
Ratio of net investment income (loss) to average net assets	0.62%	0.91%	0.95%	(0.15	)%(d)
Portfolio turnover rate	13%	5%	14%	0	%(c)

	MORTGAGE REIT INCOME ETF
			For the Period
			August 16, 2011 (a)
			through
	For the Year Ended April 30,		April 30,
	2014	2013	2012
Net asset value, beginning of period	$29.41	$25.35	$24.85
Income from investment operations:
Net investment income	3.06	2.84	2.07
Net realized and unrealized gain (loss) on investments	(4.85)	4.08	0.36
Total from investment operations	(1.79)	6.92	2.43
Less:
Dividends from net investment income	(2.61)	(2.72)	(1.93)
Distributions from net realized capital gains	–	(0.14)	–
Return of capital	(0.61)	–	–
Total dividends and distributions	(3.22)	(2.86)	(1.93)
Net asset value, end of period	$24.40	$29.41	$25.35
Total return (b)	(4.87)%	28.75%	10.87	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$106,140	$130,884	$34,228
Ratio of gross expenses to average net assets	0.60%	0.58%	1.19	%(d)
Ratio of net expenses to average net assets	0.41%	0.41%	0.41	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.40%	0.40%	0.40	%(d)
Ratio of net investment income to average net assets	12.22%	11.60%	14.50	%(d)
Portfolio turnover rate	26%	6%	8	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
(e)	Amount represents less than $0.005 per share

See Notes to Financial Statements

84

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	PREFERRED SECURITIES EX FINANCIALS ETF
	For the	For the Period
	Year Ended	July 16, 2012 (a)
	April 30,	through April 30,
	2014	2013
Net asset value, beginning of period	$20.69	$20.06
Income from investment operations:
Net investment income	1.25	0.89
Net realized and unrealized gain (loss) on investments	– (e)	0.57
Total from investment operations	1.25	1.46
Less:
Dividends from net investment income	(1.24)	(0.83)
Net asset value, end of period	$20.70	$20.69
Total return (b)	6.59%	7.38	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$162,519	$163,471
Ratio of gross expenses to average net assets	0.53%	0.51	%(d)
Ratio of net expenses to average net assets	0.40%	0.40	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.40%	0.40	%(d)
Ratio of net investment income to average net assets	6.40%	6.25	%(d)
Portfolio turnover rate	19%	21	%(c)

	RENMINBI BOND ETF
			For the Period
			October 11,
			2011 (a) through
	For the Year Ended April 30,		April 30,
	2014	2013	2012
Net asset value, beginning of period	$26.47	$25.61	$24.93
Income from investment operations:
Net investment income	0.66	0.53	0.27
Net realized and unrealized gain (loss) on investments	(0.63)	0.89	0.63
Total from investment operations	0.03	1.42	0.90
Less:
Dividends from net investment income	(0.96)	(0.56)	(0.22)
Net asset value, end of period	$25.54	$26.47	$25.61
Total return (b)	0.08%	5.61%	3.61	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$5,107	$5,293	$5,121
Ratio of gross expenses to average net assets	3.08%	2.42%	3.32	%(d)
Ratio of net expenses to average net assets	0.39%	0.39%	0.39	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.39%	0.39%	0.39	%(d)
Ratio of net investment income to average net assets	2.51%	2.05%	2.01	%(d)
Portfolio turnover rate	31%	26%	11	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized
(e)	Amount represents less than $0.005 per share

See Notes to Financial Statements

85

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	TREASURY-HEDGED HIGH YIELD BOND ETF
	For the	For the Period
	Year Ended	March 21, 2013 (a)
	April 30,	through April 30,
	2014	2013
Net asset value, beginning of period	$25.34	$25.00
Income from investment operations:
Net investment income	0.89	0.06
Net realized and unrealized gain on investments	0.48	0.28
Total from investment operations	1.37	0.34
Less:
Dividends from net investment income	(0.85)	–
Distributions from net realized capital gains	(0.23)	–
Total dividends and distributions	(1.08)	–
Net asset value, end of period	$25.63	$25.34
Total return (b)	5.55%	1.36	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$10,251	$10,136
Ratio of gross expenses to average net assets	2.50%	4.53	%(d)
Ratio of net expenses to average net assets	1.22%	1.54	%(d)
Ratio of net expenses, excluding interest expense and interest on securities sold short to average net assets	0.50%	0.50	%(d)
Ratio of net investment income to average net assets	3.52%	2.26	%(d)
Portfolio turnover rate	41%	124	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

86

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

April 30, 2014

Note 1–Fund Organization–Market Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of April 30, 2014, offers fifty-eight investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: BDC Income ETF (“BDC Income”), Emerging Markets Aggregate Bond ETF (“Emerging Markets Aggregate”), Emerging Markets High Yield Bond ETF (“Emerging Markets High Yield”), Emerging Markets Local Currency Bond ETF (“Emerging Markets Local Currency”), Fallen Angel High Yield Bond ETF (“Fallen Angel”), International High Yield Bond ETF (“International High Yield”), Investment Grade Floating Rate ETF (“Investment Grade”), Mortgage REIT Income ETF (“Mortgage REIT”), Preferred Securities ex Financials ETF (“Preferred Securities”), Renminbi Bond ETF (“Renminbi”) and Treasury-Hedged High Yield Bond ETF (“Treasury-Hedged”), each a “Fund” and collectively the “Funds”. Each Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of its index. The Funds (except BDC Income, Mortgage REIT and Preferred Securities) expect to use a sampling approach in seeking to achieve their objectives. Sampling means that Van Eck Associates Corporation (the “Adviser”) uses quantitative analysis to select bonds and other securities that represent a sample of securities in the index in terms of key risk factors, performance attributes and other characteristics. The number of securities in each Fund will be based upon several factors, including asset size of the Fund. The Adviser generally expects each Fund to hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. BDC Income, Mortgage REIT and Preferred Securities seek to achieve their investment objective through a portfolio of securities in substantially the same weighting as their index.

The Funds’ commencement of operations dates and their respective indices are presented below:

Fund	Commencement of Operations	Index
BDC Income	February 11, 2013	Market Vectors® U.S. Business Development Companies Index*
Emerging Markets
Aggregate(a)	May 11, 2011	Market Vectors® EM Aggregate Bond Index* (b)
Emerging Markets
High Yield	May 8, 2012	The BofA Merrill Lynch High Yield US Emerging Markets Liquid Corporate Plus Index
Emerging Markets
Local Currency	July 22, 2010	JP Morgan Government Bond Index-Emerging Markets Global Core
Fallen Angel	April 10, 2012	The BofA Merrill Lynch US Fallen Angel High Yield Index
International High Yield	April 2, 2012	The BofA Merrill Lynch Global Ex-US Issuers High Yield Constrained Index
Investment Grade	April 25, 2011	Market Vectors® Investment Grade Floating Rate Index*
Mortgage REIT	August 16, 2011	Market Vectors® Global Mortgage REITs Index*
Preferred Securities	July 16, 2012	Wells Fargo® Hybrid & Preferred Securities ex Financials Index
Renminbi	October 11, 2011	Market Vectors® Renminbi Bond Index*
Treasury-Hedged	March 21, 2013	Market Vectors® U.S. Treasury-Hedged High Yield Bond Index*

*	Owned by Market Vectors Index Solutions GmbH, an indirect, wholly owned subsidiary of the Adviser
(a)	Effective December 10, 2013, the Fund changed its name from LatAm Aggregate Bond ETF to Emerging Markets Aggregate Bond ETF.
(b)	Effective December 10, 2013, the Fund changed its index from the BofA Merrill Lynch Broad Latin America Bond Index to Market Vectors EM Aggregate Bond Index.

Note 2–Significant Accounting Policies–The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation–The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day.
87

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of the Adviser appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes–It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders–Dividends to shareholders from net investment income, if any, are declared and paid at least monthly by each Fund (except BDC Income and Mortgage REIT which are declared and paid quarterly). Distributions of net realized capital gains, if any, generally are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.
88

D.	Securities Sold Short–Treasury-Hedged may invest in securities sold short. A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities in the Statements of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security which the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Interest on securities sold short is recorded as an expense by the Fund on the interest payment date. Cash as collected is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. At April 30, 2014, Treasury-Hedged held no securities sold short.

E.	Currency Translation–Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations. The total net realized gains or losses from fluctuations on foreign exchange rates on investments and other foreign currency denominated assets and liabilities are disclosed in Note 5 - Income Taxes.

F.	Restricted Securities–The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Repurchase Agreements–The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of April 30, 2014 are reflected in the Schedules of Investments.

H.	Use of Derivative Instruments–The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments.
89

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Futures Contracts–The Funds may purchase or sell futures contracts to gain exposure or to hedge against interest rate movement. Using futures contracts involves various market risks, including interest rate and equity risk as well as the risks that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, generally are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures. Treasury-Hedged held futures contracts for seven months during the year ended April 30, 2014 of which the average market value of the futures contracts for that seven month period was $9,999,433. Futures contracts held by Treasury-Hedged at April 30, 2014 are reflected in the Schedule of Investments.

At April 30, 2014, Treasury-Hedged held the following derivatives instruments:

Asset Derivatives
Interest Rate Risk
Futures contracts[1]	$29,180

[1]	Statements of Assets and Liabilities location: Variation margin on futures contracts

For Treasury-Hedged, the impact of transactions in derivative instruments, during the year ended April 30, 2014, were as follows:

Interest Rate Risk
Net change in unrealized appreciation (depreciation):
Futures contracts[2]	$29,180
Realized gain (loss):
Futures contracts[3]	$(67,117)

[2]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on futures contracts
[3]	Statements of Operations location: Net realized gain (loss) on futures contracts

I.	Offsetting Assets and Liabilities–In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds do not offset securities lending or repurchase agreement assets and liabilities subject to enforceable master netting agreements or other similar agreements in the Statements of Assets and Liabilities. Collateral held at April 30, 2014 is presented in the Schedules of Investments.
90

The tables below present both gross and net information about the derivative instruments, securities lending transactions and repurchase agreements eligible for offset in the Statements of Assets and Liabilities, subject to master netting agreement or similar agreement, as well as financial collateral received or pledged (including cash collateral and margin) as of April 30, 2014. Collateral is disclosed up to 100% of the net amount of unrealized gain/loss or market value of the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments. Refer to the Schedules of Investments and Statements of Assets and Liabilities for collateral received or pledged as of April 30, 2014, as well as related disclosures in Note 9 (Securities Lending) and Note 2G (Repurchase Agreements).

Fund	Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments and Cash Collateral Received*	Net Amount
BDC Income	Securities Lending	$7,795,524	$–	$7,795,524	$(7,795,524)	$–
Emerging Markets Aggregate	Securities Lending	116,909	–	116,909	(116,909)	–
Emerging Markets High Yield	Securities Lending	34,904,581	–	34,904,581	(34,904,581)	–
	Repurchase Agreements	35,829,435	–	35,829,435	(35,829,435)	–
Emerging Markets Local Currency	Securities Lending	1,919,604	–	1,919,604	(1,919,604)	–
	Repurchase Agreements	2,017,806	–	2,017,806	(2,017,806)	–
Fallen Angel	Securities Lending	1,557,272	–	1,557,272	(1,557,272)	–
International High Yield	Securities Lending	18,814,425	–	18,814,425	(18,814,425)	–
	Repurchase Agreements	19,471,691	–	19,471,691	(19,471,691)	–
Mortgage REIT	Securities Lending	1,772,745	–	1,772,745	(1,772,745)	–
Preferred Securities	Securities Lending	8,768,988	–	8,768,988	(8,768,988)	–
	Repurchase Agreements	8,978,028	–	8,978,028	(8,978,028)	–
Treasury-Hedged	Futures Contracts	29,180	–	29,180	(29,180)	–

*	Gross amounts not offset in the Statements of Assets and Liabilities.

J.	Other–Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based upon estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from estimated amounts. Interest income, including amortization of premiums and discounts, is accrued as earned. Interest income is generally not earned on debt securities in default or upon determination that the income is not realizable.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3–Investment Management and Other Agreements–The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, at least until September 1, 2014 (September 1, 2015 for Emerging Markets Aggregate), for the Funds to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense caps (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) listed in the table below.

91

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The current management fee rate/expense caps and the amounts waived/assumed by the Adviser for the year ended April 30, 2014 are as follows:

		Management	Waiver of	Expenses Assumed
Fund	Expense Cap	Fee Rate	Management Fees	by the Adviser
BDC Income	0.40%	0.40%	$93,391	$1,722
Emerging Markets Aggregate	0.49	0.35	72,196	98,904
Emerging Markets High Yield	0.40	0.40	325,619	–
Emerging Markets Local Currency	0.47	0.35	481,394	–
Fallen Angel	0.40	0.40	58,963	98,899
International High Yield	0.40	0.40	362,044	–
Investment Grade	0.19	0.35	245,533	3,715
Mortgage REIT	0.40	0.40	190,133	–
Preferred Securities	0.40	0.40	186,563	–
Renminbi	0.39	0.35	18,378	122,548
Treasury-Hedged	0.50	0.45	45,515	84,025

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ Distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4–Investments–For the year ended April 30, 2014, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
BDC Income	$6,264,911	$3,372,400
Emerging Markets Aggregate	11,819,445	19,080,011
Emerging Markets High Yield	126,209,271	38,541,635
Emerging Markets Local Currency	165,605,213	232,148,365
Fallen Angel	5,778,896	5,028,180
International High Yield	51,077,156	56,498,875
Investment Grade	86,974,927	8,766,256
Mortgage REIT	32,646,031	26,802,423
Preferred Securities	46,049,086	27,256,664
Renminbi	1,619,612	1,577,878
Treasury-Hedged	13,892,052	3,945,131

For the year ended April 30, 2014, proceeds of short sales and the cost of purchases of short sale covers for Treasury-Hedged aggregated $2,774,309 and $12,358,525, respectively.

Note 5–Income Taxes–As of April 30, 2014, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation
Fund	Cost of Investments	Appreciation	Depreciation	(Depreciation)
BDC Income	$43,098,420	$168,907	$(1,473,078)	$(1,304,171)
Emerging Markets Aggregate	21,183,806	398,443	(590,543)	(192,100)
Emerging Markets High Yield	375,196,997	4,270,253	(8,729,254)	(4,459,001)
Emerging Markets Local Currency	896,992,894	8,284,500	(113,126,954)	(104,842,454)
Fallen Angel	16,852,136	1,256,421	(34,685)	1,221,736
International High Yield	171,245,346	8,262,837	(2,179,458)	6,083,379
Investment Grade	97,161,565	429,042	(5,826)	423,216
Mortgage REIT	119,273,743	5,264,113	(15,533,755)	(10,269,642)
Preferred Securities	173,865,022	2,961,343	(4,903,962)	(1,942,619)
Renminbi	5,042,623	51,182	(57,559)	(6,377)
Treasury-Hedged	9,841,512	254,626	(78,353)	176,273
92

At April 30, 2014, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

	Undistributed	Undistributed	Accumulated	Qualified	Other	Unrealized
	Ordinary	Long-Term	Capital	Late-Year	Temporary	Appreciation
Fund	Income	Capital Gains	Losses	Losses*	Difference	(Depreciation)	Total
BDC Income	$103,824	$–	$(101,590)	$(68,921)	$(1,070)	$(1,304,171)	$(1,371,928)
Emerging Markets Aggregate	–	–	(1,559,600)	(222,522)	(903)	(185,791)	(1,968,816)
Emerging Markets High Yield	1,777,463	–	(1,226,475)	(1,695,840)	(12,922)	(4,459,001)	(5,616,775)
Emerging Markets Local Currency	–	–	(3,391,602)	(4,688,177)	(71,109)	(104,649,399)	(112,800,287)
Fallen Angel	139,161	37,913	–	–	(886)	1,221,736	1,397,924
International High Yield	1,082,812	–	(246,064)	(706,580)	(14,933)	6,109,403	6,224,638
Investment Grade	52,406	–	(1,180)	–	(3,400)	423,216	471,042
Mortgage REIT	–	–	(941,991)	(3,975,707)	(5,847)	(10,269,642)	(15,193,187)
Preferred Securities	–	–	(2,508,632)	(661,265)	(8,010)	(1,942,619)	(5,120,526)
Renminbi	51,393	–	(39)	–	(346)	(6,441)	44,567
Treasury-Hedged	71,056	–	–	–	(522)	176,273	246,807

*	Qualified late-year losses comprised of post-October capital losses incurred after October 31, 2013, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2013 and specified losses incurred after October 31, 2013. These losses are deemed to arise on the first day of the Funds’ next taxable year. For the year ended April 30, 2014, the Funds intend to defer to May 1, 2014 for federal tax purposes the above listed post-October capital losses.

The tax character of dividends paid to shareholders during the years ended April 30, 2014 and April 30, 2013 were as follows:

	Ordinary Income		Long-Term Capital Gains		Return of Capital
Fund	April 30, 2014	April 30, 2013	April 30, 2014	April 30, 2013	April 30, 2014	April 30, 2013
BDC Income	$1,559,010	$60,056	$–	$2,044	$–	$–
Emerging Markets Aggregate	507,063	474,290	3,567	4,800	472,970	–
Emerging Markets High Yield	13,759,920	1,453,260	–	–	–	–
Emerging Markets Local Currency	38,448,228	46,699,890	–	110,066	15,121,732	1,604,444
Fallen Angel	823,240	668,160	45,240	–	–	–
International High Yield	12,147,040	6,222,480	–	–	–	–
Investment Grade	398,830	86,220	–	–	–	–
Mortgage REIT	10,623,350	8,583,960	–	559,710	2,500,000	–
Preferred Securities	9,173,790	4,266,300	–	–	–	–
Renminbi	192,600	111,280	–	–	–	–
Treasury-Hedged	432,400	–	–	–	–	–

At April 30, 2014, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	No Expiration	No Expiration
	Short-Term	Long-Term
Fund	Capital Losses	Capital Losses
BDC Income	$101,590	$–
Emerging Markets Aggregate	1,403,942	155,658
Emerging Markets High Yield	833,054	393,421
Emerging Markets Local Currency	3,391,602	–
International High Yield	240,924	5,140
Investment Grade	–	1,180
Mortgage REIT	941,991	–
Preferred Securities	2,091,234	417,398
Renminbi	39	–

During the year ended April 30, 2014, Investment Grade, Renminbi and Treasury-Hedged utilized $2,913, $843 and $10,100 of prior year capital loss carryforwards, respectively.

During the year ended April 30, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment of foreign currency gains and losses, REIT/RIC adjustments, bond bifurcation adjustments, and in-kind share transactions, the Funds incurred differences that affected undistributed (accumulated) net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

93

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

	Increase	Increase
	(Decrease)	(Decrease) in	Increase
	in Undistributed	Accumulated	(Decrease) in
	Net Investment	Realized	Aggregate
Fund	Income (Loss)	Gain (Loss)	Paid in Capital
BDC Income	$(34,111)	$(438,638)	$472,749
Emerging Markets Aggregate	(536,651)	2,007,635	(1,470,984)
Emerging Markets High Yield	112,950	1,867,247	(1,980,197)
Emerging Markets Local Currency	(19,384,679)	51,946,464	(32,561,785)
Fallen Angel	6,083	(6,083)	–
International High Yield	581,574	(7,936,691)	7,355,117
Investment Grade	–	(6,460)	6,460
Mortgage REIT	33,443	(1,777,133)	1,743,690
Preferred Securities	(288,490)	(3,526,558)	3,815,048
Renminbi	62,375	(62,375)	–

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended April 30, 2011-2013), or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended April 30, 2014, the Funds did not incur any interest or penalties.

Note 6–Capital Share Transactions–As of April 30, 2014, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, or multiple thereof, as follows:

Fund	Creation Units
BDC Income	50,000
Emerging Markets Aggregate	200,000	*
Emerging Markets High Yield	200,000
Emerging Markets Local Currency	200,000
Fallen Angel	200,000
International High Yield	200,000
Investment Grade	100,000
Mortgage REIT	50,000
Preferred Securities	50,000
Renminbi	100,000
Treasury-Hedged	200,000

*	Prior to December 10, 2013, shares were issued and redeemed by Emerging Markets Aggregate in Creation Units of 100,000 or multiples thereof.

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended April 30, 2014, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
BDC Income	$26,793,583	$5,966,962
Emerging Markets Aggregate	6,623,493	19,835,546
Emerging Markets High Yield	75,160,270	58,596,795
Emerging Markets Local Currency	13,765,823	391,310,922
Fallen Angel	4,417,060	–
International High Yield	57,541,599	161,697,480
Investment Grade	4,364,761	2,430,286
Mortgage REIT	62,214,137	69,818,951
Preferred Securities	48,598,506	66,408,365
94

Note 7–Concentration and Other Risks–The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective. The Funds use a sampling approach in which the Adviser uses quantitative analysis to select bonds that represent a sample of securities in the index in terms of key risk factors, performance attributes and other characteristics. Each Fund is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. Investments in the Funds involve risks similar to those of investing in any bond fund, such as market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in security prices.

The Funds (except Investment Grade, Mortgage REIT, and Preferred Securities) may directly or indirectly invest in non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. These high yield securities may involve greater risks and considerations not typically associated with investing in U.S. government bonds and other high quality fixed-income securities. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities. BDC Income, International High Yield and Treasury-Hedged may not be able to sell bonds at desired prices and large purchases or sales of certain high-yield bond issues may cause substantial fluctuations in share price, yield and total return.

BDC Income invests in business development companies which generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies.

Emerging Markets High Yield, Emerging Markets Local Currency, Fallen Angel, International High Yield, Investment Grade, Emerging Markets Aggregate, and Renminbi invest in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Funds may have significant investments in foreign debt securities, they may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

Mortgage REIT invests directly in mortgage REITs and is exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. To the extent that a mortgage REIT invests in mortgage-backed securities, it may be subject to default risk or interest rate risk.

Mortgage REIT may invest in mortgage REITs that may trade at a discount or premium to their net asset value.

Preferred Securities invests in preferred securities which are essentially contractual obligations that declare distributions but permit the issuer to defer or suspend distributions. This may require the Fund to account for the distribution that has been deferred or suspended for tax purpose, even though it may not have received this income. Accordingly, preferred securities are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely distributions of dividends. In addition, preferred securities are subject to interest rate risk. Preferred securities interest rates may move in an inverse direction to that of general interest rates.

Treasury-Hedged invests directly in securities sold short and futures contracts which are designed to hedge against the price sensitivity of the below investment grade corporate bonds. A risk of hedging is the imperfect correlation between price movement of the securities sold short and the price movement of the Fund’s investments.

Certain Funds may invest directly in the Russian local market. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact any of the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held, if any, by the Funds.

At April 30, 2014, the Adviser owned approximately 44% of Emerging Markets Aggregate as well as 50% of Renminbi and Treasury-Hedged.

95

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 8–Trustee Deferred Compensation Plan–The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

For each Fund, the expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9–Securities Lending–To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral and borrowing fees received with the securities lending agent. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the Bank of New York Overnight Government Fund, the Bank of New York Institutional Cash Reserve, or repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. As of April 30, 2014, the loans outstanding and the collateral received are included in value of securities on loan and collateral for securities loaned, respectively, in the Statements of Assets and Liabilities.

Note 10–Bank Line of Credit–Certain Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended April 30, 2014, the following Funds borrowed under this facility:

				Outstanding Loan
	Days	Average Daily	Average Interest	Balance as of
Fund	Outstanding	Loan Balance	Rate	April 30, 2014
BDC Income	40	$173,979	1.49%	$–
Emerging Markets Aggregate	13	1,231,404	1.59	–
Emerging Markets High Yield	7	898,789	1.57	–
Emerging Markets Local Currency	111	3,067,545	1.56	892,564
Fallen Angel	12	138,771	1.58	–
International High Yield	34	1,133,419	1.58	–
Investment Grade	7	1,140,142	1.58	–
Mortgage REIT	178	1,263,453	1.54	90,280
Preferred Securities	254	614,365	1.56	–
Renminbi	10	345,690	1.59	–
Treasury-Hedged	5	122,830	1.58	–

Note 11–Custodian Fees–The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended April 30, 2014, there were no offsets to the custodian fees.

96

Note 12–Recent Accounting Pronouncements–The Funds have adopted Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, as clarified by ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which requires entities to disclose gross and net information about derivative instruments, repurchase and reverse-repurchase agreements, and securities borrowing and lending transactions that are either: (1) offset in accordance with GAAP, or (2) subject to enforceable master netting arrangement or similar agreements, irrespective of whether they are offset in accordance with GAAP. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. Additional disclosure requirements of ASU No. 2011-11 and ASU No. 2013-01 are reflected in Note 2 to the Funds’ financial statements.

Note 13–Subsequent Events–The Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The following dividends from net investment income were declared and paid subsequent to April 30, 2014:

Fund	Ex-Date	Record Date	Payable Date	Per Share
Emerging Markets High Yield	5/1/14	5/5/14	5/7/14	$0.1260
Fallen Angel	5/1/14	5/5/14	5/7/14	$0.1260
International High Yield	5/1/14	5/5/14	5/7/14	$0.1170
Investment Grade	5/1/14	5/5/14	5/7/14	$0.0120
Preferred Securities	5/1/14	5/5/14	5/7/14	$0.0668
Renminbi	5/1/14	5/5/14	5/7/14	$0.0600
Treasury-Hedged	5/1/14	5/5/14	5/7/14	$0.0930

Emerging Markets Aggregate	6/2/14	6/4/14	6/6/14	$0.1020
Emerging Markets High Yield	6/2/14	6/4/14	6/6/14	$0.1390
Emerging Markets Local Currency	6/2/14	6/4/14	6/6/14	$0.1100
Fallen Angel	6/2/14	6/4/14	6/6/14	$0.1290
International High Yield	6/2/14	6/4/14	6/6/14	$0.1220
Investment Grade	6/2/14	6/4/14	6/6/14	$0.0130
Preferred Securities	6/2/14	6/4/14	6/6/14	$0.0680
Renminbi	6/2/14	6/4/14	6/6/14	$0.0600
Treasury-Hedged	6/2/14	6/4/14	6/6/14	$0.0950

Effective May 29, 2014, shares are issued and redeemed by Emerging Markets Aggregate in Creation Units of 50,000 or multiples thereof.

97

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

of Market Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BDC Income ETF, Emerging Markets Aggregate Bond ETF (formerly, LatAm Aggregate Bond ETF), Emerging Markets High Yield Bond ETF, Emerging Markets Local Currency Bond ETF, Fallen Angel High Yield Bond ETF, International High Yield Bond ETF, Investment Grade Floating Rate ETF, Mortgage REIT Income ETF, Preferred Securities ex Financials ETF, Renminbi Bond ETF and Treasury-Hedged High Yield Bond ETF (eleven of the series constituting Market Vectors ETF Trust) (the “Funds”) as of April 30, 2014, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BDC Income ETF, Emerging Markets Aggregate Bond ETF, Emerging Markets High Yield Bond ETF, Emerging Markets Local Currency Bond ETF, Fallen Angel High Yield Bond ETF, International High Yield Bond ETF, Investment Grade Floating Rate ETF, Mortgage REIT Income ETF, Preferred Securities ex Financials ETF, Renminbi Bond ETF and Treasury-Hedged High Yield Bond ETF (eleven of the series constituting Market Vectors ETF Trust) at April 30, 2014, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 25, 2014

98

MARKET VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2014 income tax purposes will be sent to them in early 2015. Please consult your tax advisor for proper treatment of this information.

The Fund listed below intended to pass through foreign tax credits in the maximum amounts as shown. The gross foreign source income earned during the fiscal year ended April 30, 2014 by the Fund was as shown below.

Fund	Foreign Tax Credit	Gross Foreign Source Income
Emerging Markets Local Currency	755,828	69,179,826

Corporate Dividends Received Deduction

The Fund listed below had the following percentage of ordinary income dividends paid that qualified for the Corporate Dividends Received Deduction for the fiscal year ended April 30, 2014.

Preferred Securities	22.34%
99

BOARD OF TRUSTEES AND OFFICERS

April 30, 2014 (unaudited)

Independent Trustees:

		Term		Number of	Other
		of Office[2]		Portfolios	Directorships
	Position(s)	and Length		in Fund	Held By Trustee
Name, Address[1]	Held with	of Time	Principal Occupation(s)	Complex[3]	During Past
and Age	the Trust	Served	During Past Five Years	Overseen	Five Years
David H. Chow, 56*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and registered investment adviser), March 1999 to present.	58	Director, Forward Management LLC and Audit Committee Chairman, January 2008 to present; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee, May 2009 to present; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to present; Secretary and Board Member of the CFA Society of Stamford, July 2009 to present.
R. Alastair Short, 60*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	69	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.
Peter J. Sidebottom, 51*†	Trustee	Since 2012	Independent business adviser, January 2014 to present; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012; Executive Vice President, Wachovia Corporation (financial services firm), December 2004 to February 2009.	58	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012.
Richard D. Stamberger, 55*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	69	Director, Food and Friends, Inc., 2013 to present.
100

Interested Trustee:

		Term		Number of	Other
		of Office[2]		Portfolios	Directorships
	Position(s)	and Length		in Fund	Held By Trustee
Name, Address[1]	Held with	of Time	Principal Occupation(s)	Complex[3]	During Past
and Age	the Trust	Served	During Past Five Years	Overseen	Five Years
Jan F. van Eck, 50[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	58	Director, National Committee on US- China Relations.

[1]	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
[4]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Term of
Office[2] and
Officer’s Name,	Position(s) Held	Length of	Principal Occupation(s)
Address[1] and Age	with the Trust	Time Served	During The Past Five Years
Russell G. Brennan, 49	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.
Charles T. Cameron, 54	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.
Simon Chen, 42	Assistant Vice President	Since 2012	Greater China Director of the Adviser (Since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).
John J. Crimmins, 56	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.
Eduardo Escario, 38	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 – July 2008).
Lars Hamich, 45	Vice President	Since 2012	Managing Director and Chief Executive Officer of Van Eck Global (Europe) GmbH (since 2009); Chief Executive Officer of Market Vectors Index Solutions GmbH (“MVIS”) (since June 2011); Managing Director of STOXX Limited (until 2008).
Wu-Kwan Kit, 32	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel (September 2007 – 2011); University of Pennsylvania Law School (August 2004 – May 2007).
Susan C. Lashley, 59	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
Laura I. Martínez, 34	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 – June 2008); Officer of other investment companies advised by the Adviser.
101

BOARD OF TRUSTEES AND OFFICERS

April 30, 2014 (unaudited)

Term of
Office[2] and
Officer’s Name,	Position(s) Held	Length of	Principal Occupation(s)
Address[1] and Age	with the Trust	Time Served	During The Past Five Years
Ferat Oeztuerk, 31	Assistant Vice President	Since 2012	Sales Associate, Van Eck Global (Europe) GmbH (since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).
Jonathan R. Simon, 39	Vice President, Secretary and Chief Legal Officer	Vice President (Since 2006) and Secretary and Chief Legal Officer (Since 2014)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.
Bruce J. Smith, 59	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.
Janet Squitieri, 52	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 – September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 – June 2010).

[1]	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
102

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting vaneck.com.

Investment Adviser:

Van Eck Associates Corporation

Distributor:

Van Eck Securities Corporation

335 Madison Avenue

New York, NY 10017

vaneck.com

Account Assistance:

1.888.MKT.VCTR

INCOMEAR

ANNUAL REPORT A P R I L 3 0 , 2 0 1 4

MARKET VECTORS
MUNICIPAL INCOME ETFs

CEF Municipal Income ETF	XMPT®

High-Yield Municipal Index ETF	HYD®

Intermediate Municipal Index ETF	ITM®

Long Municipal Index ETF	MLN®

Pre-Refunded Municipal Index ETF	PRB®

Short High-Yield Municipal Index ETF	SHYDTM

Short Municipal Index ETF	SMB®

888.MKT.VCTR
marketvectorsetfs.com

MARKET VECTORS MUNICIPAL INCOME ETFs

(unaudited)

Dear Shareholder:

In January of this year, we launched our latest municipal income-focused exchange-traded fund (ETF), the Market Vectors Short High-Yield Municipal Index ETF (NYSE Arca: SHYD). The fund is the only ETF which seeks to track an index providing targeted exposure to the shorter end of the high-yield municipal yield curve, specifically the 1- to 10-year section.

We believe that market conditions were excellent for the launch of this type of strategy, as the search for income seemed to return in full force at the start of 2014. High-yield municipal bonds presently deliver attractive income potential—all along the yield curve—particularly on a taxable equivalent basis. Additionally, high-yield municipal issuers continue to have historically very low default rates versus their corporate counterparts.

As the chart below illustrates, short-duration, high-yield municipal bonds currently have a similar interest rate sensitivity or duration profile as high-yield corporate bonds, with yields up to 330 basis points higher on a taxable-equivalent basis. With its shorter duration focus, SHYD may lessen the impact of rising rates while not sacrificing income potential.

Source: FactSet. As of 4/30/14.

The chart displays the yields of municipal bond indices on a tax-equivalent and duration basis and compares such yields to other asset classes as represented by the indexes shown.

Taxable-equivalent yield (TEY) represents the yield a taxable bond would have to earn in order to match-after federal taxes-the yield available on a tax-exempt municipal bond (excluding AMT). Municipal bonds are exempt from federal taxes and often state and local taxes. Some portions of interest payments from certain types of municipal bonds may be subject to the Alternative Minimum Tax (AMT). Corporate bonds are subject to federal, state and local taxes. Prices of bonds change in response to factors such as interest rates and issuer’s credit worthiness, among others. TEY = Tax-Free Municipal Bond Yield / (1-Tax Rate).

Index performance is not illustrative of fund performance. Fund performance current to the most recent month end is available by visiting www.marketvectorsetfs.com or calling 888.MKT.VCTR. Historical performance is not indicative of future results; current data may differ from data quoted. Indexes are unmanaged and are not securities in which an investment can be made.

1

MARKET VECTORS MUNICIPAL INCOME ETFs

(unaudited)

Going forward, we will, as always, continue to seek out and evaluate the most attractive investment opportunities, and we encourage you stay in touch with us through the videos, emails, and subscriptions available on our website (http://www.vaneck.com).

You may, in particular, be interested in subscribing to Muni Nation®, our weekly blog on the municipal bond market provided by Jim Colby, senior municipal strategist and portfolio manager responsible for Market Vectors municipal bond investments. And, of course, should you have any questions, please contact us at 1.888.MKT.VCTR or visit www.marketvectorsetfs.com.

Thank you for participating in the Market Vectors ETF Trust. On the following pages, you will find the performance record of each of the funds for the 12 months ended April 30, 2014. You will also find their financial statements. We value your continuing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
Market Vectors ETF Trust

May 13, 2014

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

Short-Duration High-Yield Muni Index is represented by the Barclays Municipal High Yield Short Duration Index, which covers high yield rated (75%) and BBB rated (25%) municipal bonds with a nominal maturity of 1+ years.

High-Yield Corporate Credit Index is represented by the Barclays U.S. Corporate High-Yield Index, which covers 50 of the most liquid and tradable U.S. dollar-denominated, non-investment grade corporate bonds for sale in the U.S.

2

MANAGEMENT DISCUSSION

(unaudited)

The 12-month period ended April 30, 2014 was a period of contrasts for both the fixed income market and the municipal bond market. During the first half of the period, the two markets were hit by a number of potentially damaging body blows, including the announcement by former Federal Reserve chairman Ben Bernanke that the Fed could slow the pace of its bond purchases as part of a tapering of its monetary stimulus package, and both Detroit’s bankruptcy and some quite acute fears about Puerto Rico’s continuing ability to cover its debts.

Toward the end the second half of the period, the municipal bond market, in particular, demonstrated not only that it could absorb such blows, but also had the strength to come back fighting. In December 2013, the Fed announced the start of its “taper” program with a reduction of $10 billion in its monthly bond purchases. At the end of January 2014i, it announced a second such reduction of $10 billion in purchases. However, by the time the Fed announced its third such reduction of $10 billion (while reconfirming its commitment to low interest rates) on March 19, Puerto Rico had, the previous week, already pulled off a “blockbuster”ii municipal bond sale, selling some $3.5 billion in new bonds. And, in an unambiguous reversal from the significant outflowsiii ($5.32B, $4.45B and $9.52B in October, November and December, respectively) experienced by both municipal ETFs and mutual funds in the last three months of 2013, in the first three months of 2014, inflows were $0.38B in January, $1.80B in February, and $1.91B in March.

May 1, 2013 through April 30, 2014

Market Vectors Municipal Income ETFs Total Return

Source: Van Eck Global. Note: Market Vectors Short High-Yield Municipal Index ETF is not included above as it was launched on January 13, 2014. Returns based on NAV. The performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and ETF share values will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. ETF returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Current performance may be lower or higher than performance data quoted.

Short Municipal Index ETF/Pre-Refunded Municipal Bond ETF

Among short municipals (“munis”), the state general obligation and education sectors contributed most to the total return of the Short Municipal Index ETF, while of the six sectors detracting from performance, the electric sector was the greatest detractor. In terms of state/U.S. territory, Illinois contributed by far the most to the total return of the fund, while Puerto Rico was the greatest detractor from performance.

While munis from New Jersey and Virginia contributed, equally, the most to the total return of the Pre-Refunded Municipal Bond ETF, a single muni from Nebraska (which is escrowed to maturity) because of its generally longer duration, was the greatest detractor from the fund’s performance.

3

MARKET VECTORS MUNICIPAL INCOME ETFs

(unaudited)

Intermediate Municipal Index ETF

Munis from California and New York contributed the most to the total return of the Fund, while those from Puerto Rico were the greatest detractors from performance. The sectors with the largest and third largest average weightings in the index, state general obligation and special tax respectively, were the two largest contributors to the Fund’s performance. The electric and water/sewer sectors were the two largest detractors from performance.

Long Municipal Index ETF

Only two sectors contributed positively to the Fund’s total return, with the hospital sector being the greatest contributor. Municipal bonds issued by Florida and Illinois contributed the most to performance, while municipal bonds issued by California and Puerto Rico were the two biggest detractors.

Short High-Yield Municipal Index ETF/High-Yield Municipal Index ETF

Despite trading for just over three and a half months, the Short High-Yield Municipal Index ETF realized positive performance for the period from commencement (January 13, 2014) to April 30, 2014. While the hospital and IDR/PCR sectors contributed most to performance, the education sector detracted the most. Every single state/U.S. territory represented in the Fund, except for New Mexico, and Puerto Rico, contributed positively to the Fund’s total return, with munis from New Jersey and Iowa contributing the most to performance. Categorized by credit rating, B-rated munis contributed the most to total return over the period.

In the High-Yield Municipal Index ETF, however, not one sector contributed to overall performance. While the IDR/PCR (industrial development revenue/pollution control revenue) sector detracted the most from total return, the prerefunded, taxable and special tax sectors detracted the least. Munis from Texas made the greatest contribution to performance and those from Puerto Rico detracted most from performance.

CEF Municipal Income ETF

Having traded at a premium almost consistently for much of the previous two years, towards the end of October 2013, municipal closed-end funds (CEFs) experienced a narrowing of premiumsiv and a dramatic widening of discounts. The discount on municipal bond closed-end funds hit 10.55% on December 15, 2013. And while by the end of the period under review, discount had narrowed appreciably, it still remained. Since many municipal CEFs use leverage, and leverage has been increasingv, they have tended to see more dramatic price moves then regular municipal bonds, especially when something impacts the market. However, as interest rates have not increased dramatically, the cost of leverage has remained relatively low, which has been beneficial to the municipal closed-end fund market.

[i]	CNNMoney: Fed continues taper as Bernanke’s term ends, http://money.cnn.com/2014/01/29/news/economy/federal-reserve-taper/
ii	Reuters: Despite blockbuster bond sale, Puerto Rico debt-holders still in crosshairs, http://www.cnbc.com/id/101493710
iii	Morningstar asset flows, 2013/04/01 to 2014/04/30.
iv	Investius: Muni CEFs, http://investius.com/2013/10/28/muni-cefs/
[v]	Barron’s: Rising Leverage, Long Duration Hurting Muni Closed-End Funds - Fitch, http://blogs.barrons.com/incomeinvesting/2013/09/10/ rising-leverage-long-duration-hurting-muni-closed-end-funds-fitch/

4

CEF MUNICIPAL INCOME ETF (XMPT)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

	Total Return
	Share Price[1]	NAV	CEFMXTR[2]
One Year	(4.10)%	(4.08)%	(3.66)%
Life* (annualized)	6.55%	6.49%	6.92%
Life* (cumulative)	19.45%	19.28%	20.62%
* since 7/12/11

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors CEF Municipal Income ETF was 7/12/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/12/11) to the first day of secondary market trading in shares of the Fund (7/13/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.79% / Net Expense Ratio 0.40%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs, trading expenses, taxes, extraordinary expenses and Acquired Fund Fees and Expenses) from exceeding 0.40% of the Fund’s average daily net assets per year until at least September 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

S-Network Municipal Bond Closed-End Fund IndexSM is calculated and maintained by S-Network Global Indexes, LLC. S-Network does not sponsor, endorse, or promote the Fund and bears no liability with respect to the Fund or any security.

5

CEF MUNICIPAL INCOME ETF (XMPT)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	S-Network Municipal Bond Closed-End Fund IndexSM (CEFMXTR) is composed of shares of municipal closed-end funds listed in the United States that are principally engaged in asset management processes designed to produce federally tax-exempt annual yield.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

CEF Municipal Income ETF (XMPT)

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for XMPT is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	July 13, 2011* through April 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	1	0.1%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	2	0.3%
Greater than or Equal to 1.5% And Less Than 2.0%	1	0.1%
Greater than or Equal to 1.0% And Less Than 1.5%	3	0.4%
Greater than or Equal to 0.5% And Less Than 1.0%	20	2.9%
Greater than or Equal to 0.0% And Less Than 0.5%	450	64.6%
Greater than or Equal to -0.5% And Less Than 0.0%	212	30.3%
Greater than or Equal to -1.0% And Less Than -0.5%	8	1.1%
Greater than or Equal to -1.5% And Less Than -1.0%	1	0.1%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	1	0.1%
	699	100.0%

* First day of secondary market trading.
6

HIGH-YIELD MUNICIPAL INDEX ETF (HYD)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

	Total Return
	Share Price[1]	NAV	LMEHTR[2]
One Year	(3.90)%	(4.48)%	(1.64)%
Five Year	8.80%	8.98%	10.71%
Life* (annualized)	9.47%	9.44%	10.84%
Life* (cumulative)	60.57%	60.33%	71.38%
* since 2/4/09

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors High-Yield Municipal Index ETF was 2/4/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/4/09) to the first day of secondary market trading in shares of the Fund (2/5/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Annual Fund Operating Expenses 0.35%

The Investment Management Agreement between Market Vectors ETF Trust and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Barclays Inc. does not sponsor, endorse, or promote the Fund and bears no liability with respect to any such Funds or security.

7

HIGH-YIELD MUNICIPAL INDEX ETF (HYD)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Barclays Municipal Custom High Yield Composite Index (LMEHTR) is made up of a 25%/75% blend of investment grade triple-B and non-investment grade munis, and draws 75% of its holdings from bonds issued as part of transaction sizes of $100 million or more. To be included in the Index, bonds must have an outstanding par value of at least $3 million for non-investment grade and $7 million for investment grade; 25% of index in investment-grade triple-B bonds issued as part of transaction sizes of at least $100 million in value; 50% of index in non-investment grade bonds issued as part of transaction of at least $100 million; 25% of index in non-investment grade bonds issued as part of transaction of $20-$100 million in size; fixed rate; nominal maturity of greater than one year; dated-date after 12/31/1990.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

High-Yield Municipal Index ETF (HYD)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for HYD is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	February 5, 2009* through April 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	12	0.9%
Greater than or Equal to 2.5% And Less Than 3.0%	17	1.3%
Greater than or Equal to 2.0% And Less Than 2.5%	35	2.7%
Greater than or Equal to 1.5% And Less Than 2.0%	69	5.3%
Greater than or Equal to 1.0% And Less Than 1.5%	137	10.5%
Greater than or Equal to 0.5% And Less Than 1.0%	237	18.1%
Greater than or Equal to 0.0% And Less Than 0.5%	414	31.7%
Greater than or Equal to -0.5% And Less Than 0.0%	171	13.1%
Greater than or Equal to -1.0% And Less Than -0.5%	93	7.1%
Greater than or Equal to -1.5% And Less Than -1.0%	54	4.1%
Greater than or Equal to -2.0% And Less Than -1.5%	15	1.1%
Greater than or Equal to -2.5% And Less Than -2.0%	21	1.6%
Greater than or Equal to -3.0% And Less Than -2.5%	18	1.4%
Less Than -3.0%	15	1.1%
	1308	100.0%

* First day of secondary market trading.

8

INTERMEDIATE MUNICIPAL INDEX ETF (ITM)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

	Total Return
	Share Price[1]	NAV	LMT2TR2
One Year	(0.39)%	(0.45)%	0.46%
Five Year	5.29%	5.33%	6.02%
Life* (annualized)	4.92%	4.90%	5.73%
Life* (cumulative)	36.05%	35.84%	42.90%
* since 12/4/07

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Intermediate Municipal Index ETF was 12/4/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/4/07) to the first day of secondary market trading in shares of the Fund (12/6/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Annual Fund Operating Expenses 0.24%

The Investment Management Agreement between Market Vectors ETF Trust and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Barclays Inc. does not sponsor, endorse, or promote the Fund and bears no liability with respect to any such Fund or security.

9

INTERMEDIATE MUNICIPAL INDEX ETF (ITM)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Barclays AMT-Free Intermediate Continuous Municipal Index (LMT2TR) is comprised of bonds that must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date within the last five years, and must be at least six years but less than seventeen years from their maturity date.Remarketed issues, taxable municipal bonds, AMT municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Intermediate Municipal Index ETF (ITM)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for ITM is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	December 6, 2007* through April 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	3	0.2%
Greater than or Equal to 2.5% And Less Than 3.0%	3	0.2%
Greater than or Equal to 2.0% And Less Than 2.5%	5	0.3%
Greater than or Equal to 1.5% And Less Than 2.0%	5	0.3%
Greater than or Equal to 1.0% And Less Than 1.5%	28	1.8%
Greater than or Equal to 0.5% And Less Than 1.0%	125	7.8%
Greater than or Equal to 0.0% And Less Than 0.5%	916	57.4%
Greater than or Equal to -0.5% And Less Than 0.0%	314	19.6%
Greater than or Equal to -1.0% And Less Than -0.5%	95	5.9%
Greater than or Equal to -1.5% And Less Than -1.0%	47	2.9%
Greater than or Equal to -2.0% And Less Than -1.5%	34	2.1%
Greater than or Equal to -2.5% And Less Than -2.0%	14	0.9%
Greater than or Equal to -3.0% And Less Than -2.5%	3	0.2%
Less Than -3.0%	7	0.4%
	1599	100.0%

*	First day of secondary market trading.
10

LONG MUNICIPAL INDEX ETF (MLN)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

	Total Return
	Share Price[1]	NAV	LMT3TR2
One Year	(2.34)%	(2.62)%	(0.85)%
Five Year	6.43%	6.44%	7.56%
Life* (annualized)	3.59%	3.59%	5.25%
Life* (cumulative)	24.99%	24.97%	38.26%
*since 1/2/08

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Long Municipal Index ETF was 1/2/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/2/08) to the first day of secondary market trading in shares of the Fund (1/7/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Annual Fund Operating Expenses 0.24%

The Investment Management Agreement between Market Vectors ETF Trust and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Barclays Inc. does not sponsor, endorse, or promote the Fund and bears no liability with respect to any such Fund or security.

11

LONG MUNICIPAL INDEX ETF (MLN)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Barclays AMT-Free Long Continuous Municipal Index (LMT3TR) is comprised of bonds that must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date within the last five years, and must be at least seventeen years from their maturity date. Remarketed issues, taxable municipal bonds, AMT municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Long Municipal Index ETF (MLN)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for MLN is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 7, 2008* through April 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	5	0.3%
Greater than or Equal to 2.5% And Less Than 3.0%	2	0.1%
Greater than or Equal to 2.0% And Less Than 2.5%	6	0.4%
Greater than or Equal to 1.5% And Less Than 2.0%	11	0.7%
Greater than or Equal to 1.0% And Less Than 1.5%	17	1.1%
Greater than or Equal to 0.5% And Less Than 1.0%	96	6.1%
Greater than or Equal to 0.0% And Less Than 0.5%	647	41.1%
Greater than or Equal to -0.5% And Less Than 0.0%	365	23.1%
Greater than or Equal to -1.0% And Less Than -0.5%	195	12.3%
Greater than or Equal to -1.5% And Less Than -1.0%	92	5.8%
Greater than or Equal to -2.0% And Less Than -1.5%	76	4.8%
Greater than or Equal to -2.5% And Less Than -2.0%	37	2.3%
Greater than or Equal to -3.0% And Less Than -2.5%	12	0.8%
Less Than -3.0%	18	1.1%
	1579	100.0%

*	First day of secondary market trading.
12

PRE-REFUNDED MUNICIPAL INDEX ETF (PRB)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

	Total Return
	Share Price[1]	NAV	LMPETR[2]
One Year	(1.32)%	(1.64)%	(0.66)%
Five Year	1.29%	1.37%	1.90%
Life* (annualized)	1.31%	1.32%	1.88%
Life* (cumulative)	7.05%	7.13%	10.23%
*since 2/2/09

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Pre-Refunded Municipal Index ETF was 2/2/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/2/09) to the first day of secondary market trading in shares of the Fund (2/3/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Annual Fund Operating Expenses 0.24%

The Investment Management Agreement between Market Vectors ETF Trust and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Barclays Inc. does not sponsor, endorse, or promote the Fund and bears no liability with respect to any such Fund or security.

13

PRE-REFUNDED MUNICIPAL INDEX ETF (PRB)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Barclays Municipal Pre-Refunded-Treasury-Escrowed Index (LMPETR) is comprised of pre-refunded and escrowed-to-maturity municipal securities secured by an escrow or trust account containing obligations that are directly issued or unconditionally guaranteed by the U.S. government. The escrowed securities consist solely of U.S. Treasury obligations. To be included in the Index, bonds must have a nominal maturity of 1-30 years; outstanding par value of at least $7 million; issued as part of transaction of at least $75 million in value; fixed rate coupon and denominated in U.S. dollars.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Pre-Refunded Municipal Index ETF (PRB)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for PRB is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	February 3, 2009* through April 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	1	0.1%
Greater than or Equal to 1.0% And Less Than 1.5%	0	0.0%
Greater than or Equal to 0.5% And Less Than 1.0%	40	3.1%
Greater than or Equal to 0.0% And Less Than 0.5%	421	32.1%
Greater than or Equal to -0.5% And Less Than 0.0%	634	48.3%
Greater than or Equal to -1.0% And Less Than -0.5%	175	13.4%
Greater than or Equal to -1.5% And Less Than -1.0%	36	2.7%
Greater than or Equal to -2.0% And Less Than -1.5%	1	0.1%
Greater than or Equal to -2.5% And Less Than -2.0%	2	0.2%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%
	1310	100.0%

*	First day of secondary market trading.
14

SHORT HIGH-YIELD MUNICIPAL INDEX ETF (SHYD)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

	Total Return
	Share Price[1]	NAV	BMHYTR[2]
Life* (cumulative)	1.98%	1.82%	2.90%
*since 1/13/14

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Short High-Yield Municipal Index ETF was 1/13/14.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/13/14) to the first day of secondary market trading in shares of the Fund (1/14/14), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Annual Fund Operating Expenses 0.35%

The Investment Management Agreement between Market Vectors ETF Trust and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Barclays Inc. does not sponsor, endorse, or promote the Fund and bears no liability with respect to any such Fund or security.

15

SHORT HIGH-YIELD MUNICIPAL INDEX ETF (SHYD)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Barclays Municipal High Yield Short Duration Index (BMHYTR) is a market size weighted index composed of publicly traded municipal bonds that cover the U.S. dollar denominated high yield short-term tax-exempt bond market. The majority of the Index’s constituents are from the revenue sector, with some constituents being from the general obligation sector. The revenue sector is divided into industry sectors that consist of but may not be limited to electric, health care, transportation, education, water & sewer, resource recovery, leasing and special tax. As of December 31, 2013, the Index consisted of approximately 1,619 bonds and 497 issuers.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Short High-Yield Municipal Index ETF (SHYD)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for SHYD is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 14, 2014* through April 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	0	0.0%
Greater than or Equal to 0.5% And Less Than 1.0%	36	48.6%
Greater than or Equal to 0.0% And Less Than 0.5%	38	51.4%
Greater than or Equal to -0.5% And Less Than 0.0%	0	0.0%
Greater than or Equal to -1.0% And Less Than -0.5%	0	0.0%
Greater than or Equal to -1.5% And Less Than -1.0%	0	0.0%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%
	74	100.0%

* First day of secondary market trading.

16

SHORT MUNICIPAL INDEX ETF (SMB)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

	Total Return
	Share Price[1]	NAV	LMT1TR2
One Year	(0.14)%	0.36%	1.10%
Five Year	2.54%	2.71%	3.26%
Life* (annualized)	3.04%	3.08%	3.66%
Life* (cumulative)	20.34%	20.63%	24.91%
*since 2/22/08

Hypothetical Growth of $10,000 (Since Inception)

Commencement date for the Market Vectors Short Municipal Index ETF was 2/22/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/22/08) to the first day of secondary market trading in shares of the Fund (2/26/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Annual Fund Operating Expenses 0.20%

The Investment Management Agreement between Market Vectors ETF Trust and Van Eck Associates Corporation (the “Adviser”) provides that the Adviser will pay all expenses of the Fund, except for the fee payment under the Investment Management Agreement, interest expense, offering costs, trading expenses, taxes and extraordinary expenses.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Barclays Inc. does not sponsor, endorse, or promote the Fund and bears no liability with respect to any such Fund or security.

17

SHORT MUNICIPAL INDEX ETF (SMB)

PERFORMANCE COMPARISON

April 30, 2014 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Barclays AMT-Free Short Continuous Municipal Index (LMT1TR) is comprised of bonds that must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date within the last five years, and must be at least one year but less than six years from their maturity date. Remarketed issues, taxable municipal bonds, AMT municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(unaudited)

Short Municipal Index ETF (SMB)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for SMB is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	February 26, 2008* through April 30, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	2	0.1%
Greater than or Equal to 1.0% And Less Than 1.5%	17	1.1%
Greater than or Equal to 0.5% And Less Than 1.0%	172	11.1%
Greater than or Equal to 0.0% And Less Than 0.5%	905	58.6%
Greater than or Equal to -0.5% And Less Than 0.0%	308	19.9%
Greater than or Equal to -1.0% And Less Than -0.5%	91	5.9%
Greater than or Equal to -1.5% And Less Than -1.0%	37	2.4%
Greater than or Equal to -2.0% And Less Than -1.5%	7	0.5%
Greater than or Equal to -2.5% And Less Than -2.0%	2	0.1%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	4	0.3%
	1545	100.0%

* First day of secondary market trading.

18

MARKET VECTORS MUNICIPAL INCOME ETFs

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the period, November 1, 2013 to April 30, 2014.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Annualized Expense Ratio During Period	Expenses Paid During the Period* November 1, 2013- April 30, 2014
CEF Municipal Income ETF
Actual	$1,000.00	$1,100.10	0.40%	$2.08
Hypothetical**	$1,000.00	$1,022.81	0.40%	$2.01
High-Yield Municipal Index ETF
Actual	$1,000.00	$1,054.50	0.35%	$1.78
Hypothetical**	$1,000.00	$1,023.06	0.35%	$1.76
Intermediate Municipal Index ETF
Actual	$1,000.00	$1,034.60	0.24%	$1.21
Hypothetical**	$1,000.00	$1,023.60	0.24%	$1.20
Long Municipal Index ETF
Actual	$1,000.00	$1,064.60	0.24%	$1.23
Hypothetical**	$1,000.00	$1,023.60	0.24%	$1.20
Pre-Refunded Municipal Index ETF
Actual	$1,000.00	$1,005.50	0.24%	$1.19
Hypothetical**	$1,000.00	$1,023.60	0.24%	$1.20
Short High-Yield Municipal Index ETF***
Actual	$1,000.00	$1,018.20	0.35%	$1.75
Hypothetical**	$1,000.00	$1,013.63	0.35%	$1.75
Short Municipal Index ETF
Actual	$1,000.00	$1,007.60	0.20%	$1.00
Hypothetical**	$1,000.00	$1,023.80	0.20%	$1.00

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended April 30, 2014) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
***	Assumes the Fund commenced operations on November 1, 2013
19

CEF MUNICIPAL INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2014

Number of Shares		Value

CLOSED-END FUNDS: 99.8%
23,750	Alliance Bernstein National Municipal Income Fund, Inc.	$327,513
10,020	BlackRock Investment Quality Municipal Trust, Inc.	148,897
11,403	BlackRock Long-Term Municipal Advantage Trust	128,740
33,085	BlackRock Muni Intermediate Duration Fund, Inc.	481,387
30,371	BlackRock MuniAssets Fund, Inc.	390,267
7,651	BlackRock Municipal 2018 Term Trust	124,635
11,279	BlackRock Municipal 2020 Term Trust	187,344
8,798	BlackRock Municipal Bond Trust	132,410
8,321	BlackRock Municipal Income Investment Quality Trust	116,827
22,612	BlackRock Municipal Income Quality Trust	317,472
29,877	BlackRock Municipal Income Trust	405,431
15,757	BlackRock Municipal Income Trust II	225,640
53,220	BlackRock Municipal Target Term Trust	1,064,400
24,953	BlackRock MuniEnhanced Fund, Inc.	281,220
7,700	BlackRock MuniHoldings Fund II, Inc.	114,268
9,653	BlackRock MuniHoldings Fund, Inc.	154,545
32,596	BlackRock MuniHoldings Investment Quality Fund	446,239
19,500	BlackRock MuniHoldings Quality Fund II, Inc.	256,035
12,320	BlackRock MuniHoldings Quality Fund, Inc.	158,682
12,187	BlackRock MuniVest Fund II, Inc.	184,755
42,368	BlackRock MuniVest Fund, Inc.	408,428
31,324	BlackRock MuniYield Fund, Inc.	442,921
9,412	BlackRock MuniYield Investment Fund	137,698
7,986	BlackRock MuniYield Investment Quality Fund	106,533
19,292	BlackRock MuniYield Quality Fund II, Inc.	249,060
56,861	BlackRock MuniYield Quality Fund III, Inc.	793,211
21,228	BlackRock MuniYield Quality Fund, Inc.	315,024
17,702	Dreyfus Municipal Bond Infrastructure Fund, Inc.	206,936
13,775	Dreyfus Municipal Income, Inc.	125,628
33,422	Dreyfus Strategic Municipal Bond Fund, Inc.	267,710
41,415	Dreyfus Strategic Municipals, Inc.	339,603
25,558	DWS Municipal Income Trust	338,388
58,958	Eaton Vance Municipal Bond Fund	729,310
8,431	Eaton Vance Municipal Bond Fund II	102,015
10,642	Eaton Vance Municipal Income Term Trust	175,061
10,956	Eaton Vance Municipal Income Trust	133,992
14,657	Eaton Vance National Municipal Opportunities Trust	291,967
38,273	Invesco Advantage Municipal Income Trust II	427,127
40,491	Invesco Municipal Income Opportunities Trust	278,578
58,744	Invesco Municipal Opportunity Trust	728,426
52,793	Invesco Municipal Trust	648,298
50,087	Invesco Quality Municipal Income Trust	603,047
46,764	Invesco Trust for Investment Grade Municipals	603,723
40,341	Invesco Value Municipal Income Trust	609,553

Number of Shares		Value

18,637	MainStay DefinedTerm Municipal Opportunities Fund	$328,757
26,687	MFS High Income Municipal Trust	127,297
34,591	MFS Municipal Income Trust	228,992
11,153	Neuberger Berman Intermediate Municipal Fund, Inc.	167,295
68,346	Nuveen AMT-Free Municipal Income Fund	911,052
8,847	Nuveen AMT-Free Municipal Value Fund	145,976
37,249	Nuveen Dividend Advantage Municipal Fund	513,291
28,127	Nuveen Dividend Advantage Municipal Fund 2	389,278
42,881	Nuveen Dividend Advantage Municipal Fund 3	573,319
31,564	Nuveen Dividend Advantage Municipal Income Fund	435,583
14,370	Nuveen Enhanced Municipal Value Fund	204,916
82,411	Nuveen Insured Municipal Opportunity Fund, Inc.	1,158,699
37,205	Nuveen Insured Quality Municipal Fund, Inc.	483,293
44,783	Nuveen Intermediate Duration Municipal Term Fund	550,831
12,448	Nuveen Intermediate Duration Quality Municipal Term Fund	156,596
30,682	Nuveen Investment Quality Municipal Fund, Inc.	446,730
42,119	Nuveen Municipal Advantage Fund, Inc.	559,340
29,200	Nuveen Municipal High Income Opportunity Fund	380,184
44,159	Nuveen Municipal Market Opportunity Fund, Inc.	583,340
137,636	Nuveen Municipal Value Fund, Inc.	1,333,693
50,844	Nuveen Performance Plus Municipal Fund, Inc.	748,932
17,262	Nuveen Premier Municipal Income Fund, Inc.	233,555
67,814	Nuveen Premium Income Municipal Fund 2, Inc.	932,443
37,193	Nuveen Premium Income Municipal Fund 4, Inc.	473,095
60,817	Nuveen Premium Income Municipal Fund, Inc.	819,205
52,046	Nuveen Quality Income Municipal Fund, Inc.	715,633
33,665	Nuveen Select Quality Municipal Fund Inc	455,824
14,066	Nuveen Select Tax Free	191,157
11,942	Nuveen Select Tax Free 2	157,993
10,952	Nuveen Select Tax Free 3	150,700
11,626	PIMCO Municipal Income Fund	157,881
30,133	PIMCO Municipal Income Fund II	355,569
14,877	PIMCO Municipal Income Fund III	161,415
9,770	Pioneer Municipal High Income Advantage Trust	145,768
10,082	Pioneer Municipal High Income Trust	150,222
49,039	Putnam Managed Municipal Income Trust	350,138
40,846	Putnam Municipal Opportunities Trust	474,222

See Notes to Financial Statements

20

Number of Shares		Value

CLOSED-END FUNDS: (continued)
28,677	Western Asset Managed Municipals Fund, Inc.	$376,529
6,975	Western Asset Municipal Defined Opportunity Trust, Inc.	154,985
20,281	Western Asset Municipal High Income Fund, Inc.	146,834
8,378	Western Asset Municipal Partners Fund, Inc.	122,486
Total Closed-End Funds (Cost: $34,155,001)		31,861,992

MONEY MARKET FUND: 0.1% (Cost: $38,039)
38,039	Dreyfus Government Cash Management Fund	38,039
Total Investments: 99.9% (Cost: $34,193,040)		31,900,031
Other assets less liabilities: 0.1%		41,978
NET ASSETS: 100.0%		$31,942,009

Summary of Investments by Sector (unaudited)	% of Investments	Value
Financial	99.9%	$31,861,992
Money Market Fund	0.1	38,039
	100.0%	$31,900,031

The summary of inputs used to value the Fund’s investments as of April 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Closed-End Funds	$31,861,992	$–	$–	$31,861,992
Money Market Fund	38,039	–	–	38,039
Total	$31,900,031	$–	$–	$31,900,031

See Notes to Financial Statements

21

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

April 30, 2014

Principal Amount		Value

MUNICIPAL BONDS: 97.0%
Alabama: 2.1%
$5,495,000	Alabama Industrial Development Authority, Solid Waste Disposal, Pine City Fiber Company Project (RB) 6.45%, 06/05/14 (b)(c)	$5,508,242
1,500,000	Colbert County, Alabama Health Care Authority (RB) 5.75%, 06/05/14 (c)	1,464,960
	County of Jefferson, Alabama Sewer Revenue, Series D (RB)
2,900,000	6.00%, 10/01/23 (c)	3,078,466
5,500,000	6.50%, 10/01/23 (c)	5,922,400
1,000,000	Huntsville-Redstone Village Special Care Facilities Financing Authority (RB) 5.50%, 01/01/17 (c)	995,180
	Sylacauga Health Care Authority (RB)
1,450,000	6.00%, 08/01/15 (c)	1,455,669
1,800,000	6.00%, 08/01/15 (c)	1,774,314
		20,199,231
Alaska: 0.3%
	Northern Tobacco Securitization Corp. (RB)
2,170,000	5.00%, 06/01/14 (c)	1,759,262
1,990,000	5.00%, 06/01/14 (c)	1,458,252
		3,217,514
Arizona: 4.0%
	Arizona Health Facilities Authority (RB)
300,000	2.00%, 02/01/15	303,069
250,000	5.00%, 02/01/22 (c)	263,420
	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A (RB)
350,000	5.00%, 02/01/21	403,473
875,000	5.00%, 02/01/22 (c)	898,660
	Arizona Health Facilities Authority, The Beatitudes Campus Project (RB)
410,000	5.10%, 10/01/16 (c)	399,057
4,360,000	5.20%, 10/01/16 (c)	3,869,108
	Downtown Phoenix Hotel Corp., Series A (RB) (FGIC)
5,000,000	5.00%, 01/01/16 (c)	4,920,700
5,150,000	5.00%, 01/01/16 (c)	5,010,486
	Pima County, Arizona Industrial Development Authority, Charter School Projects, Series A (RB)
1,000,000	5.50%, 07/01/17 (c)	946,470
3,690,000	5.63%, 07/01/17 (c)	3,226,019
1,400,000	Pima County, Arizona Industrial Development Authority, Tucson Electric Power Company Project, Series A (RB) 5.25%, 10/01/20 (c)	1,451,506
200,000	Salt Verde Financial Corp (RB) 5.50%, 12/01/29	230,486
	Salt Verde Financial Corp. (RB)
6,000,000	5.00%, 12/01/32	6,598,200
6,980,000	5.00%, 12/01/37	7,666,343

Principal Amount		Value

Arizona: (continued)
$1,000,000	Tempe, Arizona Industrial Development Authority, Friendship Village of Tempe, Series A (RB) 6.25%, 12/01/21 (c)	$1,035,250
1,000,000	The Industrial Development Authority of the County of Pima, Edkey Charter Schools Project (RB) 6.00%, 07/01/20 (c)	851,420
1,500,000	Tucson, Arizona University Medical Center Corp., Hospital Revenue (RB) 5.00%, 07/01/15 (c)	1,504,245
		39,577,912
Arkansas: 0.3%
3,000,000	Rogers School District No 30 (GO) (SAW) 3.00%, 08/01/19 (c)	3,004,260
California: 8.0%
4,000,000	California County Tobacco Securitization Agency (RB) 5.00%, 06/01/17 (c)	3,170,040
4,800,000	California Housing Finance Agency, Series G (RB) 4.95%, 02/01/17 (c)	4,872,048
	California Municipal Finance Authority (RB)
1,500,000	6.00%, 07/01/22 (c)	1,520,115
930,000	7.00%, 06/01/22 (c)	952,869
1,000,000	California Municipal Finance Authority Revenue, Eisenhower Medical Center, Series A (RB) 5.75%, 07/01/20 (c)	1,052,220
850,000	California Municipal Finance Authority, Rocketship Education, Series A (RB) 6.00%, 06/01/22 (c)	865,419
	California Pollution Control Financing Authority, Poseidon Resources (Channelside) LP Desalination Project (RB)
6,000,000	5.00%, 07/01/22 (c) 144A	6,028,320
1,175,000	5.00%, 07/01/22 (c) 144A	1,153,016
1,000,000	California Statewide Communities Development Authority (RB) 6.00%, 10/01/22 (c)	997,070
3,000,000	California Statewide Communities Development Authority, Valleycare Health System, Series A (RB) 5.13%, 07/15/17 (c)	2,940,990
	California Statewide Community Development Authority, Daughters of Charity Health System, Series A (RB)
1,050,000	5.00%, 07/01/15 (c)	975,355
2,410,000	5.25%, 07/01/15 (c)	2,283,620
3,210,000	5.25%, 07/01/15 (c)	3,012,136
	California Statewide Community Development Authority, Educational Facilities - Huntington Park Charter School Project-A (RB)
750,000	5.15%, 07/01/17 (c)	659,828
500,000	5.25%, 07/01/17 (c)	420,805

See Notes to Financial Statements

22

Principal Amount		Value

California: (continued)
	California Statewide Community Development Authority, Thomas Jefferson Law School, Series A (RB)
$1,750,000	7.00%, 10/01/26 144A	$1,043,630
2,000,000	7.25%, 10/01/18 (c) 144A	1,192,620
2,500,000	7.25%, 10/01/18 (c) 144A	1,490,850
900,000	California Statewide Financing Authority, Pooled Tobacco Securitization Program (RB) 6.00%, 06/05/14 (c)	899,955
9,475,000	Foothill Transportation Corridor Agency, Tall Road Revenue, Series B-3 (RB) 5.50%, 07/15/22 (c) (p)	10,727,784
	Foothill-Eastern Transportation Corridor Agency (RB)
1,000,000	5.75%, 01/15/24 (c)	1,064,100
2,500,000	6.00%, 01/15/24 (c)	2,697,975
1,000,000	6.00%, 01/15/24 (c)	1,074,410
1,000,000	6.50%, 01/15/24 (c)	1,098,710
	Golden State Tobacco Securitization Corp., California Tobacco Settlement, Series A-1 (RB)
2,060,000	4.50%, 06/01/17 (c)	1,799,678
1,195,000	5.00%, 06/01/17 (c)	952,893
2,100,000	5.13%, 06/01/17 (c)	1,590,876
1,000,000	5.75%, 06/01/17 (c)	825,470
1,000,000	Golden State Tobacco Securitization Corp., California Tobacco Settlement, Series A-2 (RB) 5.30%, 06/01/22 (c)	782,990
235,000	Hesperia Community Redevelopment Agency, Refinancing and Redevelopment Projects, Series A (TA) (XLCA) 5.00%, 09/01/15 (c)	223,086
	Hesperia Public Financing Authority, Redevelopment and Housing Projects, Series A (TA) (XLCA)
800,000	5.00%, 09/01/17 (c)	802,128
3,100,000	5.00%, 09/01/17 (c)	3,029,537
505,000	5.00%, 09/01/17 (c)	480,922
2,515,000	5.50%, 09/01/17 (c)	2,545,180
465,000	5.50%, 09/01/17 (c)	468,181
815,000	Inland Empire Tobacco Securitization Authority, Inland Empire Tobacco Securitization Corp., Series A (RB) 4.63%, 06/01/17 (c)	760,053
235,000	Inland Empire Tobacco Securitization Authority, Inland Empire Tobacco Securitization Corp., Series B (RB) 5.75%, 06/01/21 (c)	225,515
165,000	Palomar Health (CP) 6.00%, 11/01/20 (c)	166,584
3,600,000	San Buenaventura, California Community Memorial Health System (RB) 7.50%, 12/01/21 (c)	4,100,544

Principal Amount		Value

California: (continued)
	San Joaquin Hills Transportation Corridor Agency, Toll Road Refunding Revenue, Series A (RB) (NATL)
$310,000	5.38%, 06/05/14 (c)	$310,062
4,320,000	5.50%, 06/05/14 (c)	4,321,512
140,000	San Joaquin Hills, California Transportation Corridor Agency, Senior Lien Toll Road (RB) 5.00%, 06/05/14 (c)	132,513
1,000,000	Thousand Oaks, California Community Facilities Special Tax, District No. 1994-1 (ST) 5.38%, 09/01/22 (c)	1,036,220
	Tobacco Securitization Authority of Southern California (RB)
1,000,000	5.00%, 06/01/14 (c)	793,790
690,000	5.13%, 06/01/14 (c)	536,240
		78,077,859
Colorado: 2.1%
1,500,000	City of Lakewood, Plaza Metropolitan District No. 1 (TA) 5.00%, 12/01/22 (c)	1,467,570
1,545,000	Colorado Health Facilities Authority, Covenant Retirement Communities, Inc. (RB) 4.00%, 12/01/22 (c)	1,497,383
	Colorado Health Facilities Authority, Health & Residential, Volunteers of America Care Facilities (RB)
950,000	5.20%, 07/01/14 (c)	916,883
1,700,000	5.30%, 07/01/14 (c)	1,413,159
	Colorado Health Facilities Authority, Senior Residences Project (RB)
1,000,000	6.75%, 06/01/22 (c)	1,023,000
1,500,000	7.00%, 06/01/22 (c)	1,532,280
1,000,000	Colorado State, UCDHSC Fitzsimons Academic Projects, Series B (CP) (NATL) 5.00%, 11/01/15 (c)	1,071,320
25,000	Denver Convention Center Hotel Authority (RB) (XLCA) 5.00%, 11/01/16 (c)	25,192
	Denver, Colorado Special Facilities Airport Revenue, United Air Lines Project, Series A (RB)
5,250,000	5.25%, 10/01/17 (c)	5,259,450
2,000,000	5.75%, 10/01/17 (c)	2,025,120
	E-470 Public Highway Authority (RB) (NATL)
5,000,000	5.25%, 09/01/26 (c) ^	1,413,850
4,000,000	5.75%, 09/01/40 ^	959,000
2,500,000	Salida Hospital District (RB) 5.25%, 10/01/16 (c)	2,451,475
		21,055,682

See Notes to Financial Statements

23

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Connecticut: 0.4%
$1,330,000	Connecticut State Resources Recovery Authority, American Refunding Fuel Comp. Project, Series A (RB) 6.45%, 06/05/14 (c)	$1,330,612
	Harbor Point Infrastructure Improvement District, Harbor Point Project, Series A (TA)
801,000	7.00%, 04/01/20 (c)	904,241
1,500,000	7.88%, 04/01/20 (c)	1,729,665
		3,964,518
Delaware: 0.2%
1,645,000	Delaware Economic Development Authority, Exempt Facility (RB) 5.38%, 10/01/20 (c)	1,672,060
District of Columbia: 0.7%
	District of Columbia (RB)
305,000	5.00%, 10/01/22 (c)	285,938
1,500,000	6.25%, 04/01/21 (c)	1,654,260
4,175,000	District of Columbia, Provident Group - Howard Properties, LLC Issue (RB) 5.00%, 10/01/22 (c)	3,705,479
1,500,000	Metropolitan Washington Airports Authority, Dulles Toll Road, Second Senior Lien, Series B (RB) 6.13%, 10/01/28 (c)	1,247,475
		6,893,152
Florida: 6.5%
1,490,000	Alachua County, Florida Health Facilities Authority, Oak Hammock at the University of Florida Project, Series A (RB) 8.00%, 10/01/22 (c)	1,735,910
	Alachua County, Florida Health Facilities Authority, Terraces at Bonita Springs Project, Series A (RB)
1,530,000	8.00%, 11/15/21 (c)	1,748,974
1,000,000	8.13%, 11/15/21 (c)	1,142,790
2,000,000	Callaway, Florida Capital Improvement Revenue, Special Capital Extension Project (RB) (ACA) 5.25%, 08/01/17 (c)	1,896,400
	County of Alachua, Industrial Development, Florida Retirement Village, Inc. Project, Series A (RB)
350,000	5.63%, 11/15/17 (c)	351,155
1,640,000	5.88%, 11/15/17 (c)	1,573,793
1,660,000	5.88%, 11/15/17 (c)	1,554,590
4,000,000	Florida Development Finance Corp., Renaissance Charter School, Inc. Projects, Series A (RB) 7.63%, 06/15/21 (c)	4,171,800
3,000,000	Hillsborough County, Florida Industrial Development Authority Revenue (RB) 7.13%, 06/05/14 (c) §	3,001,110
2,590,000	Lake County, Florida Industrial Development, Crane’s View Lodge Project, Series A (RB) 7.13%, 11/01/17 (c)	2,488,083

Principal Amount		Value

Florida: (continued)
	Lee County Industrial Development Authority, Industrial Development, Community Charter Schools, LLC Projects, Series A (RB)
$4,000,000	5.25%, 06/15/17 (c)	$4,021,400
3,500,000	5.38%, 06/15/17 (c)	3,492,895
4,000,000	5.75%, 06/15/22 (c)	4,080,200
130,000	Lee County Industrial Development Authority/FL (RB) 5.00%, 05/15/17 (c)	130,686
335,000	Lee County, Florida Industrial Development Authority Health Care Facilities, Shell Point/Alliance Obligation Group (RB) 5.13%, 11/15/16 (c)	334,772
	Martin County Health Facilities Authority (RB)
500,000	5.50%, 11/15/21 (c)	535,905
2,000,000	5.50%, 11/15/21 (c)	2,105,600
	Midtown Miami Community Development District (SA)
1,000,000	4.25%, 05/01/23 (a)(c)	1,005,200
2,000,000	4.25%, 05/01/23 (a)(c)	2,010,400
1,000,000	5.00%, 05/01/23 (a)(c)	999,000
1,180,000	Midtown Miami Community Development District, Infrastructure Project, Series B (SA) 6.50%, 06/05/14 (c)	1,183,363
1,500,000	Midtown Miami Community Development District, Parking Garage Project, Series A (SA) 6.25%, 06/05/14 (c)	1,504,275
	Orange County, Florida Health Facilities Authority, Orlando Lutheran Towers, Inc. (RB)
1,200,000	5.50%, 07/01/17 (c)	1,201,620
2,750,000	5.50%, 07/01/17 (c)	2,717,192
1,100,000	5.70%, 07/01/15 (c)	1,106,127
	Orlando, Florida Aviation Authority, JetBlue Airways Corp. Project (RB)
1,500,000	5.00%, 05/15/23 (c)	1,469,910
4,655,000	5.00%, 05/15/23 (c)	4,373,559
	Palm Beach County Health Facilities Authority (RB)
500,000	6.00%, 06/01/21 (a)	508,895
1,000,000	7.50%, 06/01/22 (a)(c)	1,066,140
1,785,000	Sarasota County Health Facilities Authority (RB) 5.75%, 07/01/17 (c)	1,661,960
3,895,000	Stuart, Florida Capital Trust Agency, Stuart Lodge Project, Series B (RB) 7.38%, 01/01/18 (c)	3,633,100
440,000	Sumter County, Florida Village Community Development District No. 8, Phase II (SA) 6.13%, 05/01/20 (c)	479,820

See Notes to Financial Statements

24

Principal Amount		Value

Florida: (continued)
$965,000	Sumter County, Florida Village Community Development District No. 9, Special Assessment Revenue (SA) 5.50%, 05/01/22 (c)	$1,008,734
2,945,000	Tavares, Florida Osprey Lodge at Lakeview Crest, Series A (RB) 8.75%, 07/01/16 (c)	3,048,900
		63,344,258
Georgia: 0.3%
2,100,000	DeKalb County, Georgia Hospital Authority, DeKalb Medical Center, Inc. Project (RB) 6.13%, 09/01/20 (c)	2,185,008
1,079,000	Georgia Local Government (CP) (NATL) 4.75%, 06/01/28	1,115,977
		3,300,985
Guam: 1.4%
2,750,000	Guam Government Department of Education, John F. Kennedy Project, Series A (CP) 6.88%, 12/01/20 (c)	2,798,345
1,000,000	Guam Government General Obligation, Series A (GO) 6.75%, 11/15/19 (c)	1,087,110
1,200,000	Guam Government Limited Obligation, Series A (RB) 5.63%, 12/01/19 (c)	1,300,860
1,000,000	Guam Government Waterworks Authority (RB) 5.50%, 07/01/23 (c)	1,046,020
2,850,000	Guam Government Waterworks Authority, Water & Wastewater System (RB) 5.88%, 07/01/15 (c)	2,944,563
	Guam Power Authority, Series A (RB)
160,000	5.00%, 10/01/22 (c)	166,336
250,000	5.50%, 10/01/20 (c)	265,053
3,000,000	Territory of Guam (GO) 7.00%, 11/15/19 (c)	3,229,680
1,000,000	Territory of Guam, Series A (GO) 5.25%, 11/15/17 (c)	977,530
		13,815,497
Hawaii: 0.3%
2,500,000	Kuakini, Hawaii Health System, Special Purpose Revenue, Series A (RB) 6.30%, 06/05/14 (c)	2,509,200
Illinois: 4.7%
	Chicago, Illinois, Series A (GO)
1,000,000	5.00%, 01/01/24 (c)	1,006,030
2,750,000	5.25%, 01/01/24 (c)	2,918,767
2,000,000	Cook County, Illinois Recovery Zone Facility, Navistar International Corp. Project (RB) 6.50%, 10/15/20 (c)	2,015,220
4,000,000	Harvey, Illinois, Series A (GO) 5.63%, 12/01/17 (c)	3,010,560

Principal Amount		Value

Illinois: (continued)
	Illinois Finance Authority (RB)
$1,000,000	5.00%, 04/01/16 (c)	$915,330
230,000	5.75%, 02/15/20 (c)	249,453
1,000,000	5.75%, 05/15/22 (c)	975,690
1,000,000	6.25%, 10/01/19 (c)	1,038,850
	Illinois Finance Authority, Franciscan Communities, Inc., Series A (RB)
2,800,000	5.13%, 05/15/23 (c)	2,486,008
1,500,000	5.25%, 05/15/23 (c)	1,352,925
	Illinois Finance Authority, Greenfields of Geneva Project, Series A (RB)
1,000,000	8.13%, 02/15/20 (c)	1,024,470
3,000,000	8.25%, 02/15/20 (c)	3,078,030
2,175,000	Illinois Finance Authority, Navistar International Corp. Project (RB) 6.50%, 10/15/20 (c)	2,191,552
	Illinois Finance Authority, Park Place of Elmhurst Project, Series A (RB)
300,000	8.00%, 05/15/15 (c)	200,457
610,000	8.00%, 05/15/20 (c)	407,687
1,625,000	8.13%, 05/15/20 (c)	1,086,361
350,000	Illinois Finance Authority, Peace Village (RB) 5.25%, 08/15/23	349,843
575,000	Illinois Finance Authority, Resurrection Health Care Corp. (RB) 6.13%, 05/15/19 (c)	637,899
2,000,000	Illinois Finance Authority, Roosevelt University Project (RB) 6.50%, 10/01/19 (c)	2,074,340
2,710,000	Illinois Finance Authority, Sherman Health System, Series A (RB) 5.50%, 08/01/17 (c)	2,956,610
2,070,000	Illinois Finance Authority, Swedish Covenant Hospital, Series A (RB) 6.00%, 02/15/20 (c)	2,198,154
	Illinois Finance Authority, The Admiral At The Lake Project, Series A (RB)
1,565,000	8.00%, 05/15/20 (c)	1,587,990
7,000,000	8.00%, 05/15/20 (c)	7,025,270
1,250,000	Illinois Finance Authority, The Admiral At The Lake Project, Series D-1 (RB) 7.00%, 05/27/14 (c)	1,251,487
655,000	Illinois Sports Facilities Authority (RB) (AMBAC) 5.00%, 06/02/14 (c)	656,520
1,000,000	Railsplitter Tobacco Settlement Authority (RB) 5.00%, 06/01/18	1,136,900
2,000,000	Southwestern Illinois Development Authority, United States Steel Corp. Project (RB) 5.75%, 08/01/22 (c)	1,781,020
		45,613,423
Indiana: 3.0%
	Carmel, Indiana, The Barrington of Carmel Project, Series A (RB)
1,500,000	7.13%, 11/15/22 (c)	1,573,590
3,000,000	7.13%, 11/15/22 (c)	3,137,160

See Notes to Financial Statements

25

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Indiana: (continued)
	Indiana Finance Authority (RB)
$1,000,000	5.00%, 07/01/23 (c)	$1,009,450
3,650,000	5.25%, 07/01/23 (c)	3,770,304
245,000	5.50%, 08/15/20 (c)	248,807
1,900,000	Indiana Finance Authority, Environmental Improvement Revenue, United States Steel Corp. Project (RB) 6.00%, 12/01/19 (b)	2,021,695
	Indiana Finance Authority, King’s Daughters’ Hospital & Health Services (RB)
1,475,000	5.13%, 08/15/20 (c)	1,533,012
2,500,000	5.50%, 08/15/20 (c)	2,546,225
	Indiana Finance Authority, Ohio Valley Electric Corp. Project, Series A (RB)
2,000,000	5.00%, 06/01/22 (c)	2,014,460
3,000,000	5.00%, 06/01/22 (b)(c)	2,999,880
1,040,000	Indiana Finance Authority, United States Steel Corp. Project (RB) 5.75%, 08/01/22 (c)	929,770
1,320,000	Indiana Health Facility Financing Authority, Hospital Revenue, The Methodist Hospitals, Inc. (RB) 5.50%, 06/05/14 (c)	1,320,396
	Vigo County, Indiana Hospital Authority, Union Hospital, Inc. (RB)
2,000,000	5.70%, 09/01/17 (c) 144A	1,939,640
3,000,000	5.75%, 09/01/17 (c) 144A	2,886,300
1,160,000	5.80%, 09/01/17 (c) 144A	1,113,728
		29,044,417
Iowa: 1.7%
	Iowa Finance Authority (RB)
163,200	2.00%, 06/05/14 (c)	1,632
870,000	2.70%, 11/15/24 (c)	544,794
4,885,000	Iowa Finance Authority, Alcoa, Inc. Project (RB) 4.75%, 08/01/22 (b)(c)	4,623,262
1,500,000	Iowa Finance Authority, Iowa Fertilizer Comp. Project (RB) 5.25%, 12/01/23 (c)	1,516,815
	Iowa Finance Authority, Iowa Fertilizer Company Project (RB)
500,000	5.00%, 12/01/19	509,225
2,000,000	5.50%, 12/01/18 (c)	2,040,340
610,000	Iowa Higher Education Loan Authority (RB) 5.75%, 09/01/20 (c)	616,698
5,230,000	Iowa Tobacco Settlement Authority (RB) 5.50%, 06/01/15 (c)	4,528,605
3,000,000	Iowa Tobacco Settlement Authority, Series C (RB) 5.38%, 06/01/15 (c)	2,591,940
		16,973,311

Principal Amount		Value

Kansas: 2.4%
	Manhattan, Kansas Health Care Facility Revenue, Meadowlark Hills Retirement Community, Series A (RB)
$1,000,000	5.00%, 05/15/17 (c)	$970,180
2,000,000	5.00%, 05/15/17 (c)	1,868,340
	Overland Park, Kansas Development Corp. (RB) (AMBAC)
18,000,000	5.13%, 01/01/17 (c)	16,951,500
1,000,000	5.25%, 01/01/17 (c)	955,600
2,550,000	Overland Park, Kansas, Prairiefire At Lionsgate Project (RB) 6.00%, 12/15/22 (c)	2,426,478
		23,172,098
Kentucky: 2.0%
4,000,000	County of Ohio, Kentucky Pollution Control, Big Rivers Electric Corp. Project, Series A (RB) 6.00%, 07/15/20 (c)	3,520,120
	Kentucky Economic Development Finance Authority (RB)
2,000,000	5.38%, 11/15/22 (c)	1,987,220
1,000,000	5.50%, 11/15/22 (c)	969,440
460,000	5.75%, 06/01/20 (c)	506,124
2,000,000	6.00%, 06/01/20 (c)	2,148,980
1,325,000	Kentucky Economic Development Finance Authority, Owensboro Medical Health System, Inc., Series A (RB) 6.38%, 06/01/20 (c)	1,435,187
2,000,000	Kentucky Economic Development Finance Authority, Owensboro Medical Health System, Inc., Series B (RB) 6.38%, 06/01/20 (c)	2,166,320
6,000,000	Kentucky Public Transportation Infrastructure Authority (RB) 5.75%, 07/01/23 (c)	6,482,520
		19,215,911
Louisiana: 1.0%
4,250,000	Lakeshore Village Master Community Development District (SA) 5.25%, 07/01/17 (d) §	1,487,500
	Louisiana Local Government Environmental Facilities & Community Development Authority, Westlake Chemical Corp. Project, Series A (RB)
910,000	6.50%, 08/01/20 (c)	1,022,167
2,300,000	6.50%, 11/01/20 (c)	2,548,193
270,000	Louisiana Public Facilities Authority (RB) (CIFG) 4.50%, 07/01/16 (c)	212,887
1,450,000	Louisiana Public Facilities Authority, Lake Charles Memorial Hospital Project (RB) 6.38%, 12/01/19 (c) 144A	1,553,950

See Notes to Financial Statements

26

Principal Amount		Value

Louisiana: (continued)
	Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Series A (RB)
$1,525,000	5.25%, 05/15/17 (c)	$1,572,687
1,050,000	5.38%, 05/15/17 (c)	1,083,211
		9,480,595
Maine: 0.8%
2,000,000	Maine Health & Higher Educational Facilities Authority (RB) 5.00%, 07/01/23 (c)	2,087,980
	Maine Health & Higher Educational Facilities Authority, General Medical Center (RB)
1,165,000	6.00%, 07/01/21 (c)	1,269,337
2,220,000	6.75%, 07/01/21 (c)	2,390,274
50,000	6.95%, 07/01/21 (c)	54,762
2,000,000	Rumford, Maine Solid Waste Disposal, Boise Cascade Corp. (RB) 6.88%, 06/05/14 (c)	2,010,160
		7,812,513
Maryland: 0.9%
2,445,000	Baltimore, Maryland, Convention Center Hotel Revenue, Series A (RB) (XLCA) 5.25%, 09/01/16 (c)	2,352,114
2,000,000	County of Howard, Maryland (RB) 5.25%, 04/01/17 (c)	1,883,580
3,000,000	Frederick County, Maryland Urbana Community Development Authority, Series B (ST) 5.50%, 07/01/20 (c)	2,922,660
2,000,000	Maryland Economic Development Corp., Chesapeake Bay Conference Center Project, Series A (RB) 5.00%, 12/01/16 (c)(d)	1,000,000
545,000	Maryland Health & Higher Educational Facilities Authority (RB) 5.75%, 01/01/18 (c)	558,276
		8,716,630
Massachusetts: 0.6%
	Massachusetts Development Finance Agency (RB)
3,500,000	4.88%, 11/01/17 (c)	3,449,600
220,000	5.50%, 07/01/21 (c)	226,266
465,000	Massachusetts Health & Educational Facilities Authority (RB) 5.38%, 06/05/14 (c)	463,819
2,000,000	Massachusetts Health & Educational Facilities Authority, Milton Hospital Issue, Series D (RB) 5.50%, 07/01/15 (c)	2,002,060
		6,141,745
Michigan: 3.2%
	City of Detroit, Michigan Sewage Disposal System Revenue (RB)
2,500,000	5.50%, 07/01/17 (c)	2,488,275
475,000	6.50%, 07/01/19 (c)	478,244
3,500,000	City of Detroit, Michigan Water Supply System Revenue (RB) 5.75%, 07/01/21 (c)	3,490,795

Principal Amount		Value

Michigan: (continued)
$345,000	Detroit Local Development Finance Authority (TA) 5.50%, 06/05/14 (c)	$329,775
315,000	Detroit, Michigan, Series A 5.00%	302,605
	Flint, Michigan Hospital Building Authority, Hurley Medical Center (RB)
2,000,000	4.75%, 07/01/23 (c)	1,688,960
990,000	7.38%, 07/01/20 (c)	1,038,866
	Kent Hospital Finance Authority, Metropolitan Hospital Project, Series A (RB)
2,510,000	5.25%, 07/01/15 (c)	2,597,373
1,000,000	5.75%, 07/01/15 (c)	1,041,660
1,450,000	6.00%, 07/01/15 (c)	1,510,784
1,500,000	Kentwood, Michigan Economic Development Corp., Holland Home Obligated Group (RB) 5.63%, 05/15/22 (c)	1,488,555
	Michigan Finance Authority, Senior Tax-Exempt Educational Facility Revenue, St. Catherine of Siena Academy Project, Series A (RB)
1,350,000	7.38%, 10/01/20	1,227,420
1,000,000	8.00%, 10/01/19 (c)	881,390
1,000,000	Michigan Municipal Bond Authority (RB) (AMBAC) 4.75%, 05/01/17 (c)	1,004,970
4,100,000	Michigan Solid Waste Disposal, Genesee Power Station Project (RB) 7.50%, 06/05/14 (c)	4,099,303
5,000,000	Michigan Tobacco Settlement Finance Authority (RB) 6.00%, 06/01/17 (c)	4,151,300
	Michigan Tobacco Settlement Finance Authority, Series A (RB)
1,450,000	5.13%, 06/01/17 (c)	1,273,796
2,000,000	6.88%, 06/01/18 (c)	1,887,640
		30,981,711
Minnesota: 1.2%
3,500,000	Saint Paul Housing & Redevelopment Authority (RB) 5.00%, 05/01/23 (c)	3,283,595
	Saint Paul, Minnesota Housing & Redevelopment Authority, Carondelet Village Project, Series A (RB)
500,000	6.00%, 08/01/17 (c)	505,355
500,000	6.00%, 08/01/17 (c)	503,010
2,500,000	Saint Paul, Minnesota Housing & Redevelopment Authority, HealthEast Project (RB) 6.00%, 11/15/15 (c)	2,556,575
	Wayzata, Minnesota Folkstone Senior Living Community, Series A (RB)
2,200,000	5.75%, 05/01/19 (c)	2,274,030
2,500,000	6.00%, 05/01/19 (c)	2,614,450
		11,737,015

See Notes to Financial Statements

27

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Mississippi: 0.0%
$280,000	Mississippi Development Bank, Series A (RB) (XLCA) 5.00%, 03/01/16 (c)	$284,365
Missouri: 0.8%
1,000,000	Citizens Memorial Hospital District of Polk County, Missouri Hospital (RB) 5.00%, 08/01/19 (c)	978,990
	Kansas City, Missouri Industrial Development Authority, Missouri Health Care Facilities First Mortgage, Series A (RB)
2,345,000	6.25%, 06/05/14 (c)	2,374,477
2,500,000	6.50%, 06/05/14 (c)	2,521,975
	St. Louis, Missouri Industrial Development Authority, Confluence Academy Project, Series A (RB)
580,000	5.00%, 06/15/15 (c)	545,565
1,150,000	5.25%, 06/15/15 (c)	1,041,647
570,000	5.35%, 06/15/15 (c)	481,992
		7,944,646
Nebraska: 0.4%
3,510,000	Nebraska Educational Finance Authority, Concordia University Project (RB) 5.00%, 10/01/15 (c)	3,485,886
Nevada: 0.2%
	City of North Las Vegas, Nevada (GO)
1,220,000	5.00%, 06/01/21 (c)	1,099,110
715,000	5.00%, 06/01/21 (c)	634,512
		1,733,622
New Jersey: 5.1%
1,000,000	Burlington County Bridge Commission, Burlington County, New Jersey, The Evergreens Project (RB) 5.63%, 01/01/18 (c)	936,090
	New Jersey Economic Development Authority (RB)
500,000	5.00%, 06/15/22 (c)	532,895
1,350,000	5.13%, 01/01/24 (c)	1,425,154
150,000	5.38%, 01/01/24 (c)	158,253
235,000	5.63%, 03/05/24 (c)	242,781
1,500,000	10.50%, 06/01/16 (c) 144A	1,506,765
840,000	New Jersey Economic Development Authority, Cigarette Tax Revenue (RB) 5.00%, 06/15/22 (c)	934,550
	New Jersey Economic Development Authority, Continental Airlines, Inc. Project (RB)
4,100,000	4.88%, 09/15/19	4,166,420
1,150,000	5.25%, 08/20/22 (c)	1,168,929
2,215,000	5.50%, 06/05/14 (c)	2,215,399
4,085,000	5.75%, 09/15/22 (c)	4,193,702
8,140,000	New Jersey Economic Development Authority, Gloucester Marine Project A (RB) 6.63%, 01/01/16 (c)	8,268,124
2,050,000	New Jersey Health Care Facilities Financing Authority, Saint Peter’s University System (RB) 6.25%, 07/01/21 (c)	2,154,591

Principal Amount		Value

New Jersey: (continued)
$2,000,000	New Jersey Health Care Facilities Financing Authority, St. Joseph’s Healthcare System (RB) 6.63%, 07/01/18 (c)	$2,122,740
	New Jersey Tobacco Settlement Financing Corp., Series A (RB)
7,500,000	5.00%, 06/01/17 (c)	6,435,300
3,385,000	5.00%, 06/01/17 (c)	2,680,785
5,035,000	Tobacco Settlement Financing Corp., Senior Series 1A (RB) 4.50%, 06/01/17 (c)	4,888,733
1,000,000	Tobacco Settlement Financing Corp., Senior Series A-1 (RB) 4.75%, 06/01/17 (c)	786,440
400,000	Tobacco Settlement Financing Corp., Senior Series B-1 (RB) 5.38%, 06/01/17 (c) ^	96,968
5,800,000	Tobacco Settlement Financing Corp., Series A (RB) 4.63%, 06/01/17 (c)	5,149,124
		50,063,743
New Mexico: 1.1%
600,000	County of Otero, Jail Project (RB) 5.75%, 10/01/16 (c)	566,124
3,160,000	Farmington, New Mexico Pollution Control, San Juan Project, Series F (RB) 6.25%, 06/01/20 (c)	3,390,143
2,850,000	Otero County, New Mexico Jail Project Revenue (RB) 6.00%, 10/01/16 (c)	2,480,070
6,000,000	Otero County, New Mexico Jail Project Revenue (RB) 6.00%, 10/01/16 (c)	4,686,900
		11,123,237
New York: 6.4%
4,510,000	Chautaugua County, New York Industrial Development, NRG Dunkirk Power Project (RB) 5.88%, 02/01/20 (c)	4,734,192
1,465,000	Erie County, New York Industrial Development Agency, Orchard Park CCRC, Inc. Project, Series A (RB) 6.00%, 11/15/16 (c)	1,463,169
1,000,000	Hudson Yards Infrastructure Corp. New York, Series A (RB) 5.00%, 02/15/17 (c)	1,024,130
	Nassau County Local Economic Assistance Corp. (RB)
1,000,000	5.00%, 07/01/22 (c)	1,047,670
415,000	5.00%, 07/01/22 (c)	426,728
500,000	Nassau County, New York Project Individual Development Agency, Continuing Care Retirement Home, Amsterdam at Harborside, Series A (RB) 6.70%, 01/01/18 (c)	255,820

See Notes to Financial Statements

28

Principal Amount		Value

New York: (continued)
	New York City Industrial Development Agency (RB) (FGIC)
$200,000	4.50%, 09/01/16 (c)	$200,426
600,000	5.00%, 01/01/17 (c)	601,440
	New York City Industrial Development Agency, British Airways Plc Project (RB)
5,550,000	5.25%, 06/05/14 (c)	5,415,412
5,000,000	7.63%, 06/05/14 (c)	5,013,300
2,000,000	New York City Industrial Development Agency, Civic Facility, Bronx Parking Development Company, LLC Project (RB) 5.88%, 10/01/17 (c) (d)	780,000
2,000,000	New York City Industrial Development Agency, Civic Facility, Vaughn College of Aeronautics & Technology Project, Series A (RB) 5.00%, 12/01/16 (c)	1,929,700
	New York City Industrial Development Agency, Queens Baseball Stadium Project (RB) (AMBAC)
1,970,000	4.75%, 01/01/17 (c)	1,816,222
790,000	5.00%, 01/01/17 (c)	763,164
600,000	New York City Industrial Development Agency, Special Facility, JetBlue Airways Corp. Project (RB) 5.00%, 06/05/14 (c)	600,036
1,000,000	New York City Industrial Development Agency, Vaughn Collage of Aeronautics and Technology Project (RB) 5.00%, 12/01/16 (c)	938,730
2,070,000	New York Dormitory Authority, Yeshiva University (RB) 5.00%, 09/01/19 (c)	2,209,125
2,000,000	New York Liberty Development Corp. (RB) 5.00%, 03/15/22 (c)	2,046,860
2,170,000	New York State Dormitory Authority (RB) 5.00%, 07/01/17 (c)	2,183,693
1,150,000	New York Suffolk County Industrial Development Agency, Southampton Hospital Association Civic Facility, Series B (RB) 7.63%, 06/05/14 (c)	1,150,391
4,750,000	Niagara Area Development Corp (RB) 5.25%, 11/01/17 (c)	4,767,955
1,000,000	Onondaga Civic Development Corp (RB) 4.63%, 07/01/19 (c)	1,004,730
	Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center Project (RB)
3,000,000	4.50%, 07/01/22 (c)	2,784,960
3,140,000	5.00%, 07/01/22 (c)	2,937,564
200,000	Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center Project, Series A (RB) 5.00%, 07/01/19	207,618

Principal Amount		Value

New York: (continued)
$1,295,000	Suffolk County Industrial Development Agency, Dowling College Civic Facility, Series A (RB) (ACA) 4.75%, 06/01/16 (c)	$1,199,299
1,000,000	Syracuse Industrial Development Agency (RB) (XLCA) 5.00%, 01/01/17 (c)	1,008,840
	Tsasc, Inc., New York City Tobacco Settlement, Series 1 (RB)
5,000,000	5.00%, 06/01/16 (c)	4,190,050
6,025,000	5.13%, 06/01/16 (c)	4,856,752
1,250,000	Westchester County Local Development Corp (RB) 5.50%, 05/01/24 (c)	1,313,712
2,500,000	Westchester Tobacco Asset Securitization/NY (RB) 5.13%, 06/01/15 (c)	2,012,675
1,500,000	Westchester, New York Tobacco Asset Securitization Corp. (RB) 5.13%, 06/01/15 (c)	1,355,055
		62,239,418
North Carolina: 1.1%
3,000,000	Charlotte, North Carolina, US Airways, Inc. Project (RB) 5.60%, 06/05/14 (c)	3,009,360
3,000,000	Gaston County, North Carolina Industrial Facilities & Pollution Control Financing Authority (RB) 5.75%, 08/01/15 (c) §	2,917,650
850,000	North Carolina Albemarle Hospital Authority, Health Care Facilities (RB) 5.25%, 10/01/17 (c)	978,681
	North Carolina Medical Care Commission, Lutheran Services for the Aging, Series A (RB)
245,000	4.75%, 03/01/22 (c)	240,649
820,000	5.00%, 03/01/22 (c)	819,943
1,330,000	5.00%, 03/01/22 (c)	1,302,509
1,395,000	North Carolina Medical Care Commission, Retirement Facilities, Galloway Ridge Project (RB) 6.00%, 01/01/20 (c)	1,431,117
		10,699,909
North Dakota: 0.0%
500,000	City of Grand Forks, North Dakota, Altru Health System Obligated Group (RB) 5.00%, 12/01/21 (c)	517,825
Ohio: 6.2%
	Buckeye Tobacco Settlement Financing Authority (RB)
2,000,000	5.38%, 06/01/17 (c)	1,741,560
4,765,000	6.00%, 06/01/17 (c)	3,908,587
540,000	6.25%, 06/01/22 (c)	463,277
9,750,000	Buckeye Tobacco Settlement Financing Authority, Series A-2 (RB) 5.13%, 06/01/17 (c)	8,412,105

See Notes to Financial Statements

29

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Ohio: (continued)
	Buckeye, Ohio Tobacco Settlement Finance Authority, Asset-Backed- Senior-Turbo, Series A-2 (RB)
$2,500,000	5.88%, 06/01/17 (c)	$2,083,225
5,000,000	5.88%, 06/01/17 (c)	4,057,250
1,530,000	6.50%, 06/01/17 (c)	1,348,787
750,000	City of Cleveland, Ohio Airport Special Revenue, Continental Airlines, Inc. Project (RB) 5.70%, 06/05/14 (c)	750,203
1,035,000	Cleveland, Ohio Airport Special Revenue, Continental Airlines, Inc. Project (RB) 5.38%, 06/05/14 (c)	1,034,441
2,885,000	Cleveland, Ohio Airport System Revenue (RB) 5.00%, 01/01/22 (c)	3,142,948
1,750,000	County of Hamilton, Ohio The Christ Hospital Project (RB) 5.00%, 06/01/22 (c)	1,813,420
2,300,000	County of Lucas, Ohio Lutheran Homes Society, Inc. Obligated Group Project (RB) 6.63%, 11/01/20 (c)	2,443,451
2,000,000	County of Muskingum, Ohio, Genesis HealthCare System Obligated Group Project (RB) 5.00%, 02/15/23 (c)	1,865,900
2,000,000	Franklin, Ohio, First Community Village Obligated Group (RB) 5.63%, 07/01/20 (c)	1,647,060
2,920,000	Lorain County, Ohio Port Authority, United States Steel Corp. Project (RB) 6.75%, 12/01/20 (c)	3,037,326
2,000,000	Muskingum County, Ohio Hospital Facilities, Genesis HealthCare System Obligated Group Project (RB) 5.00%, 02/15/23 (c)	1,797,660
1,000,000	Ohio Air Quality Development Authority, AK Steel Corp. Project (RB) 6.75%, 02/01/22 (c)	960,490
3,550,000	Ohio State Environmental Facilities, Ford Motor Company Project (RB) 5.75%, 04/01/15 (c)	3,588,162
4,805,000	Ohio State Higher Educational Facility Commission, Ashland University Project (RB) 6.25%, 09/01/20 (c)	4,545,866
5,000,000	Ohio State Solid Waste Disposal, USG Corp. Project (RB) 5.60%, 06/05/14 (c)	5,001,400
850,000	Ohio State Water Development Authority (RB) 5.88%, 06/01/16 (p)	917,601
	Southeastern Ohio Port Authority, Hospital Facilities Revenue, Memorial Health System Obligated Group Project (RB)
2,000,000	5.75%, 12/01/22 (c)	1,981,900
4,000,000	6.00%, 12/01/22 (c)	3,962,000
		60,504,619

Principal Amount		Value

Oklahoma: 0.6%
$2,057,834	Kingfisher Hospital Authority (RB) 6.50%, 06/05/14 (c) §	$2,058,246
1,500,000	Oklahoma County Finance Authority, Epworth Villa Project, Series A (RB) 5.13%, 04/01/22 (c)	1,450,035
1,000,000	Oklahoma Development Finance Authority (RB) 5.13%, 12/01/17 (c)	928,640
1,000,000	Oklahoma Development Finance Authority, Inverness Village Community (RB) 6.00%, 01/01/22 (c)	1,022,040
		5,458,961
Oregon: 0.1%
	Oregon State Facilities Authority, Concordia University Project, Series A (RB)
650,000	6.13%, 09/01/20 (c) 144A	680,563
750,000	6.38%, 09/01/20 (c) 144A	787,020
		1,467,583
Pennsylvania: 1.9%
	Allegheny County, Pennsylvania Industrial Development Authority, United States Steel Corp. Project (RB)
1,345,000	5.75%, 08/01/22 (c)	1,207,191
1,000,000	6.75%, 12/01/21 (c)	1,095,300
1,000,000	6.88%, 11/01/19 (c)	1,076,620
2,980,000	Allentown Neighborhood Improvement Zone Development Authority (RB) 5.00%, 05/01/22 (c)	2,957,799
400,000	Cumberland County Municipal Authority (RB) 5.25%, 01/01/22 (c)	398,148
390,000	Delaware County Authority (RB) 5.00%, 12/15/16 (c)	385,928
6,300,000	Harrisburg, Philadelphia University Revenue, Series B (RB) 6.00%, 09/01/17 (c) (d) §	2,854,656
1,500,000	Lancaster County Hospital Authority, Brethren Village Project, Series A (RB) 6.50%, 07/01/17 (c)	1,555,500
600,000	Pennsylvania Economic Development Finance Authority, Colver Project, Series G (RB) 5.13%, 12/01/15	622,896
1,800,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal, USG Corp. Project (RB) 6.00%, 06/05/14 (c)	1,802,286
	Philadelphia Authority for Industrial Development (RB)
1,000,000	7.25%, 06/15/24 (c)	1,021,420
2,130,000	8.20%, 01/01/23 (c)	2,204,188
350,000	Philadelphia Authority for Industrial Development, Series A (RB) 5.88%, 06/15/22	355,954

See Notes to Financial Statements

30

Principal Amount		Value

Pennsylvania: (continued)
	Philadelphia Hospitals & Higher Education Facilities Authority, Temple University Health System Obligated Group, Series A (RB)
$490,000	5.50%, 07/01/17 (c)	$488,922
800,000	5.63%, 07/01/22 (c)	768,832
		18,795,640
Puerto Rico: 5.3%
	Commonwealth of Puerto Rico (GO)
420,000	4.50%, 07/01/22 (c)	286,318
45,000	5.00%, 07/01/16 (c)	31,443
415,000	5.13%, 07/01/22 (c)	293,758
250,000	5.25%, 07/01/14 (c)	198,913
100,000	5.25%, 07/01/22 (c)	74,736
650,000	5.50%, 07/01/18	574,522
100,000	5.50%, 07/01/21 (c)	73,717
840,000	5.75%, 07/01/19 (c)	622,154
30,000	6.00%, 07/01/19 (c)	22,657
2,500,000	8.00%, 07/01/20 (c)	2,320,250
100,000	Commonwealth of Puerto Rico, Public Improvement, Series A (GO) 5.50%, 07/01/19	86,955
	Puerto Rico Commonwealth Aqueduct & Sewer Authority (RB)
1,740,000	5.25%, 07/01/22 (c)	1,167,227
700,000	5.75%, 07/01/22 (c)	488,278
1,500,000	6.00%, 07/01/18 (c)	1,058,070
1,040,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, Series A (RB) 5.00%, 07/01/22 (c)	697,840
7,705,000	Puerto Rico Commonwealth Aqueduct and Sewer Authority, Series A (RB) 6.00%, 07/01/22 (c)	5,393,423
13,000,000	Puerto Rico Commonwealth Children’s Trust Tobacco Settlement Asset- Backed Bond, Series A (RB), 6.48%, 05/15/15 (c) ^	971,750
1,000,000	Puerto Rico Commonwealth Highways and Transportation Authority, Series N (RB) 5.50%, 07/01/23	543,070
3,000,000	Puerto Rico Commonwealth Infrastructure Financing Authority, Series B (RB) 5.00%, 07/01/16 (c)	1,532,580
305,000	Puerto Rico Commonwealth Public Improvement, Series A (GO) 6.00%, 07/01/21 (c)	229,482
655,000	Puerto Rico Commonwealth Public Improvement, Series A (GO) 5.00%, 07/01/22 (c)	451,996
460,000	Puerto Rico Commonwealth, Government Development, Series B (RB) 5.00%, 12/01/15	434,829
	Puerto Rico Convention Center District Authority (RB) (CIFG)
25,000	4.50%, 07/01/16 (c)	19,067
500,000	5.00%, 07/01/16 (c)	310,300

Principal Amount		Value

Puerto Rico: (continued)
$200,000	Puerto Rico Convention Center District Authority, Series A (RB) (FGIC) 4.75%, 07/01/16 (c)	$132,394
	Puerto Rico Electric Power Authority (RB)
890,000	4.80%, 07/01/22 (c)	527,289
525,000	5.00%, 07/01/20	350,632
975,000	5.00%, 07/01/20 (c)	625,034
165,000	5.00%, 07/01/20 (c)	107,153
925,000	5.00%, 07/01/17 (c)	565,018
1,585,000	5.00%, 07/01/17 (c)	927,494
3,000,000	5.25%, 07/01/18 (c)	1,773,780
1,440,000	5.25%, 07/01/20 (c)	846,000
85,000	5.38%, 07/01/18 (c)	56,840
45,000	5.50%, 07/01/18 (c)	29,745
350,000	7.00%, 07/01/23 (c)	233,699
	Puerto Rico Electric Power Authority, Series A (RB)
4,500,000	5.00%, 07/01/22 (c)	2,632,995
2,900,000	5.05%, 07/01/22 (c)	1,699,719
325,000	Puerto Rico Electric Power Authority, Series AAA (RB) 5.25%, 07/01/20 (c)	211,585
125,000	Puerto Rico Electric Power Authority, Series CCC (RB) 5.00%, 07/01/20 (c)	81,176
	Puerto Rico Electric Power Authority, Series TT (RB)
260,000	5.00%, 07/01/17 (c)	166,676
375,000	5.00%, 07/01/17	316,298
2,100,000	Puerto Rico Electric Power Authority, Series VV (RB) (NATL) 5.25%, 07/01/29	1,998,633
	Puerto Rico Electric Power Authority, Series ZZ (RB)
500,000	4.00%, 07/01/16	430,945
500,000	5.00%, 07/01/16	440,255
385,000	5.00%, 07/01/18	293,713
175,000	5.25%, 07/01/20 (c)	112,198
500,000	5.25%, 07/01/20 (c)	315,200
2,500,000	5.25%, 07/01/20 (c)	1,562,975
1,500,000	5.25%, 07/01/20 (c)	936,255
200,000	Puerto Rico Government Development, Series B (RB) 5.00%, 12/01/16	187,250
820,000	Puerto Rico Highway & Transportation Authority, Series N (RB) (NATL) 5.25%, 07/01/33	761,026
	Puerto Rico Highways & Transportation Authority (RB)
500,000	5.00%, 07/01/15 (c)	393,555
115,000	5.00%, 07/01/15 (c)	80,341
1,500,000	5.00%, 07/01/17 (c)	798,465
400,000	5.00%, 07/01/15 (c)	211,684
780,000	5.00%, 06/05/14 (c)	400,288
1,020,000	5.00%, 07/01/17 (c)	535,622
200,000	5.00%, 07/01/17 (c)	105,008
250,000	5.25%, 06/05/14 (c)	170,578
1,055,000	5.50%, 07/01/22	617,175
2,000,000	5.50%, 07/01/24	1,092,580

See Notes to Financial Statements

31

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Puerto Rico: (continued)
$1,500,000	5.50%, 07/01/25	$817,800
1,500,000	5.50%, 07/01/26	809,730
155,000	Puerto Rico Highways & Transportation Authority, Series K (RB) 5.00%, 07/01/15 (c)	100,657
385,000	Puerto Rico Highways & Transportation Authority, Series N (RB) 5.50%, 07/01/21	227,150
	Puerto Rico Infrastructure Financing Authority (RB)
1,000,000	5.00%, 12/15/21 (c)	671,350
1,065,000	5.00%, 07/01/16 (c)	663,197
265,000	5.00%, 07/01/16 (c)	164,191
860,000	5.25%, 12/15/21 (c)	548,198
	Puerto Rico Public Buildings Authority (RB) (COMWLTH GTD)
1,485,000	5.00%, 07/01/17 (c)	1,029,328
320,000	5.00%, 07/01/14 (c)	219,376
325,000	5.25%, 06/05/14 (c)	226,239
25,000	5.50%, 07/01/17 (c)	21,574
745,000	5.50%, 07/01/14 (c)	527,713
505,000	5.75%, 07/01/16 (c)	397,637
20,000	6.00%, 07/01/19	16,856
35,000	6.00%, 07/01/19 (c)	29,139
1,655,000	6.00%, 07/01/21 (c)	1,207,951
1,165,000	6.75%, 07/01/19 (c)	899,543
1,570,000	Puerto Rico Public Buildings Authority, Government Facilities (RB) (COMWLTH GTD) 5.25%, 07/01/14 (c)	1,097,634
1,865,000	Puerto Rico Public Financing Corp., Commonwealth Appropriation, Series B (RB) 5.50%, 08/01/21 (c)	1,154,677
500,000	University of Puerto Rico (RB) 5.00%, 06/01/16 (c)	338,905
445,000	University of Puerto Rico, Series P (RB) 5.00%, 06/01/16 (c)	294,875
		52,074,328
Rhode Island: 0.3%
3,000,000	Rhode Island Health And Educational Building Corp., Tockwotton Home (RB) 8.38%, 01/01/21 (c)	3,389,370
20,000	Tobacco Settlement Financing Corp., Series A (RB) 6.25%, 06/05/14 (c)	20,002
		3,409,372
South Carolina: 1.6%
600,000	South Carolina Jobs, Economic Development Authority (RB) 5.38%, 08/01/19 (c)	669,504
	South Carolina Jobs-Economic Development Authority, First Mortgage Health Care Facilities, The Lutheran Homes of South Carolina, Inc. (RB)
3,450,000	5.50%, 05/01/17 (c)	3,476,392
3,100,000	5.63%, 05/01/17 (c)	3,054,864

Principal Amount		Value

South Carolina: (continued)
$9,685,000	South Carolina Jobs-Economic Development Authority, Hospital Improvement, Hampton Regional Medical Center Project (RB) 5.25%, 11/01/16 (c)	$8,717,565
		15,918,325
South Dakota: 0.7%
	Sioux Falls, South Dakota Health Facilities, Dow Rummel Village Project (RB)
1,250,000	5.00%, 11/15/16 (c)	1,284,300
5,675,000	5.00%, 11/15/16 (c)	5,456,002
		6,740,302
Tennessee: 0.8%
	Shelby County, Tennessee Health, Educational and Housing Facility Board (RB)
2,000,000	5.25%, 12/01/22 (c)	1,962,180
2,500,000	5.38%, 12/01/22 (c)	2,441,050
3,000,000	Shelby County, Tennessee Health, Educational and Housing Facility Board, Trezevant Manor Project, Series A (RB) 5.50%, 09/01/23 (c)	2,713,050
395,000	Sullivan County, Tennessee Health, Educational & Housing Facilities Board, Series C (RB) 5.25%, 09/01/16 (c)	408,750
		7,525,030
Texas: 6.5%
2,255,000	Central Texas Regional Mobility Authority, Senior Lien Revenue (RB) 6.25%, 01/01/21 (c)	2,490,535
725,000	Decatur, Texas Hospital Authority, Series A (RB) 6.38%, 09/01/23 (c)	733,802
500,000	Grand Parkway Transportation Corp (RB) 5.50%, 10/01/23 (c)	533,630
1,000,000	Gulf Coast Industrial Development Authority, CITGO Petroleum Corp. Project (RB) 4.88%, 10/01/22 (c)	992,860
1,000,000	Harris County, Texas Cultural Education Facilities, Brazos Presbyterian Homes, Inc. Project, Series A (RB) 5.13%, 01/01/23 (c)	841,380
	Hidalgo County, Texas Health Services Corp., Mission Hospital Project (RB)
705,000	5.00%, 08/15/16	741,519
1,000,000	5.00%, 08/15/17 (c)	1,011,060
2,000,000	Houston, Texas Airport System Revenue, Series E (RB) 6.75%, 06/05/14 (c)	2,005,040
3,500,000	Houston, Texas Airport System Special Facilities Revenue, Continental Airlines, Inc. Terminal Improvement Projects (RB) 6.50%, 07/15/21 (c)	3,826,900

See Notes to Financial Statements

32

Principal Amount		Value

Texas: (continued)
$340,000	IAH Public Facility Corp (RB) 6.13%, 11/01/14 (c)	$208,726
3,000,000	Jefferson County Industrial Development Corp., Texas, Port of Beaumont Petroleum Transload Terminal, LLC Project (RB) 8.25%, 07/01/22 (c) §	3,123,810
	Love Field Airport Modernization Corp., Southwest Airline Co. (RB)
3,000,000	5.00%, 11/01/22 (c)	3,194,130
625,000	5.25%, 11/01/20 (c)	652,194
1,135,000	North Texas Tollway Authority (RB) 5.75%, 01/01/18 (c)	1,235,277
2,000,000	Port of Bay City Authority of Matagorda County, Texas, Hoechst Celanese Corp. Project (RB) 6.50%, 06/05/14 (c)	2,002,740
2,060,000	Red River Authority of Texas, Celanese Project, Series B (RB) 6.70%, 06/05/14 (c)	2,064,223
	Red River Health Facilities Development Corp., Eden Home, Inc. Project (RB)
1,080,000	7.00%, 12/01/21 (c)	1,097,042
1,000,000	7.25%, 12/01/21 (c)	1,006,260
500,000	San Antonio, Texas Convention Hotel Finance Corp. (RB) (AMBAC) 5.00%, 07/15/15 (c)	486,690
10,000,000	Sanger Industrial Development Corp., Texas Pellets Project, Series B (RB) 8.00%, 07/01/22 (c)	10,505,600
1,000,000	Tarrant County Cultural Education Facilities Finance Corp., Series C-1 (RB) 7.50%, 06/05/14 (c)	981,110
1,500,000	Tarrant County, Texas Cultural Education Facilities Finance Corp., Northwest Senior Housing Corporation - Edgemere Project, Series A (RB) 6.00%, 11/15/16 (c)	1,542,705
1,050,000	Tarrant County, Texas Cultural Education Facilities Finance Corp., Stayton at Museum Way Project, Series A (RB) 8.00%, 11/15/19 (c)	879,228
	Texas Municipal Gas Acquisition & Supply Corp III (RB)
270,000	5.00%, 12/15/22 (c)	289,494
1,500,000	5.00%, 12/15/22 (c)	1,562,775
	Texas Municipal Gas Acquisition and Supply Corp., Senior Lien, Series D (RB)
500,000	5.63%, 12/15/17	550,525
6,000,000	6.25%, 12/15/26	7,260,120
4,000,000	Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Group, LLC Project, Senior Lien (RB) 7.00%, 06/30/20 (c)	4,648,480

Principal Amount		Value

Texas: (continued)
$475,000	Texas Transportation Commission, Series A (RB) 5.00%, 08/15/22 (c)	$489,245
	Travis County, Texas Health Facilities Development Corp., First Mortgage Revenue, Longhorn Village Project, Series A (RB)
785,000	6.00%, 01/01/21 (c)	813,637
2,950,000	7.00%, 01/01/21 (c)	3,129,507
2,365,000	7.13%, 01/01/21 (c)	2,477,314
		63,377,558
Vermont: 0.6%
5,000,000	Burlington, Vermont Airport Revenue, Series A (RB) 4.00%, 07/01/22 (c)	4,385,450
1,100,000	Vermont Economic Development Authority, Wake Robin Corp. Project (RB) 5.40%, 05/01/22 (c)	1,084,578
		5,470,028
Virgin Islands: 0.6%
	Virgin Islands Public Finance Authority (RB)
335,000	5.00%, 10/01/20 (c)	345,911
1,200,000	5.25%, 10/01/20 (c)	1,255,668
895,000	Virgin Islands Public Finance Authority, Virgin Islands Gross Receipts Taxes Loan Note (RB) 4.25%, 10/01/16 (c)	835,321
800,000	Virgin Islands Public Finance Authority, Virgin Islands Gross Receipts Taxes Loan Note, Series A (RB) (ACA) 5.00%, 10/01/14 (c)	801,016
1,000,000	Virgin Islands Public Finance Authority, Virgin Islands Matching Fund Loan Note, Diageo Project, Series A (RB) 6.75%, 10/01/19 (c)	1,090,830
1,070,000	Virgin Islands Water & Power Authority (RB) 5.00%, 07/01/17 (c)	919,472
1,125,000	Virgin Islands Water and Power Authority, Series B (RB) 5.00%, 07/01/17 (c)	986,771
		6,234,989
Virginia: 3.7%
	Albermarle County, Virginia Economic Development Authority, Series A (RB)
640,000	4.63%, 01/01/23 (c)	587,373
1,500,000	5.00%, 01/01/23 (c)	1,473,420
2,750,000	City of Chesapeake, Virginia Chesapeake Expressway Toll Road Revenue (RB) 5.00%, 07/15/22 (c)	2,784,842
1,520,000	Fairfax County, Virginia Economic Development Authority, Residential Care Facilities Mortgage Revenue (RB) 5.13%, 10/01/17 (c)	1,538,620

See Notes to Financial Statements

33

HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Virginia: (continued)
	Fairfax County, Virginia Economic Development Authority, Series A (RB)
$1,000,000	5.00%, 12/01/23 (c)	$976,190
2,000,000	5.00%, 12/01/23 (c)	1,936,720
	Fairfax County, Virginia Mosaic District Community Development Authority, Series A (SA)
1,450,000	6.63%, 03/01/21 (c)	1,609,398
1,000,000	6.88%, 03/01/21 (c)	1,120,030
	Hanover County, Virginia Economic Development Authority, Series A (RB)
1,500,000	5.00%, 07/01/22 (c)	1,385,070
1,500,000	5.00%, 07/01/22 (c)	1,362,840
1,000,000	Peninsula Ports Authority, Residential Care Facility Revenue, Series C (RB) 5.40%, 12/01/16 (c)	893,330
	Route 460 Funding Corp (RB)
3,000,000	5.00%, 07/01/23 (c)	3,032,760
5,000,000	5.13%, 07/01/23 (c)	5,122,650
7,050,000	Tobacco Settlement Financing Corp., Senior Series B-1 (RB) 5.00%, 06/01/17 (c)	5,055,766
	Virginia Small Business Financing Authority, Elizabeth River Crossing Opco, LLC Project (RB)
2,000,000	5.50%, 07/01/22 (c)	2,087,940
3,000,000	6.00%, 07/01/22 (c)	3,263,580
1,750,000	Virginia Small Business Financing Authority, Senior Lien 95 Express Lanes, LLC Project (RB) 5.00%, 01/01/22 (c)	1,742,370
		35,972,899
Washington: 2.0%
1,000,000	Greater Wenatchee Regional Events Center Public Facilities Dist (RB) 5.50%, 09/01/22 (c)	1,005,220
3,000,000	Port of Seattle Industrial Development Corp., Delta Air Lines, Inc. Project (RB) 5.00%, 04/01/23 (c)	2,916,480
1,000,000	Washington Health Care Facilities Authority (RB) 4.75%, 12/01/16 (c)	957,420
750,000	Washington Health Care Facilities Authority, Central Washington Health Services Association (RB) 6.25%, 07/01/19 (c)	838,973
3,000,000	Washington State Housing Finance Commission, Mirabella Project, Series A (RB) 6.75%, 10/01/22 (c)	2,952,810
	Washington State Housing Finance Commission, Skyline at First Hill Project, Series A (RB)
1,545,000	5.25%, 01/01/17	1,545,263
4,000,000	5.63%, 01/01/17 (c)	3,864,520
5,800,000	5.63%, 01/01/17 (c)	5,436,224
		19,516,910

Principal Amount		Value

West Virginia: 1.8%
$3,500,000	County of Pleasants, West Virginia (RB) 5.25%, 10/15/17 (c)	$3,564,925
1,800,000	Ohio County, West Virginia Commission Special District Excise Tax & Improvement, The Highland Project, Series B (RB) 5.63%, 03/01/16 (c)	1,807,362
5,275,000	Philippi, West Virginia, The Philippi Municipal Building Commission, Series A (RB) 7.75%, 10/01/22 (c)	5,148,189
2,000,000	West Virginia Hospital Finance Authority, Highland Hospital Obligated Group (RB) 9.13%, 10/01/21 (c)	1,985,160
	West Virginia Hospital Finance Authority, Thomas Health System, Inc. (RB)
1,500,000	6.50%, 10/01/18 (c)	1,521,030
2,000,000	6.50%, 10/01/18 (c)	2,008,180
2,005,000	6.75%, 10/01/18 (c)	2,028,499
		18,063,345
Wisconsin: 1.1%
1,000,000	Public Finance Authority (RB) 7.00%, 10/01/20 (c)	951,300
4,880,000	Public Finance Authority, Transportation Infrastructure Properties, LLC Obligated Group, Series G (RB) 5.00%, 07/01/22 (c)	4,552,113
450,000	Wisconsin Health & Educational Facilities Authority (RB) 5.25%, 08/15/16 (c)	465,224
1,750,000	Wisconsin Health and Educational Facilities Authority, Wheaton Franciscan Healthcare System, Series B (RB) 5.13%, 08/15/16 (c)	1,805,247
2,500,000	Wisconsin Public Finance Authority, Continuing Care Retirement Community, The Glenridge on Palmer Ranch, Inc. Project, Series A (RB) 8.25%, 06/01/21 (c)	2,890,725
		10,664,609
Total Municipal Bonds (Cost: $953,689,287)		948,808,646

Number of Shares

MONEY MARKET FUND: 3.2% (Cost: $30,965,000)
30,965,000	Dreyfus Tax Exempt Cash Management Fund - Class B Shares	30,965,000
Total Investments: 100.2% (Cost: $984,654,287)		979,773,646
Liabilities in excess of other assets: (0.2)%		(1,960,565)
NET ASSETS: 100.0%		$977,813,081

See Notes to Financial Statements

34

ACA	Credit Agricole SA
AMBAC	American Municipal Bond Assurance Corp.
CIFG	CDC Ixis Financial Guaranty
COMWLTH GTD	Commonwealth Guaranteed
CP	Certificate of Participation
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SA	Special Assessment
SAW	State Aid Withholding
ST	Special Tax
TA	Tax Allocation
XLCA	Syncora Guarantee, Inc.
(a)	When-issued security
(b)	Security is segregated as collateral for when issued security
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(p)	Puttable Security - the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted.
This security may be resold in transactions exempt from registration, unless otherwise noted.
§	Illiquid Security - the aggregate value of illiquid securities is $15,442,972 which represents 1.6% of net assets.

Summary of Investments By Sector (unaudited)	% of Investments	Value
Airport	3.7%	$36,693,391
Development	12.3	121,015,412
Education	3.7	36,430,022
Facilities	2.5	24,659,958
General Obligation	9.9	97,073,193
Higher Education	3.4	33,276,048
Housing	0.3	3,048,900
Medical	17.9	175,009,253
Nursing Homes	10.9	106,440,625
Pollution	5.3	51,835,611
Power	2.1	21,030,445
School District	0.3	3,004,260
Single Family Housing	0.5	4,872,048
Student Loan	0.1	616,698
Tobacco Settlement	9.4	91,639,386
Transportation	8.8	86,040,178
Utilities	2.3	22,305,674
Water	3.4	33,817,544
Money Market Fund	3.2	30,965,000
	100.0%	$979,773,646

The summary of inputs used to value the Fund’s investments as of April 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds*	$–	$948,808,646	$–	$948,808,646
Money Market Fund	30,965,000	–	–	30,965,000
Total	$30,965,000	$948,808,646	$–	$979,773,646

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

35

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

April 30, 2014

Principal Amount		Value

MUNICIPAL BONDS: 98.8%
Alabama: 0.3%
$100,000	Alabama Federal & Highway Finance Authority, Federal Highway Grant Anticipation (RB) 5.00%, 09/01/22 (c)	$113,603
	Alabama Public School & College Authority, Capital Improvement, Economic Development and Training Refunding (RB)
350,000	5.00%, 03/01/21	416,395
1,000,000	5.00%, 03/01/22	1,197,790
		1,727,788
Arizona: 2.1%
850,000	Arizona Board of Regents, University of Arizona Projects, Series C (CP) 5.00%, 06/01/22	981,597
500,000	Arizona State Certificates of Participation, Department of Administration, Series B (CP) (AGM) 5.00%, 04/01/20 (c)	552,315
	Arizona State Transportation Board, Maricopa County Regional Area Road Fund (RB)
500,000	5.00%, 07/01/19 (c)	562,415
750,000	5.00%, 07/01/20 (c)	865,125
500,000	5.00%, 07/01/20 (c)	580,485
	Arizona State Transportation Board, Subordinated Highway Revenue, Series A (RB)
500,000	5.00%, 07/01/21	601,750
680,000	5.00%, 07/01/21 (c)	805,406
1,200,000	5.00%, 07/01/21 (c)	1,411,740
2,000,000	5.00%, 07/01/22 (c)	2,309,300
1,045,000	City of Phoenix, Arizona, Various Purpose, Series A (GO) 4.00%, 07/01/22 (c)	1,116,164
775,000	City of Phoenix, Arizona, Various Purpose, Series B (GO) 4.00%, 07/01/22	862,691
5,000	Regional Transportation Authority of Pima County, Arizona (RB) 5.00%, 06/01/21 (c)	5,698
	Salt River Project Agricultural Improvement & Power District, Series A (RB)
1,000,000	5.00%, 12/01/21 (c)	1,176,760
1,000,000	5.00%, 12/01/21 (c)	1,141,830
		12,973,276
Arkansas: 0.7%
	State of Arkansas, Federal Highway Grant Anticipation (GO)
2,685,000	4.00%, 10/01/23 (c)	2,977,880
1,100,000	5.00%, 04/01/21	1,326,798
300,000	State of Arkansas, Four-Lane Highway Construction and Improvement (GO) 5.00%, 06/15/21	363,135
		4,667,813

Principal Amount		Value

California: 13.3%
$1,880,000	Alameda County, California Joint Powers Authority, Series A (RB) 5.25%, 12/01/23 (c)	$2,234,812
1,175,000	California Health Facilities Financing Authority, Series A (RB) 5.00%, 03/01/23 (c)	1,338,337
1,000,000	California Infrastructure & Economic Development Bank, Broad Museum Project, Series A (RB) 5.00%, 06/01/21	1,211,590
525,000	California Municipal Finance Authority, Community Hospital of Central California (RB) 5.25%, 02/01/19 (c)	560,516
	California State Department of Veterans Affairs, Series A (RB)
1,000,000	3.25%, 12/01/20	1,042,800
595,000	3.50%, 06/01/21 (c)	596,470
100,000	3.88%, 06/01/21 (c)	99,282
500,000	California State Department of Water Resources, Central Valley Project, Series AG (RB) 5.00%, 12/01/19 (c)	586,490
1,500,000	California State Department of Water Resources, Series N (RB) 5.00%, 05/01/21	1,813,890
1,000,000	California State Economic Recovery Bonds, Series A (GO) 5.00%, 07/01/16 (c)	1,095,670
200,000	California State Economic Recovery, Series A (GO) 5.00%, 07/01/19 (c)	238,212
310,000	California State Public Works Board, Department of State Hospital, Series E (RB) 5.00%, 06/01/20	364,086
1,000,000	California State Public Works Board, UCLA Replacement Hospitals, Series F (RB) 5.00%, 10/01/22	1,225,830
300,000	California State Public Works Board, Various Capital Projects, Series G-1 (RB) 5.00%, 10/01/19 (c)	345,723
1,250,000	California State Public Works Board, Various Capital Projects, Series I (RB) 5.00%, 11/01/23	1,477,762
350,000	California State Public Works Board, Various Judicial Council Projects, Series A (RB) 5.00%, 03/01/23 (c)	399,809
	California State Public Works Board, Various University of California Projects, Series G (RB)
505,000	5.00%, 12/01/21 (c)	616,110
1,370,000	5.00%, 12/01/21 (c)	1,671,427
1,195,000	California State University, Systemwide, Series A (RB) 4.00%, 11/01/22 (c)	1,255,586

See Notes to Financial Statements

36

Principal Amount		Value

California: (continued)
	California State Various Purpose (GO)
$515,000	3.50%, 02/01/22 (c)	$520,912
825,000	4.00%, 09/01/20	932,984
1,000,000	4.00%, 09/01/21	1,128,310
250,000	4.00%, 10/01/21	282,050
495,000	5.00%, 04/01/18 (c)	547,569
1,090,000	5.00%, 04/01/18 (c)	1,236,398
515,000	5.00%, 09/01/18 (c)	579,107
1,250,000	5.00%, 09/01/18 (c)	1,435,237
580,000	5.00%, 03/01/20 (c)	648,423
1,250,000	5.00%, 09/01/20	1,487,987
1,500,000	5.00%, 09/01/20	1,785,585
1,015,000	5.00%, 02/01/21	1,206,754
1,840,000	5.00%, 09/01/21	2,200,346
1,350,000	5.00%, 10/01/21	1,615,140
200,000	5.00%, 11/01/21	239,386
100,000	5.00%, 02/01/22 (c)	115,058
500,000	5.00%, 04/01/22 (c)	582,910
1,000,000	5.00%, 09/01/22 (c)	1,169,560
1,780,000	5.00%, 10/01/22	2,140,859
770,000	5.00%, 12/01/22	926,911
2,350,000	5.00%, 09/01/23 (c)	2,790,601
1,475,000	5.00%, 09/01/23	1,777,168
1,000,000	5.00%, 09/01/23 (c)	1,145,790
755,000	5.00%, 09/01/23 (c)	885,011
1,000,000	5.25%, 10/01/19 (c)	1,188,280
500,000	5.25%, 10/01/19 (c)	594,710
1,000,000	5.25%, 03/01/20 (c)	1,185,610
500,000	5.25%, 03/01/20 (c)	574,930
830,000	5.25%, 09/01/22	1,013,056
1,000,000	5.25%, 10/01/22	1,221,710
	California State, Department of Water Resources Power Supply, Series L (RB)
540,000	5.00%, 05/01/20	647,185
600,000	5.00%, 05/01/20 (c)	707,796
2,000,000	California Statewide Communities Development Authority, John Muhr Health, Series A (RB) 5.00%, 07/01/19 (c)	2,181,680
250,000	City & County of San Francisco, California, Series A (GO) 4.00%, 06/15/22 (c)	268,620
	City & County of San Francisco, California, Series R1 (GO)
2,000,000	5.00%, 06/15/20	2,405,980
550,000	5.00%, 12/15/21 (c)	650,183
1,000,000	City of Los Angeles, California, Series B (GO) 5.00%, 09/01/21	1,218,580
	Los Angeles Department of Water & Power, Series A (RB)
1,000,000	5.00%, 07/01/21 (c)	1,196,850
500,000	5.00%, 01/01/23 (c)	587,795
400,000	Los Angeles Department of Water & Power, Series B (RB) 5.00%, 07/01/23 (c)	473,816
250,000	Los Angeles International Airport, Department of Airports, Series A (RB) 5.00%, 05/15/20 (c)	293,165

Principal Amount		Value

California: (continued)
	Los Angeles, California Unified School District, Series A (GO)
$880,000	2.00%, 07/01/22	$868,859
255,000	5.00%, 07/01/19 (c)	298,562
510,000	5.00%, 10/01/22	603,141
500,000	Orange County, California Sanitation District, Wastewater Refunding, Series A (RB) 5.00%, 02/01/22	609,040
1,585,000	Palomar Pomerado Health, Series A (GO) (NATL) 6.00%, 08/01/27 ^	878,217
750,000	San Bernardino, California Community College District, Series A (GO) 5.00%, 08/01/23	912,780
	San Diego, California Water Authority, Series A (RB)
500,000	4.50%, 05/01/21 (c)	548,950
450,000	4.50%, 05/01/21 (c)	498,254
500,000	5.00%, 05/01/21 (c)	579,350
500,000	San Francisco, California City & County Public Utilities Commission, Series A (RB) 5.00%, 11/01/19 (c)	580,430
	San Francisco, California City & County Public Utilities Commission, Series B (RB)
500,000	4.00%, 11/01/19 (c)	543,595
500,000	4.00%, 11/01/19 (c)	546,025
1,215,000	San Francisco, California City & County Unified School District, Series B (GO) 4.00%, 06/15/22 (c)	1,290,172
	San Francisco, California Public Utilities Commission Water Revenue, Sub-Series A (RB)
1,250,000	5.00%, 11/01/21 (c)	1,469,687
1,000,000	5.00%, 11/01/21 (c)	1,193,110
1,000,000	San Joaquin County, California Transportation Authority, Series A (RB) 5.00%, 03/01/21 (c)	1,132,410
600,000	San Jose, California Financing Authority Lease, Series A (RB) 5.00%, 06/01/23 (c)	685,458
385,000	Santa Clara County Financing Authority, Series A (RB) 4.00%, 02/01/22 (c)	424,540
1,000,000	Southern California Public Power Authority, Canyon Power Project, Series A (RB) 5.25%, 01/01/20 (c)	1,137,940
500,000	Southern California Public Power Authority, Windy Point Project (RB) 5.00%, 07/01/20 (c)	582,990
	University of California, Series AF (RB)
1,320,000	5.00%, 05/15/20	1,580,264
455,000	5.00%, 05/15/23 (c)	541,555
250,000	University of California, Series AK (RB) 5.00%, 05/15/23 (p)	302,475
1,900,000	University of California, Series G (RB) 5.00%, 05/15/22 (c)	2,198,642

See Notes to Financial Statements

37

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

California: (continued)
$500,000	University of California, Series Q (RB) 5.00%, 05/15/17 (c)	$564,350
575,000	Vernon City, California, Electric System Revenue, Series A (RB) 5.13%, 08/01/19 (c)	636,151
		83,171,351
Colorado: 0.4%
	Denver, Colorado City & County School District No. 1, Series C (GO) (SAW)
650,000	5.00%, 12/01/21	779,304
585,000	5.00%, 12/01/22	706,230
375,000	5.00%, 12/01/23	455,078
165,000	Joint School District No. 28J in Adams and Arapahoe Counties, Colorado 5.00%, 12/01/22	198,058
500,000	University of Colorado Enterprise System, Series A (RB) 4.00%, 06/01/22	562,680
		2,701,350
Connecticut: 2.9%
1,000,000	Connecticut State Health & Educational Facility Authority, Series A (RB) 5.00%, 07/01/21 (c)	1,092,190
650,000	Connecticut State, Series A (GO) 5.00%, 10/15/23 (c)	763,230
	Connecticut State, Series B (GO)
500,000	5.00%, 04/15/21	595,370
5,000	5.00%, 05/15/21 (c)	5,882
1,000,000	5.00%, 04/15/22	1,196,610
405,000	5.00%, 04/15/22 (c)	475,308
2,500,000	5.00%, 03/01/23 (c)	2,920,825
	Connecticut State, Series C (GO)
145,000	5.00%, 12/01/19 (c)	168,742
1,000,000	5.00%, 06/01/22	1,197,860
	Connecticut State, Series D (GO)
1,100,000	5.00%, 11/01/20	1,306,514
960,000	5.00%, 11/01/21 (c)	1,110,912
	Connecticut State, Series E (GO)
1,000,000	5.00%, 09/15/22 (c)	1,169,450
225,000	5.00%, 08/15/23 (c)	265,795
480,000	Connecticut State, Series G (GO) 5.00%, 10/15/22 (c)	566,434
	Connecticut State, Special Tax Revenue, Transportation Infrastructure Purposes, Series A (RB)
500,000	5.00%, 12/01/20	592,280
440,000	5.00%, 01/01/23 (c)	518,377
1,000,000	5.00%, 10/01/23 (c)	1,149,550
	University of Connecticut, Series A (RB)
1,900,000	5.00%, 02/15/21 (c)	2,205,957
500,000	5.00%, 02/15/23 (c)	595,345
		17,896,631
District of Columbia: 0.7%
850,000	District of Columbia, Income Tax Secured Revenue, Series A (RB) 5.00%, 06/01/20 (c)	978,834
395,000	District of Columbia, Income Tax Secured Revenue, Series C (RB) 5.00%, 12/01/22 (c)	464,101

Principal Amount		Value

District of Columbia: (continued)
$750,000	District of Columbia, Income Tax Secured Revenue, Series G (RB) 5.00%, 12/01/21 (c)	$866,850
600,000	District of Columbia, National Public Radio, Series A (RB) 5.00%, 04/01/20 (c)	653,634
1,000,000	District of Columbia, Series A (GO) 5.00%, 06/01/23 (c)	1,162,970
		4,126,389
Florida: 5.1%
	Citizens Property Insurance Corp., Series A (RB) (AGM)
340,000	4.50%, 06/01/20	384,010
1,000,000	5.00%, 06/01/21	1,164,640
750,000	City of Jacksonville, Florida, Better Jacksonville Sales Tax, Series A (RB) 5.00%, 10/01/25	890,767
	Florida State Board of Education, Public Education Capital Outlay, Series A (GO)
500,000	4.00%, 06/01/19 (c)	547,190
500,000	4.75%, 06/01/20 (c)	566,700
330,000	5.00%, 06/01/20	392,990
1,000,000	Florida State Board of Education, Public Education Capital Outlay, Series B (GO) 5.00%, 06/01/20	1,190,880
	Florida State Board of Education, Public Education Capital Outlay, Series C (GO)
1,170,000	3.00%, 06/01/21 (c)	1,224,721
1,000,000	4.00%, 06/01/21 (c)	1,061,310
570,000	4.00%, 06/01/22 (c)	611,433
1,500,000	5.00%, 06/01/19 (c)	1,745,910
	Florida State Board of Education, Public Education Capital Outlay, Series D (GO)
500,000	5.00%, 06/01/19 (c)	586,040
500,000	5.00%, 06/01/21 (c)	596,275
1,000,000	5.00%, 06/01/22	1,206,040
750,000	Florida State Board of Education, Public Education Capital Outlay, Series E (GO) 5.00%, 06/01/21 (c)	878,790
1,000,000	Florida State Department of Environmental Protection, Series A (RB) 5.00%, 07/01/21	1,177,170
	Florida State Department of Environmental Protection, Series B (RB)
1,600,000	5.00%, 07/01/20	1,880,720
1,000,000	5.00%, 07/01/21	1,177,170
	Florida State Department of Transportation, Full Faith & Credit Right-of-Way, Series A (GO)
1,000,000	5.00%, 07/01/21 (c)	1,183,690
1,000,000	5.00%, 07/01/21 (c)	1,194,650
375,000	Florida State, Board of Education, Series A (GO) 4.00%, 06/01/21	424,755
1,000,000	Florida State, Board of Education, Series C (GO) 5.00%, 06/01/19 (c)	1,164,470

See Notes to Financial Statements

38

Principal Amount		Value

Florida: (continued)
$325,000	Florida State, Department of Transportation Right of Way, Series B (GO) 5.00%, 07/01/22	$395,025
100,000	Florida State, Right-of-Way Acquisition & Bridge Construction, Series B (GO) 5.00%, 07/01/21 (c)	117,501
700,000	Jacksonville, Florida Transportation Refunding, Series A (RB) 5.00%, 10/01/22 (c)	810,068
350,000	Jacksonville, Florida Transportation Refunding, Series B (RB) 5.00%, 10/01/22	413,921
1,500,000	Jacksonville, Florida, Series B (RB) 5.00%, 10/01/21	1,781,040
250,000	Jacksonville, Florida, Series B-1 (RB) 5.00%, 10/01/21	298,155
350,000	Miami Beach Health Facilities Authority, Mount Sinai Medical Center of Florida (RB) 4.00%, 11/15/22 (c)	348,716
510,000	Miami-Dade County, Florida Aviation, Series A (RB) 4.88%, 10/01/20 (c)	571,016
	Miami-Dade County, Florida Seaport General Obligation, Series C (GO)
1,000,000	5.00%, 10/01/21 (c)	1,132,610
500,000	5.00%, 10/01/21 (c)	570,940
	Miami-Dade County, Florida Subordinate Special Obligation, Series A (RB)
500,000	5.00%, 10/01/22 (c)	551,510
1,565,000	5.00%, 10/01/22 (c)	1,774,835
500,000	Miami-Dade County, Florida Water and Sewer System (RB) (AGM) 5.00%, 10/01/20 (c)	555,410
700,000	Orange County, Florida Tourist Development Tax Revenue (RB) 5.00%, 10/01/22	801,073
100,000	Orlando-Orange County Expressway Authority (RB) 5.00%, 07/01/22	118,419
500,000	Tampa, Florida Board of Education, Public Education Capital Outlay Refunding, Series B (GO) 4.00%, 06/01/21 (c)	551,060
		32,041,620
Georgia: 2.5%
505,000	Atlanta, Georgia Water & Wastewater Revenue, Series A (RB) 6.00%, 11/01/19 (c)	620,423
500,000	Cobb County, Georgia Water & Sewerage Improvement (RB) 3.75%, 07/01/19 (c)	541,885
750,000	DeKalb County, Georgia Hospital Authority, Dekalb Medical Center, Inc. Project (RB) 5.25%, 09/01/20	842,812
750,000	Fulton County, Georgia Development Authority, Series A (RB) 5.00%, 10/01/22	875,857
Principal Amount		Value

Georgia: (continued)
$400,000	Fulton County, Georgia Development Authority, Series B (RB) 4.50%, 03/15/19 (c)	$426,008
850,000	Fulton County, Georgia Water and Sewerage Revenue (RB) 5.00%, 01/01/21	1,015,750
	Georgia State Road & Tollway Authority, Series B (RB)
500,000	5.00%, 10/01/20	599,730
1,000,000	5.00%, 10/01/22	1,218,930
	Georgia State, Series C (GO)
335,000	5.00%, 07/01/21 (c)	397,756
1,000,000	5.00%, 07/01/21 (c)	1,202,020
500,000	5.00%, 10/01/21	608,140
500,000	Georgia State, Series J (GO) 4.50%, 11/01/21 (c)	585,400
	Gwinnett County, Georgia School District (GO)
655,000	5.00%, 02/01/24	809,141
500,000	5.00%, 02/01/25 (c)	612,845
760,000	Gwinnett County, Water & Sewerage Authority, Series A (RB) 4.00%, 08/01/19 (c)	841,609
305,000	Metropolitan Atlanta Rapid Transit Authority, Refunding Series A (RB) 3.00%, 07/01/22 (c)	302,841
500,000	Municipal Electric Authority of Georgia, Combined Cycle Project, Series A (RB) 5.00%, 11/01/22	585,480
	Municipal Electric Authority of Georgia, Power Revenue, Series GG (RB)
1,000,000	5.00%, 01/01/23 (c)	1,164,690
1,895,000	5.00%, 01/01/23	2,226,151
		15,477,468
Hawaii: 1.3%
	City & County of Honolulu, Hawaii, Series B (GO)
650,000	5.00%, 12/01/20 (c)	744,946
500,000	5.00%, 12/01/20 (c)	574,990
350,000	5.00%, 08/01/21 (c)	411,142
500,000	Hawaii State, Series DQ (GO) 5.00%, 06/01/19 (c)	575,650
	Hawaii State, Series DZ (GO)
800,000	5.00%, 12/01/21 (c)	945,656
1,000,000	5.00%, 12/01/21 (c)	1,189,700
800,000	5.00%, 12/01/21 (c)	954,832
	Hawaii State, Series EA
350,000	5.00%, 12/01/21	421,526
600,000	5.00%, 12/01/21 (c)	716,124
1,500,000	5.00%, 12/01/21	1,796,085
		8,330,651
Illinois: 4.0%
500,000	Chicago O’Hare International Airport, 3rd Lien, Series C (RB) (AGO) 5.25%, 01/01/20 (c)	572,930
1,500,000	Chicago O’Hare International Airport, Senior Lien, Series B (RB) 5.25%, 01/01/23 (c)	1,677,855

See Notes to Financial Statements

39

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Illinois: (continued)
$945,000	Chicago, Illinois Board of Education, Series F (GO) 5.00%, 12/01/20	$1,077,517
	Chicago, Illinois, Series A (GO) (AGM)
500,000	5.00%, 01/01/20 (c)	525,835
500,000	5.00%, 01/01/20 (c)	533,400
1,000,000	5.00%, 01/01/20 (c)	1,063,120
475,000	5.00%, 01/01/20 (c)	509,485
450,000	5.00%, 01/01/20 (c)	477,698
160,000	5.25%, 01/01/24 (c)	170,595
585,000	Chicago, Illinois, Series C (GO) 5.00%, 01/01/22 (c)	632,028
	County of Cook County, Illinois, Series A (GO)
750,000	5.00%, 11/15/21	864,037
595,000	5.25%, 11/15/21 (c)	674,742
	County of Cook, Illinois, Series C (GO)
900,000	5.00%, 11/15/20	1,036,494
200,000	5.00%, 11/15/22 (c)	227,962
	Illinois Finance Authority, Trinity Health Credit Group (RB)
1,000,000	5.00%, 11/01/19 (c)	1,074,830
1,035,000	5.00%, 12/01/21 (c)	1,141,077
1,105,000	5.00%, 12/01/21 (c)	1,231,500
	Illinois Railsplitter Tobacco Settlement Authority (RB)
1,350,000	5.25%, 06/01/20	1,587,856
1,300,000	5.38%, 06/01/21	1,539,954
450,000	5.50%, 06/01/21 (c)	526,509
	Illinois State (RB)
1,695,000	4.00%, 06/15/21 (c)	1,765,241
500,000	4.00%, 08/01/22 (c)	511,615
500,000	5.00%, 01/01/20 (c)	560,480
1,000,000	5.00%, 08/01/22	1,148,140
985,000	5.00%, 08/01/23	1,124,102
690,000	5.25%, 07/01/23 (c)	756,654
700,000	5.25%, 07/01/23 (c)	765,366
1,000,000	Illinois State, Series A (GO) 4.00%, 01/01/22 (c)	1,046,980
		24,824,002
Indiana: 0.7%
500,000	Carmel City, Indiana Redevelopment Authority, Series A (RB) 2.63%, 08/01/22 (c)	456,970
830,000	Indiana Finance Authority, Hospital Revenue, Parkview Health System Obligated Group, Series A (RB) 5.00%, 05/01/22	943,353
1,000,000	Indiana Finance Authority, Series A (RB) 5.00%, 02/01/22 (c)	1,192,720
1,000,000	Indianapolis, Indiana Local Public Improvement Bond Bank, Series B-1 (RB) 5.00%, 01/15/20 (c)	1,154,850
500,000	Indianapolis, Indiana Local Public Improvement Bond Bank, Series K (RB) 5.00%, 06/01/21 (c)	566,690
		4,314,583

Principal Amount		Value

Iowa: 0.3%
$1,600,000	Iowa Finance Authority (RB) 5.00%, 08/01/19 (c)	$1,870,544
Kansas: 0.7%
1,500,000	Kansas Development Authority, Department of Commerce, Series K (RB) 4.00%, 12/01/19 (c)	1,597,035
260,000	Kansas Development Finance Authority, Department of Health and Environment, Series SRF-1 (RB) 5.00%, 03/01/20 (c)	301,421
2,400,000	Wyandotte County, Kansas City Unified Government Utility System Revenue, Series A (RB) 5.00%, 09/01/22 (c)	2,659,680
		4,558,136
Kentucky: 0.7%
250,000	Kentucky Asset Liability Commission Project, Series A (RB) 5.00%, 09/01/24 (c)	288,805
	Kentucky State Property & Building Commission, Project No. 106, Series A (RB)
450,000	5.00%, 10/01/23 (c)	512,973
540,000	5.00%, 10/01/23 (c)	624,089
500,000	Kentucky State Property & Buildings Commission, Project No. 99, Series A (RB) 5.00%, 11/01/20 (c)	587,860
	Kentucky State Turnpike Authority, Economic Development Road, Revitalization Projects, Series A (RB)
550,000	5.00%, 07/01/19 (c)	643,957
600,000	5.00%, 07/01/22 (c)	697,530
300,000	Lexington Fayette Urban County Government Public Facilities Corp., Eastern State Hospital Project, Series A (RB) 5.25%, 06/01/21 (c)	332,433
500,000	Louisville & Jefferson County, Kentucky Metropolitan Sewer District, Series A (RB) 5.00%, 11/15/21 (c)	564,415
		4,252,062
Louisiana: 1.1%
1,500,000	Louisiana Public Facilities Authority (RB) 5.00%, 12/01/15 (c)	1,531,785
	Louisiana State, Series A (GO)
2,600,000	4.00%, 02/01/24 (c)	2,741,544
250,000	5.00%, 05/15/20 (c)	295,033
1,000,000	5.00%, 08/01/22	1,209,070
250,000	5.00%, 02/01/24 (c)	301,798
500,000	Louisiana State, Series B (RB) 5.00%, 05/01/20 (c)	555,020
		6,634,250
Maryland: 1.6%
1,000,000	Howard County, Maryland, Consolidated Public Improvement, Series B (GO) 5.00%, 08/15/21 (c)	1,193,250

See Notes to Financial Statements

40

Principal Amount		Value

Maryland: (continued)
$250,000	Maryland State & Local Facilities Loan, Second Series A (GO) 5.00%, 08/15/17 (c)	$283,550
	Maryland State & Local Facilities Loan, Second Series B (GO)
850,000	3.00%, 08/01/19 (c)	888,607
425,000	4.00%, 08/15/19 (c)	473,000
500,000	4.50%, 03/15/19 (c)	569,055
	Maryland State Department of Transportation (RB)
500,000	4.00%, 05/15/19 (c)	540,880
1,400,000	4.00%, 02/15/21	1,592,794
750,000	Maryland State, State & Local Facilities Loan First Loan, Series A (GO) 5.00%, 03/01/22 (c)	904,920
	Maryland State, State & Local Facilities Loan First Loan, Series B (GO)
45,000	3.00%, 03/15/20 (c)	46,592
1,750,000	4.00%, 03/15/20 (c)	1,967,367
1,000,000	Montgomery & Price George’s Counties, Maryland Washington Suburban Sanitary District, Consolidated Public Improvement (GO) 3.00%, 06/01/21 (c)	1,054,140
500,000	Montgomery County, Maryland Construction Public Improvement, Series A (GO) 5.00%, 11/01/20	599,265
		10,113,420
Massachusetts: 2.6%
300,000	City of Boston, Massachusetts, Series A (GO) 4.00%, 03/01/24 (c)	324,021
685,000	Commonwealth of Massachusetts, Consolidated Loan, Series A (GO) 5.00%, 04/01/21 (c)	815,458
1,730,000	Commonwealth of Massachusetts, Consolidated Loan, Series B (GO) 5.00%, 06/01/20 (c)	2,022,110
425,000	Commonwealth of Massachusetts, Consolidated Loan, Series D (GO) 5.00%, 10/01/21 (c)	505,266
1,000,000	Massachusetts Commonwealth, Series A (GO) 5.00%, 04/01/21 (c)	1,152,840
1,600,000	Massachusetts Commonwealth, Series B (GO) 5.00%, 08/01/22	1,934,512
1,300,000	Massachusetts Commonwealth, Series D (GO) 4.25%, 10/01/21 (c)	1,404,468
	Massachusetts Commonwealth, Series E (GO)
1,150,000	4.00%, 12/01/19 (c)	1,257,352
1,150,000	4.00%, 12/01/19 (c)	1,266,863
500,000	Massachusetts Development Finance Agency, Brandeis University, Series O-2 (RB) 5.00%, 10/01/19 (c)	553,755

Principal Amount		Value

Massachusetts: (continued)
	Massachusetts Educational Financing Authority, Education Loan, Issue I, Series A (RB)
$345,000	5.15%, 01/01/20 (c)	$368,484
500,000	5.50%, 01/01/20 (c)	554,670
500,000	Massachusetts School Building Authority, Dedicated Sales Tax, Series B (RB) 5.00%, 08/15/22 (c)	573,585
600,000	Massachusetts State Health & Education Facilities Authority, Harvard University, Series A (RB) 5.00%, 12/15/19 (c)	696,462
	Massachusetts State Transportation Fund, Series A (RB)
600,000	4.00%, 06/01/21 (c)	642,312
780,000	5.00%, 06/01/21	943,894
575,000	5.00%, 06/01/23	705,686
375,000	Massachusetts State, Federal Highway Grant, Series A (RB) 5.00%, 06/15/22	456,334
		16,178,072
Michigan: 1.0%
1,000,000	Detroit City School District, School Building and Site Improvement, Series A (GO) (Q-SBLF) 5.00%, 05/01/22 (c)	1,051,730
800,000	Detroit, Michigan Distributable State Aid (GO) (SAW) 4.50%, 11/01/20 (c)	817,152
	Michigan Finance Authority, Clean Water Revolving Fund (RB)
1,000,000	5.00%, 10/01/21 (c)	1,188,110
750,000	5.00%, 10/01/22	908,415
675,000	Michigan Finance Authority, Hospital Revenue & Refunding Bonds, Series A (RB) 5.00%, 06/01/22 (c)	701,777
195,000	Michigan Finance Authority, Revenue Unemployment Obligation Assessment, Series B (RB) 5.00%, 07/01/19 (c)	227,156
250,000	Michigan Finance Authority, School District of the City of Detroit (RB) 5.50%, 06/01/21	280,243
770,000	Michigan Municipal Board Authority, Clean Water Revolving Fund (RB) 5.00%, 10/01/21	927,665
425,000	Michigan State Building Authority, Series I-A (RB) 5.13%, 10/15/21 (c)	473,148
		6,575,396
Minnesota: 1.3%
430,000	Metropolitan Council (GO) 5.00%, 09/01/21	520,382
750,000	Minnesota Agricultural & Economic Development Board, Series C-1 (RB) (AGO) 5.50%, 02/15/20 (c)	853,012

See Notes to Financial Statements

41

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Minnesota: (continued)
$1,185,000	Minnesota Public Facilities Authority, Series C (RB) 3.25%, 03/01/20 (c)	$1,234,817
275,000	Minnesota State Various Purpose, Series H (GO) 5.00%, 11/01/19 (c)	325,215
	Minnesota State, General Fund Appropriation, Series B (RB)
2,000,000	5.00%, 03/01/22 (c)	2,299,520
1,400,000	5.00%, 03/01/22 (c)	1,657,054
1,000,000	Minnesota State, State Trunk Highway, Series B (GO) 5.00%, 08/01/23 (c)	1,196,860
		8,086,860
Missouri: 1.6%
1,000,000	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Series A (RB) 5.00%, 10/01/20	1,187,440
1,325,000	City of Kansas City, Missouri, Series A (GO) 5.00%, 02/01/22 (c)	1,571,052
505,000	Kansas City, Missouri Industrial Development Authority (RB) 5.50%, 09/01/21 (c)	564,186
	Missouri State Board of Public Buildings, Series A (RB)
1,000,000	1.00%, 10/01/19 (c)	737,000
1,200,000	2.50%, 10/01/20 (c)	1,160,472
1,250,000	4.00%, 10/01/19 (c)	1,397,862
2,555,000	4.00%, 10/01/20 (c)	2,805,901
250,000	Missouri State Environmental Improvement & Energy Resources Authority, Series A (RB) 5.00%, 07/01/23	307,288
		9,731,201
Nebraska: 0.2%
1,000,000	Douglas County, Nebraska School District 0001 (GO) 4.00%, 04/01/20 (c)	1,101,490
150,000	Lincoln, Nebraska Electric System (RB) 5.00%, 09/01/22	180,764
250,000	Nebraska Public Power District, Series A (RB) 5.00%, 01/01/22 (c)	282,685
		1,564,939
Nevada: 0.4%
485,000	Clark County School District, Series A (GO) 5.00%, 06/15/21	562,164
520,000	Clark County, Nevada Airport System Subordinate Lien, Series C (RB) (AGM) 5.00%, 07/01/19 (c)	585,182
500,000	Clark County, Nevada Airport System, Senior, Series D (RB) 5.00%, 01/01/20 (c)	571,195
500,000	Clark County, Nevada, Limited Tax Transportation Refunding, Series A (GO) 4.00%, 12/01/19 (c)	545,575
		2,264,116
Principal
Amount		Value

New Hampshire: 0.4%
	New Hampshire State, Series A (GO)
$450,000	5.00%, 07/01/20 (c)	$529,524
750,000	5.00%, 07/01/20 (c)	885,397
1,000,000	5.00%, 07/01/20 (c)	1,187,570
		2,602,491
New Jersey: 5.0%
	County of Union, New Jersey, Series B (GO)
270,000	3.00%, 03/01/21	286,956
650,000	3.00%, 03/01/22 (c)	670,612
1,000,000	3.00%, 03/01/22	1,045,450
	Garden State, New Jersey Preservation Trust Open Space and Farmland Preservation, Series A (RB)
560,000	4.00%, 11/01/21	632,134
1,000,000	4.00%, 11/01/22 (c)	1,107,630
2,000,000	New Jersey Economic Development Authority, Cigarette Tax Revenue (RB) 5.00%, 06/15/22	2,253,800
	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series GG (RB)
2,000,000	5.00%, 03/01/21 (c)	2,314,460
1,000,000	5.25%, 03/01/21 (c)	1,121,450
	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series II (RB)
1,000,000	5.00%, 03/01/21	1,161,320
980,000	5.00%, 03/01/22 (c)	1,090,417
500,000	5.00%, 03/01/22 (c)	560,355
1,000,000	5.00%, 03/01/22	1,165,770
	New Jersey Economic Development Authority, School Facilities Construction Refunding, Series NN (RB)
2,120,000	5.00%, 03/01/23 (c)	2,320,722
585,000	5.00%, 03/01/23 (c)	666,801
	New Jersey Economic Development Authority, School Facilities Construction, Series EE (RB)
500,000	5.00%, 09/01/20	581,875
500,000	5.25%, 03/01/21 (c)	578,600
1,450,000	New Jersey Economic Development Authority, School Facilities Construction, Series NN (RB) 5.00%, 03/01/22	1,690,366
500,000	New Jersey Environmental Infrastructure Trust, Series A-R (RB) 4.00%, 09/01/23	572,295
75,000	New Jersey Health Care Facilities Financing Authority, Barnabas Health Issue, Series A (RB) 4.63%, 07/01/21 (c)	81,584
	New Jersey Health Care Facilities Financing Authority, Meridian Health System (RB)
500,000	5.00%, 07/01/22 (c)	543,540
500,000	5.00%, 07/01/22 (c)	569,135
500,000	New Jersey State Educational Facilities Authority, Kean University, Series A (RB) 5.00%, 09/01/19 (c)	554,280

See Notes to Financial Statements

42

Principal
Amount		Value

New Jersey: (continued)
$1,995,000	New Jersey State Transportation Trust Fund Authority, Series D (RB) 5.00%, 12/15/23	$2,338,679
500,000	New Jersey State Turnpike Authority, Series A (RB) 5.00%, 01/01/23	591,180
1,000,000	New Jersey State Turnpike Authority, Series B (RB) 5.00%, 01/01/23 (c)	1,158,040
	New Jersey State Various Purpose (GO)
500,000	4.00%, 06/01/19 (c)	530,365
500,000	5.00%, 06/01/19 (c)	573,825
1,000,000	New Jersey State, Series Q (GO) 5.00%, 08/15/20	1,187,820
750,000	New Jersey Transportation Trust Fund Authority, Series AA (RB) 5.00%, 06/15/23 (c)	844,567
	New Jersey Transportation Trust Fund Authority, Series D (RB)
660,000	5.00%, 12/15/24	771,659
695,000	5.25%, 12/15/23	829,191
880,000	Newark, New Jersey Qualified General Improvement, Series A (GO) (SAW) 4.00%, 10/01/20 (c)	936,725
		31,331,603
New Mexico: 0.6%
	Albuquerque, New Mexico Municipal School District No. 12, School Building, Series A (GO) (SAW)
1,500,000	5.00%, 08/01/19 (c)	1,743,795
500,000	5.00%, 08/01/19 (c)	582,905
1,050,000	New Mexico Finance Authority State Transportation, Senior Lien (RB) 4.00%, 06/15/22	1,190,511
260,000	New Mexico Finance Authority State Transportation, Senior Lien, Series B (RB) 5.00%, 06/15/21	312,988
		3,830,199
New York: 19.3%
	Brookhaven New York, Series A (GO)
640,000	3.00%, 02/01/23	671,642
250,000	4.00%, 02/01/23 (c)	268,090
1,690,000	City of New York, New York, Series A-1 (GO) 5.00%, 10/01/20	1,998,949
	City of New York, New York, Series B (GO)
2,275,000	5.00%, 08/01/20	2,686,547
1,450,000	5.00%, 08/01/22 (c)	1,637,644
1,000,000	5.00%, 08/01/22 (c)	1,164,820
1,600,000	City of New York, New York, Series D (GO) 5.00%, 08/01/21	1,895,872
1,135,000	City of New York, New York, Series D-1 (GO) 5.00%, 10/01/20	1,342,489
500,000	City of New York, New York, Series F (GO) 5.00%, 02/01/22 (c)	564,895
Principal
Amount		Value

New York: (continued)
	City of New York, New York, Series F-1 (GO) (XLCA)
$245,000	5.00%, 09/01/15 (c)	$260,621
1,300,000	5.00%, 03/01/23 (c)	1,522,144
	City of New York, New York, Series I (GO)
1,310,000	5.00%, 08/01/21	1,552,245
1,000,000	5.00%, 08/01/22	1,189,990
1,000,000	5.00%, 08/01/22 (c)	1,133,280
	Erie County New York Industrial Development Agency School Facilities, City School District of Buffalo, Series A (RB) (SAW)
500,000	5.00%, 05/01/21 (c)	569,385
500,000	5.25%, 05/01/19 (c)	566,875
1,000,000	Long Island Power Authority, Electric System, Series A (RB) 5.00%, 05/01/20	1,137,650
2,360,000	Long Island Power Authority, Electric System, Series B (RB) 5.00%, 09/01/22 (c)	2,624,367
500,000	Metropolitan Transportation Authority, Series A (RB) 3.00%, 11/15/22 (c)	488,450
	Metropolitan Transportation Authority, Series B (RB)
600,000	3.00%, 11/15/22 (c)	581,730
500,000	5.00%, 11/15/22	589,575
	Metropolitan Transportation Authority, Series D (RB)
500,000	5.00%, 11/15/17 (c)	559,545
1,285,000	5.00%, 11/15/20	1,506,071
285,000	5.00%, 11/15/21	336,183
500,000	Metropolitan Transportation Authority, Series E (RB) 5.00%, 11/15/22 (c)	556,830
	Metropolitan Transportation Authority, Series F (RB)
845,000	3.13%, 11/15/22 (c)	829,317
1,280,000	5.00%, 11/15/22 (c)	1,435,533
1,000,000	5.00%, 11/15/22	1,179,150
	Metropolitan Transportation Authority, Series H (RB)
100,000	4.00%, 11/15/21	110,379
1,300,000	5.00%, 11/15/22 (c)	1,499,628
850,000	Nassau County, New York General Improvement, Series C (GO) 4.00%, 10/01/20 (c)	900,711
	Nassau County, New York Interim Finance Authority, Series A (RB)
475,000	4.50%, 05/15/19 (c)	526,253
1,000,000	5.00%, 05/15/19 (c)	1,163,090
500,000	Nassau County, New York, Series A (GO) 4.00%, 04/01/21 (c)	511,195
	New York City Municipal Water Finance Authority, Water & Sewer System, Series BB (RB)
2,000,000	5.00%, 06/15/19 (c)	2,284,860
400,000	5.00%, 06/15/20 (c)	453,424

See Notes to Financial Statements

43

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

New York: (continued)
$400,000	New York City Transitional Finance Authority, Building Aid Revenue, Series E-1 (RB) 5.00%, 02/01/18 (c)	$447,612
3,100,000	New York City Transitional Finance Authority, Building Aid Revenue, Series F-1 (RB) 5.00%, 05/01/22 (c)	3,474,356
	New York City Transitional Finance Authority, Building Aid Revenue, Series S-1 (RB) (SAW)
500,000	5.00%, 07/15/20	589,840
1,060,000	5.00%, 07/15/21 (c)	1,241,843
1,000,000	5.00%, 07/15/22	1,193,160
800,000	5.00%, 07/15/22 (c)	895,696
500,000	New York City Transitional Finance Authority, Building Aid, Series S-2 (RB) (SAW) 4.00%, 07/15/21 (c)	527,150
	New York City Transitional Finance Authority, Future Tax Secured Revenue, Series A (RB)
700,000	5.00%, 11/01/21	838,383
515,000	5.00%, 11/01/21	616,810
450,000	New York City Transitional Finance Authority, Future Tax Secured Revenue, Series D-1 (RB) 5.25%, 02/01/21 (c)	534,272
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A (RB)
1,000,000	5.00%, 11/01/20	1,191,100
725,000	5.00%, 11/01/21 (c)	848,083
1,500,000	5.00%, 11/01/21 (c)	1,733,595
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series B (RB)
1,000,000	5.00%, 02/01/21 (c)	1,154,120
1,000,000	5.00%, 11/01/21	1,197,690
600,000	5.00%, 11/01/21 (c)	686,442
2,000,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series C-1 (RB) 5.00%, 11/01/22 (c)	2,335,320
	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series D (RB)
500,000	5.00%, 05/01/20 (c)	583,035
1,000,000	5.00%, 05/01/20 (c)	1,156,310
425,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series E-1 (RB) 5.00%, 02/01/22	507,905
500,000	New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series F-1 (RB) 5.00%, 05/01/21	596,305
165,000	New York City Transitional Finance Authority, Future Tax Secured, Series C (RB) 5.00%, 05/01/17 (c)	186,422
Principal
Amount		Value

New York: (continued)
$550,000	New York City, Series B (GO) 5.00%, 08/01/21 (c)	$644,881
250,000	New York City, Series C (GO) 5.00%, 08/01/19 (c)	289,275
	New York City, Series E (GO)
500,000	5.00%, 08/01/19 (c)	575,850
1,000,000	5.00%, 08/01/19 (c)	1,152,780
500,000	5.00%, 08/01/20 (c)	566,525
	New York City, Series I (GO)
1,750,000	5.00%, 08/01/22	2,082,482
1,000,000	5.00%, 08/01/22 (c)	1,160,830
250,000	New York City, Series I-1 (GO) 5.00%, 04/01/16 (c)	272,260
500,000	New York City, Series J-1 (GO) 5.00%, 05/15/19 (c)	581,810
800,000	New York City, Sub Series G-1 (GO) 5.00%, 04/01/22	950,216
475,000	New York Local Government Assistant Corp., Series A (RB) 4.00%, 04/01/20 (c)	515,242
1,000,000	New York State Bridge Authority (RB) 4.00%, 01/01/21	1,108,890
625,000	New York State Dormitory Authority, School District Financing Program, Series A (RB) (SAW) 5.00%, 10/01/21	729,100
500,000	New York State Dormitory Authority, State Consolidating Service Contract, Series A (RB) 5.00%, 07/01/19 (c)	565,265
	New York State Dormitory Authority, State Personal Income Tax Revenue, Series A (RB)
500,000	4.00%, 12/15/22	560,240
1,000,000	5.00%, 12/15/22 (c)	1,179,850
	New York State Dormitory Authority, State Personal Income Tax, Series A (RB)
750,000	5.00%, 03/15/21 (c)	880,950
950,000	5.00%, 12/15/22 (c)	1,093,212
2,000,000	5.00%, 12/15/22 (c)	2,373,240
775,000	5.00%, 12/15/22	931,565
	New York State Dormitory Authority, State Personal Income Tax, Series A (RB)
500,000	5.00%, 03/15/21 (c)	580,055
2,500,000	5.00%, 03/15/21	2,982,075
	New York State Dormitory Authority, State Personal Income Tax, Series B (RB)
500,000	5.00%, 03/15/22 (c)	575,595
1,300,000	5.00%, 03/15/22 (c)	1,533,649
1,625,000	New York State Dormitory Authority, State Personal Income Tax, Series E (RB) 5.00%, 08/15/21 (c)	1,893,726
250,000	New York State Dormitory Authority, State University Education Facilities Issue, Series A (RB) 5.00%, 05/15/22 (c)	293,813

See Notes to Financial Statements

44

Principal
Amount		Value

New York: (continued)
	New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series A (RB)
$1,000,000	5.00%, 06/15/22 (c)	$1,186,520
750,000	5.00%, 06/15/22 (c)	897,817
600,000	New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series D (RB) 5.00%, 06/15/22	731,634
250,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) 5.00%, 09/15/20 (c)	294,748
	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB)
1,000,000	5.00%, 04/01/20 (c)	1,170,560
250,000	5.00%, 04/01/21 (c)	292,170
	New York State Thruway Authority, Series I (RB)
3,310,000	5.00%, 01/01/22 (c)	3,749,998
1,000,000	5.00%, 01/01/22 (c)	1,150,610
	New York State Thruway Authority, State Personal Income Tax (Transportation), Series A (RB)
500,000	5.00%, 09/15/20 (c)	577,850
250,000	5.00%, 03/15/21 (c)	291,403
1,000,000	5.00%, 03/15/21	1,192,830
500,000	5.25%, 03/15/19 (c)	586,295
	New York State Urban Development Corp., State Personal Income, Series A (RB)
700,000	4.00%, 03/15/21 (c)	751,184
1,000,000	4.00%, 03/15/21 (c)	1,080,900
	New York State Urban Development Corp., State Personal Income, Series C (RB)
1,250,000	5.00%, 03/15/22	1,497,375
1,000,000	5.00%, 03/15/23 (c)	1,121,490
690,000	5.00%, 03/15/23 (c)	803,077
	New York State, Series A (GO)
500,000	3.50%, 02/15/21 (c)	536,795
1,050,000	4.00%, 02/15/21 (c)	1,120,570
	New York State, Series E (GO)
1,000,000	4.00%, 12/15/21 (c)	1,067,570
800,000	4.00%, 12/15/21 (c)	856,872
500,000	Oyster Bay, New York Public Improvement (GO) 3.50%, 08/15/17 (c)	501,210
1,000,000	Suffolk County, New York Public Improvement, Series A (GO) 4.00%, 05/15/19 (c)	1,018,240
500,000	Suffolk County, New York Public Improvement, Series C (GO) 4.00%, 10/15/19 (c)	519,835
	Triborough Bridge & Tunnel Authority, Series A (RB)
455,000	5.00%, 01/01/22 (c)	527,950
1,000,000	5.00%, 01/01/22 (c)	1,175,460
800,000	5.00%, 05/15/23 (c)	940,928
Principal
Amount		Value

New York: (continued)
	Triborough Bridge & Tunnel Authority, Series B (RB)
$500,000	5.00%, 11/15/22 (c)	$579,230
1,980,000	5.00%, 11/15/22	2,385,009
1,000,000	5.00%, 11/15/22 (c)	1,185,020
1,310,000	5.00%, 11/15/23 (c)	1,508,124
	Utility Debt Securitization Authority, Series E (RB)
1,000,000	5.00%, 12/15/23 (c)	1,166,800
900,000	5.00%, 12/15/23 (c)	1,057,518
		120,431,846
North Carolina: 1.4%
750,000	Charlotte, North Carolina Transit Project, Phase III, Series B 3.00%, 06/01/22	767,722
1,000,000	Mecklenburg County, North Carolina, Series A (GO) 5.00%, 12/01/20	1,200,240
730,000	North Carolina Eastern Municipal Power Agency, Series A (RB) 5.00%, 01/01/21	846,574
1,555,000	North Carolina Eastern Municipal Power Agency, Series D (RB) 5.00%, 01/01/21	1,803,318
1,000,000	North Carolina Municipal Power Agency No. 1, Series B (RB) 5.00%, 01/01/22 (c)	1,116,290
	North Carolina State Capital Improvement Limited Obligation Bonds, Series A (RB)
500,000	4.50%, 05/01/20 (c)	551,495
815,000	5.00%, 05/01/20 (c)	962,947
20,000	North Carolina State Capital Improvement Limited Obligation Bonds, Series B (RB) 5.00%, 11/01/21 (c)	23,877
750,000	North Carolina State, Capital Improvement Limited Obligation, Series C (RB) 5.00%, 05/01/21 (c)	867,982
400,000	North Carolina State, Series C (GO) 5.00%, 05/01/22	488,524
		8,628,969
Ohio: 1.5%
1,000,000	City of Columbus, Various Purpose, Series A (GO) 5.00%, 08/15/22 (c)	1,184,210
870,000	County of Hamilton, Ohio Healthcare Facilities, The Christ Hospital Project (RB) (AGM) 4.00%, 06/01/22 (c)	880,170
1,220,000	Hamilton County, Ohio Sewer System Improvement, Series A (RB) 5.00%, 12/01/22	1,473,870
530,000	Kent State University, Series B (RB) (AGO) 5.00%, 05/01/19 (c)	604,598
	Ohio State Common Schools, Series A (GO)
750,000	5.00%, 09/15/22	907,650
1,175,000	5.00%, 09/15/23	1,429,740

See Notes to Financial Statements

45

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Ohio: (continued)
$1,750,000	Ohio State Common Schools, Series B (GO) 4.00%, 09/15/21 (c)	$1,863,575
500,000	Ohio State, Higher Education, Series C (GO) 4.25%, 08/01/22	569,560
650,000	Ohio State, Turnpike Commission, Series A (RB) 5.25%, 02/15/27	787,299
		9,700,672
Oregon: 0.6%
100,000	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, Series B (GO) (SBG) 4.00%, 06/15/22 (c)	110,023
1,040,000	Deschutes County, Oregon, Administrative School District No. 1 (GO) (SBG) 4.00%, 06/15/21	1,163,313
	Metro, Oregon Series A (GO)
500,000	4.00%, 06/01/22 (c)	542,695
400,000	5.00%, 06/01/22 (c)	479,144
500,000	Oregon State, Series F (GO) 5.00%, 05/01/23 (c)	598,740
	Portland, Oregon Sewer System, Series A (RB)
475,000	4.25%, 03/01/20 (c)	530,404
575,000	5.00%, 03/01/20 (c)	651,418
		4,075,737
Pennsylvania: 1.9%
500,000	Commonwealth of Pennsylvania, First Refunding Series (GO) 4.00%, 07/01/23	561,895
	Commonwealth of Pennsylvania, First Series (GO)
920,000	5.00%, 06/01/21	1,103,172
2,000,000	5.00%, 11/15/21 (c)	2,369,780
425,000	5.00%, 11/15/21 (c)	493,697
1,250,000	5.00%, 06/01/22 (c)	1,484,162
100,000	5.00%, 06/01/22	120,604
1,000,000	5.00%, 04/01/23 (c)	1,196,700
	Commonwealth of Pennsylvania, Second Series (GO)
300,000	4.00%, 10/15/23 (c)	319,425
500,000	5.00%, 10/15/23 (c)	600,375
850,000	Monroeville, Pennsylvania Finance Authority (RB) 5.00%, 02/15/26	989,128
250,000	Pennsylvania Economic Development Financing Authority, Health System, Albert Einstein Healthcare, Series A (RB) 6.25%, 10/15/19 (c)	278,950
775,000	Pennsylvania Economic Development Financing Authority, Unemployment Compensation, Series B (RB) 5.00%, 01/01/19 (c)	900,689
500,000	Pennsylvania Higher Educational Facilities Authority, Series AM (RB) 4.00%, 06/15/21 (c)	524,920
Principal
Amount		Value

Pennsylvania: (continued)
$1,000,000	Pennsylvania State Industrial Development Authority (RB) 5.00%, 07/01/21	$1,162,840
		12,106,337
Puerto Rico: 0.3%
500,000	Puerto Rico Commonwealth, Public Improvement, Series A (GO) (AGM) 5.50%, 07/01/21 (c)	504,075
1,400,000	Puerto Rico Sales Tax Financing Corp., Series C (RB) 5.00%, 08/01/21	1,416,856
		1,920,931
Rhode Island: 0.5%
2,490,000	Rhode Island Health & Educational Building Corp. (RB) 5.00%, 09/01/21	2,992,631
South Carolina: 1.5%
1,750,000	City of Charleston, South Carolina, Waterworks & Sewer System Revenue (RB) 5.00%, 01/01/22 (c)	2,085,300
	Richland County, South Carolina School District No. 1, Series A (GO)
500,000	4.00%, 09/01/21 (c)	533,650
1,305,000	4.00%, 09/01/21 (c)	1,436,113
500,000	5.00%, 09/01/21 (c)	584,240
975,000	South Carolina Jobs-Economic Development Authority (RB) 3.75%, 11/01/22 (c)	950,284
	South Carolina State Economic Development, Series A (GO)
625,000	2.00%, 04/01/20 (c)	603,100
1,000,000	4.00%, 04/01/20 (c)	1,117,370
	South Carolina State Public Service Authority, Series B (RB)
1,100,000	4.00%, 12/01/21	1,226,027
650,000	5.00%, 12/01/21	770,321
250,000	South Carolina State Public Service Authority, Series C (RB) 5.00%, 12/01/20	293,783
		9,600,188
Tennessee: 1.7%
	Memphis, Tennessee General Improvement Refunding (GO)
1,350,000	5.00%, 05/01/21 (c)	1,597,468
500,000	5.00%, 05/01/21	594,870
750,000	Memphis, Tennessee General Improvement Refunding, Series A (GO) 5.00%, 11/01/23	909,630
	Metropolitan Government of Nashville & Davidson County, Tennessee Subordinate Lien Water & Sewer Revenue Refunding (RB)
500,000	5.00%, 07/01/20	591,225
1,750,000	5.00%, 07/01/21	2,081,660
1,200,000	5.00%, 07/01/22	1,430,796
1,000,000	Metropolitan Government of Nashville & Davidson County, Tennessee, Series D (GO) 5.00%, 07/01/20 (c)	1,181,170

See Notes to Financial Statements

46

Principal
Amount		Value

Tennessee: (continued)
$275,000	Tennessee State School Bond Authority, Higher Educational Facilities, Series A (RB) 3.50%, 05/01/18 (c)	$284,004
100,000	Tennessee State School Bond Authority, Higher Educational Facilities, Series C (RB) 5.00%, 05/01/20	117,125
475,000	Tennessee State, Series A (GO) 5.00%, 08/01/22	580,711
1,000,000	Tennessee State, Series C (GO) 5.00%, 05/01/18 (c)	1,136,270
		10,504,929
Texas: 7.1%
500,000	Brownsville, Texas Utilities System Revenue, Series A (RB) 5.00%, 09/01/23 (c)	569,865
	City of Austin, Texas, Water & Wastewater System Revenue (RB)
650,000	5.00%, 11/15/21	780,117
400,000	5.00%, 11/15/21 (c)	465,248
1,000,000	City of Fort Worth, Texas (GO) 5.00%, 03/01/22 (c)	1,188,310
	City of Houston, Texas, Series A (GO)
1,350,000	5.00%, 03/01/21	1,614,654
300,000	5.00%, 03/01/22	360,051
	City of San Antonio, Texas Electric & Gas Systems (RB)
1,785,000	5.00%, 02/01/22	2,148,676
1,000,000	5.00%, 08/01/22 (c)	1,176,920
1,000,000	5.00%, 02/01/23	1,209,090
500,000	5.25%, 02/01/25	619,205
1,000,000	City of San Antonio, Texas Water System Revenue (RB) 5.00%, 05/15/22 (c)	1,163,430
1,000,000	Clear Creek Independent School District, Series B (GO) 5.00%, 02/15/22 (c)	1,188,900
585,000	Comal Independent School District, Series A (GO) 4.00%, 02/01/21 (c)	613,507
1,000,000	County of Williamson, Texas (GO) 5.00%, 02/15/22	1,201,500
	Dallas, Texas Independent School District (GO)
100,000	5.00%, 02/15/21 (c)	118,506
1,100,000	5.00%, 02/15/21 (c)	1,306,635
250,000	Fort Worth, Texas Water & Sewer System Revenue (RB) 5.00%, 02/15/21 (c)	295,573
500,000	Harris County, Texas Cypress-Fairbanks Independent School District (GO) 5.00%, 02/15/21 (c)	582,555
475,000	Harris County, Texas Permanent Improvement, Series A (GO) 5.00%, 10/01/20 (c)	540,355
	Harris County, Texas Unlimited Tax Road Refunding, Series A (GO)
500,000	5.00%, 10/01/20 (c)	585,490
1,980,000	5.00%, 10/01/22 (c)	2,353,131
Principal
Amount		Value

Texas: (continued)
$250,000	Houston, Texas Independent School District, Series A (GO) 5.00%, 02/15/23 (c)	$302,703
	Houston, Texas Public Improvement Refunding, Series A (GO)
500,000	5.00%, 03/01/19 (c)	571,085
1,000,000	5.00%, 03/01/19 (c)	1,157,670
2,000,000	5.00%, 03/01/21 (c)	2,345,980
515,000	5.00%, 03/01/23 (c)	610,079
	Lower Colorado River Authority, Series A (RB)
350,000	5.00%, 05/15/20 (c)	393,880
1,000,000	5.00%, 05/15/22 (c)	1,148,660
1,350,000	Lower Colorado River Authority, Series B (RB) 5.00%, 05/15/22 (c)	1,510,690
2,000,000	North Texas Municipal Water District (RB) 5.25%, 09/01/20	2,405,240
1,500,000	North Texas Tollway Authority, System Revenue, Series A (RB) 25%, 02/01/20 (c)	1,691,085
500,000	Pasadena, Texas Independent School District (GO) 5.00%, 02/15/23 (c)	592,325
415,000	Port of Houston Authority of Harris County Texas, Series D-1 (GO) 5.00%, 10/01/20 (c)	482,180
755,000	San Antonio, Texas Electric & Gas Systems (RB) 5.25%, 02/01/24	934,192
300,000	San Antonio, Texas Public Facilities Corp. (RB) 3.00%, 09/15/22 (c)	274,239
1,025,000	San Antonio, Texas Water System Revenue (RB) 5.00%, 05/15/22 (c)	1,212,790
1,220,000	Tarrant County, Texas Cultural Education Facilities Finance Corporation (RB) 5.00%, 10/01/23 (c)	1,352,138
	Texas Municipal Gas Acquisition & Supply Corp., Gas Supply (RB)
1,000,000	5.00%, 12/15/20	1,119,730
1,000,000	5.00%, 12/15/22	1,112,230
500,000	Texas State, Public Finance Authority (GO) 5.00%, 10/01/21 (c)	585,490
1,000,000	University of Houston, Series A (RB) 5.00%, 02/15/21 (c)	1,179,520
	University of Texas, Revenue Financing System, Series A (RB)
500,000	5.00%, 02/15/20 (c)	585,020
650,000	5.00%, 02/15/22 (c)	759,688
1,850,000	University of Texas, Revenue Financing System, Series B (RB) 5.00%, 08/15/22	2,260,348
		44,668,680
Utah: 0.3%
	Utah State, Series A (GO)
500,000	5.00%, 07/01/21 (c)	589,670
500,000	5.00%, 07/01/21 (c)	594,395
550,000	5.00%, 07/01/21 (c)	662,739
		1,846,804

See Notes to Financial Statements

47

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Virginia: 4.2%
$1,000,000	City of Richmond, Virginia, Public Improvement, Series A (GO) (SAW) 5.00%, 03/01/22	$1,208,960
835,000	Commonwealth of Virginia, Series A (GO) 4.00%, 06/01/21 (c)	907,253
1,965,000	Fairfax County, Virginia Economic Development Authority Transportation District Improvement, Silver Line Phase I Project (ST) 5.00%, 04/01/20 (c)	2,236,583
	Fairfax County, Virginia Public Improvement, Series B (GO) (SAW)
650,000	5.00%, 04/01/21	785,895
225,000	5.00%, 04/01/23	276,307
2,075,000	5.00%, 04/01/24	2,566,630
	Virginia College Building Authority, 21st Century College & Equipment Programs Educational Facilities, Series A (RB)
425,000	3.00%, 02/01/22 (c)	422,314
2,000,000	5.00%, 02/01/22 (c)	2,369,860
1,890,000	5.00%, 09/01/22 (c)	2,247,664
100,000	Virginia College Building Authority, 21st Century College & Equipment Programs Educational Facilities, Series B (RB) 5.00%, 02/01/22 (c)	118,493
1,850,000	Virginia College Building Authority, Educational Facilities, Public Higher Education Financing Program, Series B (RB) 4.00%, 09/01/22 (c)	1,999,461
	Virginia Commonwealth Transportation Board (RB)
500,000	4.00%, 05/15/21 (c)	527,895
150,000	5.25%, 05/15/21 (c)	177,389
	Virginia Commonwealth Transportation Board, Series A (RB)
1,000,000	5.00%, 09/15/21	1,202,860
450,000	5.00%, 03/15/23 (c)	521,078
	Virginia State Public Building Authority, Public Facilities, Series B (RB)
250,000	5.00%, 08/01/19 (c)	288,060
200,000	5.00%, 08/01/19 (c)	231,204
1,850,000	Virginia State Public Building Authority, School Financing, Series A (RB) (SAW) 5.00%, 08/01/22	2,239,869
230,000	Virginia State Public Building Authority, School Financing, Series B (RB) (SAW) 5.00%, 08/01/19 (c)	270,153
	Virginia State Public School Authority, School Financing, Series A (RB) (SAW)
2,700,000	5.00%, 08/01/22	3,268,998
1,535,000	5.00%, 08/01/23	1,868,156
250,000	Virginia State, Resources Authority, Clean Water State (RB) 5.00%, 10/01/23 (c)	303,025
		26,038,107

Principal
Amount		Value

Washington: 5.6%
$550,000	Central Puget Sound, Washington Regional Transit Authority, Series S-1 (RB) 5.00%, 11/01/22 (c)	$631,895
350,000	King County, Washington Bellevue School District No. 401 (GO) (SBG) 4.38%, 06/01/21 (c)	385,613
1,500,000	King County, Washington Renton School District No. 403 (GO) (SBG) 5.00%, 06/01/22 (c)	1,789,485
	King County, Washington Sewer Revenue & Refunding (RB)
1,400,000	5.00%, 07/01/20 (c)	1,614,900
1,025,000	5.00%, 01/01/23 (c)	1,199,803
1,300,000	Northwest Washington, Columbia Generating Electric Station, Series A (RB) 5.00%, 07/01/21	1,559,740
1,730,000	Northwest Washington, Columbia Generating Electric Station, Series A (RB) 5.00%, 07/01/21	2,075,654
1,800,000	Tobacco Settlement Authority of Washington (RB) 5.00%, 06/01/22	2,078,676
	University of Washington General Revenue, Series A (RB)
1,000,000	5.00%, 04/01/21 (c)	1,135,900
500,000	5.00%, 04/01/21 (c)	570,980
	Washington Federal Highway Grant Anticipation, SR 520 Corridor Program, Series F (RB)
600,000	5.00%, 09/01/20	705,216
1,000,000	5.00%, 09/01/22	1,185,100
800,000	Washington State Motor Vehicle Fuel Tax, Series E (GO) 5.25%, 02/01/22	979,104
	Washington State Various Purpose, Series D (GO)
250,000	5.00%, 02/01/22	301,528
535,000	5.00%, 02/01/23	647,334
1,300,000	Washington State, Motor Vehicle Fuel Tax, Series C (GO) 5.00%, 06/01/20	1,552,291
1,845,000	Washington State, Motor Vehicle Fuel Tax, Series E (GO) 5.00%, 02/01/22	2,225,273
2,000,000	Washington State, Motor Vehicle Fuel Tax, Series R (GO) 5.00%, 07/01/22 (c)	2,394,480
	Washington State, Various Purpose, Series A (GO)
855,000	4.00%, 07/01/22	969,305
500,000	5.00%, 01/01/19 (c)	579,500
550,000	5.00%, 08/01/20	658,075
1,000,000	5.00%, 01/01/21 (c)	1,159,020
1,000,000	5.00%, 07/01/21 (c)	1,188,790
300,000	5.00%, 08/01/21 (c)	356,139
1,000,000	5.00%, 07/01/22	1,210,460
1,000,000	5.00%, 08/01/22 (c)	1,190,810

See Notes to Financial Statements

48

Principal
Amount		Value

Washington: (continued)
$1,675,000	Washington State, Various Purpose, Series D (GO) 5.00%, 02/01/23 (c)	$1,965,931
	Washington State, Various Purpose, Series R-A (GO)
650,000	5.00%, 01/01/21	777,647
375,000	5.00%, 07/01/21 (c)	444,428
500,000	Washington State, Various Purpose, Series R-B (GO) 5.00%, 07/01/20	597,650
625,000	Washington State, Various Purpose, Series R-C (GO) 5.00%, 07/01/22 (c)	743,169
		34,873,896
West Virginia: 0.3%
	West Virginia Hospital Finance Authority, Charleston Area Medical Center, Hospital Revenue & Improvement, Series A (RB)
225,000	5.13%, 09/01/19 (c)	249,633
500,000	5.50%, 09/01/14 (c)	507,080
875,000	West Virginia University Board of Governors, University Improvement, Series B (RB) 5.00%, 10/01/21	1,040,252
		1,796,965
Principal
Amount		Value

Wisconsin: 1.1%
$800,000	Wisconsin State Transportation, Series 1 (RB) 5.00%, 07/01/23 (c)	$950,488
25,000	Wisconsin State Transportation, Series A (RB) (AGM) 5.25%, 07/01/16	27,548
205,000	Wisconsin State, Health & Educational Facilities Authority, Aurora Health Care, Inc., Series A (RB) 5.00%, 07/15/21 (c)	220,346
	Wisconsin State, Series 2 (GO)
350,000	5.00%, 05/01/21	419,937
1,300,000	5.00%, 11/01/21	1,565,980
	Wisconsin State, Series A (GO)
1,000,000	5.00%, 05/01/20	1,189,660
510,000	5.25%, 05/01/21 (c)	607,344
	Wisconsin State, Series C (GO)
755,000	4.00%, 05/01/21 (c)	798,375
750,000	4.00%, 05/01/21 (c)	805,290
		6,584,968
Total Municipal Bonds: 98.8% (Cost: $606,559,584)		617,617,871
Other assets less liabilities: 1.2%		7,500,564
NET ASSETS: 100.0%		$625,118,435

AGM	Assured Guaranty Municipal Corp.
AGO	Assured Guaranty Ltd.
CP	Certificate of Participation
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
Q-SBLF	Qualified School Board Loan Fund
RB	Revenue Bond
SAW	State Aid Withholding
SBG	School Board Guaranteed
ST	Special Tax
XLCA	Syncora Guarantee, Inc.
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security - the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date

Summary of Investments By Sector (unaudited)	% of Investments	Value
Airport	0.7%	$4,271,343
Bond Bank	0.2	1,154,850
Development	0.9	5,362,032
Education	5.0	31,110,585
Facilities	4.8	29,554,295
General Obligation	46.9	289,889,902
Higher Education	8.4	52,000,041
Medical	2.5	15,288,574
Pollution	0.5	2,815,971
Power	5.4	33,602,741
School District	3.8	23,448,559
Single Family Housing	0.3	1,738,552
Student Loan	0.1	923,154
Tobacco Settlement	0.6	3,654,319
Transportation	11.6	71,477,676
Utilities	1.9	12,029,368
Water	6.4	39,295,909
	100.0%	$617,617,871

See Notes to Financial Statements

49

INTERMEDIATE MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of April 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Total Municipal Bonds*	$–	$617,617,871	$–	$617,617,871

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

50

LONG MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

April 30, 2014

Principal
Amount		Value

MUNICIPAL BONDS: 98.0%
Arizona: 2.9%
$700,000	Arizona Board of Regents, Arizona State University Projects, Series A (RB) 5.00%, 07/01/22 (c)	$756,868
1,000,000	Arizona Health Facilities Authority, Series A (RB) 3.75%, 01/01/22 (c)	905,540
550,000	Arizona Sports & Tourism Authority, Series A (RB) 5.00%, 07/01/22 (c)	587,922
		2,250,330
California: 9.2%
380,000	Bay Area Toll Authority, Series S-2 (RB) 5.00%, 10/01/20 (c)	401,713
250,000	California Health Facilities Financing Authority (RB) 4.50%, 11/15/21 (c)	255,118
	California State Public Works Board (RB)
595,000	5.00%, 03/01/23 (c)	635,180
400,000	5.00%, 11/01/23 (c)	463,068
500,000	City of Torrance, California, Memorial Medical Center, Series A (RB) 4.75%, 09/01/20 (c)	525,875
400,000	Los Angeles Department of Water & Power (RB) 5.00%, 07/01/23 (c)	454,692
300,000	M-S-R Energy Authority, Series B (RB) 7.00%, 11/01/34	403,119
500,000	M-S-R Energy Authority, Series C (RB) 6.50%, 11/01/39	650,740
300,000	State of California (GO) 5.00%, 04/01/23 (c)	323,679
	State of California, Various Purpose (GO)
500,000	3.50%, 09/01/22 (c)	468,040
125,000	3.50%, 09/01/22 (c)	114,679
750,000	5.00%, 04/01/22 (c)	803,527
500,000	5.00%, 11/01/19 (c)	564,445
375,000	5.75%, 04/01/19 (c)	437,524
475,000	University of California (RB) 5.00%, 05/15/23 (c)	530,129
		7,031,528
Colorado: 2.4%
500,000	Colorado Health Facilities Authority, Evangelical Lutheran Good Samaritan Society Project (RB) 5.00%, 06/01/22 (c)	514,020
550,000	Colorado Health Facilities Authority, Sister of Charity of Leavenworth Health System, Series A (RB) 5.00%, 01/01/20 (c)	574,447
750,000	University of Colorado Hospital Authority, Series A (RB) 5.00%, 11/15/22 (c)	789,877
		1,878,344
Connecticut: 0.7%
500,000	Connecticut State Health & Educational Facility Authority, Series A (RB) 5.00%, 07/01/21 (c)	520,710

Principal
Amount		Value

District of Columbia: 0.7%
$500,000	District of Columbia, Association of American Medical College Issue, Series B (RB) 5.00%, 10/01/21 (c)	$521,335
Florida: 8.8%
500,000	Broward County, Florida, Water & Sewer Utility Revenue (RB) 5.00%, 10/01/22 (c)	546,950
1,250,000	City of Tampa, Florida Health System, Series A (RB) 5.00%, 05/15/22 (c)	1,334,212
600,000	Collier County, Florida, Industrial Development Authority (RB) 6.25%, 04/01/21 (c)	678,414
400,000	County of Miami-Dade FL Water & Sewer System Revenue (RB) 5.00%, 10/01/22 (c)	421,580
800,000	Miami-Dade County, Florida Transit System (RB) 5.00%, 07/01/22 (c)	860,928
250,000	Miami-Dade County, Florida Building Better Communities Program, Series A (GO) (AGO) 5.00%, 07/01/18 (c)	269,085
825,000	Orange County Health Facilities Authority (RB) 5.00%, 04/01/22 (c)	835,981
500,000	Orange County, Florida Health Facilities Authority, Hospital Revenue, Orlando Health, Inc., Series A (RB) 4.13%, 04/01/22 (c)	493,945
500,000	Orlando-Orange County Expressway Authority (RB) 5.00%, 07/01/23 (c)	542,380
750,000	Tampa-Hillsborough County Expressway Authority (RB) 5.00%, 07/01/22 (c)	792,090
		6,775,565
Georgia: 2.2%
375,000	Columbus Medical Center Hospital Authority, Regional Healthcare System (RB) (AGM) 5.00%, 08/01/20 (c)	390,874
	Gainesville City & Hall County, Georgia Hospital Authority, Northeast Georgia Health System, Inc. Project, Series A (RB)
450,000	5.25%, 02/15/15 (c)	456,867
325,000	5.00%, 02/15/20 (c)	340,675
250,000	Gainesville City & Hall County, Georgia Hospital Authority, Northeast Georgia Health System, Inc. Project, Series B (RB) 5.25%, 02/15/20 (c)	261,240
250,000	Valdosta & Lowndes County, Georgia Hospital Authority, South Georgia Medical Project, Series B (RB) 5.00%, 10/01/21 (c)	262,770
		1,712,426

See Notes to Financial Statements

51

LONG MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Hawaii: 0.8%
$550,000	State of Hawaii, Department of Budget and Finance (RB) 6.50%, 07/01/19 (c)	$611,286
Illinois: 6.3%
545,000	Chicago Board of Education (GO) 5.00%, 12/01/22 (c)	552,183
420,000	City of Chicago, Sales Tax, Series A (RB) 4.38%, 01/01/22 (c)	425,573
	Illinois Finance Authority (RB)
500,000	4.00%, 08/15/22 (c)	499,575
1,000,000	4.00%, 06/01/22 (c)	909,570
500,000	Illinois Finance Authority, Chicago University Medical Center, Series C (RB) 5.50%, 02/15/21 (c)	540,105
500,000	Illinois Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Series B (RB) 4.25%, 06/15/22 (c)	482,475
	State of Illinois (GO) (AGM)
500,000	4.13%, 04/01/23 (c)	493,840
600,000	5.25%, 02/01/24 (c)	650,394
300,000	State of Illinois, Series A (GO) 4.50%, 01/01/22 (c)	297,876
		4,851,591
Indiana: 2.6%
500,000	Indiana Finance Authority, Community Health Network, Series A (RB) 4.00%, 05/01/23 (c)	463,705
275,000	Indiana Finance Authority, Educational Facilities, Marian University Project (RB) 6.38%, 09/15/21 (c)	284,009
500,000	Indiana Finance Authority, King’s Daughters’ Hospital & Health Services (RB) 5.50%, 08/15/20 (c)	509,245
700,000	Indianapolis Local Public Improvement, Waterworks Project, Series A (RB) (AGO) 5.50%, 01/01/19 (c)	751,849
		2,008,808
Kansas: 0.3%
250,000	Kansas State Development Finance Authority, Hospital Revenue-Adventist Health System/Sunbelt Obligated Group, Series C (RB) 5.75%, 11/15/14 (c)	254,113
Louisiana: 0.1%
100,000	Lafayette, Louisiana Utilities Revenue (RB) 4.75%, 11/01/20 (c)	105,594
Massachusetts: 3.7%
400,000	Commonwealth of Massachusetts (GO) 4.00%, 12/01/21 (c)	412,924
425,000	Massachusetts Bay Transportation Authority, Series A (RB) 4.00%, 07/01/22 (c)	425,863
525,000	Massachusetts Development Finance Agency, Harvard University Issue, Series B (RB) 5.25%, 02/01/21 (c)	608,711

Principal
Amount		Value

Massachusetts: (continued)
	Massachusetts School Building Authority, Senior Dedicated Sales Tax Bonds, Series B (RB)
$300,000	5.00%, 10/15/21 (c)	$336,357
500,000	5.00%, 10/15/21 (c)	546,030
500,000	Metropolitan Boston Transit Parking Corp., Systemwide Senior Lien Parking (RB) 5.25%, 07/01/21 (c)	547,320
		2,877,205
Michigan: 1.9%
500,000	Lansing, Michigan Board of Water & Light, Utility System, Series A (RB) 5.00%, 07/01/21 (c)	550,080
800,000	Michigan Finance Authority (RB) 5.00%, 06/01/22 (c)	774,432
150,000	Michigan Finance Authority Hospital Revenue & Refunding Bonds, Series MI (RB) 5.00%, 12/01/21 (c)	157,017
		1,481,529
Minnesota: 0.7%
500,000	State of Minnesota (RB) 5.00%, 06/01/23 (c)	553,755
Montana: 0.7%
500,000	Montana Facility Finance Authority, Sisters of Charity of Leavenworth Health System (RB) 4.75%, 01/01/20 (c)	512,425
Nebraska: 0.7%
500,000	Central Plains Energy Project, Nebraska Gas Project No. 3 (RB) 5.25%, 09/01/22 (c)	530,390
Nevada: 1.3%
500,000	Las Vegas Valley, Nevada Water District, Series B (GO) 4.00%, 06/01/22 (c)	497,005
450,000	Washoe County, Nevada Highway Revenue (RB) 5.00%, 02/01/19 (c)	474,588
		971,593
New Jersey: 5.0%
	New Jersey State Transportation Trust Fund Authority, Series A (RB)
515,000	4.97%, 12/15/31 ^	217,680
830,000	5.43%, 12/15/37 ^	240,260
1,000,000	5.88%, 12/15/33 ^	371,750
	New Jersey State Transportation Trust Fund Authority, Series B (RB)
1,100,000	5.00%, 06/15/21 (c)	1,150,809
750,000	5.25%, 06/15/21 (c)	809,422
500,000	New Jersey State Turnpike Authority (RB) 5.00%, 07/01/22 (c)	534,475
300,000	New Jersey State Turnpike Authority, Series E (RB) 5.25%, 01/01/19 (c)	323,028
150,000	New Jersey State Turnpike Authority, Series F (RB) 5.00%, 01/01/23 (c)	163,511
		3,810,935

See Notes to Financial Statements

52

Principal
Amount		Value

New York: 18.5%
$650,000	City of Troy, Capital Resource Corp., Rensselaer Polytechnic Institute Project, Series A (RB) 5.13%, 09/01/20 (c)	$683,039
700,000	Long Island Power Authority, Electric System General Revenue, Series A (RB) 5.00%, 09/01/22 (c)	737,443
550,000	Metropolitan Transportation Authority (RB) 5.00%, 11/15/22 (c)	582,065
250,000	Metropolitan Transportation Authority, New York Dedicated Tax Fund, Series B (RB) 5.00%, 11/15/19 (c)	269,740
220,000	Metropolitan Transportation Authority, Series B (RB) 4.00%, 11/15/22 (c)	220,788
	Metropolitan Transportation Authority, Series E (RB)
1,000,000	3.50%, 11/15/22 (c)	943,780
750,000	5.00%, 11/15/23 (c)	802,785
150,000	Nassau County, New York General Improvement, Series A (GO) 4.00%, 04/01/22 (c)	144,401
795,000	New York & New Jersey Port Authority, Series 163 (RB) 4.25%, 07/15/20 (c)	812,339
300,000	New York City Municipal Water Finance Authority, Water & Sewer System, Series AA (RB) 5.00%, 06/15/21 (c)	318,588
500,000	New York City Municipal Water Finance Authority, Water & Sewer System, Series BB (RB) 5.00%, 06/15/20 (c)	558,400
300,000	New York City Municipal Water Finance Authority, Water & Sewer System, Series CC (RB) 5.00%, 12/15/21 (c)	319,506
500,000	New York City Transitional Finance Authority, Future Tax Secured, Series D-1 (RB) 5.13%, 02/01/21 (c)	550,580
700,000	New York City Transitional Finance Authority, Future Tax Secured, Series E-1 (RB) 5.00%, 02/01/22 (c)	754,362
1,150,000	New York Liberty Development Corp (RB) 5.75%, 11/15/21 (c)	1,267,127
700,000	New York Liberty Development Corp., 4 World Trade Center Project (RB) 5.00%, 11/15/21 (c)	736,274
	New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Second Priority Liberty (RB)
500,000	5.13%, 01/15/20 (c)	527,320
500,000	6.38%, 01/15/20 (c)	546,855
500,000	New York Liberty Development Corp., Secured by Port Authority Consolidated Bonds (RB) 5.00%, 12/15/21 (c)	528,810
Principal
Amount		Value

New York: (continued)
	New York State Dormitory Authority (RB)
$550,000	5.00%, 04/01/21 (c)	$601,260
300,000	5.00%, 03/15/23 (c)	327,093
460,000	New York State Dormitory Authority, Cornell University, Series A (RB) 5.00%, 07/01/20 (c)	522,969
500,000	New York State Dormitory Authority, State Personal Income Tax, Series C (RB) 5.00%, 03/15/21 (c)	535,295
300,000	New York State Thruway Authority (RB) 5.00%, 01/01/22 (c)	320,007
600,000	Triborough Bridge & Tunnel Authority, Series A (RB) 4.00%, 11/15/22 (c)	619,710
		14,230,536
North Carolina: 3.0%
500,000	Charlotte, North Carolina Cultural Arts Facilities, Series E (CP) 5.00%, 06/01/19 (c)	529,320
250,000	Charlotte, North Carolina NASCAR Hall of Fame Facilities, Series C (CP) 5.00%, 06/01/19 (c)	262,070
480,000	Charlotte-Mecklenburg Hospital Authority, Carolina HealthCare System, Series A (RB) 5.25%, 01/15/21 (c)	514,906
	North Carolina Medical Care Commission, Series B (RB)
750,000	4.00%, 12/01/22 (c)	731,077
250,000	5.00%, 12/01/22 (c)	266,303
		2,303,676
Ohio: 4.1%
500,000	Akron Bath Copley Joint Township Hospital District (RB) 5.00%, 05/15/23 (c)	524,045
	Butler County, Ohio Hospital Facilities Revenue (RB)
400,000	5.25%, 04/01/21 (c)	432,652
600,000	5.50%, 11/01/20 (c)	640,392
1,000,000	Ohio Higer Educational Facility Commission (RB) 5.00%, 01/01/22 (c)	1,078,530
450,000	Ohio State Hospital, University Hospital Health System, Inc., Series A (RB) 5.00%, 01/15/22 (c)	468,927
		3,144,546
Oregon: 1.2%
800,000	State of Oregon (GO) 5.00%, 08/01/23 (c)	888,648
Pennsylvania: 4.0%
	Dauphin County, General Authority Health System, Pinnacle Health System Project, Series A (RB)
420,000	4.00%, 06/01/22 (c)	391,915
250,000	5.00%, 06/01/22 (c)	255,570
500,000	Delaware River Port Authority (RB) 5.00%, 01/01/24 (c)	538,035

See Notes to Financial Statements

53

LONG MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Pennsylvania: (continued)
$325,000	Delaware River Port Authority, Series D (RB) 5.00%, 01/01/20 (c)	$345,686
500,000	Monoroeville Finance Authority (RB) 5.00%, 08/15/22 (c)	522,005
450,000	Pennsylvania State Turnpike Commission, Series D (RB) 5.30%, 12/01/19 (c)	477,563
250,000	Pennsylvania State Turnpike Commission, Sub-Series B (RB) 5.25%, 06/01/19 (c)	266,335
250,000	Westmoreland County, Municipal Authority (RB) 5.00%, 08/15/23 (c)	269,203
		3,066,312
Puerto Rico: 4.3%
750,000	Puerto Rico Public Buildings Authority (RB) (COMWLTH GTD) 6.00%, 07/01/21 (c)	547,410
550,000	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, First Senior Series C (RB) 5.00%, 08/01/21 (c)	439,148
1,000,000	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Senior Series C (RB) 5.00%, 08/01/21 (c)	767,950
	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Series C (RB)
1,150,000	5.25%, 08/01/20 (c)	820,663
1,000,000	5.38%, 08/01/20 (c)	741,940
		3,317,111
South Carolina: 1.4%
	South Carolina State Public Service Authority (RB)
75,000	5.00%, 12/01/21 (c)	81,180
500,000	5.00%, 01/01/20 (c)	526,090
500,000	South Carolina Transportation Infrastructure Bank, Series B (RB) 3.63%, 10/01/22 (c)	471,500
		1,078,770
Tennessee: 0.6%
425,000	Rutherford County, Tennessee Health & Educational Facilities Board, Ascension Health Senior Credit Group, Series C (RB) 5.00%, 11/15/19 (c)	449,773
Texas: 3.0%
625,000	Houston, Texas Combine Utility System, First Lien, Series D (RB) 5.00%, 11/15/21 (c)	672,850
500,000	Houston, Texas Higher Education Finance Corp., Rice University Project, Series A (RB) 5.00%, 05/15/20 (c)	546,685
1,000,000	Lower Colorado River Authority (RB) 5.00%, 05/15/23 (c)	1,062,670
		2,282,205

Principal Amount		Value

Virginia: 2.1%
$500,000	Virginia College Building Authority, Liberty University Projects (RB) 5.00%, 03/01/20 (c)	$537,265
750,000	Virginia Commonwealth University Health System Authority (RB) 4.75%, 07/01/21 (c)	776,632
250,000	Virginia Small Business Financing Authority, Sentara Health Care Facilities (RB) 5.00%, 05/01/20 (c)	264,973
		1,578,870
Washington: 4.8%
250,000	County of Pierce, Washington Sewer Revenue (RB) 4.00%, 08/01/22 (c)	257,065
	King County, Washington Sewer Revenue (RB)
500,000	5.00%, 07/01/20 (c)	527,015
575,000	5.00%, 01/01/22 (c)	607,131
250,000	Snohomish County, Washington Limited Tax, Series A (GO) 4.00%, 06/01/20 (c)	252,953
550,000	State of Washington (GO) 5.00%, 08/01/20 (c)	621,824
700,000	University of Washington, General Revenue & Refunding Bonds, 2011-A (RB) 5.00%, 04/01/21 (c)	767,494
585,000	Washington Health Care Facilities Authority, Providence Health & Services, Series A (RB) 5.00%, 04/01/20 (c)	613,285
		3,646,767
Total Municipal Bonds (Cost: $74,339,569)		75,246,676

Number of Shares

MONEY MARKET FUND: 0.6% (Cost: $475,244)
475,244	Dreyfus Tax Exempt Cash Management Fund - Class B Shares	475,244
Total Investments: 98.6% (Cost: $74,814,813)		75,721,920
Other assets less liabilities: 1.4%		1,075,001
NET ASSETS: 100.0%		$76,796,921

See Notes to Financial Statements

54

AGM	Assured Guaranty Municipal Corp.
AGO	Assured Guaranty Ltd.
COMWLTH GTD	Commonwealth Guaranteed
CP	Certificate of Participation
GO	General Obligation
RB	Revenue Bond
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date

Summary of Investments By Sector (unaudited)	% of Investments	Value
Bond Bank	1.0%	$751,849
Development	5.6	4,215,097
Education	1.2	882,387
Facilities	7.6	5,754,069
General Obligation	16.5	12,513,043
Higher Education	9.0	6,843,713
Medical	26.7	20,246,007
Power	3.1	2,317,392
School District	0.7	552,183
Transportation	18.5	13,978,830
Utilities	4.6	3,483,027
Water	4.9	3,709,079
Money Market Fund	0.6	475,244
	100.0%	$75,721,920

The summary of inputs used to value the Fund’s investments as of April 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds*	$–	$75,246,676	$–	$75,246,676
Money Market Fund	475,244	–	–	475,244
Total	$475,244	$75,246,676	$–	$75,721,920

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

55

PRE-REFUNDED MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

April 30, 2014

Principal Amount		Value

MUNICIPAL BONDS: 98.9%
Arizona: 1.2%
$125,000	Maricopa County, Arizona Peoria Unified School District No. 11 (GO) 5.00%, 07/01/15 (c)	$131,921
240,000	Maricopa County, Arizona Hospital Sun Healther Corporation (RB) 5.00%, 04/01/24 (c)	294,955
		426,876
California: 5.5%
250,000	California State Public Works Board, Various University of California Projects, Series E (RB) 5.00%, 04/01/19 (c)	296,303
350,000	Clovis California Unified School District, Election 2004-Series A (GO) 3.95%, 08/01/19 ^	326,179
500,000	Foothill/Eastern Transportation Corridor Agency California, Senior Lien Series A (RB) 3.53%, 01/01/20 ^	457,935
250,000	Los Angeles, California Unified School District, Series E (GO) (AMBAC) 5.00%, 07/01/15 (c)	263,993
460,000	Orange County, California Water District Revenue, Series B (CP) (NATL) 5.00%, 08/15/32 (c)	568,100
		1,912,510
Colorado: 15.5%
445,000	City & County of Denver, Colorado (GO) 5.00%, 08/01/16 (c)	491,106
2,000,000	Colorado Department of Corrections (CP) (AMBAC) 5.00%, 03/01/16 (c)	2,169,160
	Colorado Regional Transportation District, FasTracks Project, Series A (RB) (AMBAC)
150,000	4.38%, 11/01/16 (c)	164,751
115,000	4.50%, 11/01/16 (c)	126,666
1,775,000	5.00%, 11/01/16 (c)	1,977,013
200,000	Eagle County School District No. Re-50J (GO) (AGM) (SAW) 5.00%, 12/01/16 (c)	222,918
215,000	Jefferson County School District No. R-1 (GO) (AGM) (SAW) 5.00%, 12/15/14 (c)	221,340
		5,372,954
Florida: 1.6%
275,000	Hillsborough County, Florida Junior Lien Capital Improvement Program Refunding Revenue (RB) 5.00%, 08/01/16	302,841
200,000	Hillsborough County, Industrial Development Authority Revenue (RB) 5.63%, 08/15/18 (c)	238,360
		541,201
Georgia: 4.8%
1,000,000	Georgia State, Series A (GO) 4.00%, 09/01/15 (c)	1,050,830
Principal Amount		Value

Georgia: (continued)
$250,000	Georgia State, Series D (GO) 5.00%, 07/01/14 (c)	$251,905
300,000	Georgia State, Series G (GO) 5.00%, 12/01/17 (c)	344,856
		1,647,591
Hawaii: 3.6%
400,000	City & County of Honolulu, Hawaii (GO) 5.00%, 07/01/15 (c)	422,148
	State of Hawaii (GO) (AGM)
500,000	5.00%, 03/01/16 (c)	542,290
265,000	5.00%, 04/01/17 (c)	298,615
		1,263,053
Illinois: 8.0%
500,000	Chicago, Illinois Metropolitan Water Reclamation District, Greater Chicago (GO) 5.00%, 12/01/16 (c)	557,975
750,000	Illinois State Toll Highway Authority, Senior Priority Series A-1 (RB) (AGM) 5.00%, 07/01/16 (c)	823,972
1,250,000	Illinois State Toll Highway Authority, Senior Priority Series A-2 (RB) (AGM) 5.00%, 07/01/16 (c)	1,373,287
		2,755,234
Kentucky: 0.8%
250,000	Kentucky State Property & Buildings Commission, No. 85 (RB) (AGM) 5.00%, 08/01/15 (c)	264,840
Maryland: 1.5%
500,000	Maryland State & Local Facilities Loan, Capital Improvement, First Series A (GO) 5.00%, 02/15/15 (c)	518,920
Massachusetts: 5.7%
500,000	Commonwealth of Massachusetts, Series C (GO) (AGM) 5.50%, 11/01/15	539,375
650,000	Massachusetts Bay Transportation Authority, Series A (RB) 5.00%, 07/01/15 (c)	686,381
250,000	Massachusetts State Consolidated Loan, Series C (GO) 5.00%, 09/01/15 (c)	265,838
435,000	Massachusetts State Water Resources Authority, Series A (RB) 6.50%, 07/15/19	495,574
		1,987,168
Nevada: 0.8%
250,000	Clark County School District, Series C (GO) (AGM) 5.00%, 12/15/15 (c)	268,955
New Jersey: 18.3%
500,000	New Jersey Economic Development Authority, School Facilities Construction, Series I (RB) 5.25%, 09/01/14 (c)	508,295
570,000	New Jersey State Educational Facilities Authority, University of Medicine and Dentistry, Series B (RB) 7.50%, 06/01/19 (c)	742,921

See Notes to Financial Statements

56

Principal Amount		Value

New Jersey: (continued)
$500,000	New Jersey State Transportation Trust Fund Authority, Series A (RB) 5.75%, 06/15/15	$531,075
1,440,000	New Jersey State Transportation Trust Fund Authority, Series B (RB) 5.25%, 12/15/15 (c)	1,554,955
	New Jersey State Transportation Trust Fund Authority, Series C (RB) (FGIC)
500,000	5.25%, 06/15/15 (c)	528,300
500,000	5.25%, 06/15/15 (c)	528,300
600,000	New Jersey State Transportation Trust Fund Authority, Series D (RB) (AMBAC) 5.00%, 06/15/15 (c)	631,950
1,250,000	New Jersey Transportation Trust Fund Authority, Series C (RB) (NATL) 5.25%, 06/15/15	1,320,750
		6,346,546
New York: 1.0%
285,000	New York Metropolitan Transportation Authority, Dedicated Tax, Series A (RB) (NATL) 6.00%, 04/01/20	341,709
North Carolina: 0.3%
100,000	Charlotte-Mecklenburg Hospital Authority, North Carolina Health Care, Series A (RB) 5.00%, 01/15/15 (c)	103,343
Puerto Rico: 3.2%
500,000	Commonwealth of Puerto Rico (GO) 5.25%, 07/01/16 (c)	552,335
500,000	Puerto Rico Highways & Transportation Authority (RB) 5.50%, 07/01/16 (c)	555,590
		1,107,925
South Carolina: 4.7%
1,500,000	Charleston County, South Carolina School District (RB) 5.25%, 12/01/15 (c)	1,616,865

Principal Amount		Value

Texas: 6.6%
$100,000	City of Houston, Taxes (GO) (AGM) 5.00%, 03/01/16 (c)	$108,458
500,000	Harris County Health Facilities Development Corp. (RB) 7.25%, 12/01/18 (c)	635,465
1,405,000	Waco Health Facilities Development Corp., FHA Insured Mortgage Revenue, Hillcrest Health System Project (RB) (FHA) (NATL) 4.50%, 08/01/16 (c)	1,533,262
		2,277,185
Utah: 1.5%
	Utah Transit Authority, Sales Tax Revenue, Series B (RB) (AGM)
220,000	4.50%, 12/15/15 (c)	234,914
250,000	4.75%, 12/15/15 (c)	267,950
		502,864
Virginia: 3.5%
1,020,000	Richmond Metropolitan Authority (RB) 5.25%, 07/15/22	1,206,629
Washington: 10.8%
2,000,000	Washington Health Care Facilities Authority, Swedish Health Services, Series A (RB) 6.50%, 11/15/15 (c)	2,190,480
1,000,000	Washington State, Series D (GO) (AMBAC) 5.00%, 01/01/16 (c)	1,076,860
450,000	Washington State, Various Purpose (GO) (AGM) 5.00%, 07/01/15 (c)	474,917
		3,742,257
Total Municipal Bonds: 98.9% (Cost: $33,722,224)		34,204,625
Other assets less liabilities: 1.1%		374,338
NET ASSETS: 100.0%		$34,578,963

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
CP	Certificate of Participation
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Association
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SAW	State Aid Withholding
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date

See Notes to Financial Statements

57

PRE-REFUNDED MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments By Sector (unaudited)	% of Investments	Value
Education	6.2%	$2,125,160
Facilities	1.6	561,143
General Obligation	30.8	10,536,529
Higher Education	2.5	846,264
Medical	14.3	4,892,522
School District	4.2	1,435,306
Transportation	38.9	13,312,127
Water	1.5	495,574
	100.0%	$34,204,625

The summary of inputs used to value the Fund’s investments as of April 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Total Municipal Bonds*	$–	$34,204,625	$–	$34,204,625

*	See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

58

SHORT HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

April 30, 2014

Principal Amount		Value

MUNICIPAL BONDS: 93.8%
Alabama: 1.3%
$300,000	Alabama Industrial Development Authority, Solid Waste Disposal, Pine City Fiber Company Project (RB) 6.45%, 06/05/14 (c)	$300,724
60,000	Health Care Authority of Cullman County, Series A (RB) 6.25%, 02/01/19 (c)	64,777
		365,501
Arizona: 1.9%
250,000	Arizona Health Facilities Authority, Phoenix Children’s Hospital, Series A (RB) 5.00%, 02/01/21	288,195
250,000	Arizona Health Facilities Authority, The Beatitudes Campus Project (RB) 5.10%, 10/01/16 (c)	243,327
		531,522
Arkansas: 3.9%
	Rogers School District No. 30 of Benton County (GO) (SAW)
300,000	3.00%, 02/01/19	323,076
750,000	3.00%, 08/01/19 (c)	765,322
		1,088,398
California: 7.7%
140,000	Alameda Corridor Transportation Authority, Sub Lien,Series A (RB) (AMBAC) 2.02%,, 10/01/17 ^	130,649
345,000	California Communities Development Authority, Daughters of Charity Health System, Series G (RB) 5.00%, 07/01/15 (c)	328,616
150,000	California Housing Finance Agency, Series G (RB) 4.95%, 02/01/17 (c)	152,252
150,000	California Municipal Finance Authority, Rocketship Education, Series A (RB) 6.00%, 06/01/22 (c)	152,721
115,000	Community Facilities District No. 98-2, Capistrano Unified School (ST) 4.00%, 09/01/15	118,656
250,000	Foothill Transportation Corridor Agency, Tall Road Revenue, Series B-2 (RB) 5.00%, 07/15/19 (c) (p)	274,882
500,000	Foothill Transportation Corridor Agency, Tall Road Revenue, Series B-3 (RB) 5.50%, 07/15/22 (c) (p)	566,110
150,000	Inland Empire Tobacco Securitization Authority, Inland Empire Tobacco Securitization Corp., Series A (RB) 4.63%, 06/01/17 (c)	139,887
100,000	San Francisco Redevelopment Agency, Community Facilities District No. 6. Series A (ST) 5.00%, 08/01/22 (c)	108,341
150,000	Vernon City, California, Electric System Revenue, Series A (RB) 5.13%, 08/01/19 (c)	165,952
		2,138,066
Principal Amount		Value

Colorado: 3.9%
$250,000	Colorado Health Facilities Authority, Health & Residential, Volunteers of America Care Facilities (RB) 5.20%, 07/01/14 (c)	$241,285
700,000	UCDHSC Fitzsimons Academic Projects (CP) (NATL) 5.00%, 11/01/15 (c)	749,924
90,000	UCDHSC Fitzsimons Academic Projects, Series B (CP) (NATL) 5.00%, 11/01/15 (c)	96,419
		1,087,628
Connecticut: 1.4%
150,000	Connecticut State Resources Recovery Authority, American Refunding Fuel Comp. Project, Series A (RB) 6.45%, 06/05/14 (c)	150,069
200,000	Harbor Point Infrastructure Improvement District, Harbor Point Project, Series A (TA) 7.00%, 04/01/20 (c)	225,778
		375,847
Florida: 3.3%
200,000	County of Alachua, Industrial Development, Florida Retirement Village, Inc. Project, Series A (RB) 5.63%, 11/15/17 (c)	200,660
500,000	Palm Beach County Health Facilities Authority (RB) 6.00%, 06/01/21 (a)	508,895
200,000	Village Community Development District No. 10 (SA) 4.50%, 05/01/22 (c)	198,830
		908,385
Guam: 0.5%
150,000	Government of Guam, Series A (GO) 5.00%, 11/15/17 (c)	150,335
Hawaii: 0.6%
175,000	Kuakini, Hawaii Health System, Special Purpose Revenue, Series A (RB) 6.30%, 06/05/14 (c)	175,644
Idaho: 2.5%
500,000	Idaho Health Facilities Authority, Series B-1 (RB) 6.50%, 10/01/15 (c)	500,100
200,000	Idaho Health Facilities Authority, Series B-2 (RB) 6.00%, 10/01/15 (c)	200,500
		700,600
Illinois: 6.3%
180,000	City of Chicago, Series A-2 (GO) (AMBAC) 5.50%, 01/01/18	197,962
170,000	Illinois Finance Authority, Park Place of Elmhurst Project, Series A (RB) 8.00%, 05/15/15 (c)	113,592
150,000	Illinois Finance Authority, Peace Village (RB) 5.25%, 08/15/23	149,933
150,000	Illinois Finance Authority, The Admiral At The Lake Project, Series D-1 (RB) 7.00%, 05/27/14 (c)	150,179

See Notes to Financial Statements

59

SHORT HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Illinois: (continued)
$120,000	Illinois Railsplitter Tobacco Settlement Authority (RB) 5.50%, 06/01/21 (c)	$140,402
500,000	Public Building Commission of Chicago, Series B (RB) 5.25%, 12/01/18 (b)	563,195
	Railsplitter Tobacco Settlement Authority (RB)
75,000	5.00%, 06/01/17	83,715
250,000	5.00%, 06/01/18	284,225
50,000	5.00%, 06/01/19	57,565
		1,740,768
Indiana: 1.1%
10,000	City of Anderson Economic Development (RB) 4.75%, 06/05/14 (c)	10,000
265,000	Indiana Finance Authority, Environmental Improvement Revenue, United States Steel Corp. Project (RB) 6.00%, 12/01/19	281,973
		291,973
Iowa: 3.2%
185,000	City of Coralville, Marriott Hotel and Convention Center, Series D (CP) 5.25%, 06/01/16 (c)	183,672
	Iowa Finance Authority, Iowa Fertilizer Company Project (RB)
250,000	5.00%, 12/01/19	254,612
450,000	5.50%, 12/01/18 (c)	459,076
		897,360
Kansas: 0.1%
25,000	Overland Park Development Corp., Overland Park Convention Center Hotel, Series B (RB) (AMBAC) 5.13%, 01/01/17 (c)	25,492
Kentucky: 1.0%
250,000	Kentucky Public Transportation Infrastructure Authority, Series A (RB) 5.00%, 07/01/17	278,257
Louisiana: 0.7%
210,000	Louisiana Public Facilities Authority, Progressive Healthcare Providers (RB) 6.38%, 06/05/14 (c)	205,092
Maine: 0.1%
30,000	Health and Higher Education Facilities Authority (RB) 5.00%, 07/01/19	32,785
Maryland: 0.8%
200,000	Baltimore Convention Center Hotel, Series A (RB) (XLCA) 5.25%, 09/01/16 (c)	210,520
Michigan: 9.4%
175,000	City of Detroit, Sewage Disposal System, Series B (RB) 4.50%, 07/01/16 (c)	167,491
	City of Detroit, Water Supply System, Series A (RB)
250,000	5.00%, 07/01/19	251,222
165,000	5.00%, 07/01/20	165,944
Principal Amount		Value

Michigan: (continued)
$900,000	Michigan Solid Waste Disposal, Genesee Power Station Project (RB) 7.50%, 06/05/14 (c)	$899,847
1,290,000	Michigan Tobacco Settlement Finance Authority, Series A (RB) 5.13%, 06/01/17 (c)	1,133,239
		2,617,743
Mississippi: 0.1%
30,000	Mississippi Business Finance Corp., System Energy Resources, Inc. (RB) 5.88%, 06/02/14 (c)	30,017
Missouri: 1.5%
135,000	City of Sikeston Electric System (RB) (NATL) 6.00%, 06/01/16	148,455
150,000	Kansas City, Missouri Industrial Development Authority, Missouri Health Care Facilities First Mortgage, Series A (RB) 6.25%, 06/05/14 (c)	151,886
120,000	St. Louis, Missouri Industrial Development Authority, Confluence Academy Project, Series A (RB) 5.00%, 06/15/15 (c)	112,876
		413,217
Nebraska: 0.8%
200,000	Public Power Generation Agency, Whelan Energy Center Unit 2, Series A (RB) (AMBAC) 5.00%, 01/01/17 (c)	216,736
New Hampshire: 0.1%
20,000	New Hampshire Higher Educational and Health Facilities Authority, Franklin Pierce College (RB) (ACA) 5.25%, 06/05/14 (c)	20,007
New Jersey: 8.2%
	New Jersey Economic Development Authority, Cigarette Tax Revenue (RB)
500,000	5.00%, 06/15/19	573,570
90,000	5.00%, 06/15/22	101,421
150,000	5.00%, 06/15/22 (c)	166,884
	New Jersey Economic Development Authority, Continental Airlines, Inc. Project (RB)
185,000	4.88%, 09/15/19	187,997
225,000	5.13%, 08/20/22 (c)	228,413
	New Jersey Health Care Facilities Financing Authority, Barnabas Health Issue, Series A (RB)
150,000	5.00%, 07/01/22 (c)	170,046
250,000	5.00%, 07/01/22	285,730
	Tobacco Settlement Financing Corp., Senior Series 1A (RB)
500,000	4.50%, 06/01/17 (c)	485,475
75,000	5.00%, 06/01/17 (c)	80,972
		2,280,508

See Notes to Financial Statements

60

Principal Amount		Value

New Mexico: 2.8%
$690,000	County of Otero, Jail Project (RB) 5.75%, 10/01/16 (c)	$651,043
150,000	Otero County, New Mexico Jail Project Revenue (RB) 6.00%, 10/01/16 (c)	130,530
		781,573
New York: 4.9%
100,000	New York City Housing Development Corp., Series A (RB) 5.00%, 07/01/15 (c)	105,573
115,000	New York City Industrial Development Agency, Special Facility, JetBlue Airways Corp. Project (RB) 5.00%, 06/05/14 (c)	115,007
	New York Dormitory Authority, Pace University, Series A (RB)
250,000	4.00%, 05/01/22	256,015
165,000	5.00%, 05/01/23	179,957
150,000	New York Dormitory Authority, Yeshiva University (RB) 5.00%, 09/01/19 (c)	160,081
500,000	Onondaga Civic Development Corp., St. Joseph’s Hospital Health Center Project, Series A (RB) 5.00%, 07/01/19	519,045
30,000	Suffolk County Economic Development Corp., Catholic Health Services of Long Island (RB) 5.00%, 07/01/18	33,827
		1,369,505
Ohio: 4.2%
25,000	Buckeye Tobacco Settlement Financing Authority, Series A-1 (RB) 5.00%, 06/01/17	27,388
750,000	Buckeye Tobacco Settlement Financing Authority, Series A-2 (RB) 5.13%, 06/01/17 (c)	647,085
150,000	City of Cleveland, Airport Special Revenue, Continental Airlines, Inc. Project (RB) 5.70%, 06/05/14 (c)	150,041
	County of Muskingum, Genesis HealthCare System Obligated Group Project (RB)
50,000	4.00%, 02/15/23	47,607
135,000	5.00%, 02/15/20	142,244
150,000	Ohio State Water Development Authority (RB) 5.88%, 06/01/16 (p)	161,929
		1,176,294
Pennsylvania: 2.9%
120,000	Pennsylvania Economic Development Finance Authority, Colver Project, Series G (RB) 5.13%, 12/01/15	124,579
150,000	Philadelphia Authority for Industrial Development, Series A (RB) 5.88%, 06/15/22	152,551
Principal Amount		Value

Pennsylvania: (continued)
$500,000	Philadelphia Hospital and Higher Education Facilities Authority, Series B (RB) 5.00%, 07/01/17	$520,225
		797,355
Puerto Rico: 5.3%
	Commonwealth of Puerto Rico, Public Improvement, Series A (GO)
50,000	5.00%, 07/01/17 (c)	38,393
75,000	5.25%, 07/01/16 (c)	56,884
190,000	5.50%, 07/01/19	165,215
	Puerto Rico Convention Center District Authority, Series A (RB) (FGIC)
100,000	4.13%, 07/01/16 (c)	65,894
100,000	4.75%, 07/01/16 (c)	66,197
275,000	Puerto Rico Electric Power Authority, Series CCC (RB) 5.00%, 07/01/20 (c)	178,588
75,000	Puerto Rico Electric Power Authority, Series TT (RB) 5.00%, 07/01/17 (c)	48,080
	Puerto Rico Electric Power Authority, Series ZZ (RB)
50,000	5.00%, 07/01/20	33,394
50,000	5.25%, 07/01/20 (c)	32,057
75,000	Puerto Rico Highways & Transportation Authority, Series K (RB) 5.00%, 07/01/15 (c)	48,705
100,000	Puerto Rico Highways & Transportation Authority, Series M (RB) 4.00%, 07/01/17	76,212
40,000	Puerto Rico Highways & Transportation Authority, Series N (RB) 5.50%, 07/01/21	23,600
60,000	Puerto Rico Highways & Transportation Authority, State Infrastructure Bank (RB) 5.00%, 07/01/14 (c)	34,091
75,000	Puerto Rico Infrastructure Financing Authority, Series C (RB) (FGIC) 5.50%, 07/01/20	53,333
70,000	Puerto Rico Public Buildings Authority, Series F (RB) (COMWLTH GTD) 5.25%, 07/01/19	58,082
40,000	Puerto Rico Public Buildings Authority, Series M (RB) (COMWLTH GTD) 5.75%, 07/01/16	37,828
40,000	Puerto Rico Public Buildings Authority, Series Q (RB) (COMWLTH GTD) 5.13%, 07/01/14 (c)	30,556
	University of Puerto Rico, Series P (RB)
150,000	5.00%, 06/01/16 (c)	95,097
240,000	5.00%, 06/01/16 (c)	163,915
195,000	University of Puerto Rico, Series Q (RB) 5.00%, 06/01/16 (c)	150,324
		1,456,445
South Carolina: 2.5%
250,000	Piedmont Municipal Power Agency (RB) 6.25%, 01/01/21	309,042

See Notes to Financial Statements

61

SHORT HIGH-YIELD MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

South Carolina: (continued)
$335,000	South Carolina Jobs, Economic Development Authority (RB) 5.38%, 08/01/19 (c)	$373,806
		682,848
South Dakota: 0.9%
250,000	Sioux Falls, South Dakota Health Facilities, Dow Rummel Village Project (RB) 5.00%, 11/15/16 (c)	256,860
Tennessee: 0.2%
	Clarksville Natural Gas Acquisition Corp. (RB)
25,000	5.00%, 12/15/15	26,503
25,000	5.00%, 12/15/17	27,664
		54,167
Texas: 5.8%
10,000	Sam Rayburn Municipal Power Agency (RB) 5.00%, 10/01/15	10,609
475,000	Tarrant County Cultural Education Facilities Finance Corp., Series C-1 (RB) 7.50%, 06/05/14 (c)	466,027
	Texas Municipal Gas Acquisition and Supply Corp., Senior Lien Series A (RB)
105,000	5.25%, 12/15/21	118,829
80,000	5.25%, 12/15/22	90,328
255,000	Texas Municipal Gas Acquisition and Supply Corp., Senior Lien, Series D (RB) 5.63%, 12/15/17	280,768
370,000	Texas Turnpike Authority, First Tier, Series A (RB) (AMBAC) 3.60%, 08/15/22 ^	281,267
250,000	Travis County, Texas Health Facilities Development Corp., First Mortgage Revenue, Longhorn Village Project, Series A (RB) 6.00%, 01/01/21 (c)	259,120
95,000	Travis County, Texas Health Facilities Development Corp., First Mortgage Revenue, Longhorn Village Project, Series C (RB) 5.50%, 06/05/14 (c)	95,041
		1,601,989
Principal Amount		Value

Vermont: 0.6%
$150,000	Vermont Economic Development Authority, Recovery Zone Facility (RB) 5.00%, 12/15/20	$169,593
Virginia: 0.1%
25,000	Chesterfield Economic Development Authority, Brandermill Woods Project (RB) 4.13%, 01/01/22 (c)	24,540
Washington: 2.5%
450,000	Washington State Housing Finance Commission, Rockwood Retirement Communities Project, Series B-1 (RB) 5.88%, 01/01/15 (c)	450,175
250,000	Washington State Housing Finance Commission, Skyline at First Hill Project, Series A (RB) 5.25%, 01/01/17	250,042
		700,217
West Virginia: 0.1%
15,000	West Virginia Hospital Finance Authority, Thomas health System, Inc. (RB) 6.25%, 10/01/18 (c)	15,422
Wisconsin: 0.6%
160,000	Wisconsin State Health & Educational Facilities Authority, Wheaton Franciscan Health Care System (RB) 5.25%, 08/15/16 (c)	174,230
Total Municipal Bonds
(Cost: $25,915,742)		26,043,439

Number of
Shares

MONEY MARKET FUND: 11.1%
(Cost: $3,071,561)
3,071,561	Dreyfus Tax Exempt Cash Management Fund - Class B Shares	3,071,561
Total Investments: 104.9%
(Cost: $28,987,303)		29,115,000
Liabilities in excess of other assets: (4.9)%		(1,347,277)
NET ASSETS: 100.0%		$27,767,723

See Notes to Financial Statements

62

ACA	Credit Agricole SA
AMBAC	American Municipal Bond Assurance Corp.
COMWLTH GTD	Commonwealth Guaranteed
CP	Certificate of Participation
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SA	Special Assessment
SAW	State Aid Withholding
ST	Special Tax
TA	Tax Allocation
XLCA	Syncora Guarantee, Inc.
(a)	When-issued security
(b)	Security is segregated as collateral for when issued security
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security - the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond - the rate shown is the effective yield at purchase date

Summary of Investments By Sector (unaudited)	% of Investments	Value
Airport	1.9%	$566,451
Development	8.0	2,318,688
Education	2.9	850,280
Facilities	6.1	1,786,997
General Obligation	2.1	608,789
Higher Education	6.5	1,881,739
Medical	14.8	4,299,890
Multifamily Housing	0.4	105,573
Nursing Homes	9.9	2,873,536
Pollution	4.7	1,380,657
Power	2.7	781,363
School District	3.7	1,088,398
Single Family Housing	0.5	152,252
Tobacco Settlement	10.6	3,079,953
Transportation	8.8	2,555,648
Utilities	3.7	1,075,235
Water	2.2	637,990
Money Market Fund	10.5	3,071,561
	100.0%	$29,115,000

The summary of inputs used to value the Fund’s investments as of April 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds*	$–	$26,043,439	$–	$26,043,439
Money Market Fund	3,071,561	–		3,071,561
Total	$3,071,561	$26,043,439	$–	$29,115,000

* See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

63

SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

April 30, 2014

Principal Amount		Value

MUNICIPAL BONDS: 98.5%
Alabama: 1.5%
$1,400,000	Alabama Federal Aid Highway Finance Authority (RB) 5.00%, 09/01/19	$1,626,366
1,825,000	Alabama Public School & College Authority, Capital Improvement, Series A (RB) 5.00%, 05/01/16	1,988,465
		3,614,831
Arizona: 1.1%
500,000	Arizona State Lottery Revenue, Series A (RB) (AGM) 5.00%, 07/01/15	527,205
500,000	Arizona State Salt River Project Agricultural Improvement & Power District, Series B (RB) 4.00%, 01/01/16	530,100
455,000	Arizona Transportation Board, Excise Tax Revenue, Maricopa County, Regional Area Road Fund (RB) 5.00%, 07/01/17	516,566
865,000	Arizona Transportation Board, Subordinated Highway Revenue, Series A (RB) 5.00%, 07/01/17	980,581
		2,554,452
Arkansas: 0.5%
1,000,000	State of Arkansas, Federal Highway Grant (GO) 5.00%, 04/01/18	1,154,490
California: 10.2%
725,000	California Health Facilities Financing Authority, St. Joseph Health System, Series C (RB) 5.00%, 10/15/19 (p)	850,548
250,000	California State Department of Water Resources, Central Valley Project, Series AM (RB) 5.00%, 12/01/18	293,725
750,000	California State Department of Water Resources, Power Supply Revenue, Series L (RB) 5.00%, 05/01/16	819,375
1,170,000	California State Department of Water Resources, Series L (RB) 5.00%, 05/01/17	1,322,264
750,000	California State Department of Water Resources, Series M (RB) 5.00%, 05/01/16	819,375
550,000	California State Economic Recovery, Series A (GO) 5.00%, 07/01/16	604,494
475,000	California State Public Works Board, Series C (RB) 4.00%, 06/01/16	509,537
520,000	California State Public Works Board, Series E (RB) 4.00%, 06/01/17	569,234
Principal Amount		Value

California: (continued)
$1,000,000	California State Public Works Board, Series G (RB) 4.00%, 11/01/17	$1,103,330
	California State Various Purpose (GO)
1,370,000	4.00%, 09/01/17	1,514,864
1,000,000	4.00%, 02/01/19	1,122,210
500,000	5.00%, 10/01/15	533,595
1,250,000	5.00%, 12/01/15	1,343,512
500,000	5.00%, 03/01/16	542,000
1,000,000	5.00%, 09/01/16	1,104,740
1,000,000	5.00%, 04/01/17	1,123,760
400,000	5.00%, 11/01/17	457,688
435,000	5.00%, 03/01/18	499,911
1,400,000	5.00%, 04/01/18	1,611,638
3,435,000	5.00%, 09/01/18	3,994,183
250,000	5.00%, 10/01/18	291,230
1,000,000	California Statewide Communities Development Authority, Pollution Control, Series A (RB) 1.37%, 04/02/18 (p)	1,005,130
435,000	California Water Resources Department Power Supply, Series L (RB) 5.00%, 05/01/18	503,613
500,000	Los Angeles, California Unified School District, Series A-1 (GO) 5.00%, 07/01/15	527,865
1,000,000	Los Angeles, California Unified School District, Series J (GO) 5.00%, 07/01/17	1,134,630
500,000	Los Angeles, California Unified School District, Series KY (GO) 5.00%, 07/01/15	527,685
10,000	Santa Clara County, California Financing Authority Lease, Capital Projects, Series A (RB) 4.00%, 02/01/17	10,888
		24,741,024
Colorado: 0.1%
250,000	Regional Transportation District, Series A (CP) 5.00%, 06/01/18	287,428
Connecticut: 1.3%
500,000	Connecticut State Economic Recovery, Series A (GO) 5.00%, 01/01/16	538,430
1,670,000	Connecticut State Health and Educational Facilities Authority, Series A-3 (RB) 0.88%, 02/08/18 (p)	1,664,773
850,000	Connecticut State Transportation Infrastructure, Series A (RB) 5.00%, 12/01/17	974,176
		3,177,379
Delaware: 0.3%
	State of Delaware, Series B (GO)
110,000	5.00%, 02/01/16	118,940
500,000	5.00%, 02/01/17	560,835
		679,775

See Notes to Financial Statements

64

Principal Amount		Value

District of Columbia: 0.1%
$320,000	District of Columbia, Series D (RB) 5.00%, 12/01/16	$357,104
Florida: 5.7%
	Citizens Property Insurance Corp., Series A (RB) (AGM)
400,000	4.00%, 06/01/17	436,088
250,000	5.00%, 06/01/15	262,485
400,000	6.00%, 06/01/16	444,328
600,000	City of Jacksonville, Florida, Series A (RB) 5.00%, 10/01/16	662,652
	City of Jacksonville, Florida, Series B (RB)
260,000	5.00%, 10/01/16	287,149
475,000	5.00%, 10/01/17	539,823
1,500,000	City of Jacksonville, Florida, Series C (RB) 5.00%, 10/01/18	1,738,275
665,000	Florida Citizens Property Insurance Corp., High Risk Account, Senior Secured A-1 (RB) 5.50%, 06/01/17	755,094
1,000,000	Florida Hurricane Catastrophe Fund Finance Corp., Series A (RB) 5.00%, 07/01/15	1,054,890
500,000	JEA Electric System, Series D (RB) 5.00%, 10/01/19	587,125
400,000	Palm Beach County School District, Series A (CP) 5.00%, 08/01/16 (p)	436,636
260,000	State of Florida, Board of Education, Lottery Revenue, Series D (RB) 5.00%, 07/01/17	294,393
	State of Florida, Board of Education, Lottery Revenue, Series E (RB)
475,000	5.00%, 07/01/16	521,198
100,000	5.00%, 07/01/19	117,517
900,000	State of Florida, Board of Education, Public Education Capital Outlay, Series A (GO) 5.00%, 06/01/16	985,149
440,000	State of Florida, Board of Education, Public Education Capital Outlay, Series C (GO) 5.00%, 06/01/16	481,822
500,000	State of Florida, Department of Environmental Protection, Series B (RB) 5.00%, 07/01/18	572,845
250,000	State of Florida, Department of Transportation, Series A (GO) 5.00%, 07/01/15	263,873
1,250,000	State of Florida, Department of Transportation, Series B (RB) 4.00%, 07/01/15	1,304,800
810,000	State of Florida, State Board of Education, Series A (GO) 5.00%, 06/01/18	937,559
1,000,000	State of Florida, State Board of Education, Series C (GO) 5.00%, 06/01/16	1,095,050
		13,778,751
Principal Amount		Value

Georgia: 2.8%
$400,000	City of Atlanta, Airport Passenger Facility, Series B (RB) 5.00%, 01/01/17	$444,836
280,000	County Board of Education of Richmond County (GO) (SAW) 5.00%, 10/01/17	318,517
700,000	Fulton County Development Authority, Georgia Tech Athletic Association Project, Series A (RB) 5.00%, 10/01/19	812,917
2,315,000	Gwinnett County School District, Series A (GO) 4.50%, 10/01/17	2,605,509
500,000	Municipal Electric Authority of Georgia, Series A (RB) 5.00%, 11/01/17	569,330
400,000	State of Georgia, Series A (GO) 5.00%, 07/01/16	439,632
500,000	State of Georgia, Series B (GO) 5.00%, 10/01/15	533,740
500,000	State of Georgia, Series D (GO) 5.00%, 05/01/17	564,755
410,000	State of Georgia, Series I (GO) 4.00%, 07/01/19	466,121
		6,755,357
Hawaii: 0.2%
500,000	State of Hawaii, Series EA (GO) 5.00%, 12/01/16	557,295
Illinois: 11.7%
480,000	Chicago, Illinois, O’Hare International Airport Revenue, Series B (RB) 5.00%, 01/01/17	531,254
250,000	Chicago, Illinois, O’Hare International Airport, 3rd Lien, Series A (RB) 5.00%, 01/01/17	276,695
	City of Chicago, Modern Schools Across Chicago Program, Series A (GO)
500,000	4.00%, 12/01/17	544,775
1,500,000	5.00%, 12/01/19	1,730,160
	County of Cook, Series A (GO)
365,000	4.00%, 11/15/16	394,744
2,800,000	5.00%, 11/15/17	3,162,292
315,000	5.00%, 11/15/19	361,907
500,000	Illinois Finance Authority, Resurrection Health Care Corp. (RB) 5.25%, 05/15/15	517,590
	State of Illinois (GO)
275,000	4.00%, 07/01/15	286,074
285,000	4.00%, 09/01/18	313,201
1,000,000	5.00%, 08/01/15	1,055,240
1,500,000	5.00%, 01/01/16	1,604,940
400,000	5.00%, 01/01/16	428,328
700,000	5.00%, 01/01/17	770,665
955,000	5.00%, 01/01/17	1,051,932
750,000	5.00%, 03/01/17	829,282
4,100,000	5.00%, 08/01/17	4,583,677
740,000	5.00%, 01/01/18	833,751
1,000,000	State of Illinois, Department of Employment Security, Series B (RB) 5.00%, 12/15/16 (c)	1,108,580

See Notes to Financial Statements

65

SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

Illinois: (continued)
$500,000	State of Illinois, Sales Tax, Junior Lien (RB) 3.00%, 06/15/16	$523,840
	State of Illinois, Sales Tax, Junior Obligation (RB)
575,000	4.00%, 06/15/15	599,236
500,000	5.00%, 06/15/18	575,770
	State of Illinois, Series A (GO)
500,000	3.00%, 01/01/18	527,490
500,000	3.50%, 09/01/15	519,540
250,000	3.88%, 09/01/17	270,948
850,000	4.00%, 01/01/17	913,631
3,150,000	4.00%, 09/01/18 (c)	3,394,629
500,000	5.00%, 04/01/17	553,940
		28,264,111
Indiana: 0.5%
1,100,000	Indiana Health and Educational Facility Financing Authority, Series B-8 (RB) 4.10%, 11/03/16 (p)	1,189,474
Kentucky: 1.2%
	Kentucky Infrastructure Authority, Wastewater & Drinking Water Revolving Fund, Series A (RB)
500,000	5.00%, 02/01/17	559,090
1,710,000	5.00%, 02/01/18	1,961,729
400,000	Kentucky State Property & Building Commission, Project No. 100, Series A (RB) 5.00%, 08/01/17	451,820
		2,972,639
Louisiana: 0.5%
1,000,000	State of Louisiana, Series A (GO) 5.00%, 11/15/19	1,185,580
Maryland: 3.4%
2,800,000	Baltimore County Consolidated Public Improvement (GO) 5.00%, 08/01/18	3,248,476
500,000	Maryland Department of Transportation (RB) 5.00%, 06/01/18	578,960
400,000	Montgomery County, Series A (GO) 5.00%, 07/01/16	439,452
	State of Maryland, First Series B (GO)
1,000,000	4.50%, 08/01/19	1,158,240
300,000	5.00%, 03/01/19	352,791
1,780,000	State of Maryland, First Series C (GO) 5.00%, 08/01/18	2,073,148
250,000	State of Maryland, Third Series C (GO) 5.00%, 11/01/17	286,800
		8,137,867
Massachusetts: 2.7%
750,000	Commonwealth of Massachusetts, Series B (GO) 5.00%, 08/01/16	826,282
1,000,000	Commonwealth of Massachusetts, Series E (GO) 5.00%, 12/01/16	1,114,860

Principal Amount		Value

Massachusetts: (continued)
$1,000,000	Massachusetts Development Finance Agency, Partners Health Care System Issue, Series K (RB) 5.00%, 01/18/18 (p)	$1,118,300
750,000	Massachusetts Development Finance Agency, Series K-4 (RB) 5.00%, 01/14/16 (p)	805,320
500,000	Massachusetts School Building Authority, Sales Tax, Series A (RB) 5.00%, 05/15/15	524,735
	Massachusetts School Building Authority, Senior Dedicated Sales Tax, Series B (RB)
1,100,000	5.00%, 08/15/18	1,281,775
200,000	5.00%, 08/15/19	237,286
555,000	Massachusetts Water Pollution Abatement Trust, Series 16-B (RB) 5.00%, 08/01/18	645,648
		6,554,206
Michigan: 3.2%
500,000	City of Detroit, Michigan, Water and Sewerage Department, Series A (RB) (AGM) 5.00%, 07/01/18	502,385
1,165,000	Michigan Finance Authority, Clean Water Revolving Revenue (RB) 5.00%, 10/01/17	1,332,865
1,000,000	Michigan Finance Authority, School District of the City of Detroit (RB) 5.00%, 06/01/15	1,042,550
	Michigan Finance Authority, Unemployment Obligation Assessment, Series A (RB)
1,000,000	5.00%, 07/01/17	1,136,990
1,750,000	5.00%, 07/01/18	2,039,660
500,000	Michigan State Hospital Finance Authority, Ascension Health Senior Credit Group, Series B (RB) 5.00%, 11/15/15	535,475
500,000	Michigan State Hospital Finance Authority, Ascension Health Senior Credit Group, Series F-1 (RB) 2.00%, 05/30/18 (p)	509,465
570,000	Wayne Country Airport Authority, Series A-D (RB) 5.00%, 12/01/18	641,962
		7,741,352
Minnesota: 3.3%
2,050,000	City of Rochester, Minnesota Health Care Facilities, Mayo Clinic, Series A (RB) 4.00%, 11/15/18 (p)	2,275,418
2,655,000	City of Rochester, Minnesota Health Care Facilities, Mayo Clinic, Series B (RB) 4.00%, 11/15/18 (p)	2,949,413
675,000	Regents of University of Minnesota, Series A (RB) 5.00%, 12/01/18	790,094

See Notes to Financial Statements

66

Principal Amount		Value

Minnesota: (continued)
$900,000	State of Minnesota, Series E (GO) 5.00%, 08/01/19	$1,067,598
700,000	State of Minnesota, Various Purposes, Series D (GO) 5.00%, 08/01/18	815,283
		7,897,806
Missouri: 1.5%
	Mississippi Highways & Transportation Commission, Series A (RB)
515,000	2.25%, 05/01/15	525,578
1,500,000	5.00%, 05/01/16	1,637,175
500,000	Missouri Highway and Transportation Commission, Series C (RB) 5.00%, 02/01/17	560,395
900,000	State of Missouri, Series A (CP) 2.13%, 10/01/18	926,217
		3,649,365
Nebraska: 0.5%
1,000,000	Nebraska Public Power District, Series C (RB) 5.00%, 01/01/18 (c)	1,131,270
New Jersey: 8.0%
500,000	New Jersey Building Authority, Series A (RB) 5.00%, 06/15/18	571,660
1,610,000	New Jersey Economic Development Authority, School Facilities Construction, Series D (RB) 5.00%, 12/15/17	1,835,980
500,000	New Jersey Economic Development Authority, School Facilities Construction, Series DD (RB) 4.00%, 12/15/16	543,295
375,000	New Jersey Economic Development Authority, School Facilities Construction, Series DD-1 (RB) 5.00%, 12/15/18	430,013
	New Jersey Economic Development Authority, School Facilities Construction, Series EE (RB)
890,000	5.00%, 09/01/17	1,006,652
490,000	5.00%, 09/01/18	559,075
1,000,000	New Jersey Health Care Facilities Financing Authority, Greystone Park Psychiatric Hospital Project, Series B (RB) 5.00%, 09/15/18	1,139,030
500,000	New Jersey Higher Education Assistance Authority, Student Loan, Series 1A (RB) 5.00%, 12/01/15	534,685
1,000,000	New Jersey Higher Education Assistance Authority, Student Loan, Series 2 (RB) 3.75%, 12/01/18	1,064,810
500,000	New Jersey State, Series O (GO) 5.00%, 08/01/15	529,360
1,455,000	New Jersey State, Series S (GO) 5.00%, 08/15/19	1,713,262

Principal Amount		Value

New Jersey: (continued)
$925,000	New Jersey State, Various Purposes (GO) 5.00%, 06/01/18	$1,068,273
1,000,000	New Jersey Transportation Trust Fund Authority, Series A (RB) 5.00%, 12/15/19	1,166,550
	New Jersey Transportation Trust Fund Authority, Series AA (RB)
625,000	4.00%, 06/15/18	689,956
250,000	5.00%, 06/15/19	290,485
2,345,000	New Jersey Transportation Trust Fund Authority, Series B (RB) 5.00%, 06/15/18	2,682,094
2,350,000	New Jersey Transportation Trust Fund Authority, Series D (RB) 5.00%, 12/15/17	2,678,953
635,000	State of New Jersey, Series A (CP) 5.00%, 06/15/17	710,324
150,000	State of New Jersey, Series Q (GO) 5.00%, 08/15/18	174,105
		19,388,562
New Mexico: 0.6%
1,075,000	New Mexico Finance Authority, State Transportation Commission (RB) 4.00%, 06/15/16	1,157,216
250,000	New Mexico Finance Authority, Subordinate Lien, Series A-2 (RB) 5.00%, 12/15/16	278,040
		1,435,256
New York: 14.9%
750,000	City of New York, Series A-1 (GO) 5.00%, 08/01/18	865,080
	City of New York, Series E (GO)
250,000	4.00%, 08/01/16	269,863
850,000	5.00%, 08/01/17	964,495
1,410,000	Erie County Industrial Development Agency, City School District, Series A (RB) (SAW) 5.00%, 05/01/19	1,644,145
	Long Island Power Authority, Electric System, Series A (RB)
900,000	4.00%, 05/01/15	934,227
500,000	5.00%, 05/01/16	539,805
	Metropolitan Transportation Authority, Series D (RB)
520,000	5.00%, 11/15/17	593,476
400,000	5.00%, 11/15/18	464,680
445,000	New York City Transitional Finance Authority, Series D (RB) 5.00%, 11/01/15	476,533
750,000	New York City Transitional Finance Authority, Sub Series A-1 (RB) 5.00%, 05/01/15	786,315
500,000	New York City Transitional Finance Authority, Sub Series F-1 (RB) 5.00%, 02/01/17	560,105
	New York City, Series B (GO)
500,000	5.00%, 08/01/17	567,350
275,000	5.00%, 08/01/18	317,196
600,000	New York City, Series D (GO) 5.00%, 10/01/17	684,054

See Notes to Financial Statements

67

SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value

New York: (continued)
$375,000	New York City, Series F-1 (GO) 5.00%, 03/01/16	$406,144
1,000,000	New York City, Series G (GO) 5.00%, 08/01/19	1,173,480
1,400,000	New York City, Series G-3 (GO) 5.00%, 03/01/17	1,565,830
	New York City, Series I (GO)
250,000	5.00%, 08/01/17	283,675
300,000	5.00%, 08/01/17	340,410
1,500,000	New York City, Series K (GO) 5.00%, 08/01/17	1,702,050
430,000	New York City, Subseries A-1 (GO) 5.00%, 10/01/15	458,827
500,000	New York State Dormitory Authority, Colombia University, Series A (RB) 5.00%, 10/01/18	583,630
250,000	New York State Dormitory Authority, State Personal Income Tax, Series A (RB) 5.00%, 02/15/18	286,378
	New York State Dormitory Authority, State Personal Income Tax, Series A (RB)
300,000	5.00%, 02/15/19	350,040
525,000	5.00%, 02/15/20	619,626
1,400,000	New York State Dormitory Authority, State Personal Income Tax, Series C (RB) 4.00%, 03/15/19	1,568,364
1,000,000	New York State Dormitory Authority, State Personal Income Tax, Series D (RB) 5.00%, 06/15/18	1,153,710
	New York State Dormitory Authority, State Personal Income Tax, Series E (RB)
260,000	5.00%, 02/15/18	297,833
500,000	5.00%, 02/15/20	590,120
1,000,000	New York State Thruway Authority, Local Highway & Bridge Service Contract Bonds (RB) 5.00%, 04/01/16	1,086,830
800,000	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series A (RB) 5.00%, 04/01/19	927,824
1,350,000	New York State Thruway Authority, Series A (RB) 5.00%, 05/01/19	1,560,127
	New York State Thruway Authority, State Personal Income Tax, Series A (RB)
1,000,000	5.00%, 03/15/17	1,124,010
300,000	5.00%, 03/15/18	344,598
450,000	5.00%, 03/15/19	526,329
	New York State Urban Development Corp., State Personal Income Tax, Series C (RB)
250,000	5.00%, 03/15/17	281,003
500,000	5.00%, 03/15/18	574,330
1,865,000	5.00%, 12/15/18	2,181,043

Principal Amount		Value

New York: (continued)
	New York State, Series A (GO)
$1,200,000	3.00%, 02/01/16	$1,255,500
500,000	3.00%, 03/01/16	524,045
275,000	State of New York Municipal Bond Bank Agency, Special School Purpose, Series A (RB) (SAW) 5.00%, 12/01/19	321,772
	Tobacco Settlement Financing Corp. (RB)
1,000,000	5.00%, 06/01/17	1,128,180
2,000,000	5.00%, 06/01/18	2,308,920
400,000	Town of Oyster Bay, New York Public Improvement (GO) 3.00%, 08/15/17	425,464
500,000	Town of Oyster Bay, New York Public Improvement, Series A (GO) (AGM) 3.00%, 03/01/18	531,395
		36,148,811
North Carolina: 5.0%
500,000	County of Guilford, Series A (GO) 5.00%, 03/01/16	542,385
250,000	County of Mecklenburg, Series A (GO) 5.00%, 12/01/17	286,998
	North Carolina Eastern Municipal Power Agency, Series B (RB)
250,000	5.00%, 01/01/16	268,523
1,000,000	5.00%, 01/01/17	1,105,670
1,000,000	North Carolina State, Capital Improvement Limited Obligation Bonds, Series B (RB) 5.00%, 11/01/18	1,161,300
810,000	North Carolina State, Capital Improvement, Series A (RB) 5.00%, 05/01/15	848,637
1,470,000	North Carolina State, Department of State Treasurer (RB) 5.00%, 03/01/16	1,590,393
1,000,000	North Carolina State, Grant Anticipation Revenue (RB) 5.00%, 03/01/19	1,165,250
	North Carolina State, Series A (GO)
300,000	5.00%, 03/01/17	337,152
275,000	5.00%, 03/01/19	323,956
2,800,000	North Carolina State, Series B (GO) 5.00%, 06/01/18	3,251,892
500,000	North Carolina State, Series C (GO) 3.50%, 05/01/16	531,395
260,000	North Carolina State, Series E (GO) 5.00%, 05/01/16	284,050
300,000	North Carolina Turnpike Authority, Monroe Connector System (RB) 5.00%, 07/01/18	345,150
		12,042,751
Ohio: 1.2%
450,000	State of Ohio, Higher Education, Series B (GO) 5.00%, 08/01/16	496,089
1,000,000	State of Ohio, Higher Education, Series C (GO) 5.00%, 08/01/16	1,102,420

See Notes to Financial Statements

68

Principal
Amount		Value

Ohio: (continued)
$400,000	State of Ohio, Major New State Infrastructure Project, Series 3 (RB) 5.00%, 12/15/15	$430,192
850,000	State of Ohio, Water Development Authority, Series A (RB) 3.38%, 07/01/15 (p)	864,246
		2,892,947
Pennsylvania: 4.0%
650,000	City of Philadelphia, Water and Wastewater Revenue, Series A (RB) (AGM) 5.00%, 06/15/18	750,197
	Commonwealth of Pennsylvania, First Refunding Series (GO)
1,000,000	5.00%, 07/01/17	1,132,280
1,000,000	5.00%, 07/01/18	1,158,420
	Commonwealth of Pennsylvania, First Series (GO)
1,105,000	5.00%, 11/15/18	1,291,104
1,000,000	5.00%, 04/01/19	1,173,720
300,000	5.00%, 06/01/19	353,505
1,700,000	Commonwealth of Pennsylvania, Second Refunding Series (GO) 5.00%, 07/01/17	1,924,876
200,000	Commonwealth of Pennsylvania, Second Series (GO) 5.00%, 10/15/15	213,748
	Pennsylvania Economic Development, Unemployment Compensation, Series A (RB)
250,000	5.00%, 07/01/15	263,993
1,250,000	5.00%, 07/01/18	1,449,687
		9,711,530
Puerto Rico: 0.6%
	Puerto Rico Sales Tax Financing Corp., Sales Tax, First Sub-Series A (RB)
220,000	3.75%, 08/01/15	218,755
1,245,000	4.25%, 08/01/17	1,208,272
		1,427,027
South Carolina: 1.0%
1,000,000	Piedmont Municipal Power Agency, Series A (RB) 5.00%, 01/01/17	1,105,940
	South Carolina Public Service Authority, Series B (RB)
250,000	5.00%, 12/01/15	268,498
1,000,000	5.00%, 12/01/18	1,160,820
		2,535,258
Tennessee: 0.4%
485,000	City of Memphis, Electric System Revenue (RB) 5.00%, 12/01/16	539,917
400,000	Metropolitan Government of Nashville and Davidson County, Series A (GO) 5.00%, 07/01/18	462,840
		1,002,757
Principal
Amount		Value

Texas: 5.0%
$550,000	City of Dallas, Fort Worth International Airport, Series B (RB) 5.00%, 11/01/18	$634,298
500,000	City of Dallas, Series A (GO) 5.00%, 02/15/18	573,555
750,000	City of Houston, Combined Utility System, Series C (RB) 5.00%, 11/15/15	804,405
	City of Houston, Series A (GO)
460,000	5.00%, 03/01/18	528,641
550,000	5.00%, 03/01/20	652,206
300,000	City of San Antonio Texas, Series D (RB) 5.00%, 02/01/17	335,106
500,000	Dallas Independent School District (GO) 4.00%, 08/15/16	540,415
250,000	Harris County, Texas Metropolitan Transit Authority, Series B (RB) 5.00%, 11/01/16	276,740
375,000	Harris County, Texas Permanent Improvement, Series B (GO) 5.00%, 10/01/19	443,970
	Lower Colorado River Authority (RB)
935,000	4.00%, 05/15/18	1,032,979
630,000	5.00%, 05/15/16	686,587
300,000	Lower Colorado River Authority, LCRA Transmission Service Corp. Project, Series A (RB) 5.00%, 05/15/17	336,177
1,500,000	Lower Colorado River Authority, Series B (RB) 5.00%, 05/15/19	1,739,910
1,410,000	Texas Public Finance Authority (GO) 5.00%, 10/01/18	1,648,487
1,050,000	Texas Public Finance Authority, Unemployment Compensation, Series B (RB) 5.00%, 07/01/15 (c)	1,105,744
250,000	Texas State University System, Board of Regents (RB) 5.00%, 03/15/18	286,653
500,000	Texas Transportation Commission, Highway Improvement, Series A (GO) 5.00%, 04/01/19	589,200
		12,215,073
Utah: 1.2%
	State of Utah, Series C (GO)
1,000,000	5.00%, 07/01/17	1,135,980
650,000	5.00%, 07/01/18	756,431
825,000	Utah State Board of Regents, Series EE-2 (RB) 4.50%, 11/01/17	929,758
		2,822,169
Virginia: 0.8%
1,260,000	Virginia College Building Authority, 21st Century College & Equipment Programs Educational Facilities, Series A (RB) 5.00%, 02/01/19	1,472,927

See Notes to Financial Statements

69

SHORT MUNICIPAL INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Principal
Amount		Value

Virginia: (continued)
$500,000	Virginia College Building Authority, Public Higher Education Financing Program, Series A-1 (RB) 5.00%, 09/01/17	$568,000
		2,040,927
Washington: 3.2%
	City of Seattle, Municipal Light and Power, Series B (RB)
400,000	5.00%, 02/01/17	447,504
555,000	5.00%, 06/01/19	653,984
265,000	Port of Seattle, Passenger Facility Charge Revenue, Series A (RB) 5.00%, 12/01/17	300,505
525,000	Washington State, Motor Vehicle Fuel Tax, Series C (GO) 5.00%, 07/01/17	595,507
500,000	Washington State, Motor Vehicle Fuel Tax, Series R-C (GO) 5.00%, 07/01/19	589,765
465,000	Washington State, Various Purpose, Series A (GO) 5.00%, 08/01/18	539,479
500,000	Washington State, Various Purpose, Series B (GO) 5.00%, 07/01/17	567,150
	Washington State, Various Purpose, Series R-A (GO)
1,540,000	5.00%, 01/01/18	1,762,345
1,000,000	5.00%, 01/01/19	1,168,580
250,000	Washington State, Various Purpose, Series R-C (GO) 5.00%, 07/01/19	294,883
675,000	Washington State, Various Purpose, Series R-D (GO) 5.00%, 07/01/15	712,456
		7,632,158
Principal
Amount		Value

Wisconsin: 0.3%
$250,000	City of Milwaukee, Series N2 (GO) 5.00%, 05/01/19	$292,170
	State of Wisconsin, Series 2 (GO)
305,000	5.00%, 11/01/18	356,960
150,000	5.00%, 05/01/19	176,487
		825,617
Total Municipal Bonds (Cost: $237,152,859)		238,502,399

Number of
Shares

MONEY MARKET FUND: 0.2% (Cost: $477,457)
477,457	Dreyfus Tax Exempt Cash Management Fund - Class B Shares	477,457
Total Investments: 98.7% (Cost: $237,630,316)		238,979,856
Other assets less liabilities: 1.3%		3,151,417
NET ASSETS: 100.0%		$242,131,273

AGM	Assured Guaranty Municipal Corp.
CP	Certificate of Participation
GO	General Obligation
RB	Revenue Bond
SAW	State Aid Withholding
(c)	Callable Security - the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security - the redemption date shown is when the security may be redeemed by the investor

See Notes to Financial Statements

70

Summary of Investments By Sector (unaudited)	% of Investments	Value
Airport	1.2%	$2,829,550
Bond Bank	0.1	321,772
Development	2.6	6,128,096
Education	5.4	12,859,184
Facilities	4.4	10,631,104
General Obligation	51.3	122,552,190
Higher Education	5.3	12,644,560
Medical	4.2	9,966,413
Pollution	0.4	1,005,130
Power	6.7	16,008,781
School District	2.2	5,336,104
Student Loan	0.4	929,758
Transportation	12.5	29,770,415
Utilities	0.6	1,429,318
Water	2.5	6,090,024
Money Market Fund	0.2	477,457
	100.0%	$238,979,856

The summary of inputs used to value the Fund’s investments as of April 30, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds*	$–	$238,502,399	$–	$238,502,399
Money Market Fund	477,457	–	–	477,457
Total	$477,457	$238,502,399	$–	$238,979,856

* See Schedule of Investments for security type and geographic sector breakouts.

See Notes to Financial Statements

71

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2014

	CEF Municipal Income ETF	High-Yield Municipal Index ETF	Intermediate Municipal Index ETF	Long Municipal Index ETF
Assets:
Investments, at value (1)	$31,900,031	$979,773,646	$617,617,871	$75,721,920
Cash	–	–	–	557,263
Receivables:
Investment securities sold	–	1,318,388	1,770,165	–
Shares sold	–	6,338,739	7,889	–
Dividends and interest	116,917	17,656,077	7,396,405	1,091,576
Prepaid expenses	146	–	–	–
Total assets	32,017,094	1,005,086,850	626,792,330	77,370,759

Liabilities:
Payables:
Investment securities purchased	–	27,004,947	1,060,679	557,263
Line of credit	–	–	488,660	–
Due to Adviser	9,984	264,638	121,228	15,058
Due to custodian	–	1,000	–	–
Deferred Trustee fees	1,449	3,184	3,000	1,517
Accrued expenses	63,652	–	328	–
Total liabilities	75,085	27,273,769	1,673,895	573,838
NET ASSETS	$31,942,009	$977,813,081	$625,118,435	$76,796,921
Shares outstanding	1,250,000	32,700,000	27,100,000	4,050,000
Net asset value, redemption and offering price per share	$25.55	$29.90	$23.07	$18.96

Net assets consist of:
Aggregate paid in capital	$34,977,669	$997,471,953	$614,558,777	$78,236,527
Net unrealized appreciation (depreciation)	(2,293,009)	(4,880,641)	11,058,287	907,107
Undistributed net investment income	163,197	5,361,277	1,292,309	280,696
Accumulated net realized loss	(905,848)	(20,139,508)	(1,790,938)	(2,627,409)
	$31,942,009	$977,813,081	$625,118,435	$76,796,921
(1) Cost of investments	$34,193,040	$984,654,287	$606,559,584	$74,814,813

See Notes to Financial Statements

72

Pre-Refunded Municipal Index ETF	Short High-Yield Municipal Index ETF	Short Municipal Index ETF

$34,204,625	$29,115,000	$238,979,856
–	–	–

1,090,282	–	–
16,667	1,378	98,708
512,708	427,517	3,136,723
–	–	–
35,824,282	29,543,895	242,215,287

1,094,387	1,769,152	42,289
143,244	–	–
6,816	6,520	40,125
–	500	–
865	–	1,600
7	–	–
1,245,319	1,776,172	84,014
$34,578,963	$27,767,723	$242,131,273
1,400,000	1,100,000	13,750,000
$24.70	$25.24	$17.61

$34,684,077	$27,639,917	$240,642,791
482,401	127,697	1,349,540
2,159	92,545	250,359
(589,674)	(92,436)	(111,417)
$34,578,963	$27,767,723	$242,131,273
$33,722,224	$28,987,303	$237,630,316

See Notes to Financial Statements
73

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2014

	CEF Municipal Income ETF	High-Yield Municipal Index ETF	Intermediate Municipal Index ETF	Long Municipal Index ETF
Income:
Dividends.	$1,634,905	$–	$–	$–
Interest	–	52,055,690	17,413,451	3,763,860
Total income	1,634,905	52,055,690	17,413,451	3,763,860

Expenses:
Management fees	101,019	3,078,348	1,496,726	204,981
Professional fees	32,555	–	–	–
Insurance	413	–	–	–
Trustees’ fees and expenses	574	–	–	–
Reports to shareholders	11,059	–	–	–
Indicative optimized portfolio value fee	6,009	–	–	–
Custodian fees	6,248	–	–	–
Registration fees	7,456	–	–	–
Transfer agent fees	2,402	–	–	–
Fund accounting fees	30,063	–	–	–
Interest	99	5,701	340	282
Other	707	–	–	–
Total expenses	198,604	3,084,049	1,497,066	205,263
Waiver of management fees	(97,486)	–	–	–
Net expenses	101,118	3,084,049	1,497,066	205,263
Net investment income	1,533,787	48,971,641	15,916,385	3,558,597

Net realized gain (loss) on:
Investments.	(691,112)	(20,240,172)	(1,769,224)	(125,337)
In-kind redemptions	(140,249)	(15,602,030)	(4,348,065)	(3,608,566)
Net realized loss	(831,361)	(35,842,202)	(6,117,289)	(3,733,903)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,577,011)	(66,371,174)	(21,643,793)	(5,921,217)
Net change in unrealized appreciation (depreciation)	(1,577,011)	(66,371,174)	(21,643,793)	(5,921,217)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(874,585)	$(53,241,735)	$(11,844,697)	$(6,096,523)

(a)	For the period from January 13, 2014 (commencement of operations) through April 30, 2014.

See Notes to Financial Statements

74

Pre-Refunded Municipal Index ETF	Short High-Yield Municipal Index ETF(a)	Short Municipal Index ETF

$–	$–	$–
420,602	181,604	3,543,680
420,602	181,604	3,543,680

80,315	14,146	450,644
–	–	–
–	–	–
–	–	–
–	–	–
–	–	–
–	–	–
–	–	–
–	–	–
–	–	–
7	–	615
–	–	–
80,322	14,146	451,259
–	–	–
80,322	14,146	451,259
340,280	167,458	3,092,421

(460,182)	(92,349)	(57,042)
–	15,105	(477,974)
(460,182)	(77,244)	(535,016)

(401,973)	127,697	(1,654,584)
(401,973)	127,697	(1,654,584)
$(521,875)	$217,911	$902,821

See Notes to Financial Statements
75

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	CEF Municipal Income ETF		High-Yield Municipal Index ETF
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Operations:
Net investment income	$1,533,787	$842,684	$48,971,641	$47,540,286
Net realized gain (loss)	(831,361)	172,211	(35,842,202)	11,595,416
Net change in unrealized appreciation (depreciation)	(1,577,011)	(1,021,540)	(66,371,174)	22,441,681
Net increase (decrease) in net assets resulting from operations	(874,585)	(6,645)	(53,241,735)	81,577,383

Dividends and Distributions to shareholders:
Dividends from net investment income	(1,492,015)	(756,260)	(49,806,400)	(44,542,201)
Distributions from net realized capital gains	–	(3,575)	(2,773,260)	–
Total Dividends and Distributions	(1,492,015)	(759,835)	(52,579,660)	(44,542,201)

Share transactions:**
Proceeds from sale of shares	18,440,829	27,822,123	241,356,929	609,982,053
Cost of shares redeemed	(9,594,941)	(9,922,067)	(288,263,858)	(82,484,803)
Increase (Decrease) in net assets resulting from share transactions	8,845,888	17,900,056	(46,906,929)	527,497,250
Total increase (decrease) in net assets	6,479,288	17,133,576	(152,728,324)	564,532,432
Net Assets, beginning of period	25,462,721	8,329,145	1,130,541,405	566,008,973
Net Assets, end of period†	$31,942,009	$25,462,721	$977,813,081	$1,130,541,405
† Including undistributed net investment income	$163,197	$122,202	$5,361,277	$6,314,178

** Shares of Common Stock Issued (no par value)
Shares sold	750,000	950,000	8,200,000	18,600,000
Shares redeemed	(400,000)	(350,000)	(9,500,000)	(2,500,000)
Net increase (decrease)	350,000	600,000	(1,300,000)	16,100,000

See Notes to Financial Statements

76

Intermediate Municipal Index ETF		Long Municipal Index ETF		Pre-Refunded Municipal Index ETF
For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013

$15,916,385	$16,314,178	$3,558,597	$4,193,906	$340,280	$518,963
(6,117,289)	2,829,388	(3,733,903)	1,873,496	(460,182)	211,669
(21,643,793)	8,975,144	(5,921,217)	1,030,833	(401,973)	(149,912)
(11,844,697)	28,118,710	(6,096,523)	7,098,235	(521,875)	580,720

(16,144,350)	(15,886,800)	(3,686,580)	(4,081,740)	(382,660)	(518,140)
–	(65,310)	–	–	–	–
(16,144,350)	(15,952,110)	(3,686,580)	(4,081,740)	(382,660)	(518,140)

252,701,369	361,608,566	35,141,472	56,471,868	2,463,763	7,606,723
(346,169,158)	(86,950,939)	(69,466,413)	(20,122,020)	–	(7,606,130)
(93,467,789)	274,657,627	(34,324,941)	36,349,848	2,463,763	593
(121,456,836)	286,824,227	(44,108,044)	39,366,343	1,559,228	63,173
746,575,271	459,751,044	120,904,965	81,538,622	33,019,735	32,956,562
$625,118,435	$746,575,271	$76,796,921	$120,904,965	$34,578,963	$33,019,735
$1,292,309	$1,513,206	$280,696	$408,791	$2,159	$44,539

11,200,000	15,300,000	1,900,000	2,800,000	100,000	300,000
(15,500,000)	(3,700,000)	(3,800,000)	(1,000,000)	–	(300,000)
(4,300,000)	11,600,000	(1,900,000)	1,800,000	100,000	–

See Notes to Financial Statements
77

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Short High-Yield Municipal Index ETF	Short Municipal Index ETF
	For the Period January 13, 2014* through April 30, 2014	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013
Operations:
Net investment income	$167,458	$3,092,421	$2,492,841
Net realized gain (loss)	(77,244)	(535,016)	625,531
Net change in unrealized appreciation (depreciation)	127,697	(1,654,584)	(97,074)
Net increase in net assets resulting from operations	217,911	902,821	3,021,298

Dividends and Distributions to shareholders:
Dividends from net investment income	(75,000)	(3,085,320)	(2,444,000)
Distributions from net realized capital gains	–	–	(108,350)
Total Dividends and Distributions	(75,000)	(3,085,320)	(2,552,350)

Share transactions:**
Proceeds from sale of shares	30,156,740	121,412,008	103,064,489
Cost of shares redeemed	(2,531,928)	(82,603,960)	(33,769,510)
Increase in net assets resulting from share transactions	27,624,812	38,808,048	69,294,979
Total increase in net assets	27,767,723	36,625,549	69,763,927
Net Assets, beginning of period	–	205,505,724	135,741,797
Net Assets, end of period†	$27,767,723	$242,131,273	$205,505,724
† Including undistributed net investment income	$92,545	$250,359	$243,258

** Shares of Common Stock Issued (no par value)
Shares sold	1,200,000	6,900,000	5,800,000
Shares redeemed	(100,000)	(4,700,000)	(1,900,000)
Net increase	1,100,000	2,200,000	3,900,000

*	Commencement of operations

See Notes to Financial Statements

78

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	CEF MUNICIPAL INCOME ETF
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Period July 12, 2011 (a) through April 30, 2012
Net asset value, beginning of period	$28.29	$27.76	$25.00
Income from investment operations:
Net investment income	1.46	1.49	1.24
Net realized and unrealized gain (loss) on investments	(2.73)	0.53	2.66
Total from investment operations	(1.27)	2.02	3.90
Less:
Dividends from net investment income	(1.47)	(1.48)	(1.12)
Distributions from net realized capital gains	–	(0.01)	(0.02)
Total dividends and distributions	(1.47)	(1.49)	(1.14)
Net asset value, end of period	$25.55	$28.29	$27.76
Total return (b)	(4.08)%	7.28%	15.84	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$31,942	$25,463	$8,329
Ratio of gross expenses to average net assets	0.79%	1.03%	2.36	%(d)
Ratio of net expenses to average net assets	0.40%	0.40%	0.40	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.40%	0.40%	0.40	%(d)
Ratio of net investment income to average net assets	6.07%	5.33%	6.04	%(d)
Portfolio turnover rate	9%	3%	3	%(c)

	HIGH-YIELD MUNICIPAL INDEX ETF
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010
Net asset value, beginning of year	$33.25	$31.62	$28.39	$30.62	$26.22
Income from investment operations:
Net investment income	1.68	1.61	1.60	1.75	2.08
Net realized and unrealized gain (loss) on investments	(3.23)	1.66	3.32	(1.97)	4.17
Total from investment operations	(1.55)	3.27	4.92	(0.22)	6.25
Less:
Dividends from net investment income	(1.70)	(1.64)	(1.69)	(1.79)	(1.85)
Distributions from net realized capital gains	(0.10)	–	–	(0.22)	–
Total dividends and distributions	(1.80)	(1.64)	(1.69)	(2.01)	(1.85)
Net asset value, end of year	$29.90	$33.25	$31.62	$28.39	$30.62
Total return (b)	(4.48)%	10.55%	17.90%	(0.81)%	24.47%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$977,813	$1,130,541	$566,009	$210,051	$159,210
Ratio of gross expenses to average net assets	0.35%	0.35%	0.35%	0.44%	0.65%
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net expenses, excluding interest expense and interest on securities sold short to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	5.57%	5.22%	6.04%	6.27%	7.45%
Portfolio turnover rate	21%	12%	18%	42%	19%

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

79

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	INTERMEDIATE MUNICIPAL INDEX ETF
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010
Net asset value, beginning of year	$23.78	$23.22	$21.40	$21.51	$20.77
Income from investment operations:
Net investment income	0.58	0.59	0.71	0.74	0.75
Net realized and unrealized gain (loss) on investments	(0.71)	0.57	1.82	(0.08)	0.75
Total from investment operations	(0.13)	1.16	2.53	0.66	1.50
Less:
Dividends from net investment income	(0.58)	(0.60)	(0.71)	(0.74)	(0.76)
Distributions from net realized capital gains	–	– (b)	–	(0.03)	– (b)
Total dividends and distributions	(0.58)	(0.60)	(0.71)	(0.77)	(0.76)
Net asset value, end of year	$23.07	$23.78	$23.22	$21.40	$21.51
Total return (a)	(0.45)%	5.05%	12.02%	3.11%	7.35%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$625,118	$746,575	$459,751	$220,371	$159,179
Ratio of gross expenses to average net assets	0.24%	0.24%	0.24%	0.29%	0.45%
Ratio of net expenses to average net assets	0.24%	0.24%	0.24%	0.24%	0.23%
Ratio of net expenses, excluding interest expense and interest on securities sold short to average net assets	0.24%	0.24%	0.24%	0.24%	0.23%
Ratio of net investment income to average net assets	2.55%	2.54%	3.19%	3.50%	3.73%
Portfolio turnover rate	1%	1%	7%	19%	22%

	LONG MUNICIPAL INDEX ETF
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010
Net asset value, beginning of year	$20.32	$19.65	$17.46	$18.49	$17.28
Income from investment operations:
Net investment income	0.79	0.77	0.83	0.83	0.83
Net realized and unrealized gain (loss) on investments	(1.36)	0.67	2.19	(1.03)	1.23
Total from investment operations	(0.57)	1.44	3.02	(0.20)	2.06
Less:
Dividends from net investment income	(0.79)	(0.77)	(0.83)	(0.83)	(0.85)
Net asset value, end of year	$18.96	$20.32	$19.65	$17.46	$18.49
Total return (a)	(2.62)%	7.44%	17.67%	(1.10)%	12.20%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$76,797	$120,905	$81,539	$55,009	$52,711
Ratio of gross expenses to average net assets	0.24%	0.24%	0.24%	0.38%	0.64%
Ratio of net expenses to average net assets	0.24%	0.24%	0.24%	0.24%	0.25%
Ratio of net expenses, excluding interest expense, to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net investment income to average net assets	4.17%	3.86%	4.46%	4.60%	4.78%
Portfolio turnover rate	5%	3%	22%	27%	20%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

80

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	PRE-REFUNDED MUNICIPAL INDEX ETF
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010
Net asset value, beginning of year	$25.40	$25.35	$25.01	$24.98	$24.73
Income from investment operations:
Net investment income	0.25	0.38	0.34	0.34	0.35
Net realized and unrealized gain (loss) on investments	(0.67)	0.05	0.34	0.10	0.24
Total from investment operations	(0.42)	0.43	0.68	0.44	0.59
Less:
Dividends from net investment income	(0.28)	(0.38)	(0.34)	(0.35)	(0.34)
Distributions from net realized capital gains	–	–	–	(0.06)	–
Total dividends and distributions	(0.28)	(0.38)	(0.34)	(0.41)	(0.34)
Net asset value, end of year	$24.70	$25.40	$25.35	$25.01	$24.98
Total return (b)	(1.64)%	1.71%	2.74%	1.74%	2.38%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$34,579	$33,020	$32,957	$35,019	$39,965
Ratio of gross expenses to average net assets	0.24%	0.24%	0.24%	0.38%	0.67%
Ratio of net expenses to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net expenses, excluding interest expense and interest on securities sold short to average net assets	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of net investment income to average net assets	1.02%	1.50%	1.36%	1.36%	1.44%
Portfolio turnover rate	61%	19%	40%	28%	8%

	SHORT HIGH-YIELD MUNICIPAL INDEX ETF
	For the Period January 13, 2014 (a) through April 30, 2014
Net asset value, beginning of period	$24.94
Income from investment operations:
Net investment income	0.24
Net realized and unrealized gain on investments	0.22
Total from investment operations	0.46
Less:
Dividends from net investment income		(0.16)
Net asset value, end of period	$25.24
Total return (b)	1.82	%(c)

Ratios/Supplemental Data
Net assets, end of period (000’s)	$ 27,768
Ratio of gross expenses to average net assets	0.35	%(d)
Ratio of net expenses to average net assets	0.35	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.35	%(d)
Ratio of net investment income to average net assets	4.10	%(d)
Portfolio turnover rate	6	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares
(c)	Not annualized
(d)	Annualized

See Notes to Financial Statements

81

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	SHORT MUNICIPAL INDEX ETF
	For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012	For the Year Ended April 30, 2011	For the Year Ended April 30, 2010
Net asset value, beginning of year	$17.79	$17.74	$17.35	$17.32	$16.93
Income from investment operations:
Net investment income	0.24	0.26	0.32	0.36	0.39
Net realized and unrealized gain (loss) on investments	(0.18)	0.06	0.40	0.09	0.39
Total from investment operations	0.06	0.32	0.72	0.45	0.78
Less:
Dividends from net investment income	(0.24)	(0.26)	(0.33)	(0.36)	(0.39)
Distributions from net realized capital gains	–	(0.01)	– (b)	(0.06)	–
Total dividends and distributions	(0.24)	(0.27)	(0.33)	(0.42)	(0.39)
Net asset value, end of year	$17.61	$17.79	$17.74	$17.35	$17.32
Total return (a)	0.36%	1.83%	4.16%	2.59%	4.64%

Ratios/Supplemental Data
Net assets, end of year (000’s)	$242,131	$205,506	$135,742	$94,568	$89,222
Ratio of gross expenses to average net assets	0.20%	0.20%	0.20%	0.29%	0.55%
Ratio of net expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net expenses, excluding interest expense,to average net assets	0.20%	0.20%	0.20%	0.20%	0.19%
Ratio of net investment income to average net assets	1.37%	1.46%	1.85%	2.04%	2.31%
Portfolio turnover rate	3%	10%	23%	35%	43%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

82

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

April 30, 2014

Note 1–Fund Organization–Market Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of April 30, 2014, offers fifty eight investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: CEF Municipal Income ETF (“CEF Municipal”), High-Yield Municipal Index ETF (“High-Yield”), Intermediate Municipal Index ETF (“Intermediate”), Long Municipal Index ETF (“Long”), Pre-Refunded Municipal Index ETF (“Pre-Refunded”), Short High-Yield Municipal Index ETF (“Short High-Yield”) and Short Municipal Index ETF (“Short”), each a “Fund” and collectively the “Funds”. Each Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of its Index. The Funds (except CEF Municipal) expect to use a sampling approach in seeking to achieve their objectives. Sampling means that Van Eck Associates Corporation (the “Adviser”) uses quantitative analysis to select bonds and other securities that represent a sample of securities in the Index in terms of key risk factors, performance attributes and other characteristics. The number of securities in each Fund will be based upon several factors, including asset size of the Fund. The Adviser generally expects each Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. CEF Municipal seeks to achieve its objectives through a portfolio of securities in substantially the same weighting as its index.

The Funds’ commencement of operations dates and their respective Indices are presented below:

Fund	Commencement of Operations	Index
CEF Municipal	July 12, 2011	S-Network Municipal Bond Closed-End Fund IndexSM
High-Yield	February 4, 2009	Barclays Municipal Custom High Yield Composite Index
Intermediate	December 4, 2007	Barclays AMT-Free Intermediate Continuous Municipal Index
Long	January 2, 2008	Barclays AMT-Free Long Continuous Municipal Index
Pre-Refunded	February 2, 2009	Barclays Municipal Pre-Refunded-Treasury-Escrowed Index
Short High-Yield	January 13, 2014	Barclays Municipal High Yield Short Duration Index
Short	February 22, 2008	Barclays AMT-Free Short Continuous Municipal Index

Note 2–Significant Accounting Policies–The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation–The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day.Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of the Adviser appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other
83

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes–It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders–Dividends to shareholders from net investment income, if any, are declared and paid at least monthly by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Restricted Securities–The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

E.	Use of Derivative Instruments–The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small
84

movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The Funds held no derivative instruments outstanding during the year ended April 30, 2014.

F.	Other–Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based upon estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from estimated amounts. Interest income, including amortization of premiums and discounts, is accrued as earned. Interest income is generally not earned on debt securities in default or upon determination that the income is not realizable.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3–Investment Management and Other Agreements–The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. High Yield, Intermediate, Long, Pre-Refunded, Short High-Yield and Short utilize a unitary management fee where the Adviser is responsible for all expenses of these Funds, except the fee payment under the Investment Advisory Agreement, interest expenses, offering costs, trading expenses, taxes and extraordinary expenses. For CEF Municipal, the Adviser voluntarily waived its fees and assumed certain fund expenses during this period to limit total annual operating expenses to the expense caps listed below.

The current management fee rate, expense cap and the amounts waived/assumed by the Adviser for the year ended April 30, 2014 are as follows:

Fund	Expense Cap	Management Fee Rate	Waiver of Management Fees	Expenses Assumed by the Adviser
CEF Municipal *	0.40%	0.40%	$97,486	$–

* The Adviser has agreed, at least until September 1, 2014, to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the Fund’s total annual operating expenses do not exceed the expense cap, excluding acquired fund fees and expenses, interest expense, offering cost, trading expenses, taxes and extraordinary expenses.

Fund	Unitary Management Fee Rate
High-Yield	0.35%
Intermediate	0.24
Long	0.24
Pre-Refunded	0.24
Short High-Yield	0.35
Short	0.20

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ Distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

85

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 4–Investments–For the year ended April 30, 2014, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
CEF Municipal	$2,383,836	$3,558,740
High-Yield	372,929,202	180,232,121
Intermediate	87,067,076	5,886,593
Long	11,318,539	4,656,748
Pre-Refunded	23,645,594	20,020,460
Short High-Yield	21,219,204	832,992
Short	61,327,822	6,600,974

Note 5–Income Taxes–As of April 30, 2014, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CEF Municipal	$34,188,471	$69,109	$(2,357,549)	$(2,288,440)
High-Yield	982,684,854	34,559,745	(37,470,953)	(2,911,208)
Intermediate	606,520,267	14,723,093	(3,625,489)	11,097,604
Long	74,808,121	2,509,693	(1,595,894)	913,799
Pre-Refunded	33,722,181	499,052	(16,608)	482,444
Short High-Yield	28,981,689	295,818	(162,507)	133,311
Short	237,629,689	2,023,484	(673,317)	1,350,167

At April 30, 2014, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital Losses	Qualified Late-Year Losses*	Other Temporary Difference	Unrealized Appreciation (Depreciation)	Total
CEF Municipal	$160,077	$–	$–	$(644,037)	$(261,811)	$(1,449)	$(2,288,440)	$(3,035,660)
High-Yield	3,040,792	–	–	(1,213,722)	(18,518,787)	(55,947)	(2,911,208)	(19,658,872)
Intermediate	1,294,332	–	–	(209)	(1,790,728)	(41,341)	11,097,604	10,559,658
Long	280,317	–	–	(2,547,792)	(79,617)	(6,313)	913,799	(1,439,606)
Pre-Refunded	4,710	–	–	(589,674)	–	(2,595)	482,445	(105,114)
Short High-Yield	86,932	–	–	(92,436)	–	–	133,310	127,806
Short	264,507	–	–	(52,853)	(58,565)	(14,774)	1,350,167	1,488,482

*	Qualified late-year losses comprised of post-October capital losses incurred after October 31, 2013, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2013 and specified losses incurred after October 31, 2013. These losses are deemed to arise on the first day of the Fund’s next taxable year. For the year ended April 30, 2014, the Funds intend to defer to May 1, 2014 for federal tax purposes the above listed post-October capital losses.

The tax character of dividends paid to shareholders during the years ended April 30, 2014 and April 30, 2013 were as follows:

	Tax-Exempt Dividends		Ordinary Income		Long-Term Capital Gains
Fund	April 30, 2014	April 30, 2013	April 30, 2014	April 30, 2013	April 30, 2014	April 30, 2013
CEF Municipal	$1,478,186	$751,369	$13,829	$5,039	$–	$3,427
High-Yield	48,957,547	43,970,570	850,630	571,631	2,771,483	–
Intermediate	16,046,500	15,867,110	97,850	19,690	–	65,310
Long	3,656,495	4,054,246	30,085	27,494	–	–
Pre-Refunded	382,660	518,140	–	–	–	–
Short High-Yield	74,410	–	590	–	–	–
Short	3,032,010	2,443,328	53,310	738	–	108,284
86

At April 30, 2014, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

			Amount Expiring in the Year Ended December 31,
Fund	No Expiration Short-Term Capital Losses	No Expiration Long-Term Capital Losses	April 2019	April 2018	April 2017
CEF Municipal	$637,819	$6,218	$–	$–	$–
High-Yield	1,213,722	–	–	–	–
Intermediate	209	–	–	–	–
Long	310,787	–	78,825	1,554,202	603,978
Pre-Refunded	244,986	344,688	–	–	–
Short High-Yield	92,436	–	–	–	–
Short	32,634	20,219	–	–	–

During the year ended April 30, 2014 Short utilized $1,523 of prior year capital loss carryforwards.

During the year ended April 30, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment of market discount on tax exempt instruments and in-kind share transactions, the Funds incurred differences that affected undistributed net investment income, accumulated net realized gain (losses) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Undistributed Net Investment Income (Loss)	Increase (Decrease) in Accumulated Realized Gain (Loss)	Increase (Decrease) in Aggregate Paid in Capital
CEF Municipal	$(777)	$141,026	$(140,249)
High-Yield	(118,142)	15,942,565	(15,824,423)
Intermediate	7,068	4,340,997	(4,348,065)
Long	(112)	3,608,678	(3,608,566)
Short High-Yield	87	(15,192)	15,105
Short	–	477,974	(477,974)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended April 30, 2011-2013), or expected to be taken in the Funds’ current tax year. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended April 30, 2014, the Funds did not incur any interest or penalties.

Note 6–Capital Share Transactions–As of April 30, 2014, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 100,000 shares, except for CEF Municipal, which has Creation Units consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended April 30, 2014, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
CEF Municipal	$17,127,469	$7,091,726
High-Yield	14,490,212	268,712,319
Intermediate	192,074,734	355,342,504
Long	28,782,710	69,972,729
Pre-Refunded	–	–
Short High-Yield	8,129,186	2,503,428
Short	71,803,220	82,700,124
87

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 7–Concentration and Other Risks–The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective. The Funds (except CEF Municipal) use a sampling approach in which the Adviser uses quantitative analysis to select bonds that represent a sample of securities in the index in terms of key risk factors, performance attributes and other characteristics. Each Fund is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. Investments in municipal securities involve risks similar to those of investing in any fund of fixed income securities traded on exchanges, such as market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in security prices.

High-Yield and Short High-Yield invest in non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. These high yield securities may involve greater risks and considerations not typically associated with investing in U.S. government bonds and other high quality fixed-income securities. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities. High-Yield and Short High-Yield may not be able to sell bonds at desired prices and that large purchases or sales of certain high-yield bond issues may cause substantial fluctuations in share price, yield and total return.

CEF Municipal invests in closed-end funds that may trade at a discount or premium to their net asset value. A closed-end fund may be leveraged as part of its investment strategy. As a result, the Fund may be indirectly exposed to the effects of leverage through its investment in the underlying funds. Investments in underlying funds that use leverage may cause the value of the Fund’s shares to be more volatile than if the Fund invested in underlying funds that do not utilize leverage.

Note 8–Trustee Deferred Compensation Plan–The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

Effective September 1, 2010, High Yield, Intermediate, Long, Pre-Refunded and Short adopted a unitary management fee where the Adviser is responsible for all expenses of the Funds. Therefore, the expense for the Plan for these Funds and for Short High-Yield are included in “Management fees”. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities for amounts accrued through September 1, 2010 and in “Due to Adviser” for amounts accrued after September 1, 2010.

For CEF Municipal, the expense for the Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9–Bank Line of Credit–Certain Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended April 30, 2014, the following Funds borrowed under this facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of April 30, 2014
High-Yield	42	2,396,035	1.58	–
Intermediate	17	406,447	1.51	488,660
Long	21	346,334	1.61	–
Pre-Refunded	1	143,244	1.50	143,244
Short	4	3,483,000	1.59	–
88

Note 10–Custodian Fees–The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended April 30, 2014, there were no offsets to the custodian fees.

Note 11–Recent Accounting Pronouncements–The Funds have adopted Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, as clarified by ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which requires entities to disclose gross and net information about derivative instruments, repurchase and reverse-repurchase agreements, and securities borrowing and lending transactions that are either: (1) offset in accordance with GAAP, or (2) subject to enforceable master netting arrangement or similar agreements, irrespective of whether they are offset in accordance with GAAP. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. As of April 30, 2014, the Funds held no financial instruments in scope of ASU No. 2011-11 and ASU No. 2013-01.

Note 12–Subsequent Events–The Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The following dividends from net investment income were declared and paid subsequent to April 30, 2014:

Fund	Ex-Date	Record Date	Payable Date	Per Share
CEF Municipal	5/1/14	5/5/14	5/7/14	$0.1211
High-Yield	5/1/14	5/5/14	5/7/14	$0.1222
Intermediate	5/1/14	5/5/14	5/7/14	$0.0470
Long	5/1/14	5/5/14	5/7/14	$0.0638
Pre-Refunded	5/1/14	5/5/14	5/7/14	$0.0230
Short High-Yield	5/1/14	5/5/14	5/7/14	$0.0650
Short	5/1/14	5/5/14	5/7/14	$0.0180
CEF Municipal	6/2/14	6/4/14	6/6/14	$0.1130
High-Yield	6/2/14	6/4/14	6/6/14	$0.1202
Intermediate	6/2/14	6/4/14	6/6/14	$0.0484
Long	6/2/14	6/4/14	6/6/14	$0.0645
Pre-Refunded	6/2/14	6/4/14	6/6/14	$0.0230
Short High-Yield	6/2/14	6/4/14	6/6/14	$0.0600
Short	6/2/14	6/4/14	6/6/14	$0.0178
89

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Market Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of CEF Municipal Income ETF, High-Yield Municipal Index ETF, Intermediate Municipal Index ETF, Long Municipal Index EFF, Pre-Refunded Municipal Index ETF, Short High-Yield Municipal Index ETF and Short Municipal Index ETF (seven of the series constituting Market Vectors ETF Trust) (the “Funds”) as of April 30, 2014, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CEF Municipal Income ETF, High-Yield Municipal Index ETF, Intermediate Municipal Index ETF, Long Municipal Index EFF, Pre-Refunded Municipal Index ETF, Short High-Yield Municipal Index ETF and Short Municipal Index ETF (seven of the series constituting Market Vectors ETF Trust) at April 30, 2014, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 25, 2014

90

MARKET VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The information set forth below is for each Fund’s fiscal year as required by federal laws. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund.

Accordingly, the information needed by shareholders for calendar year 2014 income tax purposes will be sent to them in early 2015. Please consult your tax advisor for proper treatment of this information.

Of the dividends and distributions paid by the Funds, the corresponding percentages represent the amount of such dividends which, for regular Federal income tax purposes, are tax exempt, from ordinary income and/or from long-term capital gains.

Fund	Tax Exempt	Ordinary Income	Long-Term Capital Gains
CEF Municipal	99.07%	0.93%	–
High-Yield	93.11%	1.62%	5.27%
Intermediate	99.39%	0.61%	–
Long	99.18%	0.82%	–
Pre-Refunded	100.00%	–	–
Short High-Yield	99.21%	0.79%	–
Short	98.27%	1.73%	–
91

BOARD OF TRUSTEES AND OFFICERS

April 30, 2014 (unaudited)

Independent Trustees:

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
David H. Chow, 56*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and registered investment adviser), March 1999 to present.	58	Director, Forward Management LLC and Audit Committee Chairman, January 2008 to present; Trustee, Berea College of Kentucky and Vice- Chairman of the Investment Committee, May 2009 to present; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to present; Secretary and Board Member of the CFA Society of Stamford, July 2009 to present.
R. Alastair Short, 60*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	69	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.
Peter J. Sidebottom, 51*†	Trustee	Since 2012	Independent business adviser, January 2014 to present; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012; Executive Vice President, Wachovia Corporation (financial services firm), December 2004 to February 2009.	58	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012.
Richard D. Stamberger, 55*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	69	Director, Food and Friends, Inc., 2013 to present.
92

Interested Trustee:

Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Jan F. van Eck, 50[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	58	Director, National Committee on US- China Relations.

[1]	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
[4]	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Russell G. Brennan, 49	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.
Charles T. Cameron, 54	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.
Simon Chen, 42	Assistant Vice President	Since 2012	Greater China Director of the Adviser (Since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).
John J. Crimmins, 56	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.
Eduardo Escario, 38	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 – July 2008).
Lars Hamich, 45	Vice President	Since 2012	Managing Director and Chief Executive Officer of Van Eck Global (Europe) GmbH (since 2009); Chief Executive Officer of Market Vectors Index Solutions GmbH (“MVIS”) (since June 2011); Managing Director of STOXX Limited (until 2008).
Wu-Kwan Kit, 32	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel (September 2007 – 2011); University of Pennsylvania Law School (August 2004 – May 2007).
Susan C. Lashley, 59	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.
Laura I. Martínez, 34	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 – June 2008); Officer of other investment companies advised by the Adviser.
93

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Officer’s Name, Address[1] and Age	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Ferat Oeztuerk, 31	Assistant Vice President	Since 2012	Sales Associate, Van Eck Global (Europe) GmbH (since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).
Jonathan R. Simon, 39	Vice President, Secretary and Chief Legal Officer	Vice President (Since 2006) and Secretary and Chief Legal Officer (Since 2014)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.
Bruce J. Smith, 59	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.
Janet Squitieri, 52	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 – September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 – June 2010).

[1]	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
94

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting vaneck.com.

Investment Adviser:

Van Eck Associates Corporation

Distributor:

Van Eck Securities Corporation

335 Madison Avenue

New York, NY 10017

vaneck.com

Account Assistance:

1.888.MKT.VCTR

MUNIAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, R.
     Alastair Short and Richard Stamberger, members of the Audit and
     Governance Committees, are "audit committee financial experts" and
     "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     April 30.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended April 30, 2014 and
     April 30, 2013, were $401,770 and $296,770, respectively.

(b)  Audit-Related Fees. Ernst & Young billed other audit-related fees of $11,000 for the fiscal year ended April 30, 2014 and $16,000 for the fiscal year ended April 30, 2013.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     April 30, 2014 and April 30, 2013, were $210,018 and $127,247, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant's Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A))
     consisting of four Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule
     30a-3(c) under the Investment Company Act of 1940, as amended (the "1940
     Act") (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR
     270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities
     Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MARKET VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date July 9, 2014
     ------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date July 9, 2014
     ------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date July 9, 2014
     ------------